united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Richard Malinowski

Gemini Fund Services, LLC., 80Arkay Drive Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/19

Item 1. Reports to Stockholders.

DUNHAM

World-Class Trust & Investment Firm

October 31, 2019

ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Floating Rate Bond Fund

Dunham Long/Short Credit Fund*

Dunham Corporate/Government Bond Fund

Dunham Monthly Distribution Fund

Dunham Dynamic Macro Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

Dunham Large Cap Value Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

**Formerly the Dunham Appreciation & Income Fund*

Investment Adviser:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Dunham Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Dunham Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Dunham Funds electronically by calling (888)-3DUNHAM (338-6426) or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Dunham Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling (888)-3DUNHAM (338-6426) or contacting your financial intermediary. Your election to receive reports in paper will apply to all Dunham Funds held by you or through your financial intermediary.

This Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dear Fellow Shareholders,

While the economic backdrop and company fundamentals generally did not waver during this fiscal year, rhetoric and headlines caused both equities and bonds to experience meaningful volatility. Whether the focus was on the Federal Reserve’s stance on monetary policy, a looming trade war with China, or the future of shale oil, the markets appeared to take note and responded fairly drastically. Over the 12-month period, investors that focused on the strength of the economy and the broadly positive earnings releases generally experienced a strong return regardless of their preference for bonds or equities. When considering these factors in broad strokes, U.S. bonds, as measured by the Bloomberg Barclays Aggregate Bond Index, increased 11.5 percent over the 12-month period, while U.S. equities, as measured by the S&P 500 Index, increased 14.3 percent. It is interesting that these results emerged despite persistent concerns during the period of an impending recession – clearly, the cooler heads prevailed.

This is not to say that all areas of the markets were capable of navigating the sea of headlines and end the fiscal year with such positive results. Some of the most precarious pockets of the equity and bond markets found this past fiscal year to be far less lucrative than their predominately blue-chip and investment-grade counterparts. Specifically, small cap stocks and the lowest quality tier of high-yield bonds each treaded into negative territory numerous times during the 12-month period. Small cap stocks, as measured by the Russell 2000 Index, managed a 4.9 percent return by the end of the fiscal year, despite battling between negative and positive status through early October. In the bottom rating tiers of the debt market, specifically bonds rated CCC and lower, measured by the BofA Merrill Lynch CCC and Lower Cash Pay High-Yield Index, positive performance was difficult to muster for most of the fiscal year. After briefly managing a positive fiscal year-to-date return in late-spring, these bonds with the highest estimated risk of default withered back into negative territory and eventually ended the fiscal year down 2.6 percent. While investors in general continually demand income, even the 12 percent yield offered by these lowest-rated bonds was not sufficient to attract enough capital to end the period with a positive return.

We are keenly aware of how it is often difficult to focus purely on the fundamental information as we comb through the deluge of headlines and “noise” that inundates our inboxes every day. As investors, you are the ultimate target of most of those fear-inducing diatribes. At Dunham, our focus will always be clarity of thought and consistency, especially in these turbulent markets, and we greatly appreciate the opportunity to provide that for each of you.

We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates

October 31, 2019

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

Since the commencement of the fiscal year, interest rates generally declined, a trend that coincided with bank loans trailing lower. This is primarily attributable to investors using bank loans as a means to potentially hedge the adverse effects of a rising interest rate environment. Therefore, as rising rate fears have substantially subsided from 12 months ago, the bank loan market has generally seen bank loan principal values shrink. While LIBOR declined close to 66 basis points since the start of the fiscal year, the average yield on bank loans increased 69 basis points. This disparity helps to evidence how the reduction in bank loan principal value was in excess of the amount needed to maintain a similar yield. What may be even more interesting is that high-yield traditional bonds, as measured by the BofA Merrill Lynch High- Yield Bond Index, ended the fiscal year with an average yield only 12 basis points higher than the average bank loan. For context, the fiscal year started with the spread between traditional high- yield bonds and bank loans at 140 basis points. During the most recent fiscal quarter, bank loans declined 0.4 percent while traditional high-yield bonds increased 1.0 percent. When considering the full fiscal year, bank loans increased 2.6 percent while traditional high-yield bonds rose 8.4 percent.

Portfolio Review

Higher quality credit within the bank loan space has consistently out performed lower tier credit all year as repayments and less issuance shrinks the size of the quality cohort at a time when investors are seeking safety. At the same time, the increased supply of lower tier credit comes when investors are placing greater scrutiny on riskier transactions. These two correlated factors broadly helped the Fund, as the Sub- Adviser generally focuses on the higher-rated bank loans. The sector with the highest overweight in the Fund continued to be gaming and the largest underweights were to the information technology and financial services sectors. As bank loan prices on average declined and the yield slightly increased, the overall duration saw a slight decline. The average duration of the Fund ended the fiscal year at 0.35 years. This very small duration is primarily attributable to some traditional bonds that the Fund holds. Overall, those positions comprise less than 10 percent of the Fund assets.

Holdings Insights

While the vast majority of the bank loans in the Fund saw their values fluctuate by less than one percent during the decline of the final fiscal quarter, only a handful appreciated more than one percent and nearly one quarter of the bank loans saw valuations decline by more than one percent. This overstates the overall loss to the Fund, as these are simply price declines and do not include the positive impact of the accrued interest on those same bank loans. As the average coupon on the bank loans in the Fund was slightly higher than five percent, these slight price declines were generally offset by the positive contribution from the coupon. Some of the largest losses during the fiscal year came in the final months of the period. Bank loans that had some of the largest price declines included the Securus Technologies Adj% loan maturing in 2024 (BL2438150) (holding weight*: 0.07 percent), a communication solutions provider for prisons, the Fieldwood Energy Adj% loan maturing in 2023 (BL2684480) (holding weight*: 0.02 percent), one of the largest offshore oil operators in the Gulf of Mexico, and the McDermott International Adj% loan maturing in 2025 (BL2604710) (holding weight*: 0.35 percent), an energy-related engineering, procurement, construction and installation company. While the Securus, Fieldwood, and McDermott loans experienced price declines of 42.0 percent, 36.7 percent, and 36.6 percent, respectively, two of the positions comprised less than 0.1 percent of the Fund even when combined. In addition, amid some of these large sell-offs during the final fiscal quarter, the Sub-Adviser found opportunities to enter into loans related to these same companies. For example, the Sub- Adviser added the McDermott Technology Adj% loan maturing in 2021 (BL3199017) (holding weight*: 0.31 percent), the processing technologies arm of McDermott International. Since it was added near the end of the fiscal year, the loan value appreciated 4.0 percent.

In regard to positive contributors, one of the stronger performers was the 21st Century Oncology Adj% loan maturing in 2023 (BL2629725) (holding weight*: 0.07 percent), a cancer care service provider including radiation therapy and integrated cancer treatments. Although the loan’s value had slumped close to 9 percent between March and mid-May, the loan value surged nearly 14 percent during the second half of the fiscal year as it continued to make headway following emerging from bankruptcy in 2018. However, its small position size in the Fund resulted in it having a low impact on overall performance. Conversely, the Diversey Adj% loan maturing in 2024 (BL2482646) (holding weight*: 0.38 percent), a provider of cleaning and hygiene products, and the Bass Pro loan maturing in 2023 (BL2282806) (holding weight*: 0.47 percent), an owner and operator of outdoor recreation superstores, were more sizable positions in the Fund, so their total return increases of between 1 percent and 4 percent during the fiscal year were more impactful. Both loans were rattled in the first half of the fiscal year, dropping between 5 and 11 percent. However, between a partial rebound and coupons ranging between five and six percent, the bonds eked out positive contributions to the Fund for the fiscal year.

Sub-Adviser Outlook

Debt covenants have continued to become less and less restrictive, posing additional risks for bond investors as defaults eventually experience a meaning rise. While the Sub- Adviser generally sought to shift the Fund’s exposure away from the lower rated credit qualities to higher-rated loans, it is still concerned how an adverse event may ripple through the space. Different qualities are generally represented by different industry groups, such as a higher weighting of energy and retail bonds within the lowest credit tiers, which makes lateral shifts in credit quality more cumbersome. Overall, the Sub- Adviser is optimistic about the enhanced yield prospects within the bank loan market, but remains cautious that bank loans have been singularly labeled as a means to reduce the risk of rising interest rates and therefore is concerned with how a flat-to-lower rate outlook may affect bank loan investor sentiment.

*	Holdings percentage(s) of total investments as of 10/31/2019.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
			Annualized
		Annualized	Since Inception
	One Year	Five Years	(11/1/13)
Class N	1.88%	2.80%	2.57%
Class C	1.24%	2.06%	1.82%
Class A with load of 4.50%	(2.92)%	1.58%	1.53%
Class A without load	1.63%	2.53%	2.31%
Credit Suisse Leveraged Loan Total Return Index	2.59%	3.95%	3.93%
S&P/LSTA Leveraged Loan 100 Index **	2.67%	3.45%	3.43%
Morningstar Bank Loan Category	1.99%	3.02%	2.93%

(a)	Total Returns are calculated based on traded NAVs.

**	Change in Fund’s benchmark due to the implementation of the Sub- Adviser’s investment strategy primarily using the new benchmark index. As a result, the Fund’s performance is compared to both indices in the table above.

The Credit Suisse Leveraged Loan Total Return Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating- rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 0.98% for Class N, 1.73% for Class C and 1.23% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund
October 31, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
ASSET BACKED SECURITIES - 0.9%
Barclays Commercial Mortgage Securities	1 mo LIBOR + 0.722%	$470,000	2.635	+	3/15/2037	$469,624
Drive Auto Receivables Trust - 144A		470,000	2.900		8/15/2025	476,654
Ellington Financial Mortgage Trust - 144A		427,400	2.934		6/25/2059	431,127
Pretium Mortgage Credit Partners - 144A		315,010	4.826		9/25/2058	317,544
TOTAL ASSET BACKED SECURITIES (Cost - $1,683,720)						1,694,949

BANK LOANS - 91.7%
BASIC MATERIALS - 3.3%
Acuity Specialty Products, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	274,400	6.085	+	8/11/2024	212,888
Ascend Performance Materials Operations LLC, Initial Term Loan	LIBOR + 5.250%	225,000	7.152	+	8/27/2026	225,984
ClearWater Paper Corp., Initial Term Loan	LIBOR + 3.250%	135,000	5.152	+	7/26/2026	135,169
Covia Holdings Corp., Initial Term Loan	LIBOR + 4.000%	562,875	6.012	+	6/01/2025	395,923
Element Solutions, Inc., Initial Term Loan	LIBOR + 2.250%	729,488	4.152	+	1/31/2026	733,022
Graftech International Ltd., Initial Term Loan	LIBOR + 3.500%	374,750	5.402	+	2/12/2025	361,165
H.B. Fuller Co., Commitment Loan	LIBOR + 2.000%	624,645	3.934	+	10/20/2024	623,836
Hexion, Inc., USD Term Loan	LIBOR + 3.500%	573,563	5.589	+	7/01/2026	572,487
Ineos US Finance LLC, New 2024 Dollar Term Loan	LIBOR + 2.000%	1,886,400	3.902	+	3/31/2024	1,869,781
Kraton Polymers LLC, Dollar Replacement Term Loan (2018)	LIBOR + 2.500%	355,351	4.402	+	3/08/2025	353,460
Omnova Solutions, Inc., Term B-2 Loan	LIBOR + 3.250%	495,459	5.152	+	8/25/2023	495,305
US Salt LLC, Initial Term Loan	LIBOR + 4.750%	273,625	6.652	+	1/16/2026	273,967
						6,252,987
COMMUNICATIONS - 16.2%
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien)	LIBOR + 3.250%	386,253	5.152	+	7/25/2021	361,485
Altice France SA, USD TLB-13 Incremental Term Loan	LIBOR + 4.000%	232,650	6.002	+	8/14/2026	229,659
CenturyLink, Inc., Initial Term B Loan	LIBOR + 2.750%	1,004,946	4.652	+	1/31/2025	996,218
Charter Communications Operating LLC, Term B-2 Loan	LIBOR + 1.750%	2,245,013	3.686	+	2/01/2027	2,256,238
Clear Channel Outdoor Holdings, Inc., Term B Loan	LIBOR + 3.500%	575,000	5.402	+	8/21/2026	576,797
Commscope, Inc., Initial Term Loan	LIBOR + 3.250%	615,000	5.152	+	4/04/2026	604,431
Consolidated Communications, Inc., Initial Term Loan	LIBOR + 3.000%	673,274	4.902	+	10/05/2023	626,565
CSC Holdings, LLC, March 2017 Refinancing Term Loan	LIBOR + 2.250%	1,747,339	4.252	+	7/17/2025	1,742,404
CSC Holdings, LLC, October 2018 Incremental Term Loan	LIBOR + 2.250%	377,150	4.252	+	1/15/2026	375,170
Diamond Sports Group, LLC, Term Loan	LIBOR + 3.250%	910,000	5.190	+	8/24/2026	915,574
Frontier Communications Corp., Term B-1 Loan	LIBOR + 3.750%	1,532,932	5.652	+	6/15/2024	1,530,441
Go Daddy Operating Co. LLC, Tranche B-2 Term Loan	LIBOR + 1.750%	563,854	3.652	+	2/15/2024	565,136
Hoya Midco LLC., Initial Term Loan (First Lien)	LIBOR + 3.500%	867,936	5.402	+	6/30/2024	844,792
iHeart Communications, Inc., Escrow Bond #		1,605,000	—		5/01/2023	—
iHeart Communications, Inc., Initial Term Loan	LIBOR + 4.000%	332,924	6.089	+	5/01/2026	334,484
Iridium Communications, Inc., Term Loan B	LIBOR + 3.750%	105,000	5.806	+	10/18/2026	105,738
LCPR Loan Financing LLC, Initial Term Loan	LIBOR + 5.000%	205,000	6.928	+	10/22/2026	206,730
Level 3 Financing, Inc., Tranche B 2024 Term Loan	LIBOR + 2.250%	2,410,000	4.152	+	2/22/2024	2,416,025
MCC Iowa LLC, Tranche M Term Loan	LIBOR + 2.000%	779,212	3.935	+	1/15/2025	782,134
Mcgraw-Hill Global Education Holdings LLC, Term B Loan (First Lien)	LIBOR + 4.000%	988,940	5.902	+	5/04/2022	907,970
Mediacom Illinois LLC, Tranche N Term Loan	LIBOR + 1.750%	643,487	3.685	+	2/15/2024	644,292
Meredith Corp., Tranche B-1 Term Loan	LIBOR + 2.750%	520,864	4.652	+	1/31/2025	523,224
Nexstar Broadcasting, Inc., Term B-4 Loan	LIBOR + 2.750%	1,240,000	4.686	+	9/18/2026	1,246,113
Numericable US LLC, USD TLB-11 Term Loan	LIBOR + 2.750%	633,750	4.652	+	7/31/2025	615,187
Numericable US LLC, USD TLB-12 Term Loan	LIBOR + 3.688%	321,578	5.690	+	1/31/2026	314,744
Radiate Holdco LLC, Closing Date Term Loan	LIBOR + 3.000%	1,159,693	4.902	+	2/01/2024	1,149,226
Red Ventures LLC, Term B-1 Loan (First Lien)	LIBOR + 3.000%	726,953	4.909	+	11/08/2024	726,350
Rodan & Fields LLC, Closing Date Term Loan	LIBOR + 4.000%	636,938	6.002	+	6/16/2025	522,289
SBA Senior Finance II LLC, Initial Term Loan	LIBOR + 2.000%	1,145,041	3.902	+	4/11/2025	1,149,203
Securus Technologies Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 4.500%	199,451	6.402	+	11/01/2024	158,421
Securus Technologies Holdings, Inc., Initial Loan (Second Lien)	LIBOR + 8.250%	255,000	10.152	+	11/01/2025	134,194
Sinclair Television Group, Inc., Tranche B Term Loan	LIBOR + 2.250%	359,217	4.152	+	1/03/2024	359,330
Sprint Communications, Inc., Initial Term Loan	LIBOR + 2.500%	1,037,921	4.402	+	2/03/2024	1,027,977
Sprint Communications, Inc., 2019 Incremental Term Loan	LIBOR + 3.000%	652,225	4.902	+	2/03/2024	649,372
Telenet Financing USD LLC., Term Loan AN Facility	LIBOR + 2.250%	680,000	4.227	+	8/15/2026	680,187
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan	LIBOR + 2.750%	2,264,710	4.652	+	3/15/2024	2,190,813
Virgin Media Bristol LLC, K Facility	LIBOR + 2.500%	690,000	4.477	+	1/31/2028	688,023
West Corporation, Initial Term B Loan	LIBOR + 4.000%	442,901	5.902	+	10/10/2024	370,139

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BANK LOANS - 91.7% (Continued)
COMMUNICATIONS - 16.2% (Continued)
West Corporation, Incremental Term B-1 Loan	LIBOR + 3.500%	$246,875	5.402 +	10/10/2024	$205,215
Ziggo Secured Finance Partnership, Term Loan E Facility	LIBOR + 2.500%	890,000	4.502 +	4/15/2025	880,575
					30,612,865
CONSUMER, CYCLICAL - 19.7%
84 Lumber Co., Term B-1 Loan	LIBOR + 5.250%	412,919	4.178 +	10/25/2023	413,777
Accuride Corp., 2017 Refinancing Term Loan	LIBOR + 5.250%	448,555	7.335 +	11/10/2023	374,544
Affinity Gaming, Initial Term Loan	LIBOR + 3.250%	356,415	5.152 +	7/03/2023	341,846
American Airlines, Inc., 2017 Class B Term Loan	LIBOR + 2.000%	86,330	3.927 +	4/28/2023	86,364
American Airlines, Inc., 2017 Class B Term Loan	LIBOR + 2.000%	489,559	4.002 +	12/14/2023	489,559
American Airlines, Inc., 2018 Replacement Term Loan	LIBOR + 1.750%	422,358	3.685 +	6/27/2025	419,006
American Axle & Manufacturing, Inc., Tranche B Term Loan	LIBOR + 2.250%	552,236	4.178 +	4/06/2024	527,157
American Builders & Contractors Supply Co., Inc., Restatement Effective Date Term Loan	LIBOR + 2.000%	1,480,000	3.927 +	1/15/2027	1,479,541
American Greetings Corp., Initial Term Loan	LIBOR + 4.500%	630,688	6.402 +	4/06/2024	614,920
Aramark Intermediate HoldCo Corp., U.S. Term B-2 Loan	LIBOR + 1.750%	195,170	3.652 +	3/28/2024	195,819
Aramark Intermediate HoldCo Corp., U.S. Term B-3 Loan	LIBOR + 1.750%	1,357,024	3.652 +	3/11/2025	1,360,980
Aristocrat Leisure Ltd., Term B-3 Loan	LIBOR + 1.750%	1,405,019	3.684 +	10/19/2024	1,409,965
Bass Pro Group LLC, Initial Term Loan	LIBOR + 5.000%	928,964	6.902 +	9/25/2024	898,605
Boyd Gaming Corp., Refinancing Term B Loan	LIBOR + 2.250%	724,513	4.152 +	9/15/2023	726,494
Caesars Resort Collection LLC, Term B Loan	LIBOR + 2.750%	1,940,438	4.652 +	12/22/2024	1,914,562
Carlisle FoodService Products, Inc., Initial Term Loan (First Lien)	LIBOR + 3.000%	552,389	4.902 +	3/20/2025	523,388
CDS US Intermediate Holdings, Inc., Term B Loan (First Lien)	LIBOR + 3.750%	619,169	5.835 +	7/08/2022	560,156
CEOC LLC, Term B Loan	LIBOR + 2.000%	1,154,404	3.902 +	10/06/2024	1,155,310
CityCenter Holdings LLC, Term B Loan	LIBOR + 2.250%	1,167,842	4.152 +	4/18/2024	1,169,027
Crown Finance US, Inc., Initial Dollar Tranche Term Loan	LIBOR + 2.250%	680,287	4.152 +	2/28/2025	672,171
CSC SW Holdco, Inc., Term B-1 Loan (First Lien)	LIBOR + 3.250%	574,808	5.253 +	11/14/2022	559,205
DexKo Global, Inc., Replacement U.S. Dollar Term B Loan (First Lien)	LIBOR + 3.500%	511,864	5.402 +	7/24/2024	505,625
Eldorado Resorts, Inc., Term Loan	LIBOR + 2.250%	723,252	4.255 +	4/17/2024	723,401
Formula One Management Ltd., Facility B3 (USD)	LIBOR + 2.500%	615,202	4.416 +	2/01/2024	607,641
Gateway Casinos & Entertainment Ltd., Initial Term Loan	LIBOR + 3.000%	498,688	5.085 +	12/01/2023	488,714
Global Appliance, Inc., Tranche B Term Loan	LIBOR + 4.000%	926,926	5.902 +	9/29/2024	899,118
Golden Nugget, Inc., Initial B Term Loan	LIBOR + 2.750%	1,357,994	4.655 +	10/04/2023	1,357,145
GVC Holdings PLC, Facility B2 (USD)	LIBOR + 2.250%	566,375	4.457 +	3/16/2024	567,703
HD Supply, Inc., Term B-5 Loan	LIBOR + 1.750%	840,999	3.652 +	10/17/2023	845,310
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term loan	LIBOR + 1.750%	1,208,344	3.678 +	6/21/2026	1,214,712
Isagenix International LLC, Senior Lien Term Loan	LIBOR + 5.750%	552,967	7.849 +	6/14/2025	425,094
Libbey Glass, Inc., Initial Loan	LIBOR + 3.000%	552,019	4.984 +	4/09/2021	434,025
Michaels Stores, Inc., 2018 New Replacement Term B Loan	LIBOR + 2.500%	885,515	4.417 +	1/28/2023	864,849
Navistar, Inc., Tranche B Term Loan	LIBOR + 3.500%	923,550	5.503 +	11/06/2024	916,041
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan	LIBOR + 6.000%	997,620	8.012 +	10/25/2023	732,767
Panther BF Aggregator 2 LP, Initial Dollar Term Loan (First Lien)	LIBOR + 3.500%	1,045,000	5.409 +	4/30/2026	1,033,244
PCI Gaming Authority, Term B Facility Loan	LIBOR + 3.000%	583,849	4.902 +	5/31/2026	588,412
PetSmart, Inc., Amended Loan	LIBOR + 4.000%	603,641	6.002 +	3/11/2022	589,933
Playa Resorts Holding BV, Initial Term Loan	LIBOR + 2.750%	835,456	4.652 +	4/29/2024	816,395
Scientific Games International, Inc., Initial Term B-5 Loan	LIBOR + 2.750%	795,892	4.652 +	8/14/2024	787,993
Serta Simmons Bedding LLC, Initial Term Loan (First Lien)	LIBOR + 3.500%	297,585	5.487 +	11/08/2023	177,212
Siteone Landscape Supply LLC, Tranche E Term Loan	LIBOR + 2.750%	689,022	4.652 +	10/29/2024	691,606
Stars Group Holdings BV, USD Term Loan	LIBOR + 3.500%	514,921	5.585 +	7/10/2025	517,769
Station Casinos LLC, Term B Facility Loan	LIBOR + 2.500%	864,389	4.402 +	6/08/2023	866,463
Tenneco, Inc., Tranche B Term Loan	LIBOR + 3.000%	789,038	4.902 +	10/01/2025	720,656
TI Group Automotive Systems LLC, Initial US Term Loan	LIBOR + 2.500%	356,576	4.402 +	6/30/2022	354,182
TKC Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.750%	701,847	5.652 +	2/01/2023	681,796
UFC Holdings LLC, Term Loan (First Lien)	LIBOR + 3.250%	1,275,843	5.152 +	4/29/2026	1,276,800
Univar USA, Inc., Term B-3 Loan	LIBOR + 2.250%	718,439	4.152 +	7/01/2024	721,658
WestJet Airlines Ltd., Term Loan B	LIBOR + 3.000%	780,000	5.181 +	10/08/2026	784,715
					37,083,375
CONSUMER, NON-CYCLICAL - 19.4%
21st Century Oncology, Inc., Tranche B Term Loan	LIBOR + 6.125%	144,046	8.128 +	1/16/2023	136,124
Accelerated Health Systems LLC, Initial Term Loan	LIBOR + 3.500%	461,513	5.484 +	10/31/2025	462,380
Advanz Pharma Corp., Initial Dollar Term Loan	LIBOR + 5.500%	89,180	7.409 +	9/06/2024	84,084
Agiliti Health, Inc., Initial Term Loan	LIBOR + 3.000%	432,825	5.089 +	1/04/2026	432,273
AHP Health Partners, Inc., Term Loan	LIBOR + 4.500%	577,688	6.402 +	6/30/2025	578,626
Albertson’s LLC, 2019-1 Term B-7 Loan	LIBOR + 2.750%	859,227	4.652 +	11/17/2025	864,464

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BANK LOANS - 91.7% (Continued)
CONSUMER, NON-CYCLICAL - 19.4% (Continued)
Albertson’s LLC, 2019 Term B-8 Loan	LIBOR + 2.750%	$383,826	4.652 +	8/17/2026	$386,169
AlixPartners LLP, 2017 Refinancing Term Loan	LIBOR + 2.750%	940,424	4.652 +	4/04/2024	941,139
Amneal Pharmaceuticals LLC, Initial Term Loan	LIBOR + 3.500%	602,234	5.402 +	5/04/2025	461,913
Atlantic Aviation FBO, Inc., Initial Term Loan	LIBOR + 3.750%	129,025	5.652 +	12/06/2025	129,831
Avantor, Inc., Initial B-2 Dollar Term Loan	LIBOR + 3.000%	252,868	4.902 +	11/21/2024	254,764
Bausch Health Companies, Inc., Initial Term Loan	LIBOR + 3.000%	1,083,403	5.002 +	6/02/2025	1,088,425
Bausch Health Companies, Inc., First Incremental Term Loan	LIBOR + 2.750%	188,125	4.752 +	11/27/2025	188,569
Change Healthcare Holdings, Inc., Closing Date Term Loan	LIBOR + 2.500%	775,173	4.402 +	3/01/2024	771,541
CHG Healthcare Services, Inc., New Term Loan (2017) (First Lien)	LIBOR + 3.000%	362,165	4.902 +	6/07/2023	362,197
CHG PPC Parent LLC, Initial Term Loan (First Lien)	LIBOR + 2.750%	582,625	4.652 +	3/31/2025	581,168
Chobani LLC, New Term Loan (First Lien)	LIBOR + 3.500%	1,039,118	5.402 +	10/10/2023	1,018,767
CPI Acquisition, Inc., Term Loan (First Lien)	LIBOR + 4.500%	1,013,336	6.484 +	8/17/2022	788,644
Diamond BV, Initial USD Term Loan	LIBOR + 3.000%	778,160	4.902 +	9/06/2024	727,385
Dole Food Company, Inc., Tranche B Term Loan	LIBOR + 2.750%	904,396	4.677 +	4/06/2024	891,056
Envision Healthcare Corp., Initial Term Loan	LIBOR + 3.750%	1,338,384	5.652 +	10/10/2025	1,087,015
Explorer Holdings, Inc., Initial Term Loan	LIBOR + 3.750%	583,914	5.835 +	5/02/2023	583,914
Fort Dearborn Holding Company, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	390,594	5.986 +	10/19/2023	376,923
Garda World Security Corp., Initial Term Loan	LIBOR + 4.750%	750,000	6.659 +	10/24/2026	747,031
Gentiva Health Services, Inc., Closing Data Initial Term Loan (First Lien)	LIBOR + 3.750%	294,257	5.652 +	7/02/2025	294,257
Greatbatch Ltd., New Term B Loan (2017)	LIBOR + 3.000%	551,763	5.010 +	10/27/2022	554,944
Greenrock Finance, Inc., Initial USD Term B Loan (First Lien)	LIBOR + 3.500%	250,538	5.585 +	6/05/2024	251,007
Heartland Dental, LLC, Initial Term Loan	LIBOR + 3.750%	603,522	5.652 +	4/30/2025	587,528
Herbalife Nutrition Ltd., Term Loan B	LIBOR + 3.250%	242,550	5.152 +	8/16/2025	243,599
H-Food Holdings LLC, Initial Term Loan	LIBOR + 3.688%	469,063	5.590 +	5/31/2025	436,130
Hostess Brands LLC, 2019 Refinancing Term B Loan (First Lien)	LIBOR + 2.250%	916,102	4.152 +	8/03/2025	912,955
Jaguar Holding Company I LLC, 2018 Term Loan	LIBOR + 2.500%	1,149,314	4.402 +	8/18/2022	1,148,464
JBS USA Lux S.A., New Term Loan	LIBOR + 2.500%	736,300	4.402 +	5/01/2026	739,562
Kronos Acquisition Intermediate, Inc., Initial Loan	LIBOR + 4.000%	1,186,837	5.936 +	5/15/2023	1,124,854
Milk Specialties Company, New Term Loan	LIBOR + 4.000%	527,767	5.902 +	8/16/2023	491,895
NAB Holdings LLC, 2018 Refinancing Term Loan	LIBOR + 3.000%	962,357	5.085 +	6/30/2024	956,342
National Mentor Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 4.250%	201,469	6.335 +	3/08/2026	201,952
National Mentor Holdings, Inc., Initial Term C Loan (First Lien)	LIBOR + 4.250%	7,895	6.152 +	3/08/2026	7,914
NVA Holdings, Inc., Term B-3 Loan (First Lien)	LIBOR + 2.750%	768,339	4.652 +	2/02/2025	768,339
NVA Holdings, Inc., Incremental Term B-4 Loan	LIBOR + 3.500%	19,950	5.402 +	2/02/2025	19,975
Ortho-Clinical Diagnostics, Inc., Second Amendment New Term Loan	LIBOR + 3.250%	987,605	5.277 +	6/30/2025	946,046
Parexel International Corp., Initial Term Loan	LIBOR + 2.750%	551,967	4.652 +	9/27/2024	528,114
Parfums Holding Co., Inc., Initial Term Loan (First Lien)	LIBOR + 4.250%	637,041	6.388 +	6/30/2024	631,750
PetVet Care Centers LLC, Initial Term Loan (First Lien)	LIBOR + 2.750%	896,122	4.652 +	2/14/2025	874,091
Phoenix Guarantor, Inc., Initial Term Loan (First Lien)	LIBOR + 4.500%	134,663	6.512 +	3/05/2026	134,642
Prime Security Services Borrower LLC, 2019 Refinancing Term B-1 Loan (First Lien)	LIBOR + 3.250%	783,582	5.277 +	9/23/2026	757,994
Refinitiv US Holdings, Inc., Initial Dollar Term Loan	LIBOR + 3.750%	932,950	5.652 +	10/01/2025	938,725
Regionalcare Hospital Partners Holdings, Inc., Term B Loan (First Lien)	LIBOR + 4.500%	798,963	6.436 +	11/16/2025	798,128
Revlon Consumer Products Corp., Initial Term B Loan	LIBOR + 3.500%	646,712	5.637 +	9/07/2023	510,230
Sage Borrowco LLC, Term B Loan (First Lien)	LIBOR + 4.750%	284,288	6.659 +	6/20/2026	285,709
Select Medical Corp., Tranche B Term Loan	LIBOR + 2.500%	563,789	4.613 +	3/06/2025	562,146
Shearer’s Foods LLC, Refinancing Term Loan (First Lien)	LIBOR + 4.250%	695,000	6.152 +	3/27/2022	694,569
Sigma Holdco BV, Facility B2	LIBOR + 3.000%	852,292	5.017 +	7/02/2025	843,313
Sotera Health Holdings LLC, Incremental Term Loan	LIBOR + 3.000%	1,006,341	4.902 +	5/15/2022	991,563
Sotera Health Holdings LLC, Incremental Term Loan (2019)	LIBOR + 3.500%	438,900	5.402 +	5/16/2022	438,351
St. George’s University Scholastic Services LLC, Term Loan	LIBOR + 3.500%	851,557	5.402 +	7/17/2025	853,332
Surgery Center Holdings, Inc., Initial Term Loan	LIBOR + 3.250%	749,700	5.152 +	8/31/2024	725,961
Trans Union LLC, 2017 Replacement Term B-3 Loan	LIBOR + 2.000%	1,273,572	3.909 +	4/09/2023	1,277,813
Viant Medical Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.750%	173,250	5.835 +	7/02/2025	162,422
WEX, Inc., Term B-3 Loan	LIBOR + 2.250%	876,851	4.152 +	5/17/2026	881,630
					36,520,648
ENERGY - 3.2%
Buckeye Partners LP, Term Loan	LIBOR + 2.750%	265,000	4.753 +	10/16/2026	266,544
California Resources Corp., Initial Loan	LIBOR + 4.750%	405,000	6.659 +	12/31/2022	350,528
CITGO Holding, Inc., Term Loan	LIBOR + 7.000%	145,000	8.902 +	8/01/2023	146,662
CITGO Petroleum Corp., 2019 Incremental Term B Loan	LIBOR + 5.000%	875,600	7.085 +	3/27/2024	877,789
Fieldwood Energy LLC, Closing Date Loan (First Lien)	LIBOR + 5.250%	605,554	7.152 +	4/11/2022	489,893
Fieldwood Energy LLC, Closing Date Loan 2018 (Second Lien)	LIBOR + 7.250%	81,748	9.152 +	4/11/2023	42,917

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BANK LOANS - 91.7% (Continued)
ENERGY - 3.2% (Continued)
Gavilan Resources LLC, Initial Term Loan (Second Lien)	LIBOR + 6.000%	$490,000	7.902 +	3/01/2024	$218,150
McDermott International, Inc., Term Loan	LIBOR + 10.000%	573,269	11.934 +	10/21/2021	596,200
McDermott International, Inc., Term Loan	LIBOR + 5.000%	1,098,275	7.085 +	5/10/2025	667,477
Medallion Midland Acquisition LLC, Initial Term Loan	LIBOR + 3.250%	763,925	5.152 +	10/30/2024	721,271
MRC Global Inc., 2018 Refinancing Term Loan	LIBOR + 3.000%	750,273	4.902 +	9/22/2024	742,770
Paragon Offshore Finance Co., Term Loan	LIBOR + 2.750%	1,153	4.752 +	7/16/2021	—
Seadrill Operating LP, Initial Term Loan	LIBOR + 6.000%	466,172	8.085 +	2/21/2021	238,580
Traverse Midstream Partners LLC, Advance	LIBOR + 4.000%	374,832	5.909 +	9/27/2024	330,789
Ultra Resources, Inc., Loan	LIBOR + 4.000%	661,675	5.936 +	4/12/2024	397,713
					6,087,283
FINANCIAL - 5.7%
Asurion LLC, Amendment No. 14 Replacement B-4 Term Loan	LIBOR + 3.000%	514,349	4.902 +	8/04/2022	515,220
Asurion LLC, Replacement B-6 Term Loan	LIBOR + 3.000%	322,234	4.902 +	11/03/2023	323,011
Asurion LLC, New B-7 Term Loan	LIBOR + 3.000%	385,125	4.902 +	11/03/2024	385,968
Asurion LLC, Second Lien Replacement B-2 Term Loan	LIBOR + 6.500%	607,456	8.402 +	8/04/2025	611,632
Blackhawk Network Holdings, Inc., Term Loan (First Lien)	LIBOR + 3.000%	866,301	4.902 +	6/16/2025	860,579
Capital Automotive LP, Initial Tranche B-2 Term Loan (First Lien)	LIBOR + 2.500%	445,464	4.402 +	3/25/2024	445,861
Capital Automotive LP, Initial Tranche B Term Loan (Second Lien)	LIBOR + 6.000%	439,812	7.902 +	3/24/2025	442,011
Ellie Mae, Inc., Term Loan (First Lien)	LIBOR + 4.000%	1,045,000	5.902 +	4/16/2026	1,040,428
FinCo I LLC, 2018 Replacement Loan	LIBOR + 2.000%	282,020	3.902 +	12/27/2022	282,814
iStar, Inc., Loan	LIBOR + 2.750%	846,672	4.730 +	6/28/2023	848,789
Lightstone Holdco LLC, Refinancing Term B Loan	LIBOR + 3.750%	470,678	5.652 +	1/30/2024	439,569
Lightstone Holdco LLC, Refinancing Term C Loan	LIBOR + 3.750%	26,547	5.652 +	1/30/2024	24,793
MGM Growth Properties Operating Partnership LP, Term B Loan	LIBOR + 2.000%	908,164	3.902 +	3/25/2025	912,074
Pl UK Holdco II Ltd., Facility B1	LIBOR + 3.250%	1,846,875	5.152 +	1/03/2025	1,838,795
Sedgwick Claims Management Services, Inc., Initial Term Loan	LIBOR + 3.250%	1,359,725	5.152 +	12/31/2025	1,322,013
Sedgwick Claims Management Services, Inc., 2019 Term Loan	LIBOR + 4.000%	194,513	5.902 +	9/30/2026	193,378
Uniti Group, Inc., Shortfall Term Loan	LIBOR + 5.000%	292,128	6.902 +	10/24/2022	281,942
					10,768,877
INDUSTRIALS - 14.8%
Anchor Glass Container Corp., July 2017 Additional Term Loan (First Lien)	LIBOR + 2.750%	425,896	4.756 +	12/07/2023	321,978
Anchor Glass Container Corp., Term Loan (Second Lien)	LIBOR + 7.750%	244,000	9.762 +	12/07/2024	138,318
Berlin Packaging LLC, Initial Term Loan (First Lien)	LIBOR + 3.000%	587,563	5.721 +	11/07/2025	572,383
Berry Global, Inc., Term W Loan	LIBOR + 2.000%	308,192	3.953 +	10/01/2022	309,511
Berry Global, Inc., Term X Loan	LIBOR + 2.000%	518,710	3.953 +	1/19/2024	520,754
Berry Global, Inc., Term U Loan	LIBOR + 2.500%	1,182,038	4.486 +	7/01/2026	1,187,410
Brand Energy & Infrastructure Services, Inc., Initial Term Loan	LIBOR + 4.250%	694,515	6.224 +	6/21/2024	675,850
Brookfield WEC Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.500%	839,386	5.402 +	8/01/2025	835,365
BWay Holding Co., Initial Term Loan	LIBOR + 3.250%	818,108	5.251 +	4/03/2024	797,516
Circor International, Inc., Initial Term Loan	LIBOR + 3.500%	578,886	5.502 +	12/11/2024	575,051
CPG International LLC, New Term Loan	LIBOR + 3.750%	1,937,646	5.835 +	5/06/2024	1,913,425
CPI Holdco LLC, Term Loan B	LIBOR + 4.250%	190,000	6.306 +	10/29/2026	190,000
Crosby US Acquisition Corp., Initial Term Loan (First Lien)	LIBOR + 4.750%	428,925	6.686 +	6/27/2026	408,373
Dynasty Acquisition Co., Inc., Initial Term B-1 Loan	LIBOR + 4.000%	399,965	6.085 +	4/06/2026	401,373
Dynasty Acquisition Co., Inc., Initial Term B-2 Loan	LIBOR + 4.000%	215,035	6.085 +	4/06/2026	215,792
Filtration Group Corp., Initial Dollar Term Loan	LIBOR + 3.000%	819,845	4.902 +	3/29/2025	820,230
Fluidra SA, USD Term Loan	LIBOR + 2.250%	832,395	4.152 +	7/02/2025	833,955
Gardner Denver, Inc., Tranche B-1 Dollar Term Loan	LIBOR + 2.750%	999,411	4.652 +	7/30/2024	1,002,709
Gates Global LLC, Initial B-2 Dollar Term Loan	LIBOR + 2.750%	917,087	4.652 +	3/31/2024	900,552
GFL Environmental, Inc., Effective Date Incremental Term Loan	LIBOR + 3.000%	608,835	4.902 +	5/30/2025	607,693
Gopher Resource LLC, Initial Term Loan	LIBOR + 3.250%	465,182	5.152 +	3/06/2025	459,948
Hillman Group, Inc., Initial Term Loan	LIBOR + 4.000%	701,125	5.902 +	5/31/2025	665,017
Klockner Pentaplast Of America, Inc., Dollar Term Loan	LIBOR + 4.250%	1,057,500	6.152 +	6/30/2022	880,808
KSBR Holding Corp., Initial Term Loan	LIBOR + 4.250%	562,175	6.184 +	4/15/2026	564,292
NN, Inc., 2017 Incremental Term Loan	LIBOR + 3.250%	171,000	5.152 +	4/03/2021	166,475
NN, Inc., Tranche B Term Loan	LIBOR + 3.750%	211,966	5.652 +	10/19/2022	206,844
Patriot Container Corp., Closing Date Term Loan (First Lien)	LIBOR + 3.500%	630,400	5.402 +	3/20/2025	619,368
Quikrete Holdings, Inc., Initial Loan (First Lien)	LIBOR + 2.750%	786,538	4.652 +	11/15/2023	784,450
RBS Global, Inc., Refinancing Term Loan	LIBOR + 2.000%	800,971	3.902 +	8/21/2024	806,378
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan	LIBOR + 2.750%	1,175,563	4.652 +	2/05/2023	1,176,838
Spectrum Holdings III Corp., Clsing Date Term Loan (First Lien)	LIBOR + 3.250%	434,730	5.152 +	1/31/2025	369,883
Summit Materials LLC, New Term Loan	LIBOR + 2.000%	1,325,397	3.902 +	11/21/2024	1,329,744

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BANK LOANS - 91.7% (Continued)
INDUSTRIALS - 14.8% (Continued)
Titan Acquisition Ltd., Initial Term Loan	LIBOR + 3.000%	$1,004,700	4.902 +	3/28/2025	$952,581
Transdigm, Inc., New Tranche F Term Loan (2018)	LIBOR + 2.500%	1,286,083	4.402 +	6/09/2023	1,281,961
Transdigm, Inc., New Tranche G Term Loan	LIBOR + 2.500%	734,171	4.402 +	8/22/2024	729,755
Transdigm, Inc., New Tranche E Term Loan (2018)	LIBOR + 2.500%	793,117	4.402 +	5/30/2025	788,117
Tricorbraun Holdings, Inc., Closing Date Term Loan (First Lien)	LIBOR + 3.750%	634,572	5.837 +	11/30/2023	621,288
Trident TPI Holdings, Inc., Tranche B-1 Term Loan	LIBOR + 3.250%	722,716	5.152 +	10/05/2024	682,667
Tunnel Hill Partners LP, Initial Term Loan	LIBOR + 3.500%	651,725	5.402 +	2/08/2026	650,506
US Farathane LLC, Term B-4 Loan	LIBOR + 3.500%	366,532	5.402 +	12/23/2021	335,377
Vertiv Group Corp., Term B Loan	LIBOR + 4.000%	565,000	5.902 +	11/15/2023	534,137
					27,834,672
TECHNOLOGY - 7.8%
Applied Systems, Inc., Closing Date Term Loan (First Lien)	LIBOR + 3.000%	686,643	5.085 +	9/19/2024	683,643
Applied Systems, Inc., Initial Term Loan (Second Lien)	LIBOR + 7.000%	105,000	9.085 +	9/19/2025	106,531
Astin Finco SARL, Dollar Term Loan (First Lien)	LIBOR + 4.250%	240,000	6.234 +	10/09/2026	238,500
Azalea TopCo, Inc., Initial Term Loan (First Lien)	LIBOR + 3.500%	300,000	5.402 +	7/26/2026	295,875
Boxer Parent Company, Inc., Initial Dollar Term Loan	LIBOR + 4.250%	1,314,200	6.152 +	10/02/2025	1,221,739
Dell International LLC, Refinancing Term B-1 Loan	LIBOR + 2.000%	1,401,612	3.902 +	9/19/2025	1,408,781
Dun & Bradstreet Corp., Initial Term Borrowing	LIBOR + 5.000%	565,000	6.936 +	2/06/2026	567,294
DynCorp International, Inc., Term Loan	LIBOR + 6.000%	310,000	8.003 +	8/15/2025	303,995
Everi Payments, Inc., Term B Loan	LIBOR + 3.000%	724,661	4.902 +	5/09/2024	725,024
Iqvia, Inc., Term B-1 Dollar Loan	LIBOR + 2.000%	144,019	4.085 +	3/07/2024	144,664
Iqvia, Inc., Incremental Term B-2 Dollar Loan	LIBOR + 2.000%	73,500	4.085 +	1/18/2025	73,791
Iqvia, Inc., Term B-3 Dollar Loan	LIBOR + 1.750%	1,138,610	3.835 +	6/11/2025	1,139,413
Kronos, Inc., Incremental Term Loan (First Lien)	LIBOR + 3.000%	2,250,628	5.287 +	11/01/2023	2,249,042
Kronos, Inc., Initial Term Loan (Second Lien)	LIBOR + 8.250%	120,000	10.537 +	11/01/2024	121,328
Navircure, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	165,000	5.936 +	10/22/2026	164,773
NCR Corp., Initial Term Loan (2019)	LIBOR + 2.500%	136,813	4.402 +	8/08/2026	137,012
Neustar, Inc., TLB4 (First Lien)	LIBOR + 3.500%	230,300	5.402 +	8/08/2024	220,915
Presidio Holdings, Inc., Term B Loan	LIBOR + 2.750%	504,823	4.833 +	2/02/2024	505,587
Rackspace Hosting, Inc., Term B Loan (First Lien)	LIBOR + 3.000%	561,477	5.209 +	11/03/2023	501,233
SS&C Technologies Holdings, Inc., Term B-3 Loan	LIBOR + 2.250%	582,086	4.152 +	4/16/2025	584,342
SS&C Technologies Holdings, Inc., Term B-4 Loan	LIBOR + 2.250%	379,974	4.152 +	4/16/2025	381,465
SS&C Technologies Holdings, Inc., Term B-5 Loan	LIBOR + 2.250%	272,218	4.152 +	4/16/2025	273,325
Tempo Acquisition LLC, Initial Term Loan	LIBOR + 3.000%	547,400	4.902 +	5/01/2024	548,541
Vertafore, Inc., Initial Term Loan (First Lien)	LIBOR + 3.250%	1,541,639	5.152 +	7/02/2025	1,499,244
Zelis Cost Management Buyer, Inc., Initial Term Loan	LIBOR + 4.750%	590,000	6.652 +	9/30/2026	584,838
					14,680,895
UTILITIES - 1.6%
APLP Holdings LP, Term Loan	LIBOR + 2.750%	254,286	4.652 +	4/13/2023	254,710
Calpine Construction Finance Co. LP, Term B Loan	LIBOR + 2.500%	711,489	4.402 +	1/15/2025	712,887
Calpine Corp., Term Loan	LIBOR + 2.500%	374,036	4.402 +	8/12/2026	373,978
Pacific Gas and Electric Company, Initial Term Loan (DIP)	LIBOR + 2.250%	155,000	4.190 +	12/31/2020	154,903
Talen Energy Supply LLC, Initial Term Loan	LIBOR + 3.750%	515,000	5.734 +	7/08/2026	509,850
Texas Competitive Electric Holdings Co. LLC Escrow Bonds #		635,000	—	10/01/2049	445
Vistra Operations Co. LLC, Initial Term Loan	LIBOR + 2.000%	154,827	3.902 +	8/04/2023	155,512
Vistra Operations Co. LLC, 2018 Incremental Term Loan	LIBOR + 2.000%	811,563	3.928 +	12/31/2025	815,219
					2,977,504
TOTAL BANK LOANS (Cost - $177,563,176)					172,819,106

BONDS & NOTES - 3.8%
AUTO PARTS & EQUIPMENT - 0.0%
Panther BF Aggregator 2 LP - 144A		25,000	6.250	5/15/2026	26,492

COMPUTERS - 0.1%
Exela Intermediate LLC - 144A		520,000	10.000	7/15/2023	250,900

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Springleaf Finance Corp.		250,000	6.125	5/15/2022	270,000

ELECTRIC - 0.3%
Vistra Operations Co. LLC - 144A		460,000	3.550	7/15/2024	471,603

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2019

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 3.8% (Continued)
FOOD - 0.1%
Dole Food Co., Inc. - 144A	$175,000	7.250	6/15/2025	$167,562

HEALTHCARE-SERVICES - 0.7%
Eagle Holding Co. II LLC - 144A	175,000	4.625	5/15/2022	176,969
Eagle Holding Co. II LLC - 144A	280,000	7.750	5/15/2022	284,900
One Call Corp. - 144A	638,167	7.500	7/01/2024	480,221
Tenet Healthcare Corp.	405,000	4.625	7/15/2024	418,669
				1,360,759
HOME BUILDERS - 0.3%
Lennar Corp.	420,000	2.950	11/29/2020	421,575
TRI Pointe Group, Inc.	130,000	4.875	7/01/2021	134,225
				555,800
INSURANCE - 0.1%
Acrisure LLC - 144A	90,000	8.125	2/15/2024	95,654

MEDIA - 0.6%
CCO Holdings LLC - 144A	180,000	4.000	3/01/2023	183,600
Clear Channel Worldwide Holdings, Inc. - 144A	65,000	5.125	8/15/2027	67,823
Diamond Sports Group LLC - 144A	210,000	5.375	8/15/2026	219,975
DISH DBS Corp.	175,000	5.875	7/15/2022	183,673
iHeartCommunications, Inc.	96,514	6.375	5/01/2026	103,994
iHeartCommunications, Inc.	174,933	8.375	5/01/2027	188,490
Sirius XM Radio, Inc. - 144A	85,000	4.625	7/15/2024	89,038
				1,036,593
OIL & GAS - 0.1%
Denbury Resources, Inc. - 144A	60,000	9.250	3/31/2022	49,500
Denbury Resources, Inc. - 144A	185,000	7.750	2/15/2024	136,900
				186,400
PACKAGING & CONTAINERS - 0.1%
Ardagh Packaging Finance PLC - 144A	235,000	6.000	2/15/2025	247,338

PHARMACEUTICALS - 0.2%
Bausch Health Companies, Inc. - 144A	445,000	5.500	11/01/2025	466,698

PIPELINES - 0.1%
Energy Transfer Operating LP	190,000	4.250	3/15/2023	199,308

PRIVATE EQUITY - 0.2%
Icahn Enterprises LP	310,000	6.250	2/01/2022	318,137

REAL ESTATE INVESTMENT TRUSTS - 0.2%
iStar, Inc.	60,000	6.000	4/01/2022	61,725
iStar, Inc.	335,000	5.250	9/15/2022	343,794
				405,519
RETAIL - 0.1%
Cumberland Farms, Inc. - 144A	125,000	6.750	5/01/2025	134,037

SEMICONDUCTORS - 0.5%
Broadcom, Inc. - 144A	1,000,000	3.125	10/15/2022	1,018,765

TELECOMMUNICATIONS - 0.0%
Frontier Communications Corp.	90,000	8.500	4/15/2020	52,200

TOTAL BONDS & NOTES (Cost - $7,657,330)				7,263,765

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2019

Security	Shares			Value
COMMON STOCK - 0.1%
ADVERTISING - 0.1%
Clear Channel Outdoor Holdings, Inc. *	40,131			$93,506

MEDIA - 0.0%
iHeartMedia, Inc. - Class A *	2,133			30,587
iHeartMedia, Inc. - Class B *	29			377
				30,964

TOTAL COMMON STOCK (Cost - $271,898)				124,470

EXCHANGE TRADED FUNDS - 0.8%
iShares iBoxx High Yield Corporate Bond ETF	5,000			434,050
SPDR Bloomberg Barclays High Yield Bond ETF	5,000			540,950
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	20,000			535,800
TOTAL EXCHANGE TRADED FUNDS - (Cost - $1,520,623)				1,510,800

			Expiration
			Date
RIGHTS - 0.0%
TRA Rights	10,588		11/22/2049	9,370
TOTAL RIGHTS (Cost - $17,470)

WARRANTS - 0.1%
iHeartMedia, Inc.	14,905		5/01/2039	208,329
TOTAL WARRANTS (Cost - $287,609)

	Principal	Interest	Maturity
	Amount	Rate %	Date
U.S. GOVERNMENT - 1.1%
Treasury Bill	$2,000,000	1.471 +	12/05/2019	1,997,190
TOTAL U.S. GOVERNMENT (Cost - $1,996,355)

SHORT-TERM INVESTMENT - 1.0%	Shares
MONEY MARKET FUND - 1.0%
Fidelity Investments Money Market Fund - Class I	1,812,679	1.720 +		1,812,679
TOTAL SHORT-TERM INVESTMENT - (Cost - $1,812,679)

TOTAL INVESTMENTS - 99.5% (Cost - $192,810,860)				187,440,658
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%				967,198
NET ASSETS - 100.0%				$188,407,856

ETF - Exchange Traded Fund

LIBOR - London Inter-bank Offered Rate

LP - Limited Partnership

LLC - Limited Liability Company

LLP - Limited Liability Partnership

PLC - Public Limited Company

SARL - Société à Responsabilité Limitée

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019 the total market value of 144A securities is $5,793,300 or 3.07% of net assets.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of October 31, 2019.

#	Fair Value estimated using fair value procedures adopted by Board of Trustees. Total Value of such securities is $445 or 0.0% of net assets as of October 31, 2019.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Floating Rate Bond Fund (Continued)
October 31, 2019

Portfolio Composition * - (Unaudited)
Bank Loans	92.2%	Financial	0.6%
U.S. Government	1.1%	Consumer, Cyclical	0.4%
Consumer, Non-Cyclical	1.0%	Utilities	0.3%
Short-Term Investment	1.0%	Energy	0.2%
Assets Backed Securities	0.9%	Industrial	0.1%
Exchange Traded Funds	0.8%	Warrants	0.1%
Technology	0.7%	Rights	0.0%
Communications	0.6%	Total	100.0%

*	Based on total value of investments as of October 31, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Long/Short Credit Fund (Unaudited)
Message from the Sub-Adviser (MetLife Investment Advisors LLC)

Asset Class Recap

Although the magnitude of yield curve inversion dissipated since the start of the fiscal year, Treasury yields across maturities remained extremely flat. Therefore, opportunities to capitalize on yield spreads were primarily through corporate bonds and other debt securities. Treasury yields broadly fell during the fiscal year, as intermediate-term Treasuries, as measured by the BofA Merrill Lynch 5-7 Year Treasury Index, saw its yield decline 146 basis points during the fiscal year. During the most recent fiscal quarter, the decline in yields was 31 basis points. While intermediate -term corporate bond yields, as measured by the BofA Merrill Lynch 5-7 Year BBB U.S. Corporate Index, declined in lock-step during the fiscal quarter, during the fiscal year, intermediate-term corporate bonds experienced an approximate 20 basis points in spread contraction versus Treasuries. When comparing this to high-yield debt, spreads on single-B bonds, as measured by the BofA Merrill Lynch 5-7 Year B U.S. Cash Pay High-Yield Index, and CCC-rated bonds, as measured by the BofA Merrill Lynch 5-7 Year CCC & Lower U.S. Cash Pay High-Yield Index, both saw spreads widen during the most recent fiscal quarter by 20 to 40 basis points. This contributed to the fiscal year’s overall wide ning spreads on high-yield bonds, which widened by 70 to 270 basis points, with CCC-rated bond spreads widening the most.

Allocation Review

As yield spreads for high-yield bonds generally widened, this generally detracted from long/short credit strategies that benefit from taking long positions in higher-yielding bonds and short positions in Treasuries or lower-yielding bonds. Therefore, the Sub-Adviser’s arsenal of strategies that it implements were broadly tested during the most recent fiscal quarter and the fiscal year. For example, the Sub-Adviser retained meaningful weights in catalyst driven and opportunistic trades that have traditionally been short-term in nature. Opportunistic trading generally seeks to capitalize on short-term pricing anomalies that occasionally appear in the bond market. While these strategies generally comprise close to half of the Fund, credit shorts and rate hedging broadly comprise the other half. As the rate hedge provided neither benefit nor detriment, the credit shorts generally detracted as bonds overall rallied. The strongest contributors during the fiscal year were generally found within the long positions with underlying catalysts and in the opportunistic trades that allowed for short-term financing as they were brought to market.

Holdings Insights

As short credit positions broadly detracted, short positions such as the SWAPs on the iBoxx USD Liquid High-Yield Index (IBOXHY) (holding weight*: -15.00 percent) was one of the Fund’s poorest performers during the fiscal year. The IBOXHY increased 9.1 percent during the 12-month period, detracting a similar amount from the Fund due to the short position accessed through the SWAPs. Some short positions, such as the Dell Inc. SWAP contributed positively to Fund performance since the position was added in March. The Dell Inc. SWAP (holding weight*: -3.33 percent) was part of a pairs trade including a long position in the Xerox Corp. SWAP (holding weight*: 3.35 percent). Therefore, as the Dell Inc. SWAP increased 2.4 percent, the Xerox Corp. SWAP declined 1.6 percent. While the spread between these positions had widened during the fiscal year, generally detracting from performance, this overall spread compression between the two positions in the final fiscal quarter provided an overall net benefit to the Fund to end the fiscal year.

Within the Fund, the opportunistic bucket was diversified across multiple holdings, but one of the stronger contributors during the fiscal year was the participation in a new issue from Petroleos Mexicanos (aka “Pemex”) (71654QCW0) (holding weight**: 1.10 percent), the Mexican state-owned petroleum company. Pemex tendered for bonds during the final fiscal quarter and issued new long-term debt which came at a significant concession and rallied sharply in the secondary market. The Pemex bond in the Fund increased 5.3 percent from when it was added to the Fund in September until it was sold in Mid-October. The Fund’s position in the General Electric Capital International Funding Co. (36164QNA2) (holding weight*: 1.51 percent) also enjoyed the catalyst of disposing of part of its s take in Baker Hughes (holding weight: not held) and using the proceeds to tender for debt. Similar to Pemex, this action drove strong total returns in the bonds, as they surged 35.4 percent during the fiscal year. The catalyst driven strategy also benefitted from the materialization of a few credit positive events. For example, the Sprint Capital Corp. (852060AT9) (holding weight*: 1.04 percent) benefitted since it was added to the Fund in May as Sprint continued to make progress on its combination with T-Mobile U.S. Inc. (holding weight: not held), receiving merger approval from the DOJ near the end of the fiscal year. Although volatile, this news lifted the Sprint bonds higher to end the fiscal year with a 17.8 percent gain since it was added to the Fund. Similarly, the Viacom Inc. bond (92553PBC5) (holding weight*: 1.89 percent) enjoyed positive news on the merger front, agreeing to re-combine with CBS (holding weight: not held). This provided a lift to the Fund’s position in the hybrid bonds, which increased 22.7 percent since the position was added to the Fund in January.

Sub-Adviser Outlook

The Sub-Adviser believes that there is a broad risk-off bias amongst bond market participants. The Sub-Adviser sees this sentiment driving dispersion amongst risk assets, creating what it views as interesting opportunities. This dispersion is not solely exhibited amongst the quality and maturity spectrum, but is evident in the sector and single name dispersion, as well. While yields are depressed globally, there are many individual bonds and sectors where the Sub-Adviser can find high yielding, short dated assets that complement the strategies that it implements. The Sub-Adviser anticipates that this type of environment of elevated volatility will be particularly conducive to implementing non-directional strategies such as pairs trades. Ultimately, the Sub-Adviser has retained a more conservative approach to its selection across investment-grade and high-yield opportunities.

*	Holdings percentage(s) of total investments as of 10/31/2019.

**	Holding percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	5.31%	3.92%	6.82%
Class C	4.23%	2.89%	5.75%
Class A with load of 5.75%	(0.99)%	2.45%	5.92%
Class A without load	5.06%	3.66%	6.55%
BofA Merrill Lynch US 3-Month Treasury Bill Index +3%	5.47%	4.05%	3.57%
Morningstar Long-Short Credit Category	3.55%	1.39%	3.14%

(a) Total Returns are calculated based on traded NAVs.

The BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%.

The Morningstar Long-Short Credit Category is generally representative of funds that purchase or sell bonds, credit default swaps, or other credit derivatives to potentially benefit from changes in the credit markets and/or individual issuers.

As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.66% for Class N, 2.66% for Class C and 1.91% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Long/Short Credit Fund
October 31, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 1.3%
HEALTHCARE PRODUCTS - 1.3%
Weight Watchers International, Inc.	LIBOR + 4.750%	$1,070,608	7.249	+	11/29/2024	$1,070,908
TOTAL BANK LOANS (Cost - $1,060,521)

BONDS & NOTES - 38.5%
AGRICULTURE - 0.9%
Bat Capital Corp.		735,000	3.215		9/6/2026	731,657

AIRLINES - 1.3%
American Airlines 2019-1 Class A Pass Through Trust		990,000	3.500		8/15/2033	1,026,949

BANKS - 3.0%
Goldman Sachs Capital I		1,150,000	6.345		2/15/2034	1,494,202
Wachovia Capital Trust II	3 mo. LIBOR + 0.500%	1,000,000	2.501	+	1/15/2027	936,955
						2,431,157
CHEMICALS - 1.2%
Braskem Netherlands Finance BV - 144A		1,000,000	4.500		1/31/2030	992,000

COMPUTERS - 1.0%
Harland Clarke Holdings Corp. - 144A		1,000,000	8.375		8/15/2022	802,500

DIVERSIFIED FINANCIAL SERVICES - 5.0%
Citadel LP - 144A		985,000	4.875		1/15/2027	1,031,707
GE Capital International Funding Co. Unlimited Co.		325,000	2.342		11/15/2020	324,878
GE Capital International Funding Co. Unlimited Co.		1,240,000	4.418		11/15/2035	1,310,953
Global Aircraft Leasing Co. Ltd. - 144A		1,455,000	6.500		9/15/2024	1,492,757
						4,160,295
ENTERTAINMENT - 1.6%
Enterprise Development Authority - 144A		1,175,000	12.000		7/15/2024	1,292,500

FOOD - 2.3%
JBS Investments GmbH - 144A		258,000	6.250		2/5/2023	263,650
JBS USA LLC - 144A		700,000	5.875		7/15/2024	722,750
Smithfield Foods, Inc. - 144A		835,000	5.200		4/1/2029	922,576
						1,908,976
FOREST PRODUCTS & PAPER - 0.9%
Suzano Austria GmbH- 144A		655,000	7.000		3/16/2047	762,666

HEALTHCARE-SERVICES - 2.8%
CommonSpirit Health		1,500,000	4.187		10/1/2049	1,543,244
HCA, Inc.		710,000	5.250		6/15/2049	788,779
						2,332,023
INSURANCE - 3.1%
Hallmark Financial Services, Inc.		1,500,000	6.250		8/15/2029	1,554,375
United Insurance Holdings Corp.		1,000,000	6.250		12/15/2027	1,039,088
						2,593,463
IRON/STEEL - 1.7%
CSN Resources		1,351,000	6.500		7/21/2020	1,381,398

LODGING - 0.9%
Las Vegas Sands Corp.		730,000	3.500		8/18/2026	745,132

MEDIA - 2.0%
Viacom, Inc.	3 mo. LIBOR + 3.899%	150,000	6.250	+	2/28/2057	1,640,625

OIL & GAS - 5.7%
Occidental Petroleum Corp.	3 mo. LIBOR + 1.450%	1,500,000	3.637	+	8/15/2022	1,509,453
Transocean Poseidon Ltd. - 144A		1,600,000	6.875		2/1/2027	1,621,232
Transocean Sentry Ltd. - 144A		1,570,000	5.375		5/15/2023	1,560,187
						4,690,872

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Long/Short Credit Fund (Continued)
October 31, 2019

	Principal	Interest		Maturity
Security	Amount	Rate %		Date	Value
BONDS & NOTES - 38.5% (Continued)
SOVEREIGN - 0.4%
Abu Dhabi Government International - 144A	$310,000	3.125		9/30/2049	$299,116

TELECOMMUNICATIONS - 4.7%
Gogo Intermediate Holdings LLC - 144A	500,000	9.875		5/1/2024	527,500
New Cingular Wireless Services, Inc.	600,000	8.750		3/1/2031	850,795
Sprint Capital Corp.	740,000	8.750		3/15/2032	904,191
Sprint Spectrum Co. LLC - 144A	1,000,000	4.738		3/20/2025	1,068,760
Verizon Communications, Inc.	420,000	6.000		4/1/2041	566,085
					3,917,331
TOTAL BONDS & NOTES (Cost - $30,307,579)					31,708,660

	Shares
COMMON STOCK - 0.0%
TELECOMMUNICATIONS - 0.0%
NII Holdings, Inc. *	10,000				18,900
TOTAL COMMON STOCK (Cost - $57,730)

	Principal	Interest		Maturity
	Amount	Rate %		Date
U.S. GOVERNMENT - 52.1%
TREASURY BILLS - 44.8%
Treasury Bill	$12,300,000	1.481	+	11/21/2019	12,289,630
Treasury Bill	12,310,000	1.471	+	12/5/2019	12,292,703
Treasury Bill	12,360,000	1.520	+	12/24/2019	12,329,328
					36,911,661
TREASURY NOTES/BONDS - 7.3%
Treasury Note / Bond	2,475,000	1.625		8/15/2029	2,460,595
Treasury Note / Bond	2,195,000	2.875		5/15/2049	2,529,909
Treasury Note / Bond	1,050,000	2.250		8/15/2049	1,066,878
					6,057,382
TOTAL U.S. GOVERNMENT (Cost - $43,057,262)					42,969,043

	Shares
SHORT-TERM INVESTMENT - 8.2%
MONEY MARKET FUND - 8.2%
First American Government Obligations Fund - Class Z	6,756,790	1.740	+		6,756,790
TOTAL SHORT-TERM INVESTMENT (Cost - $6,756,790)

TOTAL INVESTMENTS - 100.1% (Cost - $81,239,882)					$82,524,301
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%					(84,274)
TOTAL NET ASSETS - 100.0%					$82,440,027

LIBOR - London Inter-Bank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

*	Non-income producing security.

+	Variable rate security. Interest rate is as of October 31, 2019.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019 the total market value of 144A securities is $13,359,901 or 16.2% of net assets.

	Short	Notional Value at	Maturity	Unrealized
Security	Contracts	October 31, 2019	Date	Appreciation
OPEN SHORT FUTURES CONTRACTS - (0.3)%
U.S. 10 Year Treasury Note	84	$10,944,938	December-19	$33,297
U.S. Treasury Long Bond	69	11,134,875	December-19	247,968
NET UNREALIZED GAIN FROM OPEN SHORT FUTURE CONTRACTS				$281,265

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Long/Short Credit Fund (Continued)
October 31, 2019

CREDIT DEFAULT SWAPS

					Unrealized
		Notional Value at	Premium	Maturity	Appreciation/
Description	Counterparty	October 31, 2019	Paid (Received)	Date	(Depreciation)
To Buy Protection - Commonwealth Bank of Australia	Goldman Sachs	$2,000,000	$(13,815)	12/20/2023	$(45,009)
To Buy Protection - CDX NA IG. 32	HSBC Securities, Inc.	1,000,000	(19,527)	6/20/2024	40,289
To Buy Protection - Prudential Financial, Inc.	JPMorgan	3,000,000	(43,017)	6/20/2024	(16,592)
To Buy Protection - Xerox Corp.	JPMorgan	3,000,000	162,334	6/20/2024	(102,529)
To Sell Protection - Dell, Inc. (1)	JPMorgan	(3,000,000)	(153,458)	6/20/2024	112,098
To Buy Protection - Kraft Heinz Food	JPMorgan	2,000,000	(31,954)	6/20/2023	(3,974)
To Sell Protection - Kraft Heinz Food (1)	Goldman Sachs	(2,000,000)	14,987	12/20/2023	19,878
To Buy Protection - Newell Brands	Goldman Sachs	2,000,000	22,030	12/20/2023	(51,771)
To Sell Protection - Newell Brands (1)	JPMorgan	(2,000,000)	(32,614)	6/20/2023	63,418
NET UNREALIZED GAIN (LOSS) FROM CREDIT DEFAULT SWAPS					$15,808

TOTAL RETURN SWAPS

Reference Entity			Variable Rate
iBoxx USD Liquid High Yield Index	JPMorgan	3,000,000	3 mo LIBOR + 1.90%	12/20/2019	935
iBoxx USD Liquid High Yield Index	Goldman Sachs	5,000,000	3 mo LIBOR + 1.90%	12/26/2019	13,137
iBoxx USD Liquid High Yield Index	JPMorgan	5,000,000	3 mo LIBOR + 1.90%	3/20/2020	13,154
NET UNREALIZED GAIN (LOSS) FROM TOTAL RETURN SWAPS					$27,226

LIBOR - London Inter-bank Offered Rate

(1)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

Portfolio Composition * - (Unaudited)
U.S. Government	52.1%
Bonds & Notes	38.4%
Short-Term Investment	8.2%
Bank Loans	1.3%
Common Stock	0.0%
Total	100.0%

*	Based on total value of investments as of October 31, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

With interest rates declining, rather than increasing, the investment-grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index, received yet another injection of life. The 10-year Treasury yield fell 32 basis points during the final fiscal quarter, bringing the total decline since the beginning of the fiscal year to 137 basis points. As investment-grade fixed bonds in general have an average duration of 5.8 years, this significant decline in rates generally translated to meaningful principal appreciation. During the most recent fiscal quarter, broad bonds advanced 2.4 percent. This healthy advance brought the performance since the start of the fiscal year into double-digits, finishing at 11.5 percent. Corporate bonds in general, as measured by the BofA Merrill Lynch Corporate Bond Index, surged 15.1 percent during the fiscal year while government bonds, as measured by the BofA Merrill Lynch Treasury & Agency Index, rose 11.3 percent. The significant decline in yields broadly supported most of these gains. Additionally, the Fed’s comments after each of its decisions to reduce rates has also been accommodative toward holders of higher duration bonds, as Fed Chair Powell has avoided using language that preempted the rate increases seen in previous years.

Allocation Review

The vast majority of the benchmark index is comprised of U.S. Treasuries and agency bonds, mortgage-backed securities, and investment-grade corporate bonds, with the Treasury and agency bonds making up 40 percent of the index alone. As the Sub-Adviser generally seeks to benefit from spread exposure and security selection, the Fund’s largest underweight is generally in the area of Treasury and agency bonds. Investment-grade corporate bonds were one of the best performing bond sectors during the fiscal year and also made up the largest allocation in the Fund, contributing positively to overall performance. Although the underweight to Treasuries generally detracted from absolute performance, the Fund’s exposure tended to be in longer maturities, which out performed and offset a significant portion of the adverse effect of the underweight. While the overall allocation across bond sectors remained fairly static during the past six months, since the start fiscal year the largest changes were represented by an overall decrease in the Fund’s exposure to high-yield and investment-grade corporate bonds, bank loans, and mortgage-backed securities. These reductions primarily coincided with increases in allocations to residential and commercial mortgage-backed securities and Treasuries.

Holdings Insights

The performance differences across bond sectors was fairly muted during the past six-month period. Therefore, the performance of individual holdings had a more meaningful impact on the Fund’s relative performance. For example, although the overall high-yield bond exposure in the Fund only slightly contributed to excess performance, high-yield holdings such as PulteGroup, Inc. 6.375% maturing in 2033 (745867AP6) (holding weight*: 0.27 percent), the third largest home construction company in the United States based on the number of homes closed, increased 30.8 percent during the fiscal year. The Pulte bond benefitted two-fold from the decline in interest rates, not only benefitting from the bond’s higher duration but also receiving a tailwind from increased housing affordability and buying activity due to lower mortgage rates. Within high-yield, the Fund also held Alliance Resource Operating Partners LP 7.5% maturing in 2025 (01879NAA3) (holding weight*: 0.11 percent), the largest coal producer in the Illinois Basin and the second largest coal producer in the eastern United States. The Alliance bond holding was one of the more significant detractors for the Fund since it was added in May, as it declined 18.6 percent along with a sharp sell-off in the value of coal and natural gas.

Residential mortgage-backed securities (RMBS) continued to be the Fund’s largest overweight during the fiscal year. While the RMBS exposure in the Fund provided positive overall performance, it slightly detracted on a relative basis. RMBS holdings in the Fund included the American Homes 4 Rent 4.691% maturing in 2045 (02666BAC0) (holding weight*: 0.46 percent) and the Mill City Mortgage Trust Adj% maturing in 2066 (59980YAB1) (holding weight*: 0.59 percent). Since each of these bonds’ addition to the Fund earlier in the fiscal year, the American Homes 4 Rent and Mill City Mortgage Trust appreciated 7.8 percent and 4.7 percent, respectively. Despite the moderate detraction from relative returns, the Sub-Adviser remains constructive on the space, as low unemployment, strong consumer confidence, and a growing economy continue to provide a positive backdrop to consumer credit and housing/residential credit. The Sub-Adviser also believes that stable underlying deal performance and spread give non-agency RMBS attractive metrics versus U.S. Treasuries and other short duration alternatives, which may serve the Fund well during periods of rising rates.

Sub-Adviser Outlook

The Sub-Adviser continues to believe that technicals are favorable for both high-yield and investment-grade corporate bonds. This view is also supported by the moderately growing economy and generally positive earnings releases. In addition, default rates have remained low, but the Sub-Adviser is cautious about credit conditions deteriorating. Specifically, credit downgrades saw a recent spike with single-B downgrades reaching a decade-high rate in September. There are also individual industries that concern the Sub-Adviser, particularly those tied to global commodities. Therefore, the Sub-Adviser believes that a risk-off environment could produce significant headwinds and has been careful to reduce exposures it believes are most prone to those significant declines.

*	Holdings percentage(s) of total investments as of 10/31/2019.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	10.27%	2.61%	3.64%
Class C	9.53%	1.84%	2.87%
Class A with load of 4.50%	5.10%	1.40%	2.90%
Class A without load	10.01%	2.34%	3.37%
Bloomberg Barclays US Aggregate Bond Index	11.51%	3.24%	3.73%
Morningstar Intermediate Core Plus Bond Category	10.37%	3.18%	4.29%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.20% for Class N, 1.95% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund
October 31, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 66.7%
AEROSPACE / DEFENSE - 0.2%
TransDigm, Inc. - 144A		$55,000	6.250		3/15/2026	$59,056
TransDigm, Inc. - 144A		35,000	5.500		11/15/2027	34,972
						94,028
AGRICULTURE - 0.2%
Bunge Ltd Finance Corp.		110,000	4.350		3/15/2024	116,454

APPAREL - 0.1%
Under Armour, Inc.		75,000	3.250		6/15/2026	72,480

AUTO PARTS & EQUIPMENT - 0.6%
American Axle & Manufacturing, Inc.		80,000	6.500		4/1/2027	76,100
Lear Corp.		165,000	3.800		9/15/2027	167,257
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. - 144A		5,000	6.250		5/15/2026	5,298
Tenneco, Inc.		65,000	5.000		7/15/2026	51,675
						300,330
AUTOMOBILE ABS - 5.9%
American Credit Acceptance Receivables Trust 2017-2 - 144A		41,032	2.860		6/12/2023	41,092
American Credit Acceptance Receivables Trust 2018-3 - 144A		165,000	3.750		10/15/2024	166,581
American Credit Acceptance Receivables Trust 2019-2 - 144A		125,000	3.170		6/12/2025	126,721
Americredit Automobile Receivables Trust 2018-1		135,000	3.820		3/18/2024	140,509
Avid Automobile Receivables Trust 2018-1 - 144A		69,008	2.840		8/15/2023	69,110
Avis Budget Rental Car Funding AESOP LLC - 144A		150,000	3.070		9/20/2023	153,601
Capital Auto Receivables Asset Trust 2017-1 - 144A		160,000	2.700		9/20/2022	161,629
Carmax Auto Owner Trust 2019-1		140,000	3.740		1/15/2025	145,980
Carnow Auto Receivables Trust - 144A		9,703	2.920		9/15/2022	9,704
Carvana Auto Receivables Trust 2019-1 - 144A		145,000	3.880		10/15/2024	149,620
Carvana Auto Receivables Trust 2019-3 - 144A		185,000	2.710		10/15/2024	185,636
Centre Point Funding LLC - 144A		32,456	2.610		8/20/2020	32,369
CPS Auto Receivables Trust 2017-D - 144A		56,516	2.430		1/18/2022	56,540
Drive Auto Receivables Trust 2017-3		49,321	2.800		7/15/2022	49,366
Drive Auto Receivables Trust 2017-A - 144A		28,823	2.980		1/18/2022	28,848
Drive Auto Receivables Trust 2019-1		165,000	3.780		4/15/2025	168,446
Drive Auto Receivables Trust 2019-4		135,000	2.510		11/17/2025	135,328
DT Auto Owner Trust 2017-3 - 144A		71,121	3.010		5/15/2023	71,209
DT Auto Owner Trust 2019-1 - 144A		120,000	3.610		11/15/2024	122,530
First Investors Auto Owner Trust 2017-2 - 144A		135,000	2.650		11/15/2022	135,399
First Investors Auto Owner Trust 2019-1 - 144A		150,000	3.260		3/17/2025	153,477
Flagship Credit Auto Trust 2017-3 - 144A		160,000	2.910		9/15/2023	161,149
Hertz Vehicle Financing II LP - 144A		135,000	2.670		9/25/2021	135,581
Hyundai Auto Lease Securitization Trust 2018-A - 144A		4,414	2.550		8/17/2020	4,415
OneMain Direct Auto Receivables Trust 2017-2 - 144A		135,000	2.820		7/15/2024	135,471
OneMain Direct Auto Receivables Trust 2018-1 - 144A		125,000	3.850		10/14/2025	128,628
Santander Drive Auto Receivables Trust 2016-1		18,012	3.090		4/15/2022	18,026
Santander Drive Auto Receivables Trust 2017-1		72,805	2.580		5/16/2022	72,888
Westlake Automobile Receivables Trust 2018-3 - 144A		150,000	3.610		10/16/2023	152,565
						3,112,418
BANKS - 6.5%
Banco de Credito e Inversiones SA - 144A		370,000	3.500		10/12/2027	385,564
Bank of America Corp.		106,000	4.200		8/26/2024	114,196
Bank of Montreal	5 Year Swap Rate US + 1.432%	234,000	3.803	+	12/15/2032	242,986
Bank of New York Mellon Corp.	3 Month LIBOR + 3.420%	190,000	4.950	+	12/29/2049	191,944
BBVA Bancomer SA/Texas - 144A	5 Year Treasury Note + 2.650%	200,000	5.125	+	1/18/2033	195,502
Citigroup, Inc.		160,000	4.050		7/30/2022	167,955
Citigroup, Inc.		222,000	3.200		10/21/2026	230,435
Goldman Sachs Group, Inc.		230,000	4.250		10/21/2025	247,941
JPMorgan Chase & Co.	3 Month LIBOR + 3.800%	205,000	5.300	+	12/29/2049	208,119
M&T Bank Corp.	3 Month LIBOR + 3.520%	109,000	5.125	+	12/29/2049	116,456
Morgan Stanley		120,000	6.375		7/24/2042	176,257
PNC Financial Services Group, Inc.	3 Month LIBOR + 3.300%	170,000	5.000	+	12/29/2049	180,151
Santander Holdings USA, Inc.		133,000	3.700		3/28/2022	136,766

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 66.7% (Continued)
BANKS - 6.5% (Continued)
Santander Holdings USA, Inc.		$105,000	3.500		6/7/2024	$108,058
Santander Holdings USA, Inc.		65,000	4.400		7/13/2027	70,024
Synovus Financial Corp.	5 Year Swap Rate US + 3.379%	70,000	5.900	+	2/7/2029	75,075
Toronto-Dominion Bank	5 Year Swap Rate US + 2.205%	195,000	3.625	+	9/15/2031	203,724
UBS AG/Stamford CT		250,000	7.625		8/17/2022	281,849
Wells Fargo & Co.	3 Month LIBOR + 3.110%	115,000	5.900	+	Perpetual	124,282
						3,457,284
BEVERAGES - 0.6%
Anheuser-Busch InBev Worldwide, Inc.		50,000	4.000		4/13/2028	55,238
Anheuser-Busch InBev Worldwide, Inc.		40,000	4.750		1/23/2029	46,524
Bacardi Ltd. - 144A		200,000	4.700		5/15/2028	219,094
						320,856
BUILDING MATERIALS - 1.1%
CRH America Finance, Inc. - 144A		200,000	3.400		5/9/2027	208,165
Owens Corning		165,000	3.400		8/15/2026	166,609
Owens Corning		25,000	3.950		8/15/2029	25,756
Vulcan Materials Co.		165,000	3.900		4/1/2027	175,463
						575,993
CHEMICALS - 0.9%
Celanese US Holdings LLC		130,000	3.500		5/8/2024	134,300
Olin Corp.		120,000	5.625		8/1/2029	124,892
SABIC Capital II BV - 144A		200,000	4.500		10/10/2028	221,989
						481,181
COAL - 0.1%
Alliance Resource Operating Partners LP - 144A		70,000	7.500		5/1/2025	59,500

COMMERCIAL MBS - 4.5%
Aventura Mall Trust 2013-AVM - 144A		155,000	3.743	++	12/5/2032	156,702
Aventura Mall Trust 2013-AVM - 144A		100,000	3.867	++	12/5/2032	101,044
BAMLL Commercial Mortgage Securities Trust 2015-200P - 144A		105,000	3.218		4/14/2033	110,631
Caesars Palace Las Vegas Trust 2017-VICI - 144A		100,000	4.138		10/15/2034	104,763
CHC Commercial Mortgage Trust 2019 - CHC - 144A	1 Month LIBOR + 1.120%	235,000	3.034	+	6/15/2034	235,564
Citigroup Commercial Mortgage Trust 2013-375P - 144A		135,000	3.518	++	5/10/2035	139,885
Citigroup Commercial Mortgage Trust 2019-SST2 - 144A	1 Month LIBOR + 0.920%	145,000	2.841	+	12/15/2036	144,876
Credit Suisse Mortgage Capital Certificates 2019-ICE4 - 144A	1 Month LIBOR + 0.980%	205,000	2.894	+	5/15/2036	205,449
GS Mortgage Securities Corp. Trust 2012-ALOHA - 144A		252,000	3.551		4/10/2022	259,446
Hilton USA Trust 2016-SFP - 144A		185,000	3.323		11/5/2035	185,627
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 - 144A		90,418	4.388		5/15/2021	92,662
JPMBB Commercial Mortgage Securities Trust 2015-C31		125,000	4.106		8/15/2048	135,258
Morgan Stanley Capital I Trust 2017-CLS - 144A	1 Month LIBOR + 0.700%	85,000	2.613	+	11/15/2034	85,009
One Market Plaza Trust 2017-1MKT - 144A		105,000	3.614		2/10/2024	108,472
Sutherland Commercial Mortgage Loans 2018-SBC7 - 144A		69,858	4.720	++	5/25/2039	71,028
Wells Fargo Commercial Mortgage Trust 2015-LC20		125,000	3.184		4/15/2050	130,932
WFRBS Commercial Mortgage Trust 2014-C24		125,000	3.931		11/15/2047	133,118
						2,400,466
COMMERCIAL SERVICES - 0.2%
DP World PLC - 144A		100,000	6.850		7/2/2037	131,738

COMPUTERS - 0.5%
Dell International LLC / EMC Corp. - 144A		155,000	6.020		6/15/2026	177,046
Hewlett Packard Enterprise Co.		100,000	4.900		10/15/2025	112,024
						289,070
DISTRIBUTION / WHOLESALE - 0.0%
American Builders & Contractors Supply Co., Inc. - 144A		15,000	4.000		1/15/2028	15,000

DIVERSIFIED FINANCIAL SERVICES - 3.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust		150,000	3.650		7/21/2027	154,707
Avolon Holdings Funding Ltd. - 144A		125,000	4.375		5/1/2026	132,399
Brightsphere Investment Group, Inc.		165,000	4.800		7/27/2026	172,149
Brookfield Finance LLC		174,000	4.000		4/1/2024	185,549
Capital One Financial Corp.		120,000	4.200		10/29/2025	129,468
Capital One Financial Corp.		165,000	3.750		7/28/2026	174,259
Citadel LP - 144A		105,000	4.875		1/15/2027	109,979
E*TRADE Financial Corp.		175,000	4.500		6/20/2028	190,939
Jefferies Group LLC		14,000	6.875		4/15/2021	14,869
Navient Corp.		95,000	6.750		6/25/2025	100,434
Springleaf Finance Corp.		70,000	6.875		3/15/2025	79,450
Synchrony Financial		135,000	3.950		12/1/2027	140,764
						1,584,966

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 66.7% (Continued)
ELECTRIC - 1.6%
CenterPoint Energy, Inc.		$150,000	4.250		11/1/2028	$165,799
DPL, Inc. - 144A		155,000	4.350		4/15/2029	154,961
Exelon Corp.		175,000	3.497		6/1/2022	180,142
Pennsylvania Electric Co. - 144A		140,000	3.600		6/1/2029	149,774
Talen Energy Supply LLC - 144A		60,000	6.625		1/15/2028	58,200
Vistra Operations Co. LLC - 144A		130,000	4.300		7/15/2029	135,276
						844,152
ENERGY - ALTERNATE SOURCES - 0.2%
TerraForm Power Operating LLC - 144A		90,000	5.000		1/31/2028	95,373

ENTERTAINMENT - 0.3%
Eldorado Resorts, Inc.		35,000	6.000		9/15/2026	38,544
Gateway Casinos & Entertainment Ltd. - 144A		45,000	8.250		3/1/2024	46,462
Scientific Games International, Inc. - 144A		50,000	8.250		3/15/2026	53,000
						138,006
FOOD - 0.3%
Kraft Heinz Foods Co.		165,000	3.000		6/1/2026	164,524

HEALTHCARE PRODUCTS - 0.4%
Zimmer Biomet Holdings, Inc.		230,000	3.550		4/1/2025	243,421

HEALTHCARE - SERVICES - 0.7%
Anthem, Inc.		105,000	2.875		9/15/2029	104,222
Catalent Pharma Solutions, Inc. - 144A		15,000	5.000		7/15/2027	15,712
Charles River Laboratories International, Inc. - 144A		25,000	4.250		5/1/2028	25,534
HCA, Inc.		65,000	5.375		2/1/2025	71,581
HCA, Inc.		135,000	4.125		6/15/2029	143,299
						360,348
HOME BUILDERS - 0.9%
Brookfield Residential Properties, Inc. - 144A		110,000	6.250		9/15/2027	112,475
PulteGroup, Inc.		125,000	6.375		5/15/2033	142,813
TRI Pointe Group, Inc.		85,000	5.875		6/15/2024	91,800
William Lyon Homes, Inc.		135,000	6.000		9/1/2023	140,400
						487,488
HOME EQUITY ABS - 0.2%
GSAA Trust 2005-1 AF4 (a)		36,546	5.619		11/25/2034	36,590
NovaStar Mortgage Funding Trust Series 2004-4	1 Month LIBOR + 1.725%	71,717	3.548	+	3/25/2035	72,512
						109,102
INSURANCE - 1.5%
Allstate Corp.	3 Month LIBOR + 2.938%	150,000	5.750	+	8/15/2053	161,532
Athene Holding Ltd.		135,000	4.125		1/12/2028	140,479
MetLife, Inc.	3 Month LIBOR + 2.959%	76,000	5.875	+	Perpetual	82,947
Prudential Financial, Inc.	3 Month LIBOR + 3.920%	230,000	5.625	+	6/15/2043	249,404
Teachers Insurance & Annuity Association of America - 144A	3 Month LIBOR + 2.661%	110,000	4.375	+	9/15/2054	115,130
Trinity Acquisition PLC		60,000	4.400		3/15/2026	65,049
						814,541
INTERNET - 0.1%
Expedia Group, Inc. - 144A		80,000	3.250		2/15/2030	80,229

INVESTMENT COMPANIES - 0.4%
FS KKR Capital Corp.		64,000	4.250		1/15/2020	64,103
Icahn Enterprises LP / Icahn Enterprises Finance Corp.		130,000	6.250		5/15/2026	138,125
						202,228
LODGING - 0.1%
Wyndham Destinations, Inc.		45,000	5.750		4/1/2027	49,331

MACHINERY- CONSTRUCTION & MINING - 0.4%
Oshkosh Corp.		183,000	4.600		5/15/2028	195,810

MACHINERY- DIVERSIFIED - 0.3%
CNH Industrial NV		137,000	4.500		8/15/2023	145,972

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 66.7% (Continued)
MEDIA - 0.9%
Diamond Sports Group LLC / Diamond Sports Finance Co. - 144A		$55,000	5.375		8/15/2026	$57,613
Diamond Sports Group LLC / Diamond Sports Finance Co. - 144A		30,000	6.625		8/15/2027	30,975
Discovery Communications LLC		160,000	3.950		3/20/2028	168,646
DISH DBS Corp.		80,000	5.875		7/15/2022	83,965
iHeartCommunications, Inc. - 144A		10,000	5.250		8/15/2027	10,342
Meredith Corp.		85,000	6.875		2/1/2026	88,037
Sirius XM Radio, Inc. - 144A		35,000	5.500		7/1/2029	37,921
						477,499
MINING - 0.8%
BHP Billiton Finance USA Ltd. - 144A	5 Year Swap Rate USD + 5.093%	200,000	6.750	+	10/19/2075	234,794
Glencore Funding LLC - 144A		165,000	4.000		3/27/2027	171,285
						406,079

MISCELLANEOUS MANUFACTURING - 0.9%
General Electric Co.	3 Month LIBOR + 3.330%	136,000	5.000	+	12/29/2049	131,277
Hillenbrand, Inc.		135,000	4.500		9/15/2026	139,391
Pentair Finance Sarl		180,000	4.500		7/1/2029	187,877
						458,545
OIL & GAS - 1.9%
CrownRock LP / CrownRock Finance, Inc. - 144A		75,000	5.625		10/15/2025	73,595
Helmerich & Payne, Inc.		100,000	4.650		3/15/2025	108,702
Holly Frontier Corp.		165,000	5.875		4/1/2026	184,950
Pertamina Persero PT - 144A		200,000	6.450		5/30/2044	255,624
Petroleos Mexicanos - 144A		100,000	7.690		1/23/2050	108,914
State Oil Co. of the Azerbaijan Republic		200,000	6.950		3/18/2030	240,771
Transocean Guardian Ltd. - 144A		35,600	5.875		1/15/2024	35,778
						1,008,334
OIL & GAS SERVICES - 0.2%
USA Compression Partners LP / USA Compression Finance Corp.		105,000	6.875		4/1/2026	106,575

OTHER ABS - 10.5%
Ajax Mortgage Loan Trust 2019-D - 144A (a)		193,247	2.956		9/25/2065	193,299
American Homes 4 Rent 2014-SFR2 Trust - 144A		230,000	4.705		10/17/2036	247,619
American Homes 4 Rent 2015-SFR2 Trust - 144A		220,000	4.691		10/17/2045	240,755
Amur Equipment Finance Receivables VI LLC - 144A		134,341	3.890		7/20/2022	136,663
Aqua Finance Trust 2019-A - 144A		160,000	3.140		7/16/2040	160,795
Bayview Opportunity Master Fund IVa Trust 2017-RT1 - 144A		65,524	3.000	++	3/28/2057	66,656
Bayview Opportunity Master Fund IVa Trust 2017-SPL5 - 144A		100,000	4.000	++	6/28/2057	104,411
BRE Grand Islander Timeshare Issuer 2019-A LLC - 144A		133,365	3.280		9/26/2033	136,874
CoreVest American Finance 2018-1 Trust - 144A		200,592	3.804		5/15/2023	209,004
CoreVest American Finance 2018-2 Trust - 144A		230,592	4.026		11/15/2052	244,527
Diamond Resorts Owner Trust - 144A		63,540	3.270		10/22/2029	64,277
Foundation Finance Trust 2019-1 - 144A		117,235	3.860		11/15/2034	119,406
Marlette Funding Trust 2019-4 - 144A		155,000	2.390		12/17/2029	155,494
Mill City Mortgage Loan Trust 2017-1 - 144A		74,212	2.750	++	11/25/2058	74,530
Mill City Mortgage Loan Trust 2018-4 - 144A		295,000	3.500	++	4/25/2066	304,481
MVW 2019-2 LLC - 144A		160,000	2.220		10/20/2038	160,013
MVW Owner Trust 2016-1 - 144A		51,552	2.250		12/20/2033	51,333
MVW Owner Trust 2017-1 - 144A		76,166	2.420		12/20/2034	76,431
Orange Lake Timeshare Trust 2019-A - 144A		135,088	3.360		4/9/2038	137,406
PRPM 2019-2 LLC - 144A (a)		184,289	3.967		4/25/2024	185,244
Small Business Lending Trust 2019-A - 144A		127,231	2.850		7/15/2026	127,601
Sofi Consumer Loan Program 2017-5 LLC - 144A		88,772	2.780		9/25/2026	89,132
Sofi Consumer Loan Program 2017-6 LLC - 144A		85,422	2.820		11/25/2026	85,791
SoFi Consumer Loan Program 2019-3 Trust - 144A		124,599	2.900		5/25/2028	125,525
Towd Point Mortgage Trust - 144A		172,000	3.250	++	10/25/2053	173,027
Towd Point Mortgage Trust 2015-6 - 144A		130,000	3.750	++	4/25/2055	139,070
Towd Point Mortgage Trust 2017-1 - 144A		246,741	2.750	++	10/25/2056	249,103
Towd Point Mortgage Trust 2017-1 - 144A		115,000	3.750	++	10/25/2056	120,749
Towd Point Mortgage Trust 2018-4 - 144A		204,952	3.000	++	6/25/2058	211,749
Towd Point Mortgage Trust 2018-6 - 144A		185,000	3.750	++	3/25/2058	197,245
Towd Point Mortgage Trust 2018-SJ1 - 144A		173,696	4.000	++	10/25/2058	175,569
Towd Point Mortgage Trust 2019-MH1 - 144A		156,028	3.000	++	11/25/2058	158,243
Tricon American Homes 2017-SFR1 Trust - 144A		99,552	2.716		9/17/2022	100,183
Trinity Rail Leasing 2019 LLC - 144A		122,968	3.820		4/17/2049	128,206
TRIP Rail Master Funding LLC - 144A		106,064	2.709		8/15/2047	106,234
VOLT LXIV LLC - 144A (a)		64,189	3.375		10/25/2047	64,472
VOLT LXXV LLC - 144A (a)		137,363	4.336		1/25/2049	138,708
VSE 2017-A VOI Mortgage LLC - 144A		73,260	2.330		3/20/2035	73,325
						5,533,150

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 66.7% (Continued)
PACKAGING & CONTAINERS - 0.1%
Greif, Inc. - 144A		$70,000	6.500		3/1/2027	$75,425

PHARMACEUTICALS - 0.7%
AbbVie, Inc.		55,000	3.600		5/14/2025	57,760
AbbVie, Inc.		100,000	3.200		5/14/2026	102,490
Mylan NV		145,000	3.950		6/15/2026	150,980
Par Pharmaceutical, Inc. - 144A		50,000	7.500		4/1/2027	47,625
						358,855
PIPELINES - 2.2%
Cheniere Energy Partners LP		55,000	5.625		10/1/2026	58,369
Energy Transfer Partners LP		165,000	4.200		4/15/2027	172,739
Kinder Morgan Inc/DE		160,000	4.300		6/1/2025	173,185
Kinder Morgan Inc/DE		45,000	7.750		1/15/2032	62,007
MPLX LP		55,000	4.875		12/1/2024	59,942
MPLX LP - 144A		135,000	4.250		12/1/2027	142,198
NuStar Logistics LP		145,000	5.625		4/28/2027	151,343
Sabine Pass Liquefaction LLC		100,000	6.250		3/15/2022	107,797
Sabine Pass Liquefaction LLC		85,000	4.200		3/15/2028	89,745
Valero Energy Partners LP		120,000	4.500		3/15/2028	131,632
						1,148,957
PRIVATE EQUITY - 0.3%
Apollo Management Holdings LP - 144A		135,000	4.000		5/30/2024	142,147

REITS - 4.7%
Alexandria Real Estate Equities, Inc.		100,000	3.950		1/15/2027	107,752
Corporate Office Properties LP		196,000	3.600		5/15/2023	201,267
EPR Properties		220,000	4.750		12/15/2026	239,873
ESH Hospitality, Inc. - 144A		80,000	4.625		10/1/2027	80,408
GLP Capital LP / GLP Financing II, Inc.		155,000	5.750		6/1/2028	176,037
Healthcare Realty Trust, Inc.		90,000	3.875		5/1/2025	94,831
Healthcare Trust of America Holdings LP		150,000	3.750		7/1/2027	158,185
Iron Mountain, Inc. - 144A		110,000	4.875		9/15/2029	112,887
Kilroy Realty LP		165,000	4.375		10/1/2025	178,893
Life Storage LP		65,000	3.875		12/15/2027	69,010
LifeStorage LP/CA		205,000	3.500		7/1/2026	212,050
MPT Operating Partnership LP / MPT Finance Corp.		85,000	5.000		10/15/2027	89,675
MPT Operating Partnership LP / MPT Finance Corp.		25,000	4.625		8/1/2029	26,125
Office Properties Income Trust		170,000	4.500		2/1/2025	176,326
Physicians Realty LP		140,000	3.950		1/15/2028	147,533
Retail Opportunity Investments Partnership LP		105,000	4.000		12/15/2024	107,521
SBA Tower Trust - 144A		135,000	2.836		1/15/2025	136,529
Service Properties Trust		165,000	4.950		2/15/2027	169,769
						2,484,671
RETAIL - 0.7%
Dollar Tree, Inc.		150,000	4.000		5/15/2025	161,418
QVC, Inc.		195,000	4.375		3/15/2023	202,682
						364,100
SEMICONDUCTORS - 0.3%
Broadcom Corp. / Broadcom Cayman Finance Ltd.		144,000	3.625		1/15/2024	148,343

SOFTWARE - 0.4%
Citrix Systems, Inc.		120,000	4.500		12/1/2027	131,380
Vmware, Inc.		88,000	3.900		8/21/2027	90,914
						222,294
TELECOMMUNICATIONS - 1.1%
AT&T, Inc.	3 Month LIBOR + 1.180%	50,000	3.312	+	6/12/2024	50,903
AT&T, Inc.		71,000	4.100		2/15/2028	77,452
Frontier Communications Corp. - 144A		70,000	8.500		4/1/2026	70,350
Juniper Networks, Inc.		120,000	3.750		8/15/2029	122,207
Motorola Solutions, Inc.		96,429	4.600		2/23/2028	105,228
Motorola Solutions, Inc.		50,000	4.600		5/23/2029	54,968
Sprint Spectrum Co. LLC - 144A		100,000	3.360		9/20/2021	100,875
						581,983
TRUCKING & LEASING - 0.7%
Aviation Capital Group LLC - 144A		205,000	3.500		11/1/2027	206,013
Penske Truck Leasing Co. LP - 144A		140,000	4.125		8/1/2023	148,773
						354,786

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 66.7% (Continued)
WHOLE LOAN COLLATERAL CMO - 8.5%
Angel Oak Mortgage Trust 2019-3 - 144A		$140,657	2.930	++	5/25/2059	$142,607
Angel Oak Mortgage Trust I LLC 2018-2 - 144A		33,941	3.674	++	7/27/2048	34,384
Angel Oak Mortgage Trust I LLC 2019-1 - 144A		166,874	3.920	++	11/25/2048	169,795
Arroyo Mortgage Trust 2019-2 - 144A		91,294	3.347	++	4/25/2049	93,022
Banc of America Funding 2005-1 Trust		38,712	5.500		2/25/2035	39,868
Bunker Hill Loan Depositary Trust 2019-1 - 144A (a)		84,059	3.613		10/26/2048	87,681
Chase Home Lending Mortgage Trust 2019-ATR1 - 144A		85,321	4.000	++	4/25/2049	88,794
Chase Mortgage Finance Corp. - 144A		80,555	3.750	++	2/25/2044	84,650
Chase Mortgage Finance Corp. - 144A		119,051	3.750	++	4/25/2045	123,771
Citigroup Mortgage Loan Trust 2019-IMC1 - 144A		126,085	2.720	++	7/25/2049	126,780
Citigroup Mortgage Loan Trust 2019-RP1 - 144A		183,857	3.500	++	1/25/2066	189,707
Citigroup Mortgage Loan Trust, Inc.		43,166	6.750		8/25/2034	47,864
COLT 2018-1 Mortgage Loan Trust - 144A		28,146	2.930	++	2/25/2048	28,237
COLT 2019-3 Mortgage Loan Trust - 144A		208,232	2.764	++	8/25/2049	210,349
Deephaven Residential Mortgage Trust 2017-2 - 144A		46,761	2.453	++	6/25/2047	46,765
Ellington Financial Mortgage Trust 2017-1 - 144A		117,603	2.687	++	10/25/2047	117,460
Ellington Financial Mortgage Trust 2019-1 - 144A		96,510	2.934	++	6/25/2059	97,351
Galton Funding Mortgage Trust 2017-1 - 144A		89,210	3.500	++	11/25/2057	90,173
Galton Funding Mortgage Trust 2018-2 - 144A		66,819	4.500	++	10/25/2058	68,609
Homeward Opportunities Fund I Trust 2018-2 - 144A		200,754	3.985	++	11/25/2058	205,298
JP Morgan Mortgage Trust 2005-A5		83,052	4.080	++	8/25/2035	84,961
JP Morgan Mortgage Trust 2017-5 - 144A		249,066	3.178	++	12/15/2047	252,857
LHOME Mortgage Trust 2019-RTL1 - 144A (a)		145,000	4.580		10/25/2023	148,266
MASTR Alternative Loan Trust 2004-4		43,537	5.500		4/25/2034	46,182
Metlife Securitization Trust - 144A		100,000	3.716	++	4/25/2055	104,918
Metlife Securitization Trust 2019-1 - 144A		136,595	3.750	++	4/25/2058	141,003
New Residential Mortgage Loan Trust 2016-4 - 144A		93,086	3.750	++	11/25/2056	97,707
New Residential Mortgage Loan Trust 2018-1 - 144A		187,511	4.000	++	12/25/2057	196,682
New Residential Mortgage Loan Trust 2019-NQM4 - 144A		128,986	2.492	++	9/25/2059	130,128
OBX 2018-EXP2 Trust - 144A		116,129	4.000	++	11/25/2048	117,692
OBX 2019-INV1 Trust - 144A		131,892	4.500	++	11/25/2048	136,925
RCO V Mortgage LLC 2019-1 - 144A (a)		94,943	3.721		5/24/2024	95,319
Residential Asset Securitization Trust 2005-A1		70,666	5.500		4/25/2035	73,596
Residential Mortgage Loan Trust 2019-2 - 144A		177,683	2.913	++	5/25/2059	178,320
Structured Adjustable Rate Mortgage Loan Trust Series 2004-4		58,549	4.608	++	4/25/2034	61,393
Thornburg Mortgage Securities Trust 2004-2	1 Month LIBOR + 0.620%	88,823	2.443	+	6/25/2044	89,570
Towd Point HE Trust 2019-HE1 - 144A	1 Month LIBOR + 0.900%	180,221	2.723	+	4/25/2048	180,914
Verus Securitization Trust 2018-1 - 144A		42,971	2.929	++	2/25/2048	43,121
Verus Securitization Trust 2018-2 - 144A		105,000	4.426	++	6/1/2058	106,751
Verus Securitization Trust 2018-3 - 144A		106,298	4.108	++	10/25/2058	107,872
						4,487,342

TOTAL CORPORATE BONDS & NOTES (Cost - $33,950,956)						35,301,374

FOREIGN GOVERNMENT BONDS - 0.7%
Dominican Republic International Bond - 144A		150,000	6.000		7/19/2028	166,314
Turkey Government International Bond		200,000	7.375		2/5/2025	214,944
TOTAL FOREIGN GOVERNMENT BONDS - (Cost - $359,252)						381,258

MUNICIPAL BONDS - 6.0%
City of Bristol VA		340,000	4.210		1/1/2042	355,866
Idaho Health Facilities Authority		135,000	5.020		3/1/2048	168,895
New York City Transitional Finance Authority Future Tax Secured Revenue		265,000	4.000		5/1/2042	299,428
Rockdale County Water & Sewerage Authority		305,000	3.060		7/1/2024	314,269
San Diego County Regional Airport Authority		325,000	5.594		7/1/2043	372,312
State of California		765,000	7.600		11/1/2040	1,292,456
State of Texas		245,000	3.011		10/1/2026	260,523
University of California		115,000	4.428		5/15/2048	126,605
TOTAL MUNICIPAL - (Cost - $2,955,354)						3,190,354

U.S. GOVERNMENT & AGENCY - 18.1%
U.S. GOVERNMENT AGENCY - 4.0%
Fannie Mae Pool		17,369	6.000		11/1/2034	19,995
Fannie Mae Pool		15,184	6.000		3/1/2036	17,451
Fannie Mae Pool		146,178	5.500		9/1/2036	164,493
Fannie Mae Pool		60,530	6.500		5/1/2037	71,841
Fannie Mae Pool		25,549	5.500		4/1/2038	28,736
Fannie Mae Pool		22,367	5.000		4/1/2038	24,974
Fannie Mae Pool		63,565	6.000		8/1/2038	73,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
U.S. GOVERNMENT & AGENCY - 18.1% (Continued)
U.S. GOVERNMENT AGENCY - 4.0% (Continued)
Fannie Mae Pool		$137,304	5.000		6/1/2039	$151,716
Fannie Mae Pool		190,306	4.000		9/1/2044	201,229
Fannie Mae Pool		172,603	3.500		1/1/2046	179,982
Fannie Mae Pool		290,148	4.000		4/1/2046	306,396
Fannie Mae Pool		454,176	4.000		4/1/2048	474,809
Fannie Mae Pool		178,209	3.000		9/1/2049	181,431
Freddie Mac Gold Pool		159,447	5.000		12/1/2035	178,173
Freddie Mac Gold Pool		24,864	5.500		10/1/2039	27,963
						2,102,189
U.S. TREASURY OBLIGATIONS - 14.1%
United States Treasury Bond		1,170,000	1.375		4/30/2020	1,168,674
United States Treasury Bond		105,000	2.625		8/31/2020	105,887
United States Treasury Bond		850,000	2.000		2/15/2025	869,225
United States Treasury Bond		1,165,000	2.875		8/15/2028	1,280,021
United States Treasury Bond		160,000	2.625		2/15/2029	173,022
United States Treasury Bond		3,290,000	3.000		8/15/2048	3,868,384
						7,465,213

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $8,859,745)						9,567,402

BANK LOANS - 4.3%
AEROSPACE - 0.1%
Atlantic Aviation FBO, Inc. Term Loan	1 Month LIBOR + 3.750%	14,888	5.652	+	12/06/2025	14,981
TransDigm, Inc. New Tranche E Term Loan	1 Month LIBOR + 2.500%	49,497	4.402	+	5/30/2025	49,185
						64,166
CONSUMER NON-DURABLES - 0.2%
Kronos Acquisition Intermediate, Inc. Initial Loan	1 Month LIBOR + 4.000%	108,120	5.936	+	5/15/2023	102,473

ENERGY - 0.2%
Buckeye Partners, L.P. Term Loan	1 Month LIBOR + 2.750%	25,000	4.753	+	10/16/2026	25,145
CITGO Petroleum Corporation 2019 Incremental Term B Loan	3 Month LIBOR + 5.000%	64,675	7.085	+	3/27/2024	64,837
						89,982
FOREST PROD/CONTAINERS - 0.1%
Berry Global, Inc. Term U Loan	1 Month LIBOR + 2.500%	54,863	4.486	+	7/01/2026	55,112

GAMING / LEISURE - 0.3%
Seminole Tribe of Florida 2018 Replacement Term B Loan	1 Month LIBOR + 1.750%	98,175	3.652	+	7/08/2024	98,780
Station Casinos LLC Term B Facility Loan	1 Month LIBOR + 2.500%	55,059	4.402	+	6/08/2023	55,191
						153,971
HEALTHCARE - 0.6%
Bausch Health Companies, Inc. Initial Term Loan	1 Month LIBOR + 3.000%	8,613	5.002	+	6/02/2025	8,653
Bausch Health Companies, Inc. First Incremental Term Loan	1 Month LIBOR + 2.750%	26,250	4.752	+	11/27/2025	26,312
CHG Healthcare Services, Inc. New Term Loan (2017)	1 Month LIBOR + 3.000%	77,457	4.902	+	6/07/2023	77,464
Iqvia, Inc. Term B-3 Dollar Loan	3 Month LIBOR + 1.750%	108,625	3.835	+	6/11/2025	108,702
Regionalcare Hospital Partners Holdings, Inc. Term B Loan	1 Month LIBOR + 4.500%	99,250	6.436	+	11/16/2025	99,146
						320,277
HOUSING - 0.9%
84 Lumber Company Term B-1 Loan	1 Month LIBOR + 5.250%	74,677	7.178	+	10/25/2023	74,832
American Builders & Contractors Supply Co., Inc. Term B2	1 Month LIBOR + 2.000%	105,000	3.927	+	1/15/2027	104,968
Capital Automotive L.P. Initial Tranche B-2 Term Loan	1 Month LIBOR + 2.500%	108,644	4.402	+	3/25/2024	108,740
CPG International LLC New Term Loan	3 Month LIBOR + 3.750%	94,275	5.835	+	5/06/2024	93,097
Summit Materials, LLC New Term Loan	1 Month LIBOR + 2.000%	98,992	3.902	+	11/21/2024	99,317
						480,954
INFORMATION TECHNOLOGY - 0.2%
Boxer Parent Company, Inc. Initial Dollar Term Loan	1 Month LIBOR + 4.250%	44,175	6.152	+	10/02/2025	41,067
Kronos Incorporated Incremental Term Loan	3 Month LIBOR + 3.000%	78,625	5.287	+	11/01/2023	78,570
						119,637

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 4.3% (Continued)
MEDIA / TELECOMMUNICATIONS - 0.5%
CenturyLink, Inc. Initial Term B Loan	1 Month LIBOR + 2.750%	$112,988	4.652	+	1/31/2025	$112,006
Commscope, Inc. Initial Term Loan	1 Month LIBOR + 3.250%	40,000	5.152	+	4/04/2026	39,313
Nexstar Broadcasting, Inc. Term Loan B	1 Month LIBOR + 2.750%	85,000	4.686	+	9/18/2026	85,419
						236,738
SERVICE - 0.5%
Dun & Bradstreet Corporation Initial Term Borrowing	1 Month LIBOR + 5.000%	95,000	6.936	+	2/06/2026	95,386
Sedgwick Claims Management Services, Inc. Initial Term Loan	1 Month LIBOR + 3.250%	104,461	5.152	+	12/31/2025	101,564
TKC Holdings, Inc. Initial Term Loan	1 Month LIBOR + 3.750%	82,282	5.652	+	2/01/2023	79,931
						276,881
TRANSPORTATION - AUTOMOTIVE - 0.3%
Navistar, Inc. Tranche B Term Loan	1 Month LIBOR + 3.500%	88,650	5.503	+	11/06/2024	87,930
Panther BF Aggregator 2 L P Initial Dollar Term Loan	1 Month LIBOR + 3.500%	65,000	5.409	+	4/30/2026	64,269
						152,199
UTILITY - 0.4%
Brookfield WEC Holdings, Inc. Initial Term Loan	1 Month LIBOR + 3.500%	119,300	5.402	+	8/01/2025	118,728
Calpine Corporation Term Loan (2019)	3 Month LIBOR + 2.750%	99,750	4.835	+	4/05/2026	99,975
						218,703

TOTAL BANK LOANS - (Cost - $2,276,379)						2,271,093

TOTAL INVESTMENTS - 95.8% (Cost - $48,401,686)						$50,711,481
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.2%						2,200,651
NET ASSETS - 100.0%						$52,912,132

LLC - Limited Liability Corporation

ABS - Asset Backed Security

MBS - Mortgage Backed Security

CMO - Collateralized Mortgage Obligation

LP - Limited Partnership

REITS - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

+	Variable rate security. Interest rate is as of October 31, 2019.

++	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $19,403,904 or 36.67% of net assets.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of October 31, 2019.

Portfolio Composition * - (Unaudited)
Corporate Bonds & Notes	69.4%	Foreign Government Bonds	0.8%
U.S. Government & Agencies	18.8%	Total	100.0%
Municipal	6.3%
Bank Loans	4.7%

*	Based on total value of investments as of October 31, 2019.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Weiss Multi-Strategy Advisers LLC)

Asset Class Recap

As the fiscal year began with lingering fears and uncertainty surrounding trade deals and interest rates, investors broadly approached each new headline with caution and even some trepidation. During the first fiscal quarter, the volatility reached levels seen only four other times in the last decade. Volatility relatively subsided through the second and third fiscal quarters, but meaningfully spiked once again to begin the most recent fiscal quarter, as heightened concerns regarding trade between the U.S. and both China and the European Union weighed on investors. Similar to the beginning of the fiscal year, these sell-offs and corresponding spikes in volatility were generally triggered by “concerns” and headlines rather than deteriorating fundamentals. Regardless of the cause, volatility spikes generally correspond with widening spreads on merger deals and other risk-arbitrage opportunities therefore, the fact that volatility levels subsided before the end of the fiscal quarter allowed for these risk-arbitrage strategies to recover and rally. During the fiscal year, event driven strategies, as measured by the Credit Suisse Event Driven Liquid Index, rose 9.7 percent. While bro ader in scope, long/short equity strategies, as measured by the Credit Suisse Long/Short Liquid Index, increased 5.3 percent.

Allocation Review

Within the Fund, the event driven allocation is primarily represented in the form of announced mergers. The event driven holdings allocation fell to a low of 38 percent in the second fiscal quarter as prominent positions came to fruition. As predicted by the Sub-Adviser, this allocation rose to approximately 47 percent by the end of the most recent fiscal quarter as the Sub-Adviser was able to identify above average spreads in strategic deals with manageable regulatory hurdles. Despite the increase in the event allocation, announcements for new deals have slowed. The Sub-Adviser attributes the lack of new deals to uncertainty around both the economic outlook and the predicted regulatory framework. Executives are unlikely to make transformational mergers. With that being said, the Fund finished the fiscal year with a l ower than average gross exposure, giving the Sub-Adviser the ability to easily capitalize on alpha generating opportunities when they present themselves.

Holdings Insights

The largest pharmaceutical deal ever, combining two of the world’s largest cancer drug businesses, was announced in the first fiscal quarter of this year and has been a highlight of the Fund’s event driven allocation ever since. The deal spread between Celgene Corp. (CELG) (holding weight: 9.25 percent) and Bristol-Myers Squibb Co. (BMY) (holding weight*: -5.23 percent) has compressed over the fiscal year following the deal receiving the backing from a prominent proxy advisory firm. The Sub-Adviser is confident that the deal will close. Over the previous fiscal quarter, BMY reported impressive earnings, and reiterated the target of completion and timing for the deal’s approval. Another contributor from the event driven allocation originally came from Chevron Corp.’s (CVX) (holding weight**: -1.24 percent) announcement that they intend to acquire Anadarko Petroleum Corp. (APC) (holding weight**: 6.73 percent) in the second fiscal quarter. Although the spread was not initially attractive, the prospect of another suitor was intriguing enough for the Sub-Adviser to enter the deal. On April 29, 2019, Occidental Petroleum Corp. (OXY) (holding weight*: 0.29 percent) made an offer to acquire all outstanding shares of APC. The spread on this deal tightened from a high of $3.94 to closing in the beginning of this most recent fiscal quarter.

Many other mergers closed within the Fund over the fiscal year including Nexstar Media Group’s (NXST) (not held) acquisition of Tribune Media Company (TRCO) (holding weight**: 2.12 percent), Salesforce.com Inc.’s (CRM) (holding weight**: 1.21 percent) acquisition of Tableau Software Inc. (DATA) (holding weight**: 3.47 percent), UGI Corps (UGI) (holding weight**: -0.56 percent) acquisition of AmeriGas Partners (APU) (holding weight**: 0.75percent), and Health Equity Inc.’s (HQY) (not held) acquisition of WageWorks, Inc. (WAGE) (holding weight**: 0.50 percent).

The low net profile of the long / short equity allocation within the Fund resulted in a negative contribution to Fund performance over the most recent fiscal year. The market hedges were, as expected, a positive contributor to Fund performance during the heightened volatility. However, as markets rallied, these hedges acted as a headwind to performance. For example, the short positions in the iShares U.S. Real Estate ETF (IYR) (holding weight*: -0.75 percent) and the SPDR S&P 500 ETF Trust (SPY) (holding weight*: -2.54) detracted from Fund performance during the fiscal year as these positions increased 24.1 percent and 14.3 percent, respectively. The exposure to the financial sector within the long / short equity allocation also detracted from Fund performance as macro headlines, yield curve inversion, and recession concerns weighed on the sector. Overall, the derivative exposure had a muted impact on performance. Some broad market options had mea ningful moves during the fiscal year but were generally offsetting due to the structure of the trade.

Sub-Adviser Outlook

Throughout the spikes in volatility and subsequent rallies throughout the fiscal year, the Sub-Adviser continued to reiterate its commitment to its investment approach and philosophy, focusing on capital preservation and opportunistically looking to deploy capital as appropriate. The Sub-Adviser’s multi-lens approach served the Fund during the volatility throughout the beginning of 2019, and the Sub-Adviser is optimistic that its approach is well suited for additional volatility that may arise through the end of the calendar year.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2019.

**	Holding percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	2.55%	1.82%	3.87%
Class C	1.52%	0.80%	2.84%
Class A with load of 5.75%	(3.58)%	0.37%	2.99%
Class A without load	2.30%	1.56%	3.60%
IQ Hedge Market Neutral Total Return Index	5.32%	2.38%	2.95%
Morningstar Multialternative Category	3.91%	0.99%	1.86%

(a)	Total Returns are calculated based on traded NAVs.

IQ Hedge Market Neutral Total Return Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.17% for Class N, 3.17% for Class C and 2.42% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 69.4%
AEROSPACE/DEFENSE - 2.5%
Boeing Co.	3,762	$1,278,741
Harris Corp.	18,355	3,786,820
United Technologies Corp.	9,421	1,352,667
		6,418,228
AIRLINES - 0.1%
American Airlines Group, Inc.	2,410	72,445
AMR Corp. * #	101,283	126,604
		199,049
APPAREL - 1.3%
Nike, Inc.	36,493	3,267,948

AUTO MANUFACTURERS - 1.1%
Fiat Chrysler Automobiles	60,216	922,509
General Motors Co.	55,138	2,048,928
		2,971,437
BANKS - 2.4%
Citigroup, Inc.	42,254	3,036,372
SunTrust Banks, Inc.	47,925	3,275,195
		6,311,567
BIOTECHNOLOGY - 10.6%
Alder BioPharmaceuticals, Inc. * #	10,079	20,158
Cambrex Corp. *	18,529	1,106,737
Celgene Corp. *	234,872	25,373,222
Corteva, Inc.	38,024	1,003,073
		27,503,190
BUILDING MATERIALS - 0.5%
Masco Corp.	28,901	1,336,671

CHEMICALS - 1.5%
A. Schulman, Inc. * #	44,665	33,499
Axalta Coating Systems Ltd. *	39,621	1,168,423
Huntsman Corp.	117,393	2,597,907
International Flavors & Fragrances, Inc.	-~	7
		3,799,836
COMPUTERS - 0.8%
Apple, Inc.	8,880	2,208,989

COSMETICS - 1.0%
Procter & Gamble Co.	21,022	2,617,449

DIVERSIFIED FINANCIAL SERVICES - 0.2%
Alliance Data Systems Corp.	5,264	526,400

ELECTRIC - 0.5%
El Paso Electric Co.	20,674	1,379,163

GAMING & LEISURE - 2.4%
Stars Group, Inc. *	282,718	6,151,944

HEALTHCARE - PRODUCTS - 0.8%
Danaher Corp.	15,132	2,085,492

HEALTHCARE - SERVICES - 0.5%
Centene Corp. *	24,112	1,279,865

HOLDING COMPANIES - DIVERSIFIED - 1.9%
8I Enterprises Acquisition Corp. *	42,550	424,224
Alberton Acquisition Corp. *	84,727	868,452
Boxwood Merger Corp. *	111,882	1,131,127
Legacy Acquisition Corp. *	124,493	1,274,808

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 69.4% (Continued)
HOLDING COMPANIES - DIVERSIFIED - 1.9% (Continued)
Mosaic Acquisition Corp. * ^	65,697	$674,708
Pure Acquisition Corp. *	42,906	441,932
		4,815,251
INTERNET - 0.5%
InterActiveCorp. *	5,759	1,308,733

IRON/STEEL - 0.1%
Allegheny Technologies, Inc. *	18,611	391,017

LODGING - 2.9%
Caesars Entertainment Corp. *	424,291	5,210,293
Hilton Grand Vacations, Inc. *	11,054	383,905
Wyndham Hotels & Resorts, Inc.	36,663	1,978,702
		7,572,900
MEDIA - 0.6%
Discovery, Inc.* ^	48,092	1,296,320
Viacom, Inc.	8,438	181,923
		1,478,243
MINING - 0.2%
Freeport-McMoRan, Inc.	58,971	579,095

MISCELLANEOUS MANUFACTURERS - 0.3%
Siemens AG	7,037	811,620

OIL & GAS - 2.8%
Marathon Petroleum Corp.	79,330	5,073,154
Valero Energy Corp.	22,546	2,186,511
		7,259,665
OIL & GAS SERVICES - 0.1%
TechnipFMC PLC	17,500	345,275

PACKAGING & CONTAINERS - 0.3%
Berry Global Group, Inc. *	18,536	769,429

PHARMACEUTICALS - 9.2%
Allergan PLC	105,085	18,506,519
Cigna Corp.	12,920	2,305,703
Elanco Animal Health, Inc. *	64,493	1,742,601
Mylan NV *	61,615	1,179,927
		23,734,750
PIPELINES - 6.2%
Buckeye Partners LP	297,256	12,324,234
Columbia Pipeline Group, Inc. * #	84,102	—
SemGroup Corp.	80,880	1,302,168
Tallgrass Energy LP	127,653	2,382,005
		16,008,407
PRIVATE EQUITY - 0.1%
Brookfield Asset Management, Inc.	2,207	121,937

REAL ESTATE INVESTMENT TRUSTS - 1.3%
CyrusOne, Inc.	12,775	910,602
Rayonier, Inc.	18,460	498,051
Weyerhaeuser Co.	61,811	1,805,499
Winthrop Realty Trust #	102,617	80,041
		3,294,193
RETAIL - 1.9%
Best Buy Co., Inc.	21,677	1,557,059
Gap, Inc.	36,187	588,401
O’Reilly Automotive, Inc. *	2,680	1,167,167
Tiffany & Co.	13,691	1,704,666
		5,017,293

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2019

Security				Shares			Value
COMMON STOCKS - 69.4% (Continued)
SEMICONDUCTORS - 6.8%
Cypress Semiconductor Corp.				266,866			$6,209,972
Micron Technology, Inc. *				70,150			3,335,633
NVIDIA Corp.				6,433			1,293,162
NXP Semiconductors NV				24,956			2,836,998
QUALCOMM, Inc.				48,935			3,936,331
							17,612,096
SOFTWARE - 1.6%
Borqs Technologies, Inc. *				93,231			167,816
Microsoft Corp.				27,896			3,999,450
							4,167,266
TELECOMMUNICATIONS - 4.8%
T-Mobile US, Inc. *				11,109			918,270
Zayo Group Holdings, Inc. *				339,247			11,581,893
							12,500,163
TRANSPORTATION - 1.6%
Genesee & Wyoming, Inc. *				37,606			4,175,394

TOTAL COMMON STOCKS (Cost - $171,995,448)							180,019,955

CLOSED END FUNDS - 1.5%
Altaba, Inc. #				193,882			3,805,903
TOTAL CLOSED END FUNDS (Cost - $3,805,238)

EXCHANGE TRADED FUNDS - 3.3%
Invesco Senior Loan ETF ^				56,315			1,262,019
SPDR Blackstone / GSO Senior Loan ETF				85,456			3,919,867
SPDR S&P Regional Banking ETF				64,373			3,469,705
TOTAL EXCHANGE TRADED FUNDS - (Cost - $8,833,588)							8,651,591

					Expiration Date
RIGHTS - 0.0%
Nexstar Broadcasting Group, Inc. * #				87,600	Perpetual		4,380
TOTAL RIGHTS (Cost - $26,280)

WARRANTS - 0.0%
Borqs Technologies, Inc. * #				105,552	10/28/2020		2,375
TOTAL WARRANTS (Cost - $8,254)

	Counterparty	Contracts**	Notional	Exercise Price
PURCHASED OPTIONS - 0.0%
PURCHASED CALL OPTIONS - 0.0%
Boeing Co.	JP Morgan	50	$1,950,000	$390.00	11/15/2019		150
L3Harris Technologies, Inc.	JP Morgan	50	1,050,000	210.00	11/15/2019		11,050
TOTAL PURCHASED CALL OPTIONS (Cost - $80,262)							11,200

PURCHASED PUT OPTIONS - 0.0%
PayPal Holdings, Inc.	JP Morgan	150	1,500,000	100.00	11/15/2019		9,900
S&P 500 Index	JP Morgan	75	22,275,000	2,970.00	11/15/2019		67,500
TOTAL PURCHASED PUT OPTIONS (Cost - $276,683)							77,400
TOTAL PURCHASED OPTIONS (Cost - $356,945)							88,600

					Interest
				Shares	Rate %
SHORT-TERM INVESTMENT - 33.3%
MONEY MARKET FUND - 33.3%
Fidelity Investments Money Market Fund - Class I				86,209,639	1.720	+	86,209,639
TOTAL SHORT-TERM INVESTMENT (Cost - $86,209,639)

COLLATERAL FOR SECURITIES LOANED - 1.3%
HSBC US Government Money Market Fund - Class I !				2,935,000	1.719	+	2,935,000
Morgan Stanley Institutional Liquidity Fund Prime Portfolio - Class Institutional !				349,250	1.940	+	349,494
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $3,284,250)							3,284,494

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2019

Value

TOTAL INVESTMENTS - 108.8% (Cost - $274,519,642)	$282,066,937
LIABILITIES IN EXCESS OF OTHER ASSETS - (8.8)%	(22,783,710)
NET ASSETS - 100.0%	$259,283,227

ETF - Exchange Traded Fund

LP - Limited Partnership

PLC - Public Limited Company

*	Non-Income producing security.

**	Each Purchased Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

+	Variable rate security. Interest rate is as of October 31, 2019.

#	Fair Value estimated using fair value procedures adopted by Board of Trustees. Total value of such securities is $4,072,960 or 1.57% of net assets as of October 31, 2019.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $3,216,350 at October 31, 2019.

!	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

~	Less than 0.5 shares.

Security	Counterparty	Contracts**	Notional Value	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS - (0.3)%
WRITTEN CALL OPTIONS - (0.3)%
Best Buy Co., Inc.	JP Morgan	217	$1,519,000	$70.00	12/20/2019	$103,726
Boeing Co.	JP Morgan	100	4,100,000	410.00	11/15/2019	250
Elanco Animal Health, Inc.	JP Morgan	639	1,789,200	28.00	11/15/2019	28,755
General Motors Co.	JP Morgan	250	925,000	37.00	11/15/2019	20,000
Marathon Petroleum Corp.	JP Morgan	717	4,481,250	62.50	11/15/2019	173,514
Masco Corp.	JP Morgan	282	1,297,200	46.00	12/20/2019	47,940
Micron Technology, Inc.	JP Morgan	701	3,154,500	45.00	11/15/2019	199,785
NXP Semiconductors NV	JP Morgan	136	1,523,200	112.00	11/15/2019	53,040
NXP Semiconductors NV	JP Morgan	117	1,357,200	116.00	11/15/2019	18,135
QUALCOMM, Inc.	JP Morgan	251	1,945,250	77.50	11/15/2019	110,440
QUALCOMM, Inc.	JP Morgan	128	1,024,000	80.00	11/15/2019	36,224
Valero Energy Corp.	JP Morgan	225	2,115,000	94.00	11/15/2019	88,875
TOTAL WRITTEN CALL OPTIONS - (Premiums Received - $826,157)						880,684

WRITTEN PUT OPTIONS - (0.0)%
L3Harris Technologies, Inc.	JP Morgan	50	975,000	195.00	11/15/2019	5,000
PayPal Holdings, Inc.	JP Morgan	150	1,350,000	90.00	11/15/2019	900
S&P 500 Index	JP Morgan	75	21,825,000	2,910.00	11/15/2019	31,125
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $156,172)						37,025
TOTAL WRITTEN OPTIONS (Premiums Received - $982,329)						$917,709

				Shares
SECURITIES SOLD SHORT * - (30.0)%
AIRLINES - (0.0)%
American Airlines Group, Inc.				3,836		$115,310

BANKS - (1.3)%
BB&T Corp.				61,927		3,285,227

CHEMICALS - (0.7)%
DuPont de Nemours, Inc.				13,765		907,251
International Flavors & Fragrances, Inc.				6,743		822,714
						1,729,965
ENTERTAINMENT - (0.7)%
Eldorado Resorts, Inc.				38,483		1,722,884

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2019

Security	Shares		Value
SECURITIES SOLD SHORT * - (30.0)% (Continued)
EQUITY EXCHANGE TRADED FUNDS - (9.9)%
Consumer Staples Select Sector SPDR Fund	106,844		$6,534,579
Energy Select Sector SPDR Fund	11,097		643,182
Health Care Select Sector SPDR Fund	42,510		4,027,823
Industrial Select Sector SPDR Fund	58,045		4,557,113
iShares Russell 2000 ETF	9,232		1,435,114
iShares U.S. Real Estate ETF	20,567		1,938,646
SPDR S&P 500 ETF Trust	21,772		6,604,101
			25,740,558
HEALTHCARE - PRODUCTS - (0.3)%
Envista Holdings Corp.	23,206		680,632

HEALTHCARE - SERVICES - (0.2)%
UnitedHealth Group, Inc.	2,087		527,385

INTERNET - (0.2)%
Roku, Inc.	4,357		641,350

LODGING - (0.6)%
Marriott International, Inc.	12,398		1,568,967

MACHINERY - DIVERSIFIED - (0.5)%
Deere & Co.	4,798		835,524
IDEX Corp.	3,332		518,226
			1,353,750
MEDIA - (0.1)%
CBS Corp.	5,640		203,266

MISCELLANEOUS MANUFACTURERS - (0.9)%
Illinois Tool Works, Inc.	7,467		1,258,787
Parker-Hannifin Corp.	5,391		989,195
			2,247,982
OIL & GAS - (0.3)%
Exxon Mobile Corp.	13,493		911,722

PHARMACEUTICALS - (9.1)%
AbbVie, Inc.	76,424		6,079,529
Bristol-Myers Squibb Co.	249,225		14,298,038
Cigna Corp.	12,920		2,305,703
CVS Health Corp.	15,731		1,044,381
			23,727,651
PIPELINES - (0.3)%
Energy Transfer LP	58,710		739,159

REAL ESTATE INVESTMENT TRUSTS - (1.3)%
American Tower Corp.	8,561		1,866,983
Equinix, Inc.	1,597		905,148
Kimco Realty Corp.	24,134		520,329
			3,292,460
RETAIL - (0.6)%
Starbucks Corp.	18,640		1,576,198

		Expiration Date
RIGHTS - (0.1)%
Celgene Corp. #	89,152	Perpetual	200,592

SEMICONDUCTORS - (1.3)%
Broadcom, Inc.	3,320		972,262
Taiwan Semiconductor Manufacturing Co. Ltd.	18,219		940,647
Texas Instruments, Inc.	11,930		1,407,621
			3,320,530

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2019

Security	Shares	Value
SECURITIES SOLD SHORT * - (30.0)% (Continued)
SOFTWARE - (0.6)%
Fiserv, Inc.	16,031	$1,701,530

TELECOMMUNICATIONS - (1.0)%
Cisco Systems, Inc.	27,950	1,327,904
Comcast Corp. - Class A	28,949	1,297,494
		2,625,398

TOTAL SECURITIES SOLD SHORT - (Proceeds - $72,637,494)		$77,912,516

ETF - Exchange Traded Fund

LP - Limited Partnership

*	Non-Income producing security.

**	Each Written Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

#	Fair Value estimated using fair value procedures adopted by Board of Trustees. Total value of such securities is $200,592 or 0.08% of net assets as of October 31, 2019.

TOTAL RETURN SWAPS
					Unrealized
		Notional Value at		Maturity	Appreciation/
Reference Entity	Counterparty	October 31, 2019	Interest Rate	Date	(Depreciation)
LONG TOTAL RETURN SWAPS
Airbus SE	JPMorgan	$846,775	3 mo. LIBOR + 0.300%	10/21/2020	$55,475
Airbus SE	JPMorgan	331,539	3 mo. LIBOR + 0.300%	10/22/2020	26,552
Airbus SE	JPMorgan	326,637	3 mo. LIBOR + 0.300%	10/23/2020	19,126
NET UNREALIZED GAIN FROM LONG TOTAL RETURN SWAPS					101,153

SHORT TOTAL RETURN SWAPS
Flutter PLC	JPMorgan	318,310	3 mo. LIBOR + 0.300%	10/10/2020	(5,677)
Flutter PLC	JPMorgan	829,301	3 mo. LIBOR + 0.300%	10/10/2020	(2,759)
Flutter PLC	JPMorgan	2,899	3 mo. LIBOR + 0.300%	10/11/2020	(59)
Flutter PLC	JPMorgan	570,859	3 mo. LIBOR + 0.300%	10/11/2020	(30,955)
Flutter PLC	JPMorgan	1,662,557	3 mo. LIBOR + 0.300%	10/17/2020	(118,974)
Flutter PLC	JPMorgan	580,720	3 mo. LIBOR + 0.300%	10/24/2020	(36,628)
Flutter PLC	JPMorgan	905,674	3 mo. LIBOR + 0.300%	10/25/2020	(61,820)
Peugeot SA	JPMorgan	786,500	3 mo. LIBOR + 0.300%	11/4/2020	8,220
NET UNREALIZED LOSS FROM SHORT TOTAL RETURN SWAPS					(248,652)
NET UNREALIZED LOSS FROM TOTAL RETURN SWAPS					$(147,499)

Portfolio Composition * - (Unaudited)
Short-Term Investment	30.4%	Exchange Traded Funds	3.0%
Consumer, Non-Cyclical	22.3%	Diversified	2.4%
Technology	8.4%	Basic Materials	1.7%
Energy	8.3%	Collateral for securities on loan	1.2%
Consumer, Cyclical	6.7%	Closed-End Fund	1.3%
Communications	5.4%	Utilities	0.5%
Industrial	4.8%	Options	0.0%
Financial	3.6%	Warrants	0.0%
		Rights	0.0%
		Total	100.0%

*	Based on total value of investments as of October 31, 2019

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Mellon Investments Corporation)

Asset Class Recap

It was a volatile beginning to the fiscal year for most asset classes around the globe. Over the first fiscal quarter, invest ors dealt with rising interest rates, a slowdown in Eurozone business confidence, weaker Chinese growth, increasing geopolitical tension across the globe and the likelihood of further meaningful fiscal stimulus was significantly reduced. Equity markets precipitously declined in December, while government bonds filled their more traditional role as a defensive portion of a balanced portfolio. Equities strongly rebounded through the second fiscal quarter as the 10-year U.S. Treasury precipitously declined over 80 basis points amid investor optimism. The positive sentiment was also supported by strong economic releases, satisfactory earnings releases from U.S. companies, and progress in the U.S.-China trade talks. Volatility once again spiked in the third and final fiscal quarters of the year. To start the third fiscal quarter, global equities suffered their worst month of May in seven years as escalating trade tensions and weaker economic data spooked investors. In August, global equities declined amid deteriorating trade talks between the U.S. and China and concerning economic reports. Despite these spikes in volatility, global equities put in a constructive second half of the fiscal year as central banks around the world shifted to accommodative policy decisions. This included the United States Federal Reserve, which cut their benchmark rate three times in 2019. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, increased 5.2 percent over the fiscal year.

Allocation Review

As volatility spiked and equity markets tumbled in the first fiscal quarter, the defensive asset strategy fared well by providing a positive return while most asset classes across the globe precipitously declined. The Sub-Adviser viewed this as an opportunity to reduce the allocation to the defensive asset strategy and increase the exposure to the growth asset strategy. This shift benefitted the Fund as equity prices rallied off their lows in late December. As equity markets continued to rally through the end of the second fiscal quarter, the Sub-Adviser methodically took profits from the growth strategy and moved back into the defensive asset strategy. The allocation to the growth asset strategy continued to decline in the third and final fiscal quarter of the year, which benefited the Fund during the aforementioned spikes in volatility. The Sub-Adviser saw an opportunity in the equity decline in August and increased the allocation to the growth asset strategy. This allocation benefited the Fund as global equities rallied to close the fiscal quarter. Both the defensive and growth asset strategy contributed to Fund performance over the most recent fiscal quarter, while the real asset strategy detracted.

Holdings Insights

The growth asset strategy contributed positively to Fund Performance over the most recent fiscal quarter and the full fiscal year. The exposure within the growth asset strategy has shifted through the fiscal year. To begin the fiscal year, the allocation to U.S. equities was approximately 40 percent of the allocation. Due to the rapid increase in U.S. equities, the Sub-Adviser believed that their prices had outstripped the underlying earnings. This exposure was achieved through the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 11.73 percent). Throughout the fiscal year, SPY increased 15.6 percent. The reduction of allocation to SPY through the fiscal year benefited the Fund as the bulk of the increase occurred early in the fiscal year with SPY increasing 1.3 percent in the most recent fiscal quarter. The Fund also received positive contributions from overseas which included the iShares Currency Hedged MSCI Japan ETF (HEWJ) (holding weight*: 7.67 percent), and the iShares Currency Hedged MSCI Germany ETF (HEWG) (holding weight*: 0.60 percent). HEWJ increased 6.0 percent and HEWG rose 12.7 percent.

The defensive asset strategy achieved its goal of attempting to provide downside protection for the Fund during spikes in volatility. As recent as August and multiple other times throughout the fiscal year, equity markets rapidly declined while U.S. bonds provided a positive return. Given that the largest portion of the defensive asset strategy is dedicated to U.S. bonds, this exposure benefited the Fund. Despite subsequent rallies in risk assets as volatility subsided, this exposure was still able to contribute to Fund performance as the yield on the 10-year U.S. Treasury declined 145 basis points in the full fiscal year and 32 basis points in the most recent fiscal quarter alone. While the bulk of derivative exposure had a muted impact on performance over the fiscal year, the U.S. bond exposure within the Fund was partially facilitated by the U.S. 10YR Note (CBT) DEC 19 (TYZ9) (holding weight*: 0.03 percent). This position has a notion exposure of approximately 31.5 perc ent of Fund assets and increased 1.9 percent in the final fiscal quarter of the year.

In the second fiscal quarter, the Sub-Adviser eliminated the exposure to TIPS, as it did not believe that a rapid rise in inflation was an immediate concern. This view remained throughout the final fiscal quarter of the year as the exposure to the real asset strategy remained consistent. One position within the real asset strategy that detract ed from Fund performance was the iShares Commodities Select Strategy ETF (COMT) (holding weight*: 5.42 percent). Over the fiscal year, COMT decreased 5.6 percent.

Sub-Adviser Outlook

The Sub-Adviser is optimistic for opportunities within the asset categories the Fund invests in for the rest of 2019 and 2020, albeit with continued volatility. The Sub-Adviser remains steadfast in its belief that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments, the Fund may provide what may be considered attractive returns with lower systematic risk and lower correlation than traditional equity investments.

*	Holdings percentage(s) of total investments as of 10/31/2019.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
			Annualized
		Annualized	Since Inception
	One Year	Five Years	(4/30/10)
Class N	8.35%	1.36%	1.53%
Class C	7.20%	0.33%	0.52%
Class A with load of 5.75%	1.80%	(0.10)%	0.64%
Class A without load	8.04%	1.09%	1.26%
IQ Hedge Global Macro Beta Index	5.17%	1.72%	2.08%
Morningstar Multialternative Category	3.91%	0.99%	1.47%

(a)	Total Returns are calculated based on traded NAVs.

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style.

Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.97% for Class N, 2.97% for Class C and 2.22% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.co

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund
October 31, 2019

Security					Shares	Value
EXCHANGE TRADED FUNDS - 30.1%
COMMODITY EXCHANGE TRADED FUNDS - 5.4%
iShares Commodities Select Strategy ETF					71,252	$2,264,388

DEBT EXCHANGE TRADED FUNDS - 4.6%
SPDR Bloomberg Barclays High Yield Bond ETF					17,884	1,934,870

EQUITY EXCHANGE TRADED FUNDS - 20.1%
iShares Currency Hedged MSCI Germany ETF					8,944	252,489
iShares Currency Hedged MSCI Japan ETF					99,319	3,207,011
SPDR S&P 500 ETF Trust					16,163	4,902,723
						8,362,223

TOTAL EXCHANGE TRADED FUNDS (Cost - $10,160,747)						12,561,481

				Exercise	Expiration
	Counterparty	Contracts	Notional	Price	Date
PURCHASED OPTIONS * + - 2.0%
CALL OPTION ON FUTURES PURCHASED - 2.0%
US 10 Year Future	Goldman Sachs	67	$7,906,000	US $118	11/22/2019	823,891
						823,891
PUT OPTIONS ON FUTURES PURCHASED - 0.0%
S&P 500 E-Mini Option	Goldman Sachs	42	5,460,000	US $2,600	12/20/2019	7,875
S&P 500 E-Mini Option	Goldman Sachs	42	5,460,000	US $2,600	1/17/2020	19,110
						26,985

TOTAL PURCHASED OPTIONS (Cost - $964,012)						850,876

		Principal		Discount
		Amount ($)		Rate (%)	Maturity
SHORT-TERM INVESTMENTS - 63.4%
U.S. GOVERNMENT SECURITIES - 60.2%
US Treasury Bill ^^		1,380,000		1.4353	12/12/2019	1,377,693
US Treasury Bill		23,773,000		1.4155	12/19/2019	23,727,197
						25,104,890

		Shares		Interest Rate (%)
MONEY MARKET - 3.2%
Morgan Stanley Institutional Liquidity Fund		1,340,071		1.7200 ^		1,340,071

TOTAL SHORT-TERM INVESTMENTS - (Cost - $26,430,465)						26,444,961

TOTAL INVESTMENTS - 95.5% (Cost - $37,555,224)						$39,857,318
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.5%						1,857,159
NET ASSETS - 100.0%						$41,714,477

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Dynamic Macro Fund (Continued)
October 31, 2019

						Unrealized
					Expiration	Appreciation
Open Futures Contracts **	Counterparty	Contracts	Notional		Date	(Depreciation)
LONG FUTURES CONTRACTS - 0.4%
10 Year Mini JGB Future	Goldman Sachs	71	$10,125,406		12/12/2019	$(48,747)
CAC 40 10 Euro Future	Goldman Sachs	7	447,253		11/15/2019	4,438
CAN 10 Year Bond Future	Goldman Sachs	16	1,729,098		12/18/2019	26,322
Dax Index Future	Goldman Sachs	2	719,232		12/20/2019	4,848
FTSE 100 Index Future	Goldman Sachs	29	2,719,136		12/20/2019	4,319
FTSE/MIB Index Future	Goldman Sachs	7	884,901		12/20/2019	38,659
Hang Seng Index Future	Goldman Sachs	15	2,582,135		11/28/2019	4,652
IBEX 35 Index Future	Goldman Sachs	5	517,528		11/15/2019	1,610
MSCI Emerging Markets Future	Goldman Sachs	15	781,050		12/20/2019	11,325
S&P/TSX 60 IX Future	Goldman Sachs	7	1,049,081		12/19/2019	(55)
S&P 500 E-mini Future	Goldman Sachs	26	3,946,540		12/20/2019	64,135
Swiss Market Index Future	Goldman Sachs	2	206,922		12/20/2019	4,276
US 10 Year Note (CBT)	Goldman Sachs	93	12,117,609		12/19/2019	30,777
TOTAL FUTURES CONTRACTS PURCHASED						146,559

SHORT FUTURES CONTRACTS - 0.2%
Amsterdam Index Future	Goldman Sachs	(1)	(128,347)		11/15/2019	1,017
AUST 10 Year Bond Future	Goldman Sachs	(46)	(37,596,501)		12/16/2019	42,241
Euro-Bond Future	Goldman Sachs	(53)	(10,156,085)		12/6/2019	158,275
Long Gilt Future	Goldman Sachs	(33)	(5,672,538)		12/27/2019	(4,786)
SPI 200 Future	Goldman Sachs	(8)	(914,788)		12/19/2019	(7,224)
Topix Index Future	Goldman Sachs	(23)	(3,549,836)		12/12/2019	(104,346)
TOTAL FUTURES CONTRACTS SOLD						85,177

NET UNREALIZED GAIN FROM FUTURES CONTRACTS						$231,736

				Exercise Price		Value
WRITTEN OPTIONS + - (0.1)%
WRITTEN CALL FUTURE OPTIONS - (0.1)%
S&P 500 E-Mini Option	Goldman Sachs	(17)	(2,584,000)	US $3,040	11/8/2019	$(12,750)
S&P 500 E-Mini Option	Goldman Sachs	(17)	(2,601,000)	US $3,060	11/15/2019	(10,965)
S&P 500 E-Mini Option	Goldman Sachs	(17)	(2,626,500)	US $3,090	11/22/2019	(7,650)
						(31,365)
WRITTEN PUT FUTURE OPTIONS - (0.0)%
S&P 500 E-Mini Option	Goldman Sachs	(17)	(2,422,500)	US $2,850	11/22/2019	(4,165)
						(4,165)

TOTAL WRITTEN OPTIONS - (Premiums Received - $31,783)						$(35,530)

AUD - Australian Dollar	EUR - Euro	JPY - Japanese Yen

CAD - Canadian Dollar	GBP - United Kingdom Pound	USD - US Dollar

CHF - Swiss Franc	HKD - Hong Kong Dollar

ETF - Exchange Traded Fund

*	Non income producing security.

+	Each option contract allows holder to purchase/sell 100 shares of the underlying security at the exercise price.

^	Variable rate security. Interest rate is as of October 31, 2019.

^^	All of this security is segregated as collateral for futures contracts.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments LLC)

Asset Class Recap

High-yield spreads came under pressure at the beginning of the fiscal year amid signs of global growth concerns and a disappointing Fed meeting that offered no flexibility concerning balance sheet runoff. However, spreads rallied sharply in January, benefitting from progress on U.S.-China trade talks, stable or better than expected earnings and, most importantly, a dovish pivot from Jerome Powell and the Fed. Spreads continued to tighten in the second fiscal quarter as the Fed continued to reiterate their dovish stance. Rhetoric from both the United States and China grew more and more rancorous and investors had to contend with weaker growth data in the form of lower than expected PMIs and slower job and wage growth. Fed Chairman Jerome Powell and the FOMC turned even more dovish in June and July alongside better than expected earnings, decent economic data, and a strong technical backdrop. The dovish stance of central banks continued on a global basis amid concerns about global growth, particularly in the Eurozon e Brexit, and risks of trade war escalation between the U.S. and China. Additionally, the Federal Reserve made the anticipated 25 bps, cuts in September and October. However, the Fed’s statement after the October meeting signaled a bias to remain on hold, as they will “monitor the implications of incoming information” before resuming further rate cuts. High-yield bonds, as measured by the ICE BofA ML US Cash Pay High-Yield Index, increased 10.2 percent over the most recent fiscal quarter.

Allocation Review

Security selection and sector allocation both detracted from performance over the most recent fiscal quarter and fiscal year. The Fund received strong positive contributions as a result of sector allocation and security selection within the technology, consumer non-cyclical, and REIT sectors. However, the positive returns from the aforementioned sectors were more than eroded by the adverse performance within the energy sector. In the most recent fiscal quarter and full fiscal year, security selection within the energy sector strongly detracted from performance while the sector allocation provided a small positive contribution.

Holdings Insights

The price of West Texas Intermediate Crude Oil had a volatile fiscal year, drastically falling over 17 percent. This volatili ty adversely affected the energy sector within the Fund, with pronounced weakness coming from the oil sub-sector. One of the worst performing credits within the Fund over the fiscal quarter and fiscal year was Chaparral Energy Inc. 8.75% 7/15/2023 (15942RAF6) (holdings weight*: 0.36 percent). This credit declined 23.2 percent in the most recent fiscal quarter and 48.8 percent in the full fiscal year amid the weakness in the energy sector. This credit also suffered from various idiosyncratic concerns including safety issues with some of their wells. Another detractor from Fund performance over the most recent fiscal quarter and fiscal year was Pioneer Energy Service Corp. 6.125% 3/15/2022 (723664AB4) (holding weight*: 0.23 percent). This position declined 0.11 percent over the most recent fiscal quarter and 47.4 percent for the full fiscal year. A detractor from Fund performance outside of the energy sector came from the communications sector. Frontier Communications 8.5% 04/1/2026 (35906AAN8) (holding weight**: 0.25 percent) suffered from the “cord cutting” trend and has seen their revenue consistently decline. The company is urgently looking for new management and to restructure debt, but the Sub-Adviser believes they are potentially headed toward bankruptcy. This position declined 9.8 percent over the most recent fiscal quarter and 3.8 percent for the full fiscal year before being sold.

As previously mentioned, the technology sector was one of the best performing sectors within the Fund over the most recent fiscal quarter and fiscal year. A strong positive contributor to Fund performance for the full fiscal year from the technology sector was Diebold Nixdorf Inc. 8.5% 4/15/2024 (253651AC7) (holding weight*: 0.55 percent). This credit initially declined early in the year amid concerns that the company was taking on excessive debt, but strongly rebounded as investors recognized the company’s efforts to deleverage. This position increased 52.5 percent in the full fiscal year despite declining 9.3 percent in the most recent fiscal quarter amid litigation concerns. A positive contributor to performance also came from the communications sector. Altice Luxembourg SA 7.625% 02/15/2025 (02154VAB7) (holding weight*: 0.66 percent) increased 6.8 percent over the most recent fiscal quarter and 31.2 percent for the full fiscal year. The Sub-Adviser attributes the positive performance to the company doing a partial refinance on some of their outstanding debt which the Sub-Adviser views as a good sign that they are worthy of doing primary deals.

Sub-Adviser Outlook

The Sub-Adviser believes that fundamentals remain decent, but the “up in quality” trade remains in favor with BB/B out performing. The Sub-Adviser does not see anything overly concerning on the default or fallen angel front, but it will continue to be cautious. With earnings weakness as the base case, valuations appear in line with expectations and the Sub-Adviser expects spreads to stay range bound. Technicals also remain supportive with volatile flows, but positive, as investors may be seeing the ’silver linings’ in earnings and macro issues. Against this backdrop, the Sub-Adviser is still finding what it believes are attractively priced credits in the high-yield market where issuers have positive fundamentals and sector outlooks, but generally favor the relative safety of being u p in the capital structure or holding higher cash balances, maintaining the flexibility to shift into areas that become dislocated from intrinsic value.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2019.

**	Holding percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	8.42%	3.82%	6.02%
Class C	7.55%	3.06%	5.24%
Class A with load of 4.50%	3.38%	2.63%	5.28%
Class A without load	8.19%	3.57%	5.77%
Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index	10.25%	5.01%	7.22%
Morningstar High-Yield Bond Category	7.06%	3.85%	6.46%

(a)	Total Returns are calculated based on traded NAVs.

Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.13% for Class N, 1.88% for Class C and 1.38% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2019

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 93.1%
ADVERTISING - 0.3%
National CineMedia LLC - 144A	$305,000	5.875	4/15/2028	$321,348

AEROSPACE/DEFENSE - 0.2%
UAL 2007-1 Pass Through Trust	218,877	6.636	7/2/2022	232,080

AUTO MANUFACTURERS - 0.5%
Allison Transmission, Inc. - 144A	551,000	5.000	10/1/2024	565,464

AUTO PARTS & EQUIPMENT - 0.5%
Delphi Technologies PLC - 144A	640,000	5.000	10/1/2025	556,800

BUILDING MATERIALS - 0.7%
Standard Industries, Inc. - 144A	750,000	6.000	10/15/2025	791,250

CHEMICALS - 1.6%
Consolidated Energy Finance SA - 144A	735,000	6.875	6/15/2025	716,625
Neon Holdings, Inc. - 144A	514,000	10.125	4/1/2026	509,503
OCI NV -144A	517,000	5.250	11/1/2024	536,387
				1,762,515
COAL - 0.4%
SunCoke Energy Partners LP - 144A	527,000	7.500	6/15/2025	450,585

COMMERCIAL SERVICES - 5.4%
Ahern Rentals, Inc. - 144A	596,000	7.375	5/15/2023	485,740
Ashtead Capital, Inc. - 144A	222,000	4.000	5/1/2028	223,388
Ashtead Capital, Inc. - 144A	328,000	4.250	11/1/2029	332,100
BidFair MergeRight, Inc. - 144A	550,000	7.375	10/15/2027	551,375
Capital Investment Merger Sub 2 LLC - 144A	530,000	10.000	8/1/2024	547,225
GW B-CR Security Corp. - 144A	1,070,000	9.500	11/1/2027	1,102,100
Harsco Corp. - 144A	368,000	5.750	7/31/2027	383,187
MPH Acquisition Holdings LLC - 144A	500,000	7.125	6/1/2024	465,025
Nielsen Finance LLC - 144A	645,000	5.000	4/15/2022	651,463
Prime Security Services Borrower LLC - 144A	631,000	5.250	4/15/2024	647,564
Prime Security Services Borrower LLC - 144A	540,000	5.750	4/15/2026	554,688
				5,943,855
COMPUTERS - 2.9%
Dell International LLC - 144A	1,215,000	6.020	6/15/2026	1,387,815
Diebold Nixdorf, Inc.	693,000	8.500	4/15/2024	600,311
NCR Corp. - 144A	251,000	5.750	9/1/2027	258,216
NCR Corp. - 144A	392,000	6.125	9/1/2029	412,090
Seagate HDD Cayman	525,000	4.875	3/1/2024	558,448
				3,216,880
COSMETICS/PERSONAL CARE - 1.1%
Coty, Inc. - 144A ^	575,000	6.500	4/15/2026	590,571
First Quality Finance Co., Inc. - 144A	600,000	5.000	7/1/2025	622,620
				1,213,191
DISTRIBUTION/WHOLESALE - 1.3%
American Builders & Contractors Supply Co., Inc. - 144A	308,000	4.000	1/15/2028	308,000
Anixter, Inc.	319,000	6.000	12/1/2025	328,570
H&E Equipment Services, Inc.	762,000	5.625	9/1/2025	803,910
				1,440,480
DIVERSIFIED FINANCIAL SERVICES - 5.4%
Avolon Holdings Funding Ltd. - 144A	725,000	5.125	10/1/2023	784,088
Avolon Holdings Funding Ltd. - 144A	145,000	5.250	5/15/2024	158,485
Credit Acceptance Corp. - 144A	542,000	6.625	3/15/2026	577,230
Enova International, Inc. - 144A	765,000	8.500	9/1/2024	713,362
Fairstone Financial, Inc. - 144A	529,000	7.875	7/15/2024	558,690

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2019

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 93.1% (Continued)
DIVERSIFIED FINANCIAL SERVICES - 5.4% (Continued)
LPL Holdings, Inc. - 144A	$775,000	5.750	9/15/2025	$806,000
Navient Corp.	643,000	5.625	8/1/2033	562,625
Quicken Loans, Inc. - 144A	875,000	5.750	5/1/2025	905,170
Springleaf Finance Corp.	800,000	6.875	3/15/2025	908,000
				5,973,650
ELECTRIC - 2.2%
Clearway Energy Operating LLC	551,000	5.750	10/15/2025	567,530
Clearway Energy Operating LLC	302,000	5.000	9/15/2026	303,510
NextEra Energy Operating Partners LP - 144A	550,000	4.250	7/15/2024	567,023
Talen Energy Supply LLC - 144A	229,000	7.250	5/15/2027	229,572
Talen Energy Supply LLC - 144A	217,000	6.625	1/15/2028	210,490
Vistra Operations Co. LLC - 144A	535,000	5.000	7/31/2027	553,725
				2,431,850
ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
Energizer Holdings, Inc. - 144A	640,000	6.375	7/15/2026	684,032
EnerSys - 144A	794,000	5.000	4/30/2023	822,783
				1,506,815
ELECTRONICS - 0.9%
Ingram Micro, Inc.	925,000	5.450	12/15/2024	956,409

ENERGY - 0.8%
Pattern Energy Group, Inc. - 144A	839,000	5.875	2/1/2024	864,170

ENGINEERING & CONSTRUCTION - 0.9%
Frontdoor, Inc. - 144A	560,000	6.750	8/15/2026	611,100
Tutor Perini Corp. - 144A ^	396,000	6.875	5/1/2025	395,941
				1,007,041
ENTERTAINMENT - 1.0%
Eldorado Resorts, Inc.	660,000	6.000	9/15/2026	726,825
Twin River Worldwide Holdings, Inc. - 144A	313,000	6.750	6/1/2027	330,309
				1,057,134
ENVIRONMETNAL CONTROLS - 0.3%
Clean Harbors, Inc. - 144A	343,000	4.875	7/15/2027	358,414

FOOD - 3.5%
Albertsons Companies LLC	562,000	5.750	3/15/2025	584,311
Albertsons Companies LLC - 144A	330,000	5.875	2/15/2028	353,100
JBS USA LLC - 144A	508,000	5.875	7/15/2024	524,510
JBS USA LLC - 144A	272,000	5.750	6/15/2025	283,560
Lamb Weston Holdings, Inc. - 144A	370,000	4.625	11/1/2024	390,812
Land O’Lakes, Inc. - 144A	210,000	7.000	12/29/2049	197,794
Land O’Lakes Capital Trust I - 144A	484,000	7.450	3/15/2028	546,920
Pilgrim’s Pride Corp. - 144A	520,000	5.875	9/30/2027	559,140
Post Holdings, Inc. - 144A	430,000	5.500	3/1/2025	452,081
				3,892,228
FOREST PRODUCTS & PAPER - 0.7%
Cascades, Inc. - 144A	183,000	5.500	7/15/2022	186,660
Cascades, Inc. - 144A ^	527,000	5.750	7/15/2023	542,810
				729,470
HEALTHCARE-PRODUCTS - 0.5%
Hologic, Inc. - 144A	525,000	4.375	10/15/2025	540,503

HEALTHCARE-SERVICES - 3.5%
Catalent Pharma Solutions, Inc. - 144A	280,000	5.000	7/15/2027	293,300
Centene Corp.	174,000	4.750	1/15/2025	180,440
Centene Corp. - 144A	547,000	5.375	6/1/2026	580,367
DaVita, Inc.	825,000	5.125	7/15/2024	844,198
DaVita, Inc.	325,000	5.000	5/1/2025	329,534
HCA, Inc.	1,475,000	5.375	2/1/2025	1,624,344
				3,852,183

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2019

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate %	Date	Value
BONDS & NOTES - 93.1% (Continued)
HOUSEHOLD PRODUCTS - 0.6%
Central Garden & Pet Co.		$600,000	5.125	2/1/2028	$619,380

INTERNET - 3.1%
Cogent Communications Group, Inc. - 144A		505,000	5.375	3/1/2022	527,725
Grubhub Holdings, Inc. - 144A		695,000	5.500	7/1/2027	653,300
Netflix, Inc.		994,000	4.375	11/15/2026	1,014,178
Netflix, Inc. - 144A		1,165,000	4.875	6/15/2030	1,180,728
					3,375,931
INVESTMENT COMPANIES - 0.4%
FS Energy & Power Fund - 144A		417,000	7.500	8/15/2023	423,839

IRON/STEEL - 1.4%
Cleveland-Cliffs, Inc. - 144A		475,000	4.875	1/15/2024	489,250
Commercial Metals Co.		462,000	5.750	4/15/2026	477,593
Mineral Resources Ltd. - 144A		525,000	8.125	5/1/2027	553,875
					1,520,718
LEISURE PRODUCTS - 0.5%
Silversea Cruise Finance Ltd. - 144A		550,000	7.250	2/1/2025	587,466

LODGING - 0.8%
Hilton Grand Vacations Borrower LLC		298,000	6.125	12/1/2024	318,115
Wyndham Destinations, Inc.		346,000	4.150	4/1/2024	368,490
Wyndham Destinations, Inc.		175,000	5.750	4/1/2027	191,844
					878,449
MACHINERY-CONSTRUCTION/MINING - 0.4%
Terex Corp. - 144A		445,000	5.625	2/1/2025	446,669

MEDIA - 10.1%
Altice Financing SA - 144A		535,000	7.500	5/15/2026	569,775
Altice Luxembourg SA - 144A		695,000	7.625	2/15/2025	719,325
Belo Corp.		235,000	7.250	9/15/2027	269,075
Belo Corp.		735,000	7.750	6/1/2027	852,600
Block Communications, Inc. - 144A		778,000	6.875	2/15/2025	814,955
CCO Holdings LLC - 144A		232,000	5.875	4/1/2024	242,440
CCO Holdings LLC - 144A		275,000	5.375	5/1/2025	286,000
CCO Holdings LLC - 144A		478,000	5.500	5/1/2026	504,888
CCO Holdings LLC - 144A		378,000	5.000	2/1/2028	396,295
CCO Holdings LLC - 144A		335,000	5.375	6/1/2029	358,450
Charter Communications Operating LLC	3 mo LIBOR + 1.650%	545,000	3.903+	2/1/2024	561,130
Charter Communications Operating LLC		355,000	5.050	3/30/2029	400,668
CSC Holdings LLC - 144A		225,000	5.375	7/15/2023	231,183
CSC Holdings LLC		440,000	5.250	6/1/2024	475,200
CSC Holdings LLC - 144A		1,800,000	5.500	4/15/2027	1,912,518
EW Scripps Co. - 144A		854,000	5.125	5/15/2025	867,878
Sirius XM Radio, Inc. - 144A		1,275,000	4.625	7/15/2024	1,335,562
Sirius XM Radio, Inc. - 144A		342,000	5.375	7/15/2026	362,093
					11,160,035
MINING - 2.0%
First Quantum Minerals Ltd. - 144A		473,000	7.250	4/1/2023	476,843
FMG Resources (August 2006) Pty Ltd. - 144A		825,000	4.500	9/15/2027	818,297
Freeport-McMoRan, Inc.		525,000	3.875	3/15/2023	534,187
Freeport-McMoRan, Inc.		352,000	5.250	9/1/2029	359,146
					2,188,473
OIL & GAS - 4.1%
Brazos Valley Longhorn LLC		639,000	6.875	2/1/2025	504,810
Callon Petroleum Co.		565,000	6.375	7/1/2026	529,687
Centennial Resource Production LLC - 144A		525,000	6.875	4/1/2027	517,125
Chaparral Energy, Inc. - 144A ^		926,000	8.750	7/15/2023	393,550

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2019

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 93.1% (Continued)
OIL & GAS - 4.1% (Continued)
Extraction Oil & Gas, Inc. - 144A	$725,000	5.625	2/1/2026	$311,750
Hilcorp Energy I LP - 144A	835,000	5.000	12/1/2024	745,488
Lonestar Resources America, Inc. - 144A	521,000	11.250	1/1/2023	367,305
MEG Energy Corp. - 144A	725,000	6.500	1/15/2025	756,719
Noble Holding International Ltd. - 144A	232,000	7.875	2/1/2026	154,280
Southwestern Energy Co.	264,000	7.500	4/1/2026	233,004
				4,513,718
OIL & GAS SERVICES - 1.6%
Calfrac Holdings LP - 144A	548,000	8.500	6/15/2026	237,859
Hi-Crush Partners LP - 144A	871,000	9.500	8/1/2026	378,885
Nine Energy Service, Inc. - 144A	265,000	8.750	11/1/2023	201,400
Pioneer Energy Service, Inc.	652,000	6.125	3/15/2022	244,500
SESI LLC	725,000	7.750	9/15/2024	402,375
USA Compression Partners LP	241,000	6.875	4/1/2026	244,615
				1,709,634
PACKAGING & CONTAINERS - 4.0%
Ardagh Packaging Finance PLC - 144A	550,000	4.125	8/15/2026	557,398
Berry Global, Inc. - 144A	248,000	4.500	2/15/2026	250,170
Crown Americas LLC	300,000	4.500	1/15/2023	314,250
Crown Cork & Seal Co., Inc.	311,000	7.375	12/15/2026	374,755
Intertape Polymer Group, Inc. - 144A	524,000	7.000	10/15/2026	549,466
Owens-Brockway Glass Container, Inc. - 144A	539,000	5.375	1/15/2025	545,737
Sealed Air Corp. - 144A	592,000	5.125	12/1/2024	640,840
Silgan Holdings, Inc.	550,000	4.750	3/15/2025	565,125
Trivium Packaging Finance B.V. - 144A	525,000	8.500	8/15/2027	561,094
				4,358,835
PHARMACEUTICALS - 0.6%
Bausch Health Companies, Inc. - 144A	610,000	6.125	4/15/2025	634,781

PIPELINES - 4.0%
Antero Midstream Partners LP - 144A	28,000	5.750	3/1/2027	20,965
Cheniere Corpus Christi Holdings LLC	600,000	7.000	6/30/2024	691,548
Cheniere Corpus Christi Holdings LLC	350,000	5.875	3/31/2025	388,969
Cheniere Energy Partners LP	432,000	5.250	10/1/2025	448,740
Cheniere Energy Partners LP - 144A	248,000	4.500	10/1/2029	253,270
Genesis Energy LP.	275,000	6.000	5/15/2023	269,500
Genesis Energy LP.	625,000	5.625	6/15/2024	587,500
Holly Energy Partners LP - 144A	525,000	6.000	8/1/2024	549,281
SemGroup Corp.	428,000	5.625	7/15/2022	434,857
SemGroup Corp.	475,000	5.625	11/15/2023	488,062
Summit Midstream Holdings LLC	353,000	5.500	8/15/2022	317,700
				4,450,392
REAL ESTATE - 1.6%
Kennedy-Wilson, Inc.	935,000	5.875	4/1/2024	972,400
Newmark Group, Inc.	679,000	6.125	11/15/2023	741,011
				1,713,411
REAL ESTATE INVESTMENT TRUSTS - 6.9%
CTR Partnership LP	604,000	5.250	6/1/2025	629,670
ESH Hospitality, Inc. - 144A	700,000	5.250	5/1/2025	723,625
Extended Stay America, Inc. - 144A	355,000	4.625	10/1/2027	356,811
GLP Capital LP	550,000	5.375	4/15/2026	606,182
Hat Holdings I LLC - 144A	621,000	5.250	7/15/2024	654,379
Iron Mountain, Inc. - 144A	980,000	4.875	9/15/2027	1,017,975
iStar, Inc.	250,000	6.000	4/1/2022	257,188
iStar, Inc.	733,000	5.250	9/15/2022	752,241
MGM Growth Properties Operating Partnership LP - 144A	513,000	5.750	2/1/2027	580,331
MPT Operating Partnership LP	569,000	5.000	10/15/2027	600,295
Sabra Health Care LP	812,000	5.125	8/15/2026	880,339
Starwood Property Trust, Inc.	544,000	4.750	3/15/2025	566,270
				7,625,306

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2019

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 93.1% (Continued)
RETAIL - 3.0%
Brinker International, Inc. - 144A	$547,000	5.000	10/1/2024	$582,897
Conn’s, Inc. ^	709,000	7.250	7/15/2022	721,407
EG Global Finance PLC - 144A	605,000	6.750	2/4/2025	607,269
Lithia Motors, Inc. - 144A	586,000	5.250	8/1/2025	616,032
Murphy Oil USA, Inc.	375,000	4.750	9/15/2029	392,344
Yum! Brands, Inc. - 144A	380,000	4.750	1/15/2030	399,475
				3,319,424
SEMICONDUCTORS - 0.5%
Amkor Technology, Inc. - 144A	531,000	6.625	9/15/2027	584,100

SOFTWARE - 2.5%
Camelot Finance SA - 144A	135,000	4.500	11/1/2026	136,742
CDK Global, Inc.	539,000	5.875	6/15/2026	578,751
Donnelley Financial Solutions, Inc.	678,000	8.250	10/15/2024	706,815
Rackspace Hosting, Inc. - 144A ^	725,000	8.625	11/15/2024	667,000
SS&C Technologies, Inc. - 144A	630,000	5.500	9/30/2027	675,281
				2,764,589
TELECOMMUNICATIONS - 9.0%
Altice France SA - 144A	875,000	7.375	5/1/2026	939,177
Altice France SA - 144A	213,000	8.125	2/1/2027	236,696
C&W Senior Financing Designated Activity Co. - 144A	833,000	6.875	9/15/2027	879,856
CenturyLink, Inc. ^	1,435,000	7.500	4/1/2024	1,632,312
Hughes Satellite Systems Corp.	646,000	6.625	8/1/2026	700,910
Intelsat Jackson Holdings SA	769,000	5.500	8/1/2023	722,860
Level 3 Financing, Inc. - 144A	462,000	4.625	9/15/2027	471,240
Sprint Corp.	2,911,000	7.875	9/15/2023	3,220,294
Telesat LLC - 144A	540,000	6.500	10/15/2027	565,137
T-Mobile USA, Inc.	288,000	6.500	1/15/2024	299,880
T-Mobile USA, Inc.	240,000	6.375	3/1/2025	249,650
				9,918,012

TOTAL BONDS & NOTES (Cost - $101,810,736)				102,457,477

	Shares
SHORT-TERM INVESTMENT - 0.7%
MONEY MARKET FUND - 0.7%
First American Government Obligations Fund - Class Z	794,389	1.700 +		794,389
TOTAL SHORT-TERM INVESTMENT (Cost - $794,389)

COLLATERAL FOR SECURITIES LOANED - 3.3%
HSBC US Government Money Market Fund - Class I #	1,688,092	1.719 +		1,688,092
Morgan Stanley Institutional Liquidity Fund Prime Portfolio - Class Institutional #	1,964,233	1.940 +		1,965,608
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $3,652,325)				3,653,700

TOTAL INVESTMENTS - 97.1% (Cost - $106,257,450)				$106,905,566
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.9%				3,189,748
NET ASSETS - 100.0%				$110,095,314

LIBOR - London Inter-bank Offered Rate

LLC - Limited Liability Corporation

LP - Limited Partnership

PLC - Public Limited Company

^	All or a portion of these securities are on loan. Total loaned securities had a value of $3,506,670 at October 31, 2019.

+	Variable rate security. Interest rate is as of October 31, 2019.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019 the total market value of 144A securities is $63,634,010 or 57.80% of net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2019

Portfolio Composition ** - (Unaudited)
Ba3	23.7%	Collateral For Securities Loaned	3.4%
B3	14.4%	Caa2	3.4%
B2	13.9%	Caa1	3.1%
Ba2	12.8%	Baa3	3.0%
B1	12.6%	Short-Term Investment	0.7%
Ba1	8.4%	Other	0.6%
		Total	100.0%

**	Based on total value of investments as of October 31, 2019. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Allianz Global Investors U.S. LLC)

Asset Class Recap

The 2018 calendar year was a turbulent year for all asset classes as tightening financial conditions in the U.S. and the relatively stronger U.S. dollar weighed on global markets. The cyclical out performance of the U.S. from a growth perspective was driven by the pro-cyclical fiscal policy pushed through towards the end of 2017. So far in 2019, markets reversed course as a dovish stance by the Federal Reserve and the slowing dollar led to a record start to 2019. Despite the strong returns, spikes in volatility occurred throughout the fiscal year as tariff concerns escalated between the United States and China. Despite the spike in volatility, global bonds fared well as escalating volatility gave central banks another reason to discuss policy easing as the dovish rhetoric reverberated across global central banks. In the most recent fiscal quarter, volatility once again spiked as global growth concerns, and trade tensions between the U.S. and both China and the European Union reared its head. Foreign bonds, as measured by the Bloomberg Barclays Global Aggregate Bond ex-US Index, increased 7.8 percent during the fiscal year, which underperformed domestic bonds, as measured by the Bloomberg Barclays Aggregate Bond Index, by 3.7 percent.

Allocation Review

Country and yield curve selection strongly contributed to Fund performance over the most recent fiscal quarter and fiscal year. Also contributing to Fund performance was a German yield curve flattening bias. The currency effect in the Fund was relatively flat during the first six months of the fiscal year due to the Sub-Adviser being underweight a strong U.S. Dollar and going long the appreciating emerging market currencies. In the third fiscal quarter, emerging market currencies provided strong positive contributions, as well as the exposure to the Euro relative to the U.S. dollar. However, in the final fiscal quarter of the year, both developed market and emerging market currency exposure detracted from Fund performance. From a spread perspective, the overweight to corporate versus government bonds contributed in the first half of the fiscal year, but this positioning detracted from Fu nd performance over the second half of the fiscal year and the most recent fiscal quarter.

Holdings Insights

As previously mentioned, emerging markets external debt provided a strong contribution to Fund performance over the most recent fiscal quarter. F or example, a U.S. dollar-denominated emerging market government bond that contributed to Fund performance was the Republic of Kazakhstan 5.125% 7/21/2025 (Y7276LDE5) (holding weight*: 1.17 percent). This U.S. dollar-denominated issue returned 1.8 percent over the most recent fiscal quarter and 12.4 percent for the full fiscal year. Another emerging market government bond that contributed to performance was the Russia Government Bond 6.9% 5/23/2029 (BFX1TW9) (holding weight*: 1.76 percent), which increased 7.8 percent in the most recent fiscal quarter and 25.1 percent in the full fiscal year. The Fund also received a strong positive contribution from the exposure to Indonesia local rates. This exposure was achieved partially through the Indonesia Government 7.0% 5/15/2027 (B3ZR761) (holding weight*: 1.01 percent). This position increased 4.3 percent over the most recent fiscal quarter and 20.9 percent for the full fiscal year.

Detractors from relative Fund performance centered on the largest fund holdings, Japanese government bonds, despite the yen strengthening and rates declining in Japan. For example, the Japan Government Bond 1.9% 9/20/23 (6708557) (holding weight*: 4.68 percent) fell 0.1 percent over the fiscal quarter and increased only 0.5 percent for the ful l fiscal year. Another detractor from relative performance was the Japan Government Bond 2.1% 12/20/27 (B2B35B7) (holding weight*: 3.09 percent), which increased 0.2 percent in the most recent fiscal quarter and 2.6 percent for the full fiscal year. Overall, the derivative exposure within the Fund had a relatively muted impact on Fund performance over the fiscal year with positions providing small contribution and detractions to performance. For example, the Long Gilt Future Dec 19 (G Z9) (holding weight*: 0.01 percent) had a notional exposure of 2.66 percent and declined 0.7 percent since being initiated into the Fund in late August.

Sub-Adviser Outlook

The Sub-Adviser is cautiously optimistic for the remainder of 2019. The Sub-Adviser believes that strong returns will continue for fixed income, albeit at a slower pace. However, despite increasing focus on trade-related and global growth concerns, some downside risks have reduced following the shift towards a dovish bias by central banks around the globe. The Sub-Adviser believes that global inflation pressure will continue to be benign and more long-term inflation expectations remain anchored given structural drivers that are keeping prices suppressed. The Sub-Adviser is cautious on investment grade bonds given the significant rally in spreads against a relatively weaker global growth backdrop. The Sub-Adviser will carefully watch for escalation in trade wars and other geopolitical concerns, as well as bouts of volatility in credit markets given late-cycle dynamics.

*	Holdings percentage(s) of total investments as of 10/31/2019.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
			Annualized
		Annualized	Since Inception
	One Year	Five Years	(11/1/13)
Class N	6.29%	(0.04)%	(0.54)%
Class C	5.36%	(0.80)%	(1.30)%
Class A with load of 4.50%	1.18%	(1.19)%	(1.54)%
Class A without load	5.98%	(0.29)%	(0.78)%
Barclays Global ex-US Aggregate Bond Index Unhedged	7.84%	1.20%	0.70%
Morningstar World Bond Category	7.80%	3.29%	2.06%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.35% for Class N, 2.10% for Class C and 1.60% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund
October 31, 2019

		Principal				Maturity
Security	Variable Rate	Amount ($)		Interest Rate %		Date	Value
CORPORATE BONDS & NOTES - 28.9%
BANKS - 12.5%
ABN AMRO Bank NV		200,000	EUR	6.3750		4/27/2021	$243,612
AIB Group PLC		250,000	EUR	2.2500		7/3/2025	301,706
Banco Santander SA		200,000	EUR	1.1250		1/17/2025	232,534
Banque Federative du Credit Mutuel SA		200,000	EUR	2.6250		3/18/2024	248,470
Bayerische Landesbank		300,000	EUR	0.2500		9/4/2024	343,838
BPCE SA		200,000	EUR	4.6250		7/18/2023	258,563
Cooperatieve Rabobank UA		200,000	EUR	1.3750		2/3/2027	243,412
Credit Agricole SA/London		300,000	EUR	1.8750		12/20/2026	367,990
HSBC Holdings PLC	3M Euro LIBOR + 1.36%	350,000	EUR	1.5000	+	12/4/2024	412,806
ING Bank NV	Euro 5 Year Swap Rate + 2.25%	200,000	EUR	3.6250	+	2/25/2026	233,349
Landesbank Hessen-Thueringen Girozentrale		500,000	EUR	0.5000		9/25/2025	582,544
Nederlandse Waterschapsbank NV		200,000	EUR	1.5000		4/27/2038	266,519
Royal Bank of Scotland Group PLC	3M Euro LIBOR + 1.08%	250,000	EUR	1.7500	+	3/2/2026	293,682
UBS Group Funding Switzerland AG		200,000	EUR	1.2500		9/1/2026	237,045
Westpac Banking Corp		500,000	EUR	0.3750		3/5/2023	565,511
							4,831,581
BEVERAGES - 2.2%
Anheuser-Busch InBev SA/NV		300,000	EUR	0.8750		3/17/2022	342,263
Heineken NV		200,000	EUR	3.5000		3/19/2024	257,899
Pernod Richard SA		200,000	EUR	1.5000		5/18/2026	240,723
							840,885
CHEMICALS - 1.5%
Air Liquide Finance SA		500,000	EUR	0.7500		6/13/2024	578,719

ELECTRIC - 4.6%
EDP Finance BV		250,000	EUR	1.5000		11/22/2027	300,902
Enel Finance International NV		200,000	EUR	1.9660		1/27/2025	243,537
Engie SA		300,000	EUR	2.3750		5/19/2026	386,038
Iberdrola Finanzas SA		200,000	EUR	1.0000		3/7/2025	233,885
innogy Finance BV		250,000	EUR	1.0000		4/13/2025	291,504
Orsted A/S		250,000	EUR	1.5000		11/26/2029	307,386
							1,763,252
ENGINEERING & CONSTRUCTION - 0.4%
Heathrow Funding Ltd.		100,000	GBP	7.1250		2/14/2024	157,851

FOOD - 0.6%
Danone SA		200,000	EUR	0.7090		11/3/2024	230,737

INSURANCE - 1.7%
Great-West Lifeco, Inc.		300,000	EUR	2.5000		4/18/2023	363,232
NN Group NV		250,000	EUR	1.6250		6/1/2027	304,717
							667,949
MULTI-NATIONAL - 0.7%
European Investment Bank		200,000	EUR	1.1250		9/15/2036	257,060

OIL & GAS - 1.0%
BG Energy Capital PLC		350,000	EUR	1.2500		11/21/2022	405,082

PHARMACEUTICALS - 1.1%
GlaxoSmithKline Capital PLC		350,000	EUR	1.2500		5/21/2026	417,701

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2019

		Principal			Maturity
Security	Variable Rate	Amount ($)		Interest Rate %	Date	Value
CORPORATE BONDS & NOTES - 28.9% (Continued)
REITS - 0.6%
Westfield America Management Ltd.		200,000	GBP	2.1250	3/30/2025	$265,147

TELECOMMUNICATIONS - 1.4%
Deutsche Telekom International Finance BV		250,000	EUR	0.6250	4/3/2023	285,008
Orange SA		200,000	EUR	2.0000	1/15/2029	254,941
						539,949
WATER - 0.6%
Veolia Environnement SA		200,000	EUR	1.4960	11/30/2026	243,976

TOTAL CORPORATE BONDS & NOTES (Cost - $11,018,827)						11,199,889

FOREIGN GOVERNMENT BONDS - 67.8%
Australia Government Bond		700,000	AUD	2.7500	11/21/2029	555,907
Brazilian Government International Bond		200,000	USD	4.6250	1/13/2028	214,356
Canadian Government Bond		105,000	CAD	5.0000	6/1/2037	121,806
Colombia Government International Bond		200,000	EUR	3.8750	3/22/2026	265,804
Dominican Republic International Bond		150,000	USD	6.0000	7/19/2028	166,314
French Republic Government Bond OAT		750,000	EUR	0.5000	5/25/2029	888,676
French Republic Government Bond OAT		70,000	EUR	1.2500	5/25/2034	90,391
French Republic Government Bond OAT		290,000	EUR	4.5000	4/25/2041	596,139
French Republic Government Bond OAT - 144A		50,000	EUR	2.0000	5/25/2048	75,630
Hungary Government International Bond		400,000	USD	5.3750	3/25/2024	450,761
Indonesia Government International Bond - 144A		400,000	EUR	2.1500	7/18/2024	476,752
Indonesia Treasury Bond		5,400,000,000	IDR	7.0000	5/15/2027	390,853
Indonesia Treasury Bond		6,800,000,000	IDR	6.1250	5/15/2028	463,430
Ireland Government Bond		130,000	EUR	5.4000	3/13/2025	189,715
Ireland Government Bond		50,000	EUR	0.9000	5/15/2028	60,511
Ireland Government Bond		130,000	EUR	1.3000	5/15/2033	164,325
Italy Buoni Poliennali Del Tesoro		250,000	EUR	1.0000	7/15/2022	286,646
Italy Buoni Poliennali Del Tesoro		240,000	EUR	4.5000	3/1/2024	316,509
Italy Buoni Poliennali Del Tesoro		255,000	EUR	3.7500	9/1/2024	330,721
Italy Buoni Poliennali Del Tesoro		750,000	EUR	2.8000	12/1/2028	980,154
Italy Buoni Poliennali Del Tesoro		50,000	EUR	3.0000	8/1/2029	66,560
Italy Buoni Poliennali Del Tesoro - 144A		235,000	EUR	5.0000	9/1/2040	407,750
Japan Government Forty Year Bond		9,850,000	JPY	0.8000	3/20/2058	103,412
Japan Government Ten Year Bond		179,000,000	JPY	0.1000	6/20/2026	1,696,314
Japan Government Ten Year Bond		30,450,000	JPY	0.1000	12/20/2028	289,255
Japan Government Ten Year Bond		20,000,000	JPY	0.1000	6/20/2029	189,642
Japan Government Thirty Year Bond		93,850,000	JPY	2.0000	9/20/2041	1,187,556
Japan Government Thirty Year Bond		53,450,000	JPY	1.5000	3/20/2045	636,956
Japan Government Thirty Year Bond		53,800,000	JPY	0.5000	9/20/2046	517,157
Japan Government Twenty Year Bond		180,600,000	JPY	1.9000	9/20/2023	1,810,702
Japan Government Twenty Year Bond		108,300,000	JPY	2.1000	12/20/2027	1,195,676
Japan Government Twenty Year Bond		122,150,000	JPY	1.7000	9/20/2033	1,390,463
Japan Government Twenty Year Bond		24,800,000	JPY	1.5000	6/20/2034	277,483
Japan Government Twenty Year Bond		9,800,000	JPY	0.7000	9/20/2038	98,931
Kazakhstan Government International Bond		400,000	USD	5.1250	7/21/2025	454,292
Kingdom of Belgium Government Bond - 144A		130,000	EUR	5.0000	3/28/2035	249,877
Korea Treasury Bond		890,000,000	KRW	2.3750	12/10/2028	806,299
Mexican Bonos		3,270,000	MXN	5.7500	3/5/2026	162,043
Mexican Bonos		21,000,000	MXN	8.5000	5/31/2029	1,228,279
Mexico Government International Bond		100,000	EUR	1.6250	4/8/2026	116,698
New Zealand Government Bond		1,350,000	NZD	1.5000	5/15/2031	869,417
Portugal Obrigacoes do Tesouro OT - 144A		100,000	EUR	4.1250	4/14/2027	145,552
Province of British Columbia Canada		150,000	CAD	3.2000	6/18/2044	132,013
Province of Ontario Canada		250,000	CAD	2.8000	6/2/2048	205,444

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2019

		Principal				Maturity
Security	Variable Rate	Amount ($)		Interest Rate %		Date	Value
FOREIGN GOVERNMENT BONDS - 67.8% (Continued)
Qatar Government International Bond - 144A		350,000	USD	4.0000		3/14/2029	$388,966
Republic of Austria Government Bond - 144A		190,000	EUR	2.4000		5/23/2034	282,898
Republic of Austria Government Bond - 144A		150,000	EUR	1.5000		2/20/2047	213,946
Russian Federal Bond - OFZ		41,500,000	RUB	6.9000		5/23/2029	672,074
Spain Government Bond		300,000	EUR	0.4000		4/30/2022	341,500
Spain Government Bond - 144A		600,000	EUR	1.4500		4/30/2029	747,452
Spain Government Bond - 144A		250,000	EUR	1.9500		7/30/2030	327,688
Spain Government Bond - 144A		140,000	EUR	4.2000		1/31/2037	246,218
United Kingdom Gilt		350,000	GBP	4.2500		6/7/2032	643,309
United Kingdom Gilt		185,000	GBP	4.5000		12/7/2042	405,881
United Kingdom Gilt		125,000	GBP	3.2500		1/22/2044	234,598
United Kingdom Gilt		70,000	GBP	4.2500		12/7/2055	176,920
United Kingdom Gilt		20,000	GBP	4.0000		1/22/2060	51,054
United Kingdom Gilt		70,000	GBP	3.5000		7/22/2068	175,850
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $25,136,912)							26,231,525

WHOLE LOAN COLLATERAL - 0.9%
Bankinter 10 FTA	3M Euro LIBOR + 0.16%	80,843	EUR	0.0001	+	6/21/2043	90,104
Dutch Property Finance 2017-1 BV	3M Euro LIBOR + 0.68%	201,233	EUR	0.2760	+	1/28/2048	225,180
Fondo de Titulizacion de Activos Santander Hipotecario 2	3M Euro LIBOR + 0.15%	34,937	EUR	0.0001	+	1/18/2049	38,633
TOTAL WHOLE LOAN COLLATERAL (Cost - $354,909)							353,917

TOTAL INVESTMENTS - 97.6% (Cost - $36,510,648)							$37,785,331
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.4%							940,866
NET ASSETS - 100.0%							$38,726,197

AUD - Australian Dollar	GBP - United Kingdom Pound	KRW - South Korean Won	RUB - Russian Ruble

CAD - Canadian Dollar	IDR - Indonesian Rupiah	MXN - Mexican Peso	USD - US Dollar

EUR - Euro	JPY - Japanese Yen	NZD - New Zealand Dollar

+	Variable rate security. Interest rate is as of October 31, 2019.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $3,562,729 or 9.20% of net assets.

					Unrealized
					Appreciation
Futures Contracts *	Counterparty	Contracts	Notional	Expiration	(Depreciation)
LONG FUTURES CONTRACTS - (0.2)%
Canadian 10 Year Bond Future	Credit Suisse	8	$864,549	12/18/2019	$(18,399)
EURO-BOBL Future	Credit Suisse	5	750,945	12/6/2019	(7,760)
EURO-BUXL 30 Year Bond Future	Credit Suisse	3	702,726	12/6/2019	(39,221)
Long Gilt Future	Credit Suisse	6	1,031,370	12/27/2019	(7,244)
NET UNREALIZED LOSS FROM FUTURES CONTRACTS PURCHASED					(72,624)

SHORT FUTURES CONTRACTS - 0.2%
EURO-BUND Future	Credit Suisse	(1)	(125,031)	12/6/2019	669
EURO-SCHATZ Future	Credit Suisse	(23)	(4,407,358)	12/6/2019	86,748
NET UNREALIZED GAIN FROM FUTURES CONTRACTS SOLD					87,417

NET UNREALIZED GAIN FROM FUTURES CONTRACTS					$14,793

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based.

While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments. Instrument is non-income producing.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2019

Portfolio Composition ** - (Unaudited)
Japan	24.9%	Mexico	4.0%
France	11.8%	Australia	3.7%
Britain	8.5%	Indonesia	3.5%
Netherlands	7.7%	Germany	2.5%
Italy	6.3%	Other Countries	21.1%
Spain	6.0%	Total	100.00%

**	Based on total value of investments as of October 31, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Opportunity Bond Fund (Continued)
October 31, 2019

As of October 31, 2019 the following Forward Foreign Currency Exchange Contracts were open:

Forward Foreign Currency Exchange Contracts

								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Purchased		Market Value		(Depreciation)
To Sell USD and To Buy:
Australian Dollar		12/10/2019	Barclays	$1,828,952		$1,261,308		$2,815
British Pound		12/10/2019	Citigroup	860,785		1,115,190		50,847
Canadian Dollar		12/10/2019	Citigroup	1,311,900		998,262		277
Euro		12/10/2019	Barclays	179,318		200,550		4,097
Euro		12/10/2019	Citigroup	1,065,591		1,191,762		11,657
Japanese Yen		12/10/2019	Barclays	249,131,630		2,309,738		(33,337)
Japanese Yen		12/10/2019	Citigroup	21,599,104		200,249		(185)
New Zealand Dollar		12/10/2019	Citigroup	831,747		533,755		4,579
Norwegian Krone		12/10/2019	Barclays	3,486,000		379,769		(4,703)
Brazilian Real		1/15/2020	Barclays	3,284,000		814,719		14,214
China Yuan Renminbi		1/15/2020	Barclays	2,613,000		370,150		4,431
China Yuan Renminbi		1/15/2020	Citigroup	7,898,000		1,118,808		13,713
Czech Koruna		1/15/2020	Citigroup	1,121,861		49,144		1,221
Hungary Forint		1/15/2020	Citigroup	14,302,000		48,822		1,476
Indonesian Rupiah		1/15/2020	Barclays	745,626,000		52,724		726
Polish Zloty		1/15/2020	Barclays	421,790		110,621		3,404
Polish Zloty		1/15/2020	Citigroup	150,000		39,340		1,221
Singapore Dollar		1/15/2020	Barclays	165,000		121,336		1,593
South Korean Won		1/15/2020	Barclays	160,835,552		138,512		3,544
Thai Baht		1/15/2020	Citigroup	6,706,000		222,284		1,907
								$83,497

								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Sold		Market Value		(Depreciation)
To Buy USD and To Sell:
Australian Dollar		12/10/2019	Barclays	$(826,889)		$(570,251)		$(16,293)
Australian Dollar		12/10/2019	Citigroup	(9,712)		(6,698)		(15)
British Pound		12/10/2019	Barclays	(78,077)		(101,153)		(5,153)
British Pound		12/10/2019	Citigroup	(256,629)		(332,475)		(15,852)
Canadian Dollar		12/10/2019	Barclays	(1,107,351)		(842,614)		(4,014)
Euro		12/10/2019	Barclays	(1,163,495)		(1,301,258)		(9,825)
Euro		12/10/2019	Citigroup	(321,604)		(359,683)		(5,601)
Japanese Yen		12/10/2019	Barclays	(13,471,366)		(124,895)		1,525
Japanese Yen		12/10/2019	Citigroup	(79,238,081)		(734,628)		8,991
New Zealand Dollar		12/10/2019	Citigroup	(712,589)		(457,288)		2,160
Brazilian Real		1/15/2020	Barclays	(1,615,000)		(400,661)		232
Brazilian Real		1/15/2020	Citigroup	(1,669,000)		(414,058)		(6,099)
Mexican Peso		1/15/2020	Barclays	(23,014,222)		(1,187,070)		(26,583)
Russian Ruble		1/15/2020	Barclays	(34,943,311)		(540,016)		(8,517)
South Korean Won		1/15/2020	Barclays	(111,384,000)		(95,924)		(581)
Thai Baht		1/15/2020	Citigroup	(6,706,000)		(222,284)		(1,772)
								$(87,397)

				Local Currency	Local Currency	U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Amount Purchased	Amount Purchased	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Buy	Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
British Pound	Euro	12/10/2019	Barclays	$358,176	$(399,320)	$464,035	$(446,602)	$17,433
Danish Krone	Euro	12/10/2019	Citigroup	1,012,185	(135,703)	151,587	(151,771)	(183)
Euro	New Zealand Dollar	12/10/2019	Citigroup	68,390	(119,158)	76,488	(76,467)	21
Euro	New Zealand Dollar	12/10/2019	Citigroup	736,760	(1,285,858)	823,996	(825,171)	(1,176)
Norwegian Krone	Euro	12/10/2019	Barclays	4,176,176	(420,541)	454,958	(470,335)	(15,378)
Swedish Krona	Euro	12/10/2019	Barclays	2,842,384	(266,610)	295,639	(298,178)	(2,539)
Swiss Franc	Euro	12/10/2019	Citigroup	34,922	(31,999)	35,491	(35,788)	(297)
Swiss Franc	Euro	12/10/2019	Barclays	368,295	(337,469)	374,294	(377,427)	(3,133)
								$(5,252)

Net Unrealized Loss on Forward Foreign Currency Exchange Contracts								$(9,152)

See accompanying notes to financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild & Co. Asset Management US Inc.)

Asset Class Recap

As U.S. equities began the fiscal year with a downturn, and generally experienced some volatility mid-year, large cap value stocks, as measured by the Russell 1000 Value Index, were no exception. During the fiscal year, large cap value stocks declined along with their U.S. equity peers early in the 12-month period, declining nearly 12 percent before oscillating in an overall positive trajectory to end the fiscal year up 11.2 percent. Perspectives on interest rates and energy prices generally provided the greatest impacts on some of the most prominent large cap value sectors. As investor reactions to headlines tended to be binary and somewhat dramatic in regard to magnitude, it made navigating the large cap value space precarious during the fiscal year.

Allocation Review

The financial services sector is the largest sector allocation in the large cap value space, comprising 29 percent of the benchmark index. The Fund had a 2 percent underweight to the sector during the fiscal year, which generally detracted from performance as the sector increased 13.4 percent during the 12-month period. The performance dispersion across sectors during the fiscal year was significant, even when excluding the highest and lowest performing sectors. During the fiscal year, the highest performing sector was the technology sector, up 23.3 percent, and the worst performing sector was the energy sector, down 12.4 percent. The Fund generally benefitted from this particular dispersion, as the Fund’s largest overweight was to the technology sector and had an inline allocation to the energy sector. The Fund’s largest underweight was to the consumer discretionary sector, which generally performed inline with the benchmark index. Therefore, these overweights and underweights in aggregate proved to be a positive attribution to relative Fund performance during the fiscal year.

Holdings Insights

A common theme throughout the year was that the sector overweights and underweights provided far less impact to overall Fund performance when c ompared to the effect of security selection. For example, one of the best performing sectors on a relative basis for the Fund was the energy sector, since the Sub-Adviser’s stock selection avoided nearly one-third of the energy sector’s decline. Holdings such as Marathon Petroleum Corp. (MPC) (holding weight*: 1.12 percent), an oil refiner with a nationwide network of branded gas stations, and Phillips 66 (PSX) (holding weight*: 1.24 percent), a global refiner and producer of specialty products such as petroleum-based lubricants, were each positive relative contributors in the Fund’s energy allocation during the fiscal year. Although MPC declined 5.6 percent during the fiscal year, this negative return was only half of the downturn experienced by the sector as a whole. PSX bucked the sector’s negative trend, increasing 17.8 percent over the 12-month period. The Fund’s largest energy holding, Chevron Corp. (CVX) (holding weight*: 2.24 percent), is also one of the largest energy positions in the index. During the fiscal year, CVX was also able to produce a positive result, as it increased 8.2 percent. The Sub-Adviser believes that some of the negative pressure on the energy space was attributable to investor concerns about the increasing political pressures against the future of shale production.

While utilities was the third-strongest performing sector during the fiscal year, the Sub-Adviser’s stock selection in the sector resulted in the utilities sector being one of the best performing sectors in the Fund. The Fund’s two largest holdings in the space were also the largest positions in the sector within the benchmark index. In addition, o ne of the two holdings was also the Fund’s strongest performer in the utilities sector. Verizon Communications Inc. (VZ) (holding weight*: 3.01 percent) increased 10.4 percent during the fiscal year, not even meeting half of the sector’s 21.5 per cent return. VZ was in negative return territory heading into the final months of the fiscal year, when its strength in the small and medium businesses wireline service provider market generally buoyed the stock in the final fiscal q uarter and it increased 10.5 percent. AT&T Inc. (T) (holding weight*: 2.75 percent) surged 33.4 percent during the same time 12-month period, making it the strongest performing utility stock in the Fund. T ’s significant rise during the fiscal year was partially attributable to activist investors pressuring company management to make better use of its historical acquisitions that have yet to live up to their full potential.

The materials & processing sector is one of the smallest sectors in the benchmark index. The Fund had a similar weighting to the sector. However, the materials & processing sector was the best performing sector in the Fund during the fiscal year, despite it being a below-average performer for the benchmark index. Two of the strongest performers in the sector, Air Products & Chemicals Inc. (APD) (holding weight*: 1.19 percent) and Owens Corning (OC) (holding weight*: 0.79 percent), produced returns over 30 percent during the fiscal year, contributing to the Fund’s extreme relative out performance. APD, a global distributor of gases and chemicals for industrial uses, declined 6.1 percent in the final fiscal quarter, but still finished the fiscal year up 41.4 percent. OC, a roofing, insulation, and fiber glass composites manufacturer, increased 6.0 percent in the final months of the fiscal year, raising its 12-month return to 31.9 percent.

Sub-Adviser Outlook

The Sub-Adviser believes that the current environment exhibits a higher amount of uncertainty and adverse conditions can appear quick ly due to the binary reactions of investors to both economic releases and political headlines. Therefore, the Sub-Adviser has attempted to reduce its exposures to areas it believes are most prone to these behaviors. The Sub-Adviser continues to be encouraged by the strong earnings releases and generally positive economic data. The Sub-Adviser remains focused on identifying companies with what it believes are attractive valuations relative to peers.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2019.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	11.37%	6.66%	10.33%
Class C	10.24%	5.60%	9.24%
Class A with load of 5.75%	4.62%	5.13%	9.40%
Class A without load	11.00%	6.39%	10.05%
Russell 1000 Value Index	11.21%	7.61%	11.96%
Morningstar Large Cap Value Category	9.57%	7.01%	10.64%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.30% for Class N, 2.30% for Class C and 1.55% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 98.0%
AEROSPACE/DEFENSE - 2.7%
Lockheed Martin Corp.	2,391	$900,642
Northrop Grumman Corp.	3,752	1,322,505
		2,223,147
AIRLINES - 1.4%
Delta Air Lines, Inc.	21,329	1,174,801

APPAREL - 0.9%
PVH Corp.	8,500	740,860

AUTO PARTS & EQUIPMENT - 0.5%
BorgWarner, Inc.	9,475	394,918

BANKS - 10.9%
Bank of America Corp.	90,394	2,826,620
JPMorgan Chase & Co.	27,882	3,483,019
State Street Corp.	16,036	1,059,499
SunTrust Banks, Inc.	16,147	1,103,486
Wells Fargo & Co.	12,023	620,748
		9,093,372
BEVERAGES - 1.8%
PepsiCo, Inc.	11,194	1,535,481

BIOTECHNOLOGY - 1.9%
Biogen, Inc. *	2,566	766,490
Gilead Sciences, Inc.	13,051	831,479
		1,597,969
BUILDING MATERIALS - 0.8%
Owens Corning	10,709	656,248

CHEMICALS - 2.6%
Air Products & Chemicals, Inc.	4,628	986,967
CF Industries Holdings, Inc.	11,333	513,952
Huntsman Corp.	31,779	703,269
		2,204,188
COMMERCIAL SERVICES - 1.3%
Quanta Services, Inc.	26,665	1,121,263

COSMETICS / PERSONAL CARE - 3.1%
Procter & Gamble Co.	20,941	2,607,364

DIVERSIFIED FINANCIAL SERVICES - 5.3%
American Express Co.	5,794	679,520
Charles Schwab Corp.	19,023	774,427
Discover Financial Services	15,112	1,212,889
E*TRADE Financial Corp.	17,702	739,767
Intercontinental Exchange, Inc.	11,038	1,041,104
		4,447,707
ELECTRIC - 5.5%
American Electric Power Co., Inc.	16,532	1,560,456
DTE Energy Co.	10,493	1,335,969
Xcel Energy, Inc.	26,089	1,656,912
		4,553,337
ELECTRONICS - 1.0%
Honeywell International, Inc.	5,021	867,277

ENVIRONMENTAL CONTROL - 1.2%
Waste Management, Inc.	8,636	969,046

FOOD - 2.0%
Mondelez International, Inc.	21,792	1,142,990
Tyson Foods, Inc.	5,939	491,690
		1,634,680
Security	Shares	Value
HEALTHCARE-PRODUCTS - 5.8%
Danaher Corp.	5,437	$749,328
Hill-Rom Holdings, Inc.	8,867	928,286
Medtronic PLC	18,587	2,024,124
Thermo Fisher Scientific, Inc.	3,845	1,161,113
		4,862,851
HEALTHCARE-SERVICES - 0.9%
UnitedHealth Group, Inc.	2,783	703,264

HOUSEHOLD PRODUCTS / WARES - 1.5%
Kimberly-Clark Corp.	9,524	1,265,549

INSURANCE - 6.0%
Allstate Corp.	7,241	770,587
Berkshire Hathaway, Inc. *	4,534	963,838
Hartford Financial Services Group, Inc.	21,391	1,220,998
Prudential Financial, Inc.	15,546	1,416,863
Travelers Cos., Inc.	5,035	659,887
		5,032,173
INTERNET - 1.0%
Alphabet, Inc. *	682	858,502

LEISURE TIME - 1.5%
Royal Caribbean Cruises Ltd.	11,433	1,244,253

MACHINERY- DIVERSIFIED - 1.1%
Caterpillar, Inc.	6,925	954,265

MEDIA - 4.7%
Comcast Corp.	40,986	1,836,992
Discovery, Inc. * ^	38,379	1,034,506
Walt Disney Co.	8,043	1,044,947
		3,916,445
MISCELLANEOUS MANUFACTURING - 1.6%
Ingersoll-Rand PLC	6,351	805,878
Textron, Inc.	12,041	554,970
		1,360,848
OIL & GAS - 7.9%
Chevron Corp.	16,051	1,864,163
ConocoPhillips	18,231	1,006,351
Diamondback Energy, Inc.	10,289	882,385
EOG Resources, Inc.	12,133	840,938
Marathon Petroleum Corp.	14,640	936,228
Phillips 66	8,857	1,034,675
		6,564,740
PHARMACEUTICALS - 4.5%
Cigna Corp.	4,470	797,716
Eli Lilly & Co.	6,523	743,296
Johnson & Johnson	7,684	1,014,595
Merck & Co., Inc.	13,866	1,201,628
		3,757,235
REITS - 5.2%
Alexandria Real Estate Equities, Inc.	3,208	509,270
AvalonBay Communities, Inc.	2,979	648,409
Boston Properties, Inc.	8,159	1,119,415
Equity LifeStyle Properties, Inc.	6,614	462,583
Highwoods Properties, Inc.	9,746	456,113
Prologis, Inc.	13,250	1,162,820
		4,358,610
RETAIL - 0.8%
Best Buy Co., Inc.	8,878	637,707

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 98.0% (Continued)
SEMICONDUCTORS - 3.7%
Broadcom, Inc.	4,476	$1,310,796
Intel Corp.	13,673	772,935
ON Semiconductor Corp. *	49,328	1,006,291
		3,090,022
SOFTWARE - 1.7%
Microsoft Corp.	5,018	719,431
Oracle Corp.	12,091	658,838
		1,378,269
TELECOMMUNICATIONS - 7.2%
AT&T, Inc.	59,564	$2,292,618
Cisco Systems, Inc.	25,397	1,206,611
Verizon Communications, Inc.	41,476	2,508,054
		6,007,283

TOTAL COMMON STOCKS (Cost - $64,119,604)		81,813,674
	Shares	Value
COLLATERAL FOR SECURITIES LOANED - 1.3%
HSBC US Government Money Market Fund - Class Institutional, 1.72% + #	52,600	$52,600
Morgan Stanley Institutional Liquidity Fund Prime Portfolio - Class Institutional, 1.94% + #	992,400	993,095
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,045,000)		1,045,695

TOTAL INVESTMENTS - 99.3% (Cost - $65,164,604)		$82,859,369
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%		613,357
NET ASSETS - 100.0%		$83,472,726

PLC - Public Limited Company

REITS - Real Estate Investment Trust

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $1,024,290 at October 31, 2019.

+	Variable rate security. Interest rate is as of October 31, 2019.

#	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Financial	27.7%	Utilities	5.5%
Consumer, Non-cyclical	23.0%	Technology	5.4%
Communications	13.0%	Consumer, Cyclical	5.1%
Industrial	8.5%	Basic Materials	2.7%
Energy	7.9%	Others	1.2%
		Total	100.0%

*	Based on total value of investments as of October 31, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

Echoing the third fiscal quarter’s modest 2.4 percent gain, large cap growth stocks, as measured by the Russell 1000 Growth Index, finished the final fiscal quarter up 2.0 percent. Although each of the previous two fiscal quarters commenced with a decline, the magnitude for the most recent fiscal quarter was nearly half that of the prior period. Much of the same headlines drove equity movements during the final fiscal quarter as the rest of the fiscal year, such as politics, trade war concerns, and interest rate rhetoric contended with corporate earnings and economic releases. The modest finish to the fiscal year resulted in large cap growth stocks finishing more than 5 percent ahead of the next closest domestic asset category for the entire 12-month period. Large cap growth’s 17.1 percent return during the fiscal year dwarfed its small cap counterparts, which failed to break into double-digits and was 5.9 percent ahead of its large cap value peers.

Allocation Review

The Sub-Adviser remains focused on identifying what it believes are the best growth stocks. The resulting sector and industry allocation is solely representative of where the Sub-Adviser’s top picks resided. Despite being inline or even overweight the technology sector for much of the fiscal year, the Fund finished the fiscal year with a slight underweight to the sector. In general, this difference in exposure had little impact on relative performance. The Fund continued to have a large overweight to the financial services and health care sectors, with the largest underweight to the producer durables sector, to which the Fund has zero exposure. The best performing sectors during the fiscal year were the financial services and materials & processing sectors, while the worst performer was the energy sector. Not only was the energy sector the worst performer, down 18.1 percent, it was also the only negative sector in the benchmark index. The Fund did not have any holdings in the energy sector during the fiscal year.

Holdings Insights

Given the concentrated nature of the Fund, the vast majority of relative performance was explained by stock selection rather than sector allocation. Therefore, although the technology sector was the third-best performing sector for the benchmark index, it was one of the largest overall detractors for the Fund, underperforming by close to 2 percent. To clarify, any holding in the sector that did not perform above 19 percent for the 12-month period was effectively a “detractor.” Software as a service (SAAS) companies provided drastically diverse results, as Salesforce.com Inc. (CRM) (holding weight*: 5.01 percent), a customer relationship management software developer, increased 14.0 percent while Workday Inc. (WDAY) (holding weight*: 2.07 percent), a provider of cloud-based enterprise applications for managing financial and human capital resources, rose 21.9 percent. WDAY’s performance was substantially stronger before the final fiscal quarter stripped 18.9 percent from its fiscal year return. One of the strongest performers during the final fiscal quarter, NVIDIA Corp. (NVDA) (holding weight*: 2.91 percent), a designer of graphics processing units for the gaming and professional markets, surged 19.3 percent. However, NVDA was one of the poorest performers since it was added to the Fund during the fiscal year, posting an overall 1.7 percent gain. Its latest rebound was due to reporting strong earnings amid gains from some cryptocurrency problems that were resolved and some of its hyperscale clientele rebounded. As many computing-intensive companies, including hyperscalers, utilize graphics processing units for quick and simple computations, including cryp to currency mining, NVDA has been a net benefactor.

The Fund’s largest holdings during the fiscal year included Visa Inc. (V) (holding weight*: 7.13 percent) and Mastercard Inc. (MA) (holding weight*: 7.21 percent), two of the world’s largest consumer payment systems. Both V and MA finished the fiscal year ahead of the majority of their peers in the strong-performing financial services sector. As the financial services sector posted a 25.6 percent return, V and MA increased 30.6 percent and 40.8 percent, respectively. Experiencing a much greater dispersion during the fiscal year were Square Inc. (SQ) (holding weight*: 1.75 percent), a provider of card readers for smartphones and tablets for low-cost point-of-sale system solutions, and S&P Global Inc. (SPGI) (holding weight*: 2.53 percent), a ratings issuer, index provider, and mark et research service. As SQ has struggled to advance its utilization up-market and has seen additional competitors enter its marketplace, the guidance provided after its most recent earnings release worried investors and saw the stock plummet 23.6 percent during the last three months of the fiscal year. This decline resulted in SQ ending the fiscal year down 16.4 percent Conversely, SPGI has seen its profitable indexing business expand and revealed good earnings growth, which coincided with a 5.6 percent gain during the final fiscal quarter, locking in a 43.0 percent return for the fiscal year.

Sub-Adviser Outlook

The Sub-Adviser continues to focus on what it believes are the strongest growth stocks of our time, maintaining a concentrated allocation that requires only choosing those companies in which they have the highest conviction. It continues to believe that the stocks in the Fund not only have strong balance sheets, but also garner free cash flow even in a stressed U.S. economic environment. Therefore, the Sub-Adviser remains less concerned about temporary market downturns or shifts in momentum and is focused on the strong growth characteristics that led them to the concentrated group of stocks in the Fund.

*	Holdings percentage(s) of total investments as of 10/31/2019.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
			Annualized
		Annualized	Since Inception
	One Year	Five Years	(12/8/11)
Class N	17.19%	12.26%	13.46%
Class C	16.00%	11.14%	12.34%
Class A with load of 5.75%	10.11%	10.64%	12.33%
Class A without load	16.84%	11.96%	13.17%
Russell 1000 Growth Index	17.10%	13.43%	16.00%
Morningstar Large Cap Growth Category	14.45%	10.87%	13.92%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.30% for Class N, 2.30% for Class C and 1.55% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 98.3%
BIOTECHNOLOGY - 3.5%
Illumina, Inc. *	12,667	$3,743,352

COMMERCIAL SERVICES - 11.5%
Global Payments, Inc.	6,615	1,119,126
PayPal Holdings, Inc. *	39,935	4,157,234
S&P Global, Inc.	10,511	2,711,733
Square, Inc. *	30,579	1,878,468
TransUnion	29,372	2,426,715
		12,293,276
DIVERSIFIED FINANCIAL SERVICES - 14.3%
Mastercard, Inc.	27,970	7,742,376
Visa, Inc.	42,786	7,652,704
		15,395,080
HEALTHCARE-PRODUCTS - 9.4%
Align Technology, Inc. *	7,422	1,872,496
Edwards Lifesciences Corp. *	17,803	4,243,879
Intuitive Surgical, Inc. *	7,093	3,922,074
		10,038,449
INTERNET - 18.4%
Alibaba Group Holding Ltd. - ADR *	12,684	2,240,882
Alphabet, Inc. *	3,313	4,174,744
Amazon.com, Inc. *	4,185	7,435,322
Facebook, Inc. *	17,644	3,381,473
MercadoLibre, Inc. *	3,075	1,603,674
Zendesk, Inc. *	12,000	847,800
		19,683,895
PHARMACEUTICALS - 1.9%
DexCom, Inc. *	13,479	2,079,001

RETAIL - 6.4%
Burlington Stores, Inc. *	22,755	4,372,828
Ulta Beauty, Inc. *	10,548	2,459,266
		6,832,094
SEMICONDUCTORS - 2.9%
NVIDIA Corp.	15,524	3,120,635

SOFTWARE - 30.0%
Adobe, Inc. *	11,700	3,251,781
Autodesk, Inc. *	27,512	4,054,168
Microsoft Corp.	44,638	6,399,750
Salesforce.com, Inc. *	34,367	5,378,092
ServiceNow, Inc. *	17,566	4,343,369
Splunk, Inc. *	18,086	2,169,597
Veeva Systems, Inc. *	26,088	3,700,061
Workday, Inc. *	17,888	2,900,718
		32,197,536

TOTAL COMMON STOCKS (Cost - $59,529,708)		105,383,318

TOTAL INVESTMENTS - 98.3% (Cost - $59,529,708)		$105,383,318
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%		1,775,709
NET ASSETS - 100.0%		$107,159,027

ADR - American Depositary Receipt.

*	Non-Income producing security.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund (Continued)
October 31, 2019

Portfolio Composition * - (Unaudited)
Technology	33.5%	Financial	14.6%
Consumer, Non-Cyclical	26.7%	Consumer, Cyclical	6.5%
Communications	18.7%	Total	100.0%

*	Based on total value of investments as of October 31, 2019.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), gained 11.27 percent during the year ending October 31, 2019 (the “fiscal year”). Across sectors, gains were led by information technology, utilities, and real estate.

The best performing developed market countries as measured by the Index during the fiscal year were New Zealand, up 24.47 percent, and the Netherlands, up 21.93 percent. The worst performing developed market countries were Israel, down 7.04 percent, and Austria, down 2.84 percent. The best performing emerging market countries during the fiscal year as measured by the Index were Russia, up 31.16 percent, and Greece, up 30.17 percent. The worst performing emerging market countries were Argentina, down 19.60 percent, and Chile, down 10.10 percent.

Allocation Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing the most to returns relative to the Index during the fiscal year were: The UK, mainly due to an underweight to energy, along with positive selection and an underweight to financials; and Russia, mainly due to an overweight and positive selection within energy. Countries contributing the most to underperformance relative to the Index included: China, primarily due to overweights and negative selection within energy and financials, along with an underweight and negative selection within consumer discretionary; and Australia, primarily due to negative selection within real estate, along with an overweight to health care.

Sectors contributing the most to returns relative to the Index during the fiscal year included: Information technology, primarily due to overweights and positive selection within Canada, France, Japan, and South Korea; and health care, primarily due to overweights and positive selection within Switzerland and the UK. Sectors contributing the most to underperformance relative to the Index included: consumer discretionary, mainly due to underweights and negative selection within China and France; and energy, mainly due to an overweight and negative selection within China.

Holdings Insights

Stocks contributing the most to returns relative to the Index during the fiscal year included: Enel SpA (ENEL IM) (holding weight*: 1.52 percent), an Italian utilities company; Roche Holding AG (ROG SW) (holding weight*: 2.55 percent), a Swiss health care company; Shopify Inc. (SHOP) (holding weight**: 0.33 percent), a Canadian information technology company. Stocks contributing the most to underperformance relative to the Index included: China Petroleum & Chemical (386 HK) (holding weight*: 0.68 percent), a Chinese energy company; PetroChina Co. Ltd. (PTR) (holding weight*: 0.31 percent), a Chinese energy company; Eni SpA (ENI IM) (holding weight*: 0.16 percent), an Italian energy company.

Sub-Adviser Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performe d quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2019.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	7.08%	3.30%	5.59%
Class C	5.96%	2.26%	4.53%
Class A with load of 5.75%	0.61%	1.81%	4.70%
Class A without load	6.78%	3.03%	5.32%
MSCI All Country World ex US Index (net)	11.27%	3.82%	4.94%
Morningstar Foreign Large Cap Blend Category	10.18%	3.64%	5.09%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.67% for Class N, 2.67% for Class C and 1.92% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 98.6%
AEROSPACE / DEFENSE - 1.3%
Airbus SE	3,634	$521,492
CAE, Inc.	6,400	160,834
Kawasaki Heavy Industries Ltd.	20,400	489,045
Leonardo SpA	7,050	81,930
Rolls-Royce Holdings PLC - ADR	9,506	88,406
Safran SA	1,991	315,454
		1,657,161
AGRICULTURE - 0.1%
Imperial Brands PLC	6,138	134,500

AIRLINES - 0.6%
Deutsche Lufthansa AG	23,170	401,505
International Consolidated Airlines Group SA - ADR	3,800	52,136
Qantas Airways Ltd.	74,134	327,715
Turk Hava Yollari AO *	1	2
		781,358
APPAREL - 1.8%
adidas AG	3,228	998,176
Burberry Group PLC - ADR	11,558	312,066
Gildan Activewear, Inc. ^	8,236	210,265
Kering SA	1,154	656,829
Pou Chen Corp. *	92,000	122,998
		2,300,334
AUTO MANUFACTURERS - 1.5%
Fiat Chrysler Automobiles NV	34,594	537,026
Hino Motors Ltd.	12,300	116,164
Kia Motors Corp.	11,634	425,192
Porsche Automobil Holding SE - ADR	21,800	159,358
Porsche Automobil Holding SE	3,193	235,177
Renault SA	3,188	162,827
Volkswagen AG	1,650	312,015
		1,947,759
AUTO PARTS & EQUIPMENT - 2.3%
Cie Generale des Etablissements Michelin SCA	1,588	193,411
Continental AG	4,015	537,942
Faurecia SE	7,765	362,493
Hankook Tire Co., Ltd. *	7,314	195,029
Hyundai Mobis Co., Ltd.	553	112,775
Magna International, Inc.	19,482	1,047,547
Schaeffler AG	12,065	101,810
Weichai Power Co., Ltd.	61,000	95,994
Yokohama Rubber Co., Ltd.	13,900	310,129
		2,957,130
BANKS - 5.4%
Agricultural Bank of China Ltd.	1,016,000	417,995
Akbank T.A.S. *	0	—
Alpha Bank AE *	25,659	54,768
Banco do Brasil SA *	25,300	302,574
Banco Santander SA *	46,741	185,652
Bank of China Ltd. - ADR	1,468	14,878
Bank of China Ltd.	1,784,000	727,326
Bank of Communications Co., Ltd.	384,000	262,193
Bank of Zhengzhou Co., Ltd.	270,000	90,504
Bank Pan Indonesia Tbk PT *	263,200	25,193
BNP Paribas SA	3,158	165,088
China CITIC Bank Corp Ltd.	397,000	230,074
China Everbright Bank Co., Ltd.	475,000	218,531
China Merchants Bank Co Ltd	83,000	395,758
China Minsheng Banking Corp Ltd.	288,500	201,752
Erste Group Bank AG - ADR	5,100	89,668
Security	Shares	Value
BANKS - 5.4% (Continued)
Eurobank Ergasias SA *	56,951	$57,751
Fukuoka Financial Group, Inc. *	10,700	206,048
Grupo Elektra SAB DE CV *	756	55,107
Grupo Financiero Banorte SAB de CV	67,000	83,628
Industrial & Commercial Bank of China Ltd. - ADR	16,287	231,601
Industrial & Commercial Bank of China Ltd.	815,000	583,730
Mediobanca Banca di Credito Finanziario SpA	27,046	321,714
National Bank of Greece SA *	83,517	283,329
Sberbank of Russia PJSC - ADR *	38,755	569,699
Societe Generale SA	9,676	275,262
Turkiye Garanti Bankasi AS *	66,475	106,938
Turkiye Is Bankasi AS *	81,167	82,315
Turkiye Vakiflar Bankasi TAO *	555,336	421,500
UniCredit SpA	26,976	342,354
VTB Bank PJSC - ADR	7,196	9,563
Yapi ve Kredi Bankasi AS *	184,313	73,490
		7,085,983
BEVERAGES - 1.1%
Carlsberg A/S	3,075	433,242
Coca-Cola HBC AG	3,121	96,376
Diageo PLC - ADR	3,139	514,388
Tsingtao Brewery Co., Ltd.	60,000	347,623
		1,391,629
BUILDING MATERIALS - 0.2%
Asia Cement Corp.	73,000	103,049
Cie de Saint-Gobain	4,573	186,307
		289,356
CHEMICALS - 1.8%
Akzo Nobel NV	4,336	399,877
Covestro AG	7,604	365,274
Hanwha Chemical Corp. *	6,809	95,273
KCC Corp.	920	178,570
Koninklijke DSM NV	1,924	228,428
Nitto Denko Corp.	3,200	176,854
Shin-Etsu Chemical Co., Ltd. - ADR	1,100	30,690
Shin-Etsu Chemical Co., Ltd.	6,800	757,402
Showa Denko KK	3,100	86,884
		2,319,252
COAL - 0.2%
China Shenhua Energy Co., Ltd. - ADR	7,400	59,274
China Shenhua Energy Co., Ltd.	70,500	143,149
Indo Tambangraya Megah Tbk PT	53,100	50,284
		252,707
COMMERCIAL SERVICES - 3.1%
Adyen NV *	211	148,594
Amadeus IT Group SA	3,526	260,930
Ashtead Group PLC	11,360	345,504
Benesse Holdings, Inc. *	16,600	443,906
Brambles Ltd. - ADR	12,000	197,640
Brambles Ltd.	25,057	207,027
CCR SA *	35,000	144,729
China Conch Venture Holdings Ltd.	37,000	144,744
Cielo SA	48,300	90,238
Experian PLC	20,616	649,167
Guangdong Provincial Expressway Development Co., Ltd. *	92,100	67,641
Recruit Holdings Co., Ltd.	18,000	597,576
RELX PLC	8,912	214,336
RELX PLC	18,172	437,410
Sichuan Expressway Co., Ltd.	400,000	116,701
		4,066,143

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 98.6% (Continued)
COMPUTERS - 3.3%
Advantech Co., Ltd. *	12,000	$118,558
CGI, Inc. *	7,890	613,211
Check Point Software Technologies Ltd. * ^	2,581	290,130
Chicony Electronics Co., Ltd. *	144,000	447,371
Compal Electronics, Inc.	276,000	164,763
Computershare Ltd.	25,961	283,212
CyberArk Software Ltd. *	2,200	223,476
Eastern Communications Co., Ltd. *	205,700	110,255
Fujitsu Ltd.	6,700	593,183
Itochu Techno-Solutions Corp.	600	16,141
Lenovo Group Ltd. - ADR	4,300	59,340
NTT Data Corp.	28,900	379,078
Obic Co., Ltd.	1,100	137,579
Otsuka Corp. *	6,600	265,816
Phison Electronics Corp. *	25,000	227,322
Quanta Computer, Inc.	196,000	375,983
		4,305,418
COSMETICS / PERSONAL CARE - 2.1%
Kao Corp.	4,900	393,534
L’Oreal SA	2,925	854,550
Unilever NV	20,683	1,222,889
Unilever PLC	4,648	278,028
		2,749,001
DISTRIBUTION / WHOLESALE - 0.7%
Ferguson PLC - ADR	30,400	257,488
Hanwha Corp. *	12,423	253,262
Marubeni Corp.	9,000	63,275
Sumitomo Corp.	9,900	160,629
Toyota Tsusho Corp.	5,700	196,432
		931,086
DIVERSIFIED FINANCIAL SERVICES - 2.9%
ASX Ltd.	9,208	522,360
B3 SA - Brasil Bolsa Balcao	35,500	428,098
BNK Financial Group, Inc.	31,712	189,396
China Merchants Securities Co., Ltd.	39,600	44,817
CI Financial Corp.	2,554	37,251
CSC Financial Co., Ltd.	70,000	48,532
Deutsche Boerse AG	3,126	484,244
Far East Horizon Ltd.	233,000	220,542
GF Securities Co Ltd.	80,600	83,924
Haitong Securities Co., Ltd.	268,400	273,951
Hana Financial Group, Inc.	10,225	296,040
Hargreaves Lansdown PLC	7,275	166,884
Investec Ltd. *	42,643	243,058
Magellan Financial Group Ltd.	11,352	376,304
Yuanta Financial Holding Co., Ltd. *	498,000	311,235
		3,726,636
ELECTRIC - 3.2%
AGL Energy Ltd.	6,818	93,016
Centrais Eletricas Brasileiras SA *	11,400	112,739
Chubu Electric Power Co., Inc.	3,500	52,627
E.ON SE	17,060	172,095
Enel Americas SA	1,507,008	281,667
Enel Chile SA	829,780	68,295
Enel SpA *	254,343	1,971,872
Engie Brasil Energia SA	32,500	364,313
Engie SA - ADR	6,379	107,040
Iberdrola SA	50,363	517,844
Interconexion Electrica SA ESP	41,129	237,394
Kansai Electric Power Co., Inc.	2,400	27,969
Terna Rete Elettrica Nazionale SpA	31,819	210,371
		4,217,242
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Brother Industries Ltd.	10,100	189,618
Delta Electronics, Inc. *	76,000	333,677
Dongfang Electric Corp., Ltd.	107,800	60,705
		584,000
ELECTRONICS - 2.7%
Hitachi High-Technologies Corp.	3,300	205,094
Hoya Corp.	10,600	935,802
Kyocera Corp.	11,600	760,230
Security	Shares	Value
ELECTRONICS - 2.7% (Continued)
LG Display Co., Ltd. *	11,340	$132,928
Omron Corp.	7,000	409,077
TDK Corp.	4,000	394,275
Yokogawa Electric Corp.	34,700	635,129
		3,472,535
ENERGY-ALTERNATE SOURCES - 0.2%
Xinyi Solar Holdings Ltd.	372,000	210,147

ENGINEERING & CONSTRUCTION - 0.4%
ACS Actividades de Construccion y Servicios SA	7,566	307,111
China Communications Services Corp., Ltd.	80,000	49,391
Enka Insaat ve Sanayi AS	1	1
Sydney Airport	26,607	161,050
		517,553
ENTERTAINMENT - 0.5%
Aristocrat Leisure Ltd.	29,681	646,820
Astro Malaysia Holdings Bhd	149,500	48,330
		695,150
FOOD - 3.1%
Associated British Foods PLC - ADR	11,300	329,621
CJ CheilJedang Corp. *	362	30,413
Coles Group Ltd.	43,616	451,115
JBS SA *	87,700	618,033
Nestle SA	11,877	1,270,296
NH Foods Ltd.	2,900	121,716
Want Want China Holdings Ltd.	350,000	294,777
WH Group Ltd.	167,500	176,764
Woolworths Group Ltd.	26,512	683,246
		3,975,981
FOOD SERVICE - 0.3%
Compass Group PLC - ADR	16,490	438,634

FOREST PRODUCTS & PAPER- 0.1%
Shandong Chenming Paper Holdings Ltd. *	168,900	67,599

GAS - 0.6%
Grupo Energia Bogota SA ESP	289,184	186,174
National Grid PLC - ADR ^	4,852	283,211
Naturgy Energy Group SA	12,697	346,040
		815,425
HAND / MACHINE TOOLS - 0.3%
Disco Corp.	800	174,404
Techtronic Industries Co., Ltd. - ADR	5,200	203,632
		378,036
HEALTHCARE - PRODUCTS - 1.8%
Cochlear Ltd.	849	123,789
Getinge AB	12,450	213,325
Koninklijke Philips NV - ADR ^	1,300	57,070
Koninklijke Philips NV	25,356	1,112,822
Smith & Nephew PLC - ADR ^	3,925	169,639
Smith & Nephew PLC	27,710	594,215
Sonova Holding AG - ADR	1,170	53,621
		2,324,481
HEALTHCARE - SERVICES - 0.2%
ICON PLC *	1,400	205,660

HOLDING COMPANIES-DIVERSIFIED - 0.0%
Haci Omer Sabanci Holding AS *	1	1

HOME BUILDERS - 0.4%
Daiwa House Industry Co., Ltd.	4,700	161,626
Sekisui Chemical Co., Ltd.	16,900	294,351
Taylor Wimpey PLC	36,241	77,645
		533,622
HOME FURNISHINGS - 0.7%
Arcelik AS *	64,164	198,946
LG Electronics, Inc.	2,286	131,009
Nien Made Enterprise Co., Ltd.	16,000	145,138
Panasonic Corp.	57,700	484,417
		959,510

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 98.6% (Continued)
HOUSEHOLD PRODUCTS/WARES - 0.2%
Henkel AG & Co. KGaA	366	$35,227
Henkel AG & Co. KGaA	2,593	269,427
		304,654
INSURANCE - 8.1%
Aegon NV - ADR	54,233	234,287
Aegon NV	19,140	83,062
Allianz SE	8,507	2,078,257
Assicurazioni Generali SpA	30,414	616,914
Aviva PLC - ADR	18,700	203,643
AXA SA	30,706	813,082
BB Seguridade Participacoes SA	28,700	242,717
China Life Insurance Co., Ltd.	203,000	521,937
China Pacific Insurance Group Co., Ltd.	116,000	420,787
China Reinsurance Group Corp.	568,000	92,644
CNP Assurances	14,352	284,966
Dai-ichi Life Holdings, Inc.	17,800	289,821
Japan Post Holdings Co., Ltd.	27,900	255,828
Japan Post Insurance Co., Ltd.	16,700	263,176
Manulife Financial Corp.	25,792	480,247
Mapfre SA	63,895	178,387
MS&AD Insurance Group Holdings, Inc.	20,500	661,266
Muenchener Rueckversicherungs-Gesellschaft AG	1,737	482,760
NN Group NV	15,461	590,130
People’s Insurance Co. Group of China Ltd.	206,000	86,742
Sompo Holdings, Inc.	6,000	235,586
Sun Life Financial, Inc.	10,254	460,199
T&D Holdings, Inc.	12,000	133,511
Tokio Marine Holdings, Inc.	15,400	831,725
		10,541,674
INTERNET - 0.6%
Auto Trader Group PLC	48,367	352,049
SEEK Ltd.	11,618	181,716
Trend Micro, Inc.	4,800	242,019
		775,784
INVESTMENT COMPANIES - 0.2%
EXOR NV	1,160	88,958
Grupo de Inversiones Suramericana SA	6,016	55,167
Itausa - Investimentos Itau SA	50,738	173,154
		317,279
IRON / STEEL - 0.4%
Fortescue Metals Group Ltd. - ADR	14,700	177,135
Fortescue Metals Group Ltd	8,249	50,460
POSCO	1,122	203,582
Ternium SA - ADR	4,716	94,273
		525,450
LEISURE TIME - 0.5%
Carnival PLC	8,014	320,360
Giant Manufacturing Co., Ltd.	23,000	170,072
Yamaha Motor Co., Ltd.	7,100	140,549
		630,981
LODGING - 0.8%
Galaxy Entertainment Group Ltd.	11,000	75,725
Genting Malaysia Berhad *	604,800	463,874
Melco Resorts & Entertainment Ltd. - ADR ^	8,240	177,490
NagaCorp., Ltd.	66,000	119,901
Sands China Ltd. - ADR	2,300	113,666
Shanghai Jinjiang International Hotels Development Co., Ltd. *	48,300	88,582
		1,039,238
MACHINERY CONSTRUCTION & MINING - 1.1%
Doosan Fuel Cell Co., Ltd. *	2,769	13,804
Doosan Solus Co., Ltd. *	1,526	10,808
Hitachi Ltd. - ADR	1,793	133,686
Hitachi Ltd.	21,200	790,394
Mitsubishi Electric Corp.	16,500	235,492
Mitsubishi Heavy Industries Ltd.	5,000	202,132
		1,386,316
Security	Shares	Value
MACHINERY - DIVERSIFIED - 1.0%
Atlas Copco AB	13,464	$418,693
CNH Industrial NV	51,375	559,530
Doosan Corp.	828	48,191
Hexagon AB	5,836	299,455
Shanghai Mechanical and Electrical Industry Co., Ltd. *	16,300	24,580
		1,350,449
MEDIA - 0.8%
ProSiebenSat.1 Media SE - ADR	11,700	42,471
Thomson Reuters Corp.	5,000	336,300
Vivendi SA	21,438	597,185
Wolters Kluwer NV *	1,876	138,217
		1,114,173
MINING - 5.8%
Anglo American PLC	46,438	1,193,935
BHP Group Ltd. - ADR ^	9,825	480,541
BHP Group Ltd.	38,130	934,118
BHP Group PLC - ADR	8,300	352,086
BHP Group PLC	36,022	763,250
Glencore PLC - ADR	8,716	52,034
Glencore PLC	116,121	350,132
Lundin Mining Corp.	13,300	67,292
MMC Norilsk Nickel PJSC - ADR	3,591	99,471
Newcrest Mining Ltd.	15,245	332,580
Rio Tinto Ltd.	9,035	564,658
Rio Tinto PLC - ADR	29,192	1,518,276
Rio Tinto PLC	4,296	223,425
South32 Ltd.	26,158	45,748
Teck Resources Ltd.	19,452	308,130
Vale Indonesia Tbk PT *	1,189,300	314,015
		7,599,691
MISCELLANEOUS MANUFACTURING - 0.7%
China Railway Signal & Communication Corp., Ltd.	45,000	26,858
Siemens AG	7,652	883,320
		910,178
OFFICE / BUSINESS EQUIPMENT - 0.6%
FUJIFILM Holdings Corp.	12,400	543,809
Konica Minolta, Inc.	25,900	189,898
Seiko Epson Corp. - ADR	15,900	111,459
		845,166
OIL & GAS - 3.5%
China Petroleum & Chemical Corp.	1,550,000	881,405
CNOOC Ltd.	371,000	552,018
Eni SpA	13,571	205,950
Gazprom PJSC - ADR	30,800	246,785
Gazprom PJSC - ADR	67,456	539,918
LUKOIL PJSC - ADR	12,323	1,133,223
Petrobras Distribuidora SA	42,700	302,083
PetroChina Co., Ltd.	328,000	159,917
PetroChina Co., Ltd. - ADR *	8,450	407,543
Tourmaline Oil Corp.	21,648	186,117
		4,614,959
PHARMACEUTICALS - 9.5%
Astellas Pharma, Inc.	39,200	672,062
AstraZeneca PLC - ADR ^	21,482	1,053,262
Bayer AG ^	9,438	732,395
China Biologic Products Holdings, Inc. *	2,600	296,504
Eisai Co., Ltd. - ADR ^	2,800	203,616
Eisai Co., Ltd.	1,800	130,162
GlaxoSmithKline PLC - ADR ^	22,900	1,048,820
Livzon Pharmaceutical Group, Inc.	24,500	71,532
Novartis AG	21,381	1,867,698
Novo Nordisk A/S - ADR	3,302	182,336
Novo Nordisk A/S	16,055	883,266
Roche Holding AG - ADR ^	13,300	500,346
Roche Holding AG	11,030	3,318,703
Sanofi	7,170	661,190
Shionogi & Co., Ltd.	8,000	479,672
UCB SA	3,051	245,985
		12,347,549
PIPELINES - 0.0%
Transportadora de Gas del Sur SA - ADR	5,842	44,166

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 98.6% (Continued)
PRIVATE EQUITY - 0.6%
3i Group PLC	51,117	$746,189

REAL ESTATE - 0.4%
Hang Lung Group Ltd.	37,000	92,651
Hysan Development Co., Ltd.	36,000	141,853
Pakuwon Jati Tbk PT	2,859,100	127,239
REA Group Ltd.	2,068	155,112
		516,855
REIT - 0.7%
Fortress REIT Ltd.	148,565	88,665
Goodman Group	27,924	276,838
H&R REAL ESTATE INV-REIT UTS *	2,721	46,125
Link REIT	38,000	414,292
Scentre Group	34,108	90,000
		915,920
RETAIL - 1.8%
Alimentation Couche-Tard, Inc.	6,861	206,193
Atacadao SA	20,900	99,908
Canadian Tire Corp Ltd.	1,607	173,605
Cie Financiere Richemont SA - ADR	47,574	371,553
Dollarama, Inc.	2,419	81,551
Domino’s Pizza Enterprises Ltd.	2,026	71,237
Hennes & Mauritz AB	16,983	356,746
Kingfisher PLC - ADR	1,800	9,648
Kingfisher PLC	130,026	348,445
Lao Feng Xiang Co., Ltd.	18,100	60,020
Lojas Americanas SA *	30,200	113,069
Pandora A/S - ADR	4,800	58,944
Wesfarmers Ltd.	12,057	331,073
		2,281,992
SEMICONDUCTORS - 8.0%
Advantest Corp.	11,000	500,061
ASM Pacific Technology Ltd.	14,900	208,000
ASML Holding NV - ADR	480	125,745
Infineon Technologies AG	9,829	190,436
MediaTek, Inc.	36,000	480,775
Nanya Technology Corp.	54,000	123,514
Novatek Microelectronics Corp. *	62,000	397,149
NXP Semiconductors NV	4,226	480,412
Renesas Electronics Corp. *	25,700	173,796
Rohm Co., Ltd.	2,100	166,204
Samsung Electronics Co., Ltd. - ADR	126	134,568
Samsung Electronics Co., Ltd. - ADR	375	324,375
Samsung Electronics Co., Ltd.	67,400	2,913,018
Samsung Electronics Co., Ltd.	8,550	300,967
SK Hynix, Inc. *	14,214	999,472
STMicroelectronics NV - ADR ^	24,490	555,433
STMicroelectronics NV	8,951	203,343
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR ^	13,218	682,445
Taiwan Semiconductor Manufacturing Co., Ltd. *	35,000	342,993
Tokyo Electron Ltd.	5,200	1,052,392
United Microelectronics Corp. *	185,000	85,196
		10,440,294
SOFTWARE - 2.7%
Constellation Software, Inc.	300	296,914
Dassault Systemes SE - ADR	1,011	154,066
Dassault Systemes SE	550	83,558
Konami Holdings Corp.	5,600	245,572
Micro Focus International PLC	20,549	281,746
NetEase, Inc. - ADR	982	280,714
Open Text Corp.	4,000	161,040
Oracle Corp. Japan	2,500	219,507
Sage Group PLC	16,965	157,951
SAP SE	11,299	1,497,606
Xero Ltd. *	3,984	188,868
		3,567,542
TELECOMMUNICATIONS - 3.9%
BT Group PLC	70,000	185,577
China Mobile Ltd.	6,500	52,812
China Telecom Corp., Ltd. - ADR ^	2,800	118,692
China Unicom Hong Kong Ltd. - ADR	22,552	219,882
Security		Shares	Value
TELECOMMUNICATIONS - 3.9% (Continued)
Deutsche Telekom AG *		54,760	$963,837
Hellenic Telecommunications Organization SA *		10,966	166,367
Hikari Tsushin, Inc. *		1,500	328,445
KDDI Corp.		12,300	339,993
Koninklijke KPN NV		19,522	60,623
Nice Ltd. - ADR * ^		1,319	208,125
Nippon Telegraph & Telephone Corp.		14,800	733,934
NTT DOCOMO, Inc.		8,600	235,519
Telecom Italia SpA - ADR *		37,978	219,513
Telecom Italia SpA - ADR		7,800	44,772
Telecom Italia SpA		292,289	169,232
Telefonaktiebolaget LM Ericsson		13,184	115,468
Telefonica Brasil SA *		7,000	92,539
Telefonica SA		103,506	795,102
			5,050,432
TOYS / GAMES / HOBBIES - 0.3%
Nintendo Co., Ltd.		1,000	366,397

TRANSPORTATION - 2.8%
Aurizon Holdings Ltd.		56,206	228,527
Canadian National Railway Co.		6,832	612,325
Canadian Pacific Railway Ltd.		3,561	809,451
Central Japan Railway Co.		1,100	225,407
Deutsche Post AG		17,402	616,661
East Japan Railway Co.		6,100	553,175
Nippon Express Co., Ltd.		3,000	170,985
West Japan Railway Co.		5,800	503,428
			3,719,959
WATER - 0.3%
Aguas Andinas SA		456,664	209,530
Cia de Saneamento Basico do Estado de Sao Paulo *		12,000	163,481
			373,011

TOTAL COMMON STOCKS (Cost - $117,738,919)			128,617,327

EXCHANGE TRADED FUND - 0.5%
EQUITY FUND - 0.5%
iShares MSCI EAFE ETF		9,748	657,211
TOTAL EXCHANGE TRADED FUND (Cost - $559,555)
	Expiration Date
WARRANT- 0.0%
Barito Pacific TBK PT * ++	6/3/2021	178,610	7,507
TOTAL WARRANTS (Cost - $0)
		Principal
	Interest Rate %	Amount $
PREFERRED STOCKS - 0.1%
BANKS - 0.1%
Banco Bradesco SA *	0.540	11,300	99,280
TOTAL PREFERRED STOCKS (Cost -$107,170)
		Shares
COLLATERAL FOR SECURITIES LOANED - 4.9%
Mount Vernon Prime Portfolio, 2.04% + # (Cost - $6,325,040)		6,325,040	6,325,040

TOTAL INVESTMENTS - 104.1% (Cost - $124,730,684)			$135,706,365
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.1)%			(5,293,281)
NET ASSETS - 100.0%			$130,413,084

^	All or a portion of these securities are on loan. Total loaned securities had a value of $6,175,100 at October 31, 2019.

*	Non-income producing security.

ADR - American Depositary Receipt.

NV - Non-Voting

PLC - Public Limited Company         REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of October 31, 2019.

++	The Advisor or Trustees have determined these securities to be illiquid. On October 31, 2019, these securities amounted to $7,507 or 0.00% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2019

Portfolio Composition * - (Unaudited)
Japan	16.8%	South Korea	5.2%
Britain	12.1%	France	4.7%
Germany	8.5%	Canada	4.7%
China	7.0%	Taiwan	3.4%
Switzerland	6.3%	Other Countries **	25.6%
Australia	5.7%	Total	100.0%

*	Based on total value of investments as of October 31, 2019.

**	Includes collateral for securities loaned as of October 31, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (Barings LLC)

Asset Class Recap

In December, the Federal Open Market Committee raised base rates by 25 basis points, moving the Fed Funds rate to 2.50 percent. However, Jerome Powell reversed from his hawkish stance announced in December and sought to reduce the expected interest rate hikes in 2019 from three to two. With inflation remaining stubbornly low and trade war tensions escalating, Fed Chairman Jerome Powell announced a halt to the interest rate hike plans in 2019 and cut interest rates in July. In the final fiscal quarter, volatility spiked once again amid global growth concerns and increasing tensions between the U.S. and China. Markets rebounded to finish the fiscal year as the Fed cut interest rates two more times in the fourth fiscal quarter and the dovish central bank tone reverberated around the globe. REITs, as measured by the FTSE NAREIT All REITs Index, increased 24.2 percent during the most recent fiscal year, and out performed both broad equity and bonds indexes. Broad equity indexes, as measured by the S&P 500 Index, increased 14.3 percent. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 11.5 percent during the fiscal year.

Allocation Review

During the first fiscal quarter, concerns about a slowing economy coincided with the defensive REIT sectors such as net lease , healthcare and manufactured housing out performing. However, for the remainder of the fiscal year concerns about a slowing economy somewhat dissipated and central banks tilted toward a dovish stance, aiding cyclical sectors such as data centers to out perform. For the full fiscal year and the most recent fiscal quarter, sector allocation strongly contributed to relative Fund performance while security selection detracted. In the most recent fiscal quarter and coincidentally for the full fiscal year, the strongest performing sectors within the Fund on an absolute basis were the data center, industrials, and manufactured homes REITS, while the worst performing sectors were the regional mall and lodging REITs.

Holdings Insights

American Tower Corp. (AMT) (holding weight*: 7.42 percent), an owner and operator of wireless and broadcast communications infrastructure, was a strong contributor to Fund performance through the full fiscal year despite detracting from performance in the final fiscal quarter. AMT continued to post solid cash flows and the Sub-Adviser believes it is poised to benefit from investment in 5G-tower infrastructure. Although the Sub-Adviser sold the holding during the first fiscal quarter, the Fund reinitiated the holding during the second fiscal quarter. AMT increased 38 percent over the full fiscal year but slightly detracted on a relative basis in the final fiscal quarter of the year by increasing 5 percent. Another contributor was Prologis Inc. (PLD) (holding weight*: 5.09 percent), which operates and invests in industrial properties. The company had better-than-expected earnings during both fiscal quarters; however, it faced weakness from its 2018 merger. Over the full fiscal year, PLD increased 37.5 percent, and 7.8 percent in the most recent fiscal quarter.

As previously mentioned, one of the worst performing REIT sectors was the regional mall sector. A position within this sector that detracted from Fund performance was Simon Property Group, Inc. (SPG) (holding weight*: 1.92 percent). SPG decreased 12 percent in the most recent fiscal quarter and 15.8 percent for the full fiscal year. The Sub-Adviser believes that this sector will continue to face significant headwinds but the Sub-Adviser believes that SPG is the best-positioned regional mall REIT. SPG has the largest footprint, is customer experience focused, and made significant investments in E-sports and online clothing rentals. The Fund’s underweight to the data centers REIT sector detracted from relative performance, as it was one of the best performing sectors. One of the largest contributors to the Fund’s absolute performance over the fiscal quarter was Equinix Inc. (EQIX) (holding weight*: 6.39 percent), a data center REIT that owns over 200 data centers in 24 countries. This position benefited from continued strength in the interconnection market, in addition to the company further expanding its portfolio of international data centers. During the most recent fiscal quarter, EQIX increased 27.5 percent and increased 53.7 percent in the full fiscal year.

Sub-Adviser Outlook

The Sub-Adviser believes that there is a significant bifurcation in net asset values across REIT sectors that will continue to present opportunities for superior sector allocation and stock selection. The Sub-Adviser believes that industrials and manufactured homes are steady with the strongest same-store net operating income. The Sub-Adviser also believes that macro factors, such as trade and international travel, will continue to weigh on lodging. The Sub-Adviser is confident that rent growth for single family remains strong, and expenses, which have been an issue, could stabilize this year as the sector matures.

*	Holdings percentage(s) of total investments as of 10/31/2019.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	24.16%	7.32%	12.78%
Class C	22.97%	6.26%	11.67%
Class A with load of 5.75%	16.72%	5.80%	11.84%
Class A without load	23.81%	7.06%	12.51%
FTSE NAREIT All REITs Index	24.21%	8.21%	13.94%
Morningstar Real Estate Category	23.52%	7.62%	12.66%

(a)	Total Returns are calculated based on traded NAVs.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.10% for Class N, 2.10% for Class C and 1.35% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2019

Security	Shares	Value
REITS - 98.9%
APARTMENTS - 18.6%
American Homes 4 Rent	37,710	$998,184
AvalonBay Communities, Inc.	9,128	1,986,800
Equity Residential	34,551	3,063,292
Invitation Homes, Inc.	50,233	1,546,674
Mid-America Apartment Communities, Inc.	18,951	2,633,999
		10,228,949
DIVERSIFIED - 30.2%
American Tower Corp.	18,688	4,075,479
Crown Castle International Corp.	19,530	2,710,569
Digital Realty Trust, Inc.	6,659	845,959
Equinix, Inc.	6,193	3,510,069
Lexington Realty Trust	48,418	526,788
New Residential Investment Corp.	73,391	1,162,513
SBA Communications Corp.	6,383	1,536,069
VICI Properties, Inc.	57,365	1,350,946
Weyerhaeuser Co.	29,136	851,063
		16,569,455
FINANCE - MORTGAGE LOAN/BANKER - 2.1%
TPG RE Finance Trust, Inc.	56,983	1,152,766

HEALTHCARE - 9.6%
Medical Properties Trust, Inc.	46,110	955,860
National Health Investors, Inc.	7,819	670,792
Ventas, Inc.	18,059	1,175,641
Welltower, Inc.	27,176	2,464,591
		5,266,884
HOTELS - 1.7%
Host Hotels & Resorts, Inc.	56,398	924,363

MANUFACTURED HOMES - 2.2%
Sun Communities, Inc.	7,522	1,223,453

OFFICE - 9.0%
Alexandria Real Estate Equities, Inc.	8,487	1,347,311
Boston Properties, Inc.	13,194	1,810,217
Kilroy Realty Corp.	21,018	1,764,041
		4,921,569
REGIONAL MALLS - 1.9%
Simon Property Group, Inc.	6,982	1,052,048

SHOPPING CENTERS - 2.2%
Regency Centers Corp.	17,651	1,186,853

SINGLE FAMILY - 9.2%
Agree Realty Corp.	14,392	1,133,658
National Retail Properties, Inc.	22,761	1,340,851
Spirit Realty Capital, Inc.	17,223	858,394
STORE Capital Corp.	42,149	1,707,035
		5,039,938
STORAGE - 2.3%
Extra Space Storage, Inc.	11,086	1,244,625

WAREHOUSE/INDUSTRIAL - 9.9%
First Industrial Realty Trust, Inc.	34,674	1,460,122
Prologis, Inc.	30,784	2,701,604
Rexford Industrial Realty, Inc.	26,741	1,285,975
		5,447,701

TOTAL REITS (Cost - $42,047,989)		54,258,604

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund (Continued)
October 31, 2019

Value
TOTAL INVESTMENTS - 98.9% (Cost - $42,047,989)	$54,258,604
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%	579,156
TOTAL NET ASSETS - 100.00%	$54,837,760

REITS - Real Estate Investment Trusts

Portfolio Composition * - (Unaudited)
Diversified	30.5%	Storage	2.3%
Apartments	18.9%	Manufactured Homes	2.3%
Warehouse/Industrial	10.0%	Shopping Centers	2.2%
Healthcare	9.7%	Finance - Mortgage Loan/Banker	2.1%
Single Family	9.3%	Regional Malls	1.9%
Office	9.1%	Hotels	1.7%
		Total	100.0%

*	Based on total value of investments as of October 31, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Ziegler Capital Management, LLC)

Asset Class Recap

After proving to be one of the few asset classes in the third fiscal quarter to post a negative return, small cap value stocks, as measured by the Russell 2000 Value Index, experienced a modest rebound in the final fiscal quarter. Small cap value stocks rose 1.7 percent during the fourth fiscal quarter after declining 2.2 percent in the third fiscal quarter. This was only the second fiscal quarter of the fiscal year that small cap value stocks eked out a positive return, resulting in small cap value stocks only increasing 3.2 percent over the fiscal year as a whole. This lackluster return over the 12-month period was significantly less than small cap value’s equity peers as well as broad bonds, in general. This modest overall return for the fiscal year masked the massive dispersion in returns within the small cap value space.

Allocation Review

During the fiscal year, the dispersion in small cap value stocks between the best performing sector, technology, and the worst performing sector, energy, was close to 70 percent. As the energy sector plummeted close to 43 percent, the technology sector surged over 27 percent. While the Fund performed fairly in-line with the energy sector’s overall return, the technology sector proved to be one of the best relative performing sectors for the Fund, as the Sub-Adviser’s stock selection added more than 12 percent out performance in the sector. The Sub-Adviser is keenly aware that attempting to tactically navigate changing sector leadership can greatly increase risk and detract from positive attribution provided from individual stock selection. Therefore, the Fund did not benefit nor was it adversely affected by its sector allocation during the fiscal year. The Sub-Adviser implements sector-specific models that highlight the various factors pertinent to evaluate the stocks within that sector. The factor groups that had the highest exposure during the fiscal year were the valuation-based factors and the sentiment & share-related factors. Together, these factor groups comprise close to half of the aggregate factor weights. In addition, during the final fiscal quarter, these factor groups generally corresponded with positive stock selection. As these factor groups had generally been out of favor during much of the fiscal year, as well as most of the recent bull market, the Sub-Adviser’s discipline of maintaining strategic weights to each of its factors proved itself in the final months of the fiscal year. However, in the homestretch of the fiscal year, the two poorest performing factor groups were earnings quality and balance sheet-oriented factors. While these generally detracted on a broad level, the total weighting between the two groups comprised less than 17 percent of the factor allocation.

Holdings Insights

As the worst performing sector in the benchmark index, the energy sector provided many of the worst performing holdings in the Fund, as well. For example, the Fund held Penn Virginia Corp (PVAC) (holding weight*: 0.74 percent), an oil and natural gas exploration company focused on shale in Texas, and Helix Energy Solutions Group (HLX) (holding weight*: 0.94 percent), a deep-water oil and gas contractor. Since its addition to the Fund, PVAC declined 34.6 percent through the end of the fiscal year. The vast majority of this decline occurred in the final fiscal quarter, as concerns over Eagle Ford Shale prospects pressured stock prices lower. HLX was one of the Fund’s best-performing energy holding during the fiscal year, eking out a 0.8 percent return for the 12-month period. One of the poorest performers in the sector, Whiting Petroleum Corp. (WLL) (holding weight**: 0.28 percent), an oil and gas exploration company in the Rocky Mountains, fared far worse as it continued its downward spiral until the Sub-Adviser exited the position in August, after it had dropped more than 74 percent since the start of the fiscal year. WLL’s freefall primarily took place in the latter half of the fiscal year and was primarily in response to poor earnings releases coupled with a significantly lowered outlook for its oil production.

Within the strongest performing sector, technology, stocks such as Jabil Inc. (JBL) (holding weight*: 1.59 percent), one of the leading providers of outsourced electronics manuf acturing services, and Synaptics Inc. (SYNA) (holding weight*: 1.15 percent), a human interface product manufacturer, including touch-sensitive pads for laptops, increased 48.6 percent and 47.3 percent respectively. JBL’s gain was generally attributable to its announcement that it would repurchase $600 million of its stock and some analyst upgrades, while SYNA’s leap was primarily due to a positive earnings beats.

The financials sector is the largest small cap value sector, nearly quadruple the size of the second largest sector. As the Sub-Adviser seeks to diversify its exposures within the large sector, all of the holdings sizes were below 2 percent, with the majority below 1 percent. The largest financials sector holding in the Fund during the fiscal year was Rexford Industrial Realty Inc. (REXR) (holding weight*: 1.72 percent), a real estate investment trust focused on Los Angeles warehousing. Since it was added, REXR was also one of the Fund’s best performers, as it increased 54.8 percent as the company reported strong earnings. One of the largest detractors from Fund performance was Mercury General Corp. (MCY) (holding weight*: 1.05 percent), the national auto insurance provider with some homeowners and umbrella insurance underwriting. Its 14.3 percent decline in the final fiscal quarter brought the stock below break-even since it was added earlier in the fiscal year, seeing it end with a loss of 2.5 percent. This latest decline landed as MCY’s high exposure to California came under pressure due to the recent wildfires and a decline in non-California personal auto policies.

Sub-Adviser Outlook

The Sub-Adviser has remained disciplined in its implementation of its quantitatively-driven approach which has generally benefitted its stock selection over the fiscal year. The Sub-Adviser continues to believe that the current market is underappreciating some of the factors that the Sub-Adviser focuses on, but was recently encouraged as its valuation-oriented signals emerged as a positive contributor to its stock selection for the Fund.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2019.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	6.15%	6.60%	11.01%
Class C	5.06%	5.53%	9.90%
Class A with load of 5.75%	(0.24)%	5.07%	10.09%
Class A without load	5.85%	6.33%	10.74%
Russell 2000 Value Index	3.22%	6.24%	11.08%
Morningstar Small Cap Value Category	1.52%	4.62%	10.26%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.54% for Class N, 2.54% for Class C and 1.79% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 99.4%
AUTO PARTS & EQUIPMENT - 1.0%
Cooper Tire & Rubber Co.	6,104	$172,377
Goodyear Tire & Rubber Co.	26,000	412,620
		584,997
BANKS - 20.4%
BancFirst Corp.	5,440	314,921
Bancorp, Inc. *	34,278	373,630
BankUnited, Inc.	15,452	530,004
Banner Corp.	10,960	591,621
CenterState Bank Corp.	20,400	517,344
Central Pacific Financial Corp.	18,270	528,368
First Interstate BancSystem, Inc.	11,970	502,261
First Midwest Bancorp, Inc.	33,110	680,079
Flagstar Bancorp, Inc.	18,012	654,556
Heartland Financial USA, Inc.	12,060	564,167
Heritage Commerce Corp.	23,000	276,460
Independent Bank Corp.	17,780	400,228
International Bancshares Corp.	15,380	629,965
Old National Bancorp	37,800	680,211
Simmons First National Corp.	22,730	543,702
Texas Capital Bancshares, Inc. *	10,820	584,929
TriCo Bancshares	8,813	331,633
TrustCo Bank Corp. NY	23,000	198,720
UMB Financial Corp.	9,530	621,928
Umpqua Holdings Corp.	37,290	589,928
United Community Banks, Inc.	24,710	746,489
Wintrust Financial Corp.	9,540	608,843
		11,469,987
BUILDING MATERIALS - 1.5%
Continental Building Products, Inc. *	15,000	448,650
Masonite International Corp. *	6,800	417,588
		866,238
CHEMICALS - 1.5%
Koppers Holdings, Inc. *	10,723	344,208
Minerals Technologies, Inc.	10,298	509,236
		853,444
COMMERCIAL SERVICES - 5.4%
Aaron’s, Inc.	14,740	1,104,468
CBIZ, Inc. *	21,310	583,255
FTI Consulting, Inc. *	7,750	843,742
K12, Inc. *	24,240	479,710
		3,011,175
COMPUTERS - 0.6%
MTS Systems Corp.	6,410	362,037

COSMETICS/PERSONAL CARE - 1.6%
Edgewell Personal Care Co.*	13,268	464,380
elf Beauty, Inc. *	25,000	420,000
		884,380
DISTRIBUTION/WHOLESALE - 1.0%
WESCO International, Inc.*	11,371	570,256

DIVERSIFIED FINANCIAL SERVICES - 1.9%
Boston Private Financial Holdings, Inc.	36,580	411,525
Piper Jaffray Cos.	8,540	670,732
		1,082,257
ELECTRIC - 3.8%
PNM Resources, Inc.	16,120	840,658
Portland General Electric Co.	14,900	847,512
Unitil Corp.	7,220	449,589
		2,137,759
Security	Shares	Value
ELECTRONICS - 3.3%
Coherent, Inc. *	1,400	$208,488
Comtech Telecommunications Corp.	17,400	608,130
Jabil, Inc.	23,600	868,952
Vishay Precision Group, Inc. *	5,574	189,795
		1,875,365
FOOD - 1.5%
Fresh Del Monte Produce, Inc.	11,137	355,270
Simply Good Foods Co. *	19,790	485,647
		840,917
GAS - 1.4%
Spire, Inc.	9,370	787,642

HAND / MACHINE TOOLS - 0.9%
Regal Beloit Corp.	7,150	529,457

HEALTHCARE - PRODUCTS - 2.7%
Integer Holdings Corp.*	6,910	535,110
Lantheus Holdings, Inc.*	20,600	429,510
Varex Imaging Corp. *	18,665	560,137
		1,524,757
HEALTHCARE - SERVICES - 0.5%
National HealthCare Corp.	3,220	264,620

HOME BUILDERS- 1.5%
Taylor Morrison Home Corp. *	33,430	837,421

HOME FURNISHINGS - 1.6%
Ethan Allen Interiors, Inc.	17,790	350,641
Sleep Number Corp. *	11,160	537,019
		887,660
HOUSEHOLD PRODUCTS/WARES - 0.8%
ACCO Brands Corp.	46,227	422,977

INSURANCE - 5.8%
American Equity Investment Life Holding Co.	25,400	626,872
Assured Guaranty Ltd.	13,760	645,619
Essent Group Ltd.	14,300	744,887
Mercury General Corp.	12,673	609,064
Selective Insurance Group, Inc.	8,940	617,933
		3,244,375
IRON / STEEL - 0.7%
Schnitzer Steel Industries, Inc.	18,427	393,232

LEISURE TIME - 0.1%
Johnson Outdoors, Inc.	1,326	77,637

LODGING - 1.5%
Hilton Grand Vacations, Inc. *	13,550	470,592
Marcus Corp.	10,620	383,382
		853,974
MACHINERY - DIVERSIFIED - 0.8%
Altra Industrial Motion Corp.	14,190	437,052

METAL FABRICATE / HARDWARE - 2.3%
AZZ, Inc.	8,300	321,957
Mueller Industries, Inc.	19,790	608,938
TriMas Corp. *	10,330	333,866
		1,264,761
MISCELLANEOUS MANUFACTURING - 1.5%
Federal Signal Corp.	15,710	509,632
Lydall, Inc. *	16,800	328,776
		838,408

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 99.4% (Continued)

OFFICE FURNISHINGS - 0.7%
HNI Corp.	10,600	$402,800

OIL & GAS - 3.0%
Bonanza Creek Energy, Inc. *	15,510	276,388
CVR Energy, Inc.	7,300	346,166
Delek US Holdings, Inc.	17,810	711,510
Penn Virginia Corp. *	16,000	380,800
		1,714,864
OIL & GAS SERVICES - 2.4%
Archrock, Inc.	47,000	453,080
Helix Energy Solutions Group, Inc. *	63,050	541,600
Newpark Resources, Inc. *	60,827	364,962
		1,359,642
PACKAGING & CONTAINERS - 1.0%
Silgan Holdings, Inc.	18,800	578,476

PHARMACEUTICALS - 1.1%
Anika Therapeutics, Inc. *	9,003	633,721

REITS - 13.2%
Alexander & Baldwin, Inc.	24,000	564,240
Arbor Realty Trust, Inc. ^	39,800	543,668
Armada Hoffler Properties, Inc.	17,970	336,758
Columbia Property Trust, Inc.	29,128	597,707
Corporate Office Properties Trust	21,900	649,116
Getty Realty Corp.	9,950	333,723
Hersha Hospitality Trust	27,920	385,296
Ladder Capital Corp.	33,820	584,071
Piedmont Office Realty Trust, Inc.	28,000	628,320
Preferred Apartment Communities, Inc.	31,522	451,395
QTS Realty Trust, Inc.	2,720	145,765
Rexford Industrial Realty, Inc.	20,700	995,463
RLJ Lodging Trust	33,550	550,556
STAG Industrial, Inc.	21,510	667,670
		7,433,748
RETAIL - 3.2%
Conn’s, Inc. *	14,626	353,803
Denny’s Corp. *	22,200	446,664
Sonic Automotive, Inc.	17,000	547,910
Zumiez, Inc. *	14,530	463,652
		1,812,029
Security	Shares	Value

SAVINGS & LOANS - 0.5%
OceanFirst Financial Corp.	11,300	$270,409

SEMICONDUCTORS - 2.0%
Rambus, Inc. *	37,480	518,911
Synaptics, Inc. *	14,000	589,540
		1,108,451
SOFTWARE - 2.2%
MicroStrategy, Inc. *	3,960	606,870
Progress Software Corp.	15,310	610,563
		1,217,433
TELECOMMUNICATIONS - 1.6%
LogMeIn, Inc.	8,700	571,416
United States Cellular Corp. *	9,140	340,191
		911,607
TRANSPORTATION - 1.9%
Covenant Transportation Group, Inc. *	12,120	186,284
Echo Global Logistics, Inc. *	20,195	402,083
Marten Transport Ltd.	20,940	453,560
		1,041,927
WATER - 1.0%
SJW Group	7,635	552,392

TOTAL COMMON STOCKS - (Cost - $52,501,858)		55,940,284

COLLATERAL FOR SECURITIES LOANED - 1.0%
HSBC US Government Money Market Fund - Class I, 1.72% + #	542,100	542,100
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $542,100)

TOTAL INVESTMENTS - 100.4% (Cost - $53,043,958)		$56,482,384
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%		(235,566)
NET ASSETS - 100.0%		$56,246,818

REITS - Real Estate Investment Trust

*	Non Income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $532,740 at October 31, 2019.

+	Variable rate security - interest rate is as of October 31, 2019.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Financial	41.6%	Energy	5.4%
Consumer, Non-cyclical	13.4%	Technology	4.8%
Industrial	13.2%	Basic Materials	2.2%
Consumer, Cyclical	10.7%	Communications	1.6%
Utilities	6.1%	Other	1.0%
		Total	100.0%

*	Based on total value of investments as of October 31, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

The performance of small cap growth stocks throughout the year can be characterized by strong growth with two significant spikes of volatility in the first fiscal quarter and final fiscal quarter ended October 31, 2019. In the first fiscal quarter, concerns that the Fed was raising rates too quickly came to a precipice as small cap growth stocks fell over 16 percent. To the surprise of many, the Federal Reserve drastically changed its stance by announcing their intention to be patient with future rate rises. Small cap growth stocks reacted positively to the news as they rebounded over 20 percent to finish the first fiscal quarter and rose nearly 9 percent in the subsequent two fiscal quarters. Volatility meaningfully spiked once again in the most recent fiscal quarter as investors became increasingly focused on headlines detailing the lack of progress on global trade and the potential for impeachment hearings regarding President Trump’s dealings with Ukraine. Additionally, incrementally decelerating data points on the economy had investors weighing the possibility of a near-term recession. Over the fiscal year, small cap growth stocks, as measured by the Russell 2000 Growth Index, rose 6.4 percent.

Allocation Review

The sector allocation within the Fund is predominately a result of the Sub-Adviser’s bottom-up stock selection. With that being said, both the Sub-Adviser’s stock selection and sector allocation strongly contributed to Fund performance through the first three fiscal quarters. However, in the final fiscal quarter, the Sub-Adviser’s stock selection and sector allocation detracted from relative Fund performance. The Fund’s largest overweight by a significant margin was to the information technology sector. This overweight strongly contributed to Fund performance through most of the fiscal year, but as the appetite for risk diminished throughout the final fiscal quarter there was a rotation out of higher growth names. Many of these higher growth stocks can be found in the technology sector. The focus shifted to lower -multiple, value-oriented names, and stocks considered to be defensive. Despite the shift in market sentiment, the Sub-Adviser does not believe that shifting to a defensive positioning would be wise at this time. While there is a current slowdown in demand for cyclical products, the appetite for products with secular catalysts are likely to remain robust as companies recognize that is not only beneficial, but also imperative to continue the digital transformation required to continue to grow revenue, while simultaneously cutting costs and expanding profit margins.

Holdings Insights

Despite the Fund being underweight the industrial sector, two of the best performing positions within the Fund over the most recent fiscal quarter and fiscal year came from this sector. An example was Saia, Inc. (SAIA) (holding weight*: 1.05 percent), a less-than-truckload carrier, which has meaningful exposure to the secular ecommerce trend. Additionally, the Sub-Adviser believes they are still in the early innings of growing out their Northeast U.S. footprint, which serves as an additional catalyst for growth. In the most recent fiscal quarter SAIA increased 16.9 percent, and 41.9 percent for the full fiscal year. Another contributor from the industrial sector was Trex Company, Inc. (TREX) (holding weight*: 1.03 percent). TREX is a well-established manufacturer of composite decking materials that consists mostly of reclaimed wood fiber and recycled plastic film. TREX’s products have a reputation for longevity and low maintenance but also carry a significant price premium versus traditional wood products. TREX increased 7.5 percent and 26.7 percent since it was purchased into the Fund in early April.

As previously mentioned, the technology sector strongly contributed to Fund performance over the first three fiscal quarters of the year but detracted from performance in the most recent fiscal quarter. This was the case with Bandwidth Inc. (BAND) (holding weight*: 1.01 percent), a cloud-based software communications platform-as-a-service provider in the U.S. BAND increased 39.6 percent through the third fiscal quarter but declined 24.6 percent in the most recent fiscal quarter. A position that detracted from Fund performance in the most recent fiscal quarter and the fiscal year was Atlas Air Worldwide Holdings Inc. (AAWW) (holding weight**: 0.98 percent). AAWW is an operator of a cargo airline. The company counts several high-profile clients, including the Department of Defense and Amazon Inc. (AMZN) (holding weight: not held). The Sub-Adviser was bullish on AAWW with the expectations that as AMZN vertically integrated AAWW into transportation/logistic capabilities away from other carriers, AAWW would be a significant beneficiary. Unfortunately, the company faced execution issues in 2019. Those issues, coupled with a pilot strike, resulted in AMZN redirecting some volume to a competitor. Over the most recent fiscal quarter and fiscal year, until it was eliminated from the Fund, AAWW declined 46.3 percent and 52.5 percent, respectively.

Sub-Adviser Outlook

The Sub-Adviser does not forecast. The Sub-Adviser’s investment approach involves a thorough understanding of each stock’s value proposition and risk. However, the Sub-Adviser perpetually monitors the effects of these macro themes on each underlying position within the Fund. The Sub-Adviser is keeping a close eye on updates to global trade, health care policies, and infrastructure spending to evaluate current positions and identify future opportunities.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2019.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	1.49%	10.02%	12.80%
Class C	0.45%	8.92%	11.68%
Class A with load of 5.75%	(4.56)%	8.45%	11.85%
Class A without load	1.24%	9.75%	12.52%
Russell 2000 Growth Index	6.40%	8.38%	13.38%
Morningstar Small Cap Growth Category	6.62%	8.61%	12.64%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.95% for Class N, 2.95% for Class C and 2.20% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 95.2%
ADVERTISING - 1.0%
Trade Desk, Inc. *	2,483	$498,586

AEROSPACE/DEFENSE - 2.1%
Kratos Defense & Security Solutions, Inc. *	28,892	545,481
Mercury Systems, Inc. *	7,017	516,872
		1,062,353
APPAREL - 1.4%
Canada Goose Holdings, Inc. *	10,279	429,971
Crocs, Inc. *	7,242	253,398
		683,369
AUTO PARTS & EQUIPMENT - 0.5%
Methode Electronics, Inc.	7,725	265,740

BANKS - 3.7%
First Merchants Corp.	17,421	689,001
Seacoast Banking Corp. of Florida *	17,848	499,744
United Community Banks, Inc.	22,341	674,922
		1,863,667
BIOTECHNOLOGY - 4.7%
Biohaven Pharmaceutical Holding Co. Ltd. *	8,062	370,207
Emergent BioSolutions, Inc. *	9,618	549,765
Exact Sciences Corp. *	3,146	273,702
Guardant Health, Inc. *	6,254	434,653
Livongo Health, Inc. * ^	23,447	506,221
REGENXBIO, Inc. *	6,799	242,656
		2,377,204
BUILDING MATERIALS - 1.0%
Trex Co., Inc. *	5,954	523,297

CHEMICALS - 0.9%
Rogers Corp. *	3,480	471,470

COMMERICAL SERVICES - 3.6%
Avalara, Inc. *	6,991	496,361
Chegg, Inc. *	9,227	282,900
HealthEquity, Inc. *	6,242	354,483
K12, Inc. *	11,670	230,949
LiveRamp Holdings, Inc. *	11,827	462,317
		1,827,010
COMPUTERS - 5.4%
Cubic Corp.	8,803	649,133
Elastic NV *	6,365	458,344
Globant SA *	4,657	434,312
Vocera Communications, Inc. *	12,719	253,363
WNS Holdings Ltd. - ADR *	9,223	570,350
Zscaler, Inc. *	7,744	340,581
		2,706,083
COSMETICS/PERSONAL CARE - 0.3%
Inter Parfums, Inc.	1,602	124,043

DISTRIBUTION/WHOLESALE - 1.3%
SiteOne Landscape Supply, Inc. * ^	7,298	642,662

DIVERSIFIED FINANCIAL SERVICES - 4.6%
Evercore, Inc.	8,368	616,220
Houlihan Lokey, Inc.	12,868	608,142
LendingTree, Inc. *	1,573	566,044
Moelis & Co.	14,602	520,999
		2,311,405

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 95.2% (Continued)
ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
Littelfuse, Inc.	1,374	$241,233

ELECTRONICS - 0.5%
Woodward, Inc.	2,429	259,077

ENGINEERING & CONSTRUCTION - 1.0%
Primoris Services Corp.	24,517	501,128

ENTERTAINMENT - 1.0%
Red Rock Resorts, Inc.	23,435	510,414

FOOD - 1.2%
Grocery Outlet Holding Corp. *	18,881	602,304

HEALTHCARE-PRODUCTS - 5.6%
Cerus Corp. *	82,643	359,497
Glaukos Corp. *	4,546	290,171
Inspire Medical Systems, Inc. *	4,100	250,018
Insulet Corp. *	2,359	342,810
iRhythm Technologies, Inc. *	4,914	328,354
Repligen Corp. *	4,433	352,379
Shockwave Medical, Inc. * ^	11,057	376,159
Tandem Diabetes Care, Inc. *	9,040	556,683
		2,856,071
HEALTHCARE-SERVICES - 4.3%
Addus HomeCare Corp. *	7,329	617,175
Amedisys, Inc. *	3,374	433,627
Catalent, Inc. *	11,654	566,967
LHC Group, Inc. *	5,054	560,842
		2,178,611
HOME BUILDERS - 3.9%
Century Communities, Inc. *	11,392	343,697
Installed Building Products, Inc. *	8,593	560,435
LGI Homes, Inc. *	7,256	569,451
Skyline Corp. *	17,193	485,358
		1,958,941
INTERNET - 8.7%
Cadlytics, Inc. *	13,642	571,736
Chewy, Inc. * ^	24,202	597,063
Okta, Inc. *	2,490	271,584
Pinterest, Inc. *	12,758	320,736
Q2 Holdings, Inc. *	6,768	483,844
Spotify Technology SA *	4,461	643,722
Stitch Fix, Inc. * ^	17,311	395,729
Wix.com Ltd. *	4,278	522,216
Zendesk, Inc. *	8,330	588,515
		4,395,145
LODGING - 1.5%
Boyd Gaming Corp.	28,755	783,574

MACHINERY-CONSTRUCTION/MINING - 0.6%
BWX Technologies, Inc.	5,174	300,609

MISCELLANEOUS MANUFACTURING - 1.1%
ESCO Technologies, Inc.	6,574	555,437

OIL & GAS - 0.6%
Matador Resources Co. * ^	23,709	329,792

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 95.2% (Continued)
PHARMACEUTICALS - 1.6%
DexCom, Inc. *	1,798	$277,324
Heron Therapeutics, Inc. *	24,476	520,115
		797,439
REAL ESTATE - 0.8%
Marcus & Millichap, Inc. *	12,068	431,069

RETAIL - 6.9%
Casey’s General Stores, Inc.	3,836	655,227
Floor & Décor Holdings, Inc. *	7,475	342,579
Freshpet, Inc. *	9,719	507,915
Hudson Ltd. *	40,661	505,010
National Vision Holdings, Inc. *	13,354	317,825
Ollie’s Bargain Outlet Holdings, Inc. *	5,706	364,499
Texas Roadhouse, Inc.	6,943	392,280
Wingstop, Inc.	4,829	402,883
		3,488,218
SEMICONDUCTORS - 4.0%
Impinj, Inc. *	11,871	390,497
Lattice Semiconductor Corp. *	26,978	528,499
Semtech Corp. *	10,276	518,527
Silicon Laboratories, Inc. *	5,355	568,915
		2,006,438
SOFTWARE - 15.8%
Altair Engineering, Inc. *	7,701	283,936
Alteryx, Inc. *	3,554	325,191
Appfolio, Inc. *	3,903	379,489
Appian Corp. *	11,835	528,314
Atlassian Corp. PLC *	2,234	269,845
Bandwidth, Inc. *	9,177	515,289
Blackline, Inc. *	9,611	449,218
Coupa Software, Inc. *	2,609	358,711
Everbridge, Inc. *	5,211	362,217
Five9, Inc. *	9,564	530,898
LivePerson, Inc. *	7,119	292,235
MongoDB, Inc. *	2,796	357,245
Omnicell, Inc. *	3,515	247,421
Pluralsight, Inc. *	21,180	382,934
PROS Holdings, Inc. *	8,748	448,248
ServiceNow, Inc. *	1,420	351,109
Smartsheet, Inc. *	13,653	537,928
Tabula Rasa HealthCare, Inc. * ^	9,145	465,846
Twilio, Inc. *	4,013	387,495
Yext, Inc. *	30,830	507,462
		7,981,031
STORAGE/WAREHOUSING - 0.5%
Mobile Mini, Inc.	6,609	248,631

TOYS/GAMES/HOBBIES - 0.5%
Funko, Inc. *	14,197	255,546

TRANSPORTATION - 4.1%
Air Transport Services Group, Inc. *	28,254	590,791
CryoPort, Inc. *	24,585	344,928
Marten Transport Ltd.	28,776	623,288
Saia, Inc. *	6,001	535,289
		2,094,296

TOTAL COMMON STOCKS (Cost - $42,901,436)		48,131,893

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2019

Security	Shares	Interest Rate %	Value
SHORT-TERM INVESTMENT - 0.0%
MONEY MARKET FUND - 0.0%
Fidelity Investments Money Market - Class I	22,769	1.72 +	$22,769
TOTAL SHORT-TERM INVESTMENT (Cost - $22,769)

COLLATERAL FOR SECURITIES LOANED - 4.2%
HSBC US Government Money Market Fund - Class I #	1,113,441	1.72 +	1,113,441
Morgan Stanley Institutional Liquidity Fund Prime Portfolio - Class Institutional #	1,010,439	1.94 +	1,011,146
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,123,880)			2,124,587

TOTAL INVESTMENTS - 99.4% (Cost - $45,048,085)			$50,279,249
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%			297,299
TOTAL NET ASSETS - 100.00%			$50,576,548

ADR - American Depositary Receipt.

PLC - Public Limited Company

^	All or a portion of these securities are on loan. Total loaned securities had a value of $2,069,994 at October 31, 2019.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of October 31, 2019.

Portfolio Composition * - (Unaudited)
Technology	25.3%	Financial	9.2%
Consumer, Non-Cyclical	21.4%	Collateral For Securities Loaned	4.2%
Consumer, Cyclical	17.6%	Basic Materials	0.9%
Industrial	11.0%	Energy	0.7%
Communications	9.7%	Short-Term Investment	0.0%
		Total	100.0%

*	Based on total value of investments as of October 31, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

Emerging markets stocks, as measured by the MSCI Emerging Markets Index, surged 13.8 percent in the first half of the fiscal year. The surge started the fiscal year with most emerging markets countries in positive territory, some up as much as 26 percent. Only Taiwan, United Arab Emirates, Pakistan, and Greece failed to end the most recent fiscal quarter in the black. Geopolitical concerns highlighted the emerging markets asset class to begin the third fiscal quarter. Among others, headlines weighing on investors were the escalated U.S.-China trade war, tensions flared in the Gulf, and mass protests in Hong Kong amid the announcement of an extradition agreement with China. Subsequently, investors’ pessimism turned to optimism as the U.S. Federal Reserve boosted markets by indicating a more dovish monetary policy. Volatility once again spiked to begin the most recent fiscal quarter amid a breakdown in the U.S.-China trade negotiations. Despite the nearly seven percent decline, a global theme of supportive central bank actions helped propel emerging market stocks into positive territory for the final quarter of the fiscal year. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, increased 11.9 percent during the fiscal year.

Allocation Review

During the first five months of the fiscal year, country selection detracted from Fund performance while security selection had a relatively muted impact. The Funds overweight position to Brazil, Argentina, and Indonesia detracted from Fund performance, while the Fund’s underweight to Thailand, South Africa, and Malaysia helped offset some of the decline. Effective April 1, 2019, the Fund was managed by a new Sub-Adviser. This change was the catalyst for larger than normal turnover, and a shift in country allocation to reflect the new Sub-Adviser’s conviction. For the final seven months of the fiscal year and the most recent fiscal quarter, security selection and country allocation both positively contributed to Fund performance. The largest contribution to performance came from the Fund’s allocation to China, which more than made up for the adverse effects of the overweight to India. The Fund also benefited from the allocation to frontier markets and an increased allocation to Taiwan in the most recent fiscal quarter. From a sector perspective, the Fund received strong contributions from the consumer discretionary and technology sectors, while the energy and real estate sector exposures detracted.

Holdings Insights

Security selection in China and Taiwan strongly contributed to Fund performance. From China, Li Ning Co. LTD (2331 HK) (holding weight*: 2.37 percent), a leading sports brand company, mainly providing sporting goods including footwear, apparel, and equipment, was the strongest contributor to Fund performance over the most recent fiscal quarter. The Sub-Adviser believes that this is the best local sportswear brand in China. The founder has regained control of the company, and instilled good brand awareness while improving cash flow and inventory controls. Additionally, the Chinese consumer is becoming wealthier, and they are spending a portion of that income on “athleisure.” 2331 HK increased 37.2 percent over the most recent fiscal quarter and 210.4 percent since being added to the Fund in the first fiscal quarter. In Taiwan, some companies are benefitting from a global supply chain shift as a result of the trade war and the 5G expansion, which is occurring in China much sooner than anticipated. The Sub-Adviser identified MediaTek Inc. (2454 TT) (holding weight*: 7.87 percent) as a beneficiary of these shifts early in the third quarter and has positively contributed to Fund performance. Since being added to the Fund in mid-June, 2454 TT increased 39.8 percent and increased 22.3 percent in the most recent fiscal quarter.

A position from Taiwan that detracted from Fund performance was Chain Life Insurance Co Ltd (2628 HK) (holding weight**: 0.11 percent). This position detracted 9.9 percent in the most recent fiscal quarter and 14.3 percent since being added in the portfolio in the second fiscal quarter. Security selection in India also detracted from performance. Lemon Tree Hotels Ltd (BF2LSQ7 IN) (holding weight*: 2.27 percent) a mid-priced hotel chain, declined 28.9 percent since it was initiated into the portfolio in early April and 0.9 percent in the most recent fiscal quarter. The Sub-Adviser still believes the fundamentals are strong with this company. The Sub-Adviser believes that the adverse quarter was the result of macro concerns limiting the amount of business travel to India. In India, mid-priced hotels have been undersupplied for the last 10 years and demand for this segment has been surging due to the increase in business.

Sub-Adviser Outlook

The Sub-Adviser’s outlook has improved over the most recent fiscal quarter, but it cautiously monitors geopolitical developments and economic data. The Sub-Adviser believes that global economic momentum will likely remain weak through the beginning of 2020. The Sub-Adviser is keeping a close eye on the labor markets and tightening financial conditions in China. The Sub-Adviser believes that both the global industrial cycle and commodity prices may be bottoming. Despite these concerns, the Sub-Adviser is cautiously optimistic moving forward and will continue to focus on companies with impressive returns on invested capital and emphasize companies that it believes are beneficiaries of structural change.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 10/31/2019.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of October 31, 2019
		Annualized	Annualized
	One Year	Five Years	Ten Years
Class N	13.29%	0.74%	1.54%
Class C	12.18%	(0.25)%	0.53%
Class A with load of 5.75%	6.46%	(0.68)%	0.70%
Class A without load	12.98%	0.50%	1.30%
MSCI Emerging Markets Index (net)	11.86%	2.93%	3.78%
Morningstar Diversified Emerging Markets Category	12.70%	2.11%	3.38%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.52% for Class N, 2.52% for Class C and 1.77% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2019

Security	Shares	Value
COMMON STOCKS - 96.4%
APPAREL - 1.3%
Shenzhou International Group Holdings Ltd.	70,400	$972,616

AUTO PARTS & EQUIPMENT - 1.6%
Minth Group Ltd.	336,000	1,188,228

BANKS - 15.4%
Banco Bradesco SA - ADR ^	125,900	1,102,884
Banco Santander Chile - ADR	34,000	823,820
Bank of the Philippine Islands	303,150	579,163
Bank Rakyat Indonesia Persero Tbk PT	2,843,400	851,983
China Construction Bank Corp.	1,134,000	908,438
China Merchants Bank Co. Ltd.	213,000	1,015,619
Credicorp Ltd.	3,200	684,928
FirstRand Ltd.	148,650	644,617
Grupo Financiero Banorte SAB de CV	105,600	579,335
HDFC Bank Ltd.	33,417	578,993
ICICI Bank Ltd. - ADR ^	64,900	845,647
Itau Unibanco Holding SA - ADR	50,000	451,500
Santander Bank Polska SA *	5,490	451,032
Sberbank of Russia PJSC *	77,535	1,139,765
Standard Bank Group Ltd.	82,001	944,329
		11,602,053
BEVERAGES - 1.9%
Fomento Economico Mexicano SAB de CV - ADR ^	7,800	694,356
Varun Beverages Ltd.	82,017	716,243
		1,410,599
BUILDING MATERIALS - 0.9%
Anhui Conch Cement Co. Ltd.	108,500	648,331

CHEMICALS - 0.9%
LG Chem Ltd.	2,388	630,062

COMMERCIAL SERVICES - 1.5%
China Education Group Holdings Ltd.	767,000	1,145,475

COMPUTERS - 1.1%
Venustech Group, Inc.	185,600	870,787

DIVERSIFIED FINANCIAL SERVICES - 5.5%
China International Capital Corp Ltd. - 144A	228,000	415,653
Housing Development Finance Corp. Ltd.	82,797	2,484,909
KB Financial Group, Inc.	20,873	751,416
Tisco Financial Group PCL	148,400	479,071
		4,131,049
ELECTRONICS - 0.7%
Hangzhou Hikvision Digital Technology Co. Ltd.	122,022	559,251

ENGINEERING & CONSTRUCTION - 0.9%
Mytilineos Holdings SA	62,652	686,841

ENTERTAINMENT - 0.6%
OPAP SA	38,693	420,935

FOOD - 1.0%
China Mengniu Dairy Co. Ltd.	192,000	765,284

HOME FURNISHINGS - 1.8%
Hangzhou Robam Appliances Co. Ltd.	160,572	718,213
Midea Group Co. Ltd.	85,087	670,521
		1,388,734
INSURANCE - 6.5%
AIA Group Ltd.	209,600	2,086,778
Odontoprev SA *	86,400	320,901
Security		Shares	Value
INSURANCE - 6.5% (Continued)
Ping An Insurance Group Co. of China Ltd.		157,500	$1,817,426
Powszechny Zaklad Ubezpieczen SA *		23,241	225,238
Samsung Life Insurance Co. Ltd.		6,858	416,469
			4,866,812
INTERNET- 11.9%
Alibaba Group Holding Ltd. *		23,600	4,169,412
JD.com, Inc. *		33,600	1,046,640
Naspers Ltd.		3,500	496,826
Pinduoduo, Inc. * ^		11,000	449,680
Tencent Holdings Ltd.		60,600	2,457,564
Yandex NV * ^		12,000	400,680
			9,020,802
IRON/STEEL 0.4%
Kumba Iron Ore Ltd.		11,000	268,862

LODGING - 4.6%
Lemon Tree Hotels Ltd.- 144A *		1,964,995	1,690,027
Minor International PCL		1,021,700	1,218,122
Wynn Macau Ltd.		272,800	591,866
			3,500,015
IRON/STEEL- 0.8%
Jiangxi Copper Co. Ltd.		524,000	613,325

MISCELLANEOUS MANUFACTURING - 1.1%
Airtac International Group		60,000	815,440

OIL & GAS - 5.9%
LUKOIL PJSC - ADR		13,000	1,195,480
Oil & Natural Gas Corp. Ltd.		552,260	1,102,238
PTT Exploration & Production PCL		217,300	866,919
Reliance Industries Ltd. *		64,663	1,332,789
			4,497,426
REAL ESTATE - 2.7%
Ayala Corp.		40,780	690,456
China Overseas Land & Investment Ltd.		284,000	895,960
Pakuwon Jati Tbk PT		10,525,700	468,425
			2,054,841
RETAIL - 4.8%
Atacadao SA		141,000	674,021
Li Ning Co. Ltd.		521,000	1,766,224
Lojas Renner SA *		94,670	1,200,119
			3,640,364
SEMICONDUCTORS - 17.3%
MediaTek, Inc.		163,000	2,176,842
Samsung Electronics Co. Ltd. - ADR - 144A		511	545,748
Samsung Electronics Co. Ltd.		78,000	3,371,148
Samsung Electronics Co. Ltd.		17,399	612,459
SK Hynix, Inc.*		14,381	1,011,214
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^		48,800	2,519,544
Taiwan Semiconductor Manufacturing Co. Ltd. *		289,000	2,832,143
			13,069,098
SOFTWARE - 2.0%
CD Projekt SA		11,097	733,639
HCL Technologies Ltd. *		45,767	750,448
			1,484,087
TELECOMMUNICATIONS - 1.3%
Accton Technology Corp.		169,000	1,005,327

WATER - 2.0%
Guangdong Investment Ltd.		706,000	1,527,653

TOTAL COMMON STOCKS (Cost - $67,684,567)			72,784,297

	Interest	Principal
	Rate %	Amount $
PREFERRED STOCK - 0.7%
OIL & GAS - 0.7%
TATNEFT PJSC	0.000	48,900	502,555
TOTAL PREFERRED STOCK (Cost - $491,843)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2019

Security	Shares	Value
CLOSED END FUND - 1.0%
Vietnam Enterprise Investments Limited	117,461	$737,174
TOTAL CLOSED END FUND (Cost - $679,829)

WARRANT - 0.0%
Minor International PCL - NVDR - Warrant ++	51,085	5,143
TOTAL WARRANT (Cost - $0)

COLLATERAL FOR SECURITIES LOANED - 5.7%	4,347,391	4,347,391
Mount Vernon Prime Portfolio, 2.04% + # (Cost - $4,347,391)

TOTAL INVESTMENTS - 103.8% (Cost - $73,203,630)		$78,376,560
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.8)%		(2,875,715)
NET ASSETS - 100.0%		$75,500,845

ADR - American Depositary Receipt

*	Non-income producing security

^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,210,767 at October 31, 2019.

+	Variable rate security. Interest rate is as of October 31, 2019.

++	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $5,143 or 0.0% of net assets.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $2,651,428 or 3.5% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
China	25.3%	Brazil	4.8%
India	12.1%	Russia	4.1%
Taiwan	11.9%	Thailand	3.3%
South Korea	9.4%	Other Countries **	21.9%
Hong Kong	7.2%	Total	100.0%

*	Based on total value of investments as of October 31, 2019.

**	Includes Collateral for Securities Loaned as of October 31, 2019.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2019

			Dunham	Dunham			Dunham
	Dunham	Dunham	Corporate /	Monthly	Dunham	Dunham	International
	Floating Rate	Long/Short	Government	Distribution	Dynamic Macro	High-Yield	Opportunity
	Bond Fund	Credit Fund	Bond Fund	Fund	Fund	Bond Fund	Bond Fund
Assets:
Investments in securities, at cost	$192,810,860	$81,239,882	$48,401,686	$274,519,642	$37,555,224	$106,257,450	$36,510,648
Investments in securities, at value	$187,440,658	$82,524,301	$50,711,481	$282,066,937	$39,857,318	$106,905,566	$37,785,331
Cash	1,952,193	3,879,285	1,315,797	10,786,180	1,944,737	5,158,480	848,771
Foreign currency, at value (cost $831 and $57,835, respectively)	—	—	—	—	777	—	58,248
Deposits with brokers	—	103,987	—	49,632,668	—	—	115,355
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	—	—	152,084
Unrealized appreciation on futures	—	281,265	—	—	396,894	—	87,417
Premiums paid on swap contracts	—	199,351	—	—	—	—	—
Unrealized appreciation on swap contracts	—	262,909	—	109,373	—	—	—
Receivable for securities sold	4,738,478	—	913,433	19,283,049	—	1,058,524	632,117
Interest and dividends receivable	521,032	466,141	366,289	348,931	5,588	1,450,299	308,427
Receivable for Fund shares sold	216	87,582	51	17,711	1,272	112	36
Prepaid expenses and other assets	24,253	17,751	17,979	25,785	17,946	17,377	20,856
Total Assets	194,676,830	87,822,572	53,325,030	362,270,634	42,224,532	114,590,358	40,008,642

Liabilities:
Option contracts written (premiums received $982,329 and $31,783, respectively)	—	—	—	917,709	35,530	—	—
Securities sold short (proceeds $72,637,494)	—	—	—	77,912,516	—	—	—
Foreign currency overdraft (proceeds $816,101 and 193,700)	—	—	—	819,770	194,479	—	—
Payable for securities purchased	5,892,653	4,727,070	319,350	18,909,237	1,602	601,133	963,182
Payable for Fund shares redeemed	176,909	25,317	16,237	278,660	21,358	116,882	21,598
Distributions payable	4,372	1,801	1,468	74,632	—	6,751	—
Payable upon return of securities loaned	—	—	—	3,284,250	—	3,652,325	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	—	—	161,236
Unrealized depreciation on futures	—	—	—	—	165,158	—	72,624
Unrealized depreciation on swap contracts	—	219,875	—	256,872	—	—	—
Payable for dividends on short sales	—	—	—	201,508	—	—	—
Payable for interest on short sales	—	—	—	46,034	—	—	—
Premiums received on swap contracts	—	294,385	—	—	—	—	—
Payable to adviser	95,968	45,037	22,390	143,637	22,785	56,054	19,597
Payable to sub-adviser	40,922	31,776	8,189	41,997	39,027	7,918	7,546
Payable for distribution fees	7,590	10,183	5,173	40,922	4,097	18,346	319
Payable for administration fees	17,357	8,114	13,281	12,984	5,413	11,533	7,938
Payable for fund accounting fees	3,242	823	848	4,756	1,162	1,872	1,008
Payable for transfer agent fees	5,103	2,387	1,904	7,249	1,923	3,553	1,635
Payable for custody fees	9,947	1,232	7,164	11,583	1,505	2,536	8,602
Payable for third party administrative servicing fees	219	729	69	3,881	704	480	490
Accrued expenses and other liabilities	14,692	13,816	16,825	19,210	15,312	15,661	16,670
Total Liabilities	6,268,974	5,382,545	412,898	102,987,407	510,055	4,495,044	1,282,445

Net Assets	$188,407,856	$82,440,027	$52,912,132	$259,283,227	$41,714,477	$110,095,314	$38,726,197

Net Assets:
Paid in capital	$198,226,656	$80,695,398	$53,761,839	$263,270,640	$40,552,965	$117,033,567	$37,529,350
Accumulated earnings (loss)	(9,818,800)	1,744,629	(849,707)	(3,987,413)	1,161,512	(6,938,253)	1,196,847
Net Assets	$188,407,856	$82,440,027	$52,912,132	$259,283,227	$41,714,477	$110,095,314	$38,726,197

Net Asset Value Per Share
Class N Shares:
Net Assets	$157,757,304	$67,275,580	$42,729,986	$183,318,663	$32,074,231	$90,262,113	$32,926,730
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	16,859,928	7,190,591	3,046,935	5,410,928	3,181,900	10,063,859	3,491,205
Net asset value, offering and redemption price per share	$9.36	$9.36	$14.02	$33.88	$10.08	$8.97	$9.43

Class A Shares:
Net Assets	$21,996,532	$11,087,005	$7,509,677	$42,051,975	$7,712,801	$12,336,283	$4,357,047
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,353,103	1,188,099	536,212	1,285,649	771,066	1,361,647	466,340
Net asset value and redemption price per share *	$9.35	$9.33	$14.01	$32.71	$10.00	$9.06	$9.34
Front-end sales charge factor	0.9550	0.9425	0.9550	0.9425	0.9425	0.9550	0.9550
Offering price per share (Net asset value per share / front-end sales charge factor)	$9.79	$9.90	$14.67	$34.71	$10.61	$9.49	$9.78

Class C Shares:
Net Assets	$8,654,020	$4,077,442	$2,672,469	$33,912,589	$1,927,445	$7,496,918	$1,442,420
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	925,375	449,244	192,159	1,324,684	201,920	840,189	158,247
Net asset value, offering and redemption price per share	$9.35	$9.08	$13.91	$25.60	$9.55	$8.92	$9.11

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2019

		Dunham					Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Large Cap	International	Real Estate	Small Cap	Small Cap	Markets
	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$65,164,604	$59,529,708	$124,730,684	$42,047,989	$53,043,958	$45,048,085	$73,203,630
Investments in securities, at value	$82,859,369	$105,383,318	$135,706,365	$54,258,604	$56,482,384	$50,279,249	$78,376,560
Cash	1,422,378	1,943,878	645,651	636,740	402,987	2,559,071	26,034
Foreign currency, at value (cost $156,831 and 399,543, respectively)	—	—	158,711	—	—	—	397,626
Receivable for securities sold	246,980	—	951,707	—	—	769,460	2,369,035
Interest and dividends receivable	108,475	14,591	676,096	21,896	17,198	7,618	67,750
Receivable for Fund shares sold	2,380	2,222	3,815	1,429	1,586	1,109	2,065
Prepaid expenses and other assets	20,349	24,944	20,440	18,921	16,479	28,250	16,873
Total Assets	84,659,931	107,368,953	138,162,785	54,937,590	56,920,634	53,644,757	81,255,943

Liabilities:
Payable upon return of securities loaned	1,045,000	—	6,325,040	—	542,100	2,123,880	4,347,391
Payable for securities purchased	—	—	1,161,539	—	—	866,730	935,612
Payable for Fund shares redeemed	30,433	76,147	95,688	29,155	34,715	12,137	49,055
Payable to adviser	45,124	57,945	70,240	30,075	30,513	27,765	40,758
Payable to sub-adviser	27,314	30,727	31,125	15,886	35,775	—	333,984
Payable for distribution fees	11,405	18,278	13,174	—	5,053	12,044	7,965
Payable for administration fees	5,511	6,186	11,199	4,546	4,534	4,381	6,222
Payable for fund accounting fees	1,386	1,632	1,951	947	896	847	1,200
Payable for transfer agent fees	2,965	883	3,667	2,311	2,295	2,329	2,375
Payable for custody fees	2,846	414	21,958	1,778	2,473	2,423	14,336
Payable for third party administrative servicing fees	255	1,339	523	300	465	442	131
Accrued expenses and other liabilities	14,966	16,375	13,597	14,832	14,997	15,231	16,069
Total Liabilities	1,187,205	209,926	7,749,701	99,830	673,816	3,068,209	5,755,098

Net Assets	$83,472,726	$107,159,027	$130,413,084	$54,837,760	$56,246,818	$50,576,548	$75,500,845

Net Assets:
Paid in capital	$63,646,269	$59,285,436	$121,809,221	$39,416,887	$54,054,822	$46,747,888	$71,574,605
Accumulated earnings	19,826,457	47,873,591	8,603,863	15,420,873	2,191,996	3,828,660	3,926,240
Net Assets	$83,472,726	$107,159,027	$130,413,084	$54,837,760	$56,246,818	$50,576,548	$75,500,845

Net Asset Value Per Share
Class N Shares:
Net Assets	$61,790,592	$74,714,208	$101,505,227	$42,864,867	$43,563,642	$37,339,570	$59,931,017
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,131,278	3,082,817	6,545,109	2,294,138	2,969,775	2,333,488	4,198,355
Net asset value, offering and redemption price per share	$14.96	$24.24	$15.51	$18.68	$14.67	$16.00	$14.27

Class A Shares:
Net Assets	$16,362,722	$24,130,538	$22,498,936	$9,161,099	$9,848,360	$10,797,443	$12,106,402
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,100,209	1,017,576	1,462,443	486,918	681,430	715,530	868,276
Net asset value, and redemption price per share *	$14.87	$23.71	$15.38	$18.81	$14.45	$15.09	$13.94
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$15.78	$25.16	$16.32	$19.96	$15.33	$16.01	$14.79

Class C Shares:
Net Assets	$5,319,412	$8,314,281	$6,408,921	$2,811,794	$2,834,816	$2,439,535	$3,463,426
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	375,510	373,699	440,600	158,949	226,633	211,442	263,239
Net asset value, offering and redemption price per share	$14.17	$22.25	$14.55	$17.69	$12.51	$11.54	$13.16

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2019

			Dunham	Dunham			Dunham
	Dunham	Dunham	Corporate /	Monthly	Dunham	Dunham	International
	Floating Rate	Long/Short	Government	Distribution	Dynamic Macro	High-Yield	Opportunity
	Bond Fund	Credit Fund	Bond Fund	Fund	Fund	Bond Fund	Bond Fund
Investment Income:
Interest income	$10,468,562	$2,552,403	$1,992,630	$2,395,019	$480,357	$6,724,515	$428,576
Dividend income	20,345	—	—	3,618,260	648,074	37,587	—
Securities lending income-net	1,077	4,081	877	8,826	18,485	27,209	—
Less: Foreign withholding taxes	—	—	—	(28,813)	—	—	(30,344)
Total Investment Income	10,489,984	2,556,484	1,993,507	5,993,292	1,146,916	6,789,311	398,232

Operating Expenses:
Investment advisory fees	1,121,127	431,695	257,260	1,743,248	264,087	653,024	224,883
Sub-advisory fees	540,247	398,488	154,356	1,609,152	304,716	348,279	168,662
Sub-advisory performance fees	(200,947)	(225,828)	(72,688)	(275,125)	(103,557)	(77,483)	(91,917)
Fund accounting fees	37,035	12,600	9,963	53,192	8,417	21,363	7,772
Distribution fees- Class C Shares	61,425	35,757	20,370	347,330	17,656	55,123	10,423
Distribution fees- Class A Shares	52,089	21,086	14,746	106,189	18,181	30,125	10,001
Administration fees	155,729	51,939	103,124	138,789	32,759	96,931	56,364
Registration fees	42,616	54,035	49,251	55,264	44,264	52,285	37,350
Transfer agent fees	40,273	23,502	21,189	51,859	19,919	29,722	19,521
Custodian fees	41,363	10,333	40,556	65,199	8,245	12,278	46,381
Professional fees	25,556	18,635	16,111	29,770	15,660	20,216	15,424
Chief Compliance Officer fees	23,149	8,059	6,592	33,343	5,376	13,782	6,059
Printing and postage expense	29,391	20,385	16,535	76,743	8,162	20,808	10,704
Trustees’ fees	12,034	4,600	3,487	16,184	3,170	7,108	2,696
Insurance expense	3,259	724	952	3,074	764	1,962	701
Line of credit expense	—	—	3,118	1,013,810	142	—	579
Interest expense	355	—	—	10,458	7,811	969	—
Third party administrative servicing fees	4,515	6,243	2,438	37,151	1,935	5,365	1,243
Dividend expense on short sales	—	—	—	2,304,719	—	—	—
Miscellaneous expenses	12,993	6,744	5,279	15,563	4,736	7,391	3,640
Net Operating Expenses	2,002,209	878,997	652,639	7,435,912	662,443	1,299,248	530,486

Net Investment Income (Loss)	8,487,775	1,677,487	1,340,868	(1,442,620)	484,473	5,490,063	(132,254)

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions, and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	(1,573,440)	2,707,557	113,200	5,542,612	2,356,909	(1,991,065)	(79,653)
Futures	—	(1,914,195)	—	—	(63,751)	—	218,469
Purchased options	—	—	—	3,258,819	661,022	—	—
Securities sold short	—	—	—	(5,149,692)	—	—	—
Written options	—	—	—	(2,155,046)	183,987	—	—
Swap contracts	—	(425,806)	—	515,796	—	—	—
Foreign currency transactions	—	—	—	(271,465)	25,517	—	—
Forward foreign currency exchange contracts	—	—	—	—	—	—	(31,324)
Net realized gain (loss)	(1,573,440)	367,556	113,200	1,741,024	3,163,684	(1,991,065)	107,492
Net change in unrealized appreciation (depreciation) on:
Investments	(3,869,644)	1,474,370	3,618,411	15,593,404	(1,936,054)	4,726,623	2,366,135
Futures	—	159,108	—	—	924,345	—	20,397
Purchased options	—	—	—	(1,410,366)	280,130	—	—
Securities sold short	—	—	—	(7,971,017)	—	—	—
Written options	—	—	—	(555,567)	(3,205)	—	—
Swap contracts	—	39,218	—	(147,499)	—	—	—
Foreign currency translations	—	—	—	227,697	(9,212)	—	665
Forward foreign currency exchange contracts	—	—	—	—	—	—	(91,347)
Net change in unrealized appreciation (depreciation)	(3,869,644)	1,672,696	3,618,411	5,736,652	(743,996)	4,726,623	2,295,850
Net Realized and Unrealized Gain (Loss)	(5,443,084)	2,040,252	3,731,611	7,477,676	2,419,688	2,735,558	2,403,342

Net Increase in Net Assets Resulting From Operations	$3,044,691	$3,717,739	$5,072,479	$6,035,056	$2,904,161	$8,225,621	$2,271,088

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2019

		Dunham					Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Large Cap	International	Real Estate	Small Cap	Small Cap	Markets
	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund
Investment Income:
Interest income	$36,863	$6,576	$13,014	$18,151	$10,968	$52,060	$14,681
Dividend income	1,876,174	253,399	5,012,665	1,633,865	842,743	172,991	2,321,813
Securities lending income-net	2,104	3,152	38,530	2,447	3,787	40,960	6,815
Less: Foreign withholding taxes	—	—	(579,462)	—	—	—	(218,198)
Total Investment Income	1,915,141	263,127	4,484,747	1,654,463	857,498	266,011	2,125,111

Operating Expenses:
Investment advisory fees	510,013	645,159	784,061	363,725	325,425	325,050	456,017
Sub-advisory fees	235,390	347,393	784,061	223,831	175,229	250,038	329,678
Sub-advisory performance fees	(65,089)	84,529	(260,552)	(125,217)	145,175	159,806	47,623
Sub-advisory fees Minimum	—	—	—	—	50,065	—	—
Fund accounting fees	15,280	19,313	23,523	10,905	9,886	9,777	13,652
Distribution fees- Class C Shares	48,164	73,588	60,263	26,030	25,283	24,279	32,463
Distribution fees- Class A Shares	37,351	54,976	50,100	23,056	21,294	27,022	28,930
Administration fees	47,276	56,468	113,402	37,639	36,190	36,554	54,950
Registration fees	51,288	47,572	53,160	50,410	43,702	66,482	51,862
Transfer agent fees	28,434	32,532	31,754	22,740	21,958	24,503	24,156
Custodian fees	12,006	7,659	119,284	9,128	7,835	17,881	82,172
Professional fees	19,086	20,285	21,523	17,311	16,800	17,484	21,934
Chief Compliance Officer fees	10,086	14,798	15,492	7,396	6,439	6,269	8,679
Printing and postage expense	13,475	17,323	19,473	10,241	10,732	15,613	13,538
Trustees’ fees	5,141	6,041	7,694	3,780	3,078	3,278	4,547
Insurance expense	1,230	1,345	1,850	908	670	682	1,130
Interest expense	—	1,793	—	133	—	354	—
Third party administrative servicing fees	4,668	13,446	4,131	4,166	3,259	9,516	5,683
Line of credit expense	156	—	1,167	—	204	—	2,807
Miscellaneous expenses	5,727	5,913	12,155	6,806	6,560	5,242	10,247
Total Operating Expenses	979,682	1,450,133	1,842,541	692,988	909,784	999,830	1,190,068
Less: Fees paid indirectly	(2,227)	(973)	(1,062)	—	—	(6,128)	—
Net Operating Expenses	977,455	1,449,160	1,841,479	692,988	909,784	993,702	1,190,068

Net Investment Income (Loss)	937,686	(1,186,033)	2,643,268	961,475	(52,286)	(727,691)	935,043

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) from:
Investments	1,944,710	4,250,180	(4,756,479)	3,193,888	(1,163,298)	(118,043)	(842,082)
Foreign currency transactions	—	—	(86,899)	—	—	—	(181,728)
Net realized gain (loss)	1,944,710	4,250,180	(4,843,378)	3,193,888	(1,163,298)	(118,043)	(1,023,810)
Net change in unrealized appreciation on:	—						—
Investments	5,655,326	12,506,512	10,779,871	7,934,838	4,454,208	2,086,493	8,465,649
Foreign currency translations	—	—	9,930	—	—	—	236
Net change in unrealized appreciation	5,655,326	12,506,512	10,789,801	7,934,838	4,454,208	2,086,493	8,465,885
Net Realized and Unrealized Gain	7,600,036	16,756,692	5,946,423	11,128,726	3,290,910	1,968,450	7,442,075

Net Increase in Net Assets Resulting From Operations	$8,537,722	$15,570,659	$8,589,691	$12,090,201	$3,238,624	$1,240,759	$8,377,118

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Floating Rate		Long/Short		Corporate/Government		Monthly Distribution		Dynamic Macro
	Bond Fund		Credit Fund		Bond Fund		Fund		Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018

Operations:
Net investment income (loss)	$8,487,775	$7,513,198	$1,677,487	$590,638	$1,340,868	$1,551,962	$(1,442,620)	$277,888	$484,473	$56,596
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts, foreign currency transactions and forward foreign currency exchange contracts	(1,573,440)	(331,695)	367,556	2,210,212	113,200	(1,340,800)	1,741,024	5,972,173	3,163,684	(1,621,185)
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, foreign currency translations and forward foreign currency exchange contracts	(3,869,644)	(1,770,479)	1,672,696	(1,199,986)	3,618,411	(2,180,187)	5,736,652	(8,557,186)	(743,996)	(1,415,776)
Net Increase (Decrease) in Net Assets Resulting From Operations	3,044,691	5,411,024	3,717,739	1,600,864	5,072,479	(1,969,025)	6,035,056	(2,307,125)	2,904,161	(2,980,365)

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	(10,187,402)	(7,909,457)	(178,934)	—
Class A	—	—	—	—	—	—	(2,350,197)	(1,741,683)	(40,574)	—
Class C	—	—	—	—	—	—	(2,424,555)	(1,667,572)	(9,272)	—
Total Other Distributions Paid
Class N	(7,355,813)	(6,592,532)	(1,851,434)	(364,941)	(1,166,344)	(1,401,772)	—	(1,898,259)	(631,590)	—
Class A	(929,175)	(741,771)	(244,159)	(72,290)	(145,603)	(146,528)	—	(415,753)	(125,095)	—
Class C	(325,188)	(226,608)	(92,505)	(42,412)	(53,076)	(59,070)	—	(402,623)	(14,866)	—
Total Distributions to Shareholders	(8,610,176)	(7,560,911)	(2,188,098)	(479,643)	(1,365,023)	(1,607,370)	(14,962,154)	(14,035,347)	(1,000,331)	—

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	39,184,312	53,805,879	49,856,416	24,690,679	18,045,990	26,102,884	53,671,386	79,596,658	4,498,166	10,438,482
Class A	6,544,499	9,607,696	6,262,396	4,941,263	3,282,599	2,745,411	16,026,986	16,902,262	2,260,121	4,198,213
Class C	3,605,718	2,552,475	1,130,847	966,403	498,975	776,525	8,179,345	9,988,079	393,839	534,780
Reinvestment of distributions
Class N	7,342,514	6,585,506	1,830,183	364,087	1,159,769	1,400,755	9,872,584	9,579,318	809,408	—
Class A	899,214	714,614	221,475	60,330	140,795	139,151	2,043,964	1,880,728	163,799	—
Class C	318,158	223,666	91,248	38,665	50,669	57,080	2,063,878	1,747,942	24,112	—
Cost of shares redeemed
Class N	(48,969,779)	(51,103,375)	(21,756,496)	(2,712,641)	(20,749,068)	(46,043,475)	(75,962,023)	(88,657,959)	(10,343,817)	(8,552,847)
Class A	(5,055,411)	(6,113,143)	(1,842,303)	(2,061,767)	(1,616,819)	(3,493,266)	(17,630,659)	(14,526,312)	(2,964,315)	(2,009,156)
Class C	(2,272,992)	(1,675,351)	(348,842)	(729,306)	(829,785)	(1,102,595)	(9,103,352)	(9,085,236)	(282,970)	(673,743)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	1,596,233	14,597,967	35,444,924	25,557,713	(16,875)	(19,417,530)	(10,837,891)	7,425,480	(5,441,657)	3,935,729

Total Increase (Decrease) in Net Assets	(3,969,252)	12,448,080	36,974,565	26,678,934	3,690,581	(22,993,925)	(19,764,989)	(8,916,992)	(3,537,827)	955,364

Net Assets:
Beginning of Year	192,377,108	179,929,028	45,465,462	18,786,528	49,221,551	72,215,476	279,048,216	287,965,208	45,252,304	44,296,940
End of Year	$188,407,856	$192,377,108	$82,440,027	$45,465,462	$52,912,132	$49,221,551	$259,283,227	$279,048,216	$41,714,477	$45,252,304

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	High-Yield		International Opportunity		Large Cap		Focused Large Cap		International
	Bond Fund		Bond Fund		Value Fund		Growth Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018

Operations:
Net investment income (loss)	$5,490,063	$5,633,847	$(132,254)	$(148,640)	$937,686	$635,854	$(1,186,033)	$(966,560)	$2,643,268	$1,350,212
Net realized gain (loss) from investments, futures and foreign currency transactions	(1,991,065)	(321,233)	107,492	322,454	1,944,710	2,733,977	4,250,180	6,846,462	(4,843,378)	6,533,665
Net change in unrealized appreciation (depreciation) on investments, swap contracts, futures, foreign currency transactions and foreign currency exchange contracts	4,726,623	(6,315,823)	2,295,850	(1,574,463)	5,655,326	(1,893,243)	12,506,512	7,268,219	10,789,801	(16,664,110)
Net Increase (Decrease) in Net Assets Resulting From Operations	8,225,621	(1,003,209)	2,271,088	(1,400,649)	8,537,722	1,476,588	15,570,659	13,148,121	8,589,691	(8,780,233)

Distributions to Shareholders From:
Total Distributions Paid
Class N	(4,676,120)	(4,663,689)	(206,819)	(37,115)	(2,696,550)	(1,037,225)	(4,430,347)	(529,592)	(5,927,318)	(3,839,253)
Class A	(597,867)	(548,313)	(16,011)	(3,597)	(634,655)	(179,080)	(1,226,758)	(125,188)	(1,198,236)	(663,334)
Class C	(332,845)	(308,033)	(2,165)	(1,630)	(174,020)	(54,544)	(564,922)	(67,305)	(358,199)	(254,735)
Total Distributions to Shareholders	(5,606,832)	(5,520,035)	(224,995)	(42,342)	(3,505,225)	(1,270,849)	(6,222,027)	(722,085)	(7,483,753)	(4,757,322)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	19,813,226	25,839,703	6,400,219	8,552,449	9,646,917	11,276,861	21,107,712	14,557,522	18,220,512	20,225,562
Class A	3,165,578	4,933,144	1,348,987	1,815,069	5,417,648	5,983,202	19,065,395	6,139,307	6,588,356	9,177,700
Class C	918,509	1,222,617	232,881	438,364	1,174,322	770,794	2,938,833	1,148,834	1,156,103	1,236,899
Reinvestment of distributions
Class N	4,652,938	4,624,638	206,756	37,090	2,688,416	1,034,573	4,369,570	527,415	5,919,259	3,736,841
Class A	565,402	500,869	15,700	3,538	612,304	174,869	1,096,111	119,002	1,172,202	644,219
Class C	306,338	277,641	2,165	1,630	171,204	53,746	513,630	63,642	355,855	250,970
Cost of shares redeemed
Class N	(30,912,858)	(34,003,205)	(7,278,732)	(7,995,121)	(9,736,416)	(12,244,072)	(17,190,050)	(21,393,431)	(12,936,799)	(14,178,501)
Class A	(4,095,837)	(4,450,345)	(1,024,835)	(809,868)	(3,148,530)	(3,792,405)	(12,817,565)	(6,326,125)	(3,706,725)	(4,944,496)
Class C	(1,318,561)	(1,476,839)	(229,054)	(333,168)	(505,098)	(1,312,478)	(2,573,388)	(2,135,494)	(877,014)	(1,547,611)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(6,905,265)	(2,531,777)	(325,913)	1,709,983	6,320,767	1,945,090	16,510,248	(7,299,328)	15,891,749	14,601,583

Total Increase (Decrease) in Net Assets	(4,286,476)	(9,055,021)	1,720,180	266,992	11,353,264	2,150,829	25,858,880	5,126,708	16,997,687	1,064,028

Net Assets:
Beginning of Year	114,381,790	123,436,811	37,006,017	36,739,025	72,119,462	69,968,633	81,300,147	76,173,439	113,415,397	112,351,369
End of Year	$110,095,314	$114,381,790	$38,726,197	$37,006,017	$83,472,726	$72,119,462	$107,159,027	$81,300,147	$130,413,084	$113,415,397

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Real Estate		Small Cap		Small Cap		Emerging Markets
	Stock Fund		Value Fund		Growth Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2019	Oct. 31, 2018

Operations:
Net investment income (loss)	$961,475	$899,505	$(52,286)	$(45,684)	$(727,691)	$(590,382)	$935,043	$1,152,940
Net realized gain (loss) from investments and foreign currency transactions	3,193,888	(174,994)	(1,163,298)	5,105,140	(118,043)	9,207,612	(1,023,810)	1,431,468
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,934,838	(546,360)	4,454,208	(5,420,545)	2,086,493	(3,717,938)	8,465,885	(16,889,852)

Net Increase (Decrease) in Net Assets Resulting From Operations	12,090,201	178,151	3,238,624	(361,089)	1,240,759	4,899,292	8,377,118	(14,305,444)

Distributions to Shareholders From:
Total Distributions Paid
Class N	(798,931)	(545,647)	(3,953,207)	(2,382,575)	(6,275,235)	(3,540,224)	(1,006,872)	(510,282)
Class A	(140,920)	(80,421)	(859,290)	(495,340)	(2,133,326)	(1,070,104)	(167,073)	(67,957)
Class C	(23,866)	(19,495)	(272,184)	(301,971)	(652,365)	(474,106)	(29,750)	(13,160)
Total Distributions to Shareholders	(963,717)	(645,563)	(5,084,681)	(3,179,886)	(9,060,926)	(5,084,434)	(1,203,695)	(591,399)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	4,820,022	18,420,383	9,580,246	17,353,604	13,660,779	12,088,512	10,284,122	20,915,714
Class A	2,547,627	4,483,032	3,224,004	4,612,064	4,059,178	5,475,767	4,738,975	6,171,549
Class C	487,070	555,329	887,413	433,472	981,344	468,765	660,262	1,090,420
Reinvestment of distributions
Class N	797,852	544,150	3,947,325	2,312,130	5,929,101	3,415,609	997,722	494,306
Class A	138,429	78,284	796,269	445,163	1,888,425	959,794	162,685	64,832
Class C	23,724	19,299	272,184	264,864	648,129	474,106	28,820	13,079
Cost of shares redeemed
Class N	(14,694,994)	(9,723,240)	(5,804,339)	(2,502,809)	(10,930,828)	(6,253,725)	(10,266,820)	(7,511,939)
Class A	(3,802,083)	(2,038,975)	(1,723,295)	(1,141,557)	(3,921,776)	(2,475,581)	(3,631,729)	(2,670,093)
Class C	(521,603)	(661,776)	(343,347)	(868,985)	(1,318,920)	(777,346)	(732,423)	(659,386)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(10,203,956)	11,676,486	10,836,460	20,907,946	10,995,432	13,375,901	2,241,614	17,908,482

Total Increase in Net Assets	922,528	11,209,074	8,990,403	17,366,971	3,175,265	13,190,759	9,415,037	3,011,639

Net Assets:
Beginning of Year	53,915,232	42,706,158	47,256,415	29,889,444	47,401,283	34,210,524	66,085,808	63,074,169
End of Year	$54,837,760	$53,915,232	$56,246,818	$47,256,415	$50,576,548	$47,401,283	$75,500,845	$66,085,808

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.62	$9.73	$9.70	$9.60	$9.87
Income from investment operations:
Net investment income*	0.44	0.40	0.35	0.33	0.32
Net realized and unrealized gain (loss)	(0.26)	(0.11)	0.03	0.10	(0.27)
Total income from investment operations	0.18	0.29	0.38	0.43	0.05
Less distributions:
Distributions from net investment income	(0.44)	(0.40)	(0.35)	(0.33)	(0.32)
Total distributions	(0.44)	(0.40)	(0.35)	(0.33)	(0.32)
Net asset value, end of year	$9.36	$9.62	$9.73	$9.70	$9.60
Total return + #	1.99%	3.02%	4.01%	4.63%	0.51%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$157,757	$164,936	$157,485	$94,219	$73,316
Ratios of expenses to average net assets:	1.01%	0.97%	1.03%	1.34%	1.27%
Ratios of net investment income to average net assets:	4.60%	4.08%	3.60%	3.24%	3.24%
Portfolio turnover rate	44%	79%	91%	62%	51%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.61	$9.72	$9.70	$9.59	$9.87	$9.62	$9.73	$9.69	$9.59	$9.86
Income (loss) from investment operations:
Net investment income*	0.41	0.37	0.32	0.31	0.30	0.37	0.33	0.28	0.26	0.24
Net realized and unrealized gain (loss)	(0.25)	(0.11)	0.03	0.11	(0.28)	(0.27)	(0.11)	0.04	0.10	(0.26)
Total income (loss) from investment operations	0.16	0.26	0.35	0.42	0.02	0.10	0.22	0.32	0.36	(0.02)
Less distributions:
Distributions from net investment income	(0.42)	(0.37)	(0.33)	(0.31)	(0.30)	(0.37)	(0.33)	(0.28)	(0.26)	(0.25)
Total distributions	(0.42)	(0.37)	(0.33)	(0.31)	(0.30)	(0.37)	(0.33)	(0.28)	(0.26)	(0.25)
Net asset value, end of year	$9.35	$9.61	$9.72	$9.70	$9.59	$9.35	$9.62	$9.73	$9.69	$9.59
Total return + #	1.74%	2.77%	3.64%	4.49%	0.16%	1.13%	2.26%	3.31%	3.87%	(0.23)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$21,997	$20,205	$16,229	$10,923	$8,598	$8,654	$7,236	$6,215	$4,545	$3,573
Ratios of expenses to average net assets:	1.26%	1.22%	1.28%	1.59%	1.52%	1.76%	1.72%	1.78%	2.10%	2.02%
Ratios of net investment income to average net assets:	4.36%	3.84%	3.33%	3.49%	2.99%	3.86%	3.43%	2.89%	2.74%	2.49%
Portfolio turnover rate	44%	79%	91%	62%	51%	44%	79%	91%	62%	51%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.19	$8.68	$8.05	$8.75	$10.88
Income (loss) from investment operations:
Net investment income*	0.24	0.23	0.16	0.23	0.27
Net realized and unrealized gain (loss)	0.24	0.49	0.72	(0.39)	(0.51)
Total income (loss) from investment operations	0.48	0.72	0.88	(0.16)	(0.24)
Less distributions:
Distributions from net investment income	(0.31)	(0.21)	(0.25)	(0.36)	(0.17)
Distributions from net realized gains	—	—	—	(0.18)	(1.72)
Total distributions	(0.31)	(0.21)	(0.25)	(0.54)	(1.89)
Net asset value, end of year	$9.36	$9.19	$8.68	$8.05	$8.75
Total return + #	5.31%	8.42%	11.20%	(1.92)%	(2.67)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$67,276	$36,055	$12,953	$16,929	$20,210
Ratios of expenses to average net assets:	1.24%	1.44%	1.41%	1.42%	1.34%
Ratios of net investment income to average net assets:	2.60%	2.52%	1.90%	2.83%	2.83%
Portfolio turnover rate	426%	275%	106%	96%	82%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.17	$8.66	$8.03	$8.73	$10.85	$8.94	$8.46	$7.86	$8.56	$10.66
Income (loss) from investment operations:
Net investment income*	0.22	0.19	0.14	0.20	0.24	0.15	0.11	0.07	0.14	0.18
Net realized and unrealized gain (loss)	0.22	0.50	0.72	(0.39)	(0.50)	0.23	0.49	0.71	(0.39)	(0.50)
Total income (loss) from investment operations	0.44	0.69	0.86	(0.19)	(0.26)	0.38	0.60	0.78	(0.25)	(0.32)
Less distributions:
Distributions from net investment income	(0.28)	(0.18)	(0.23)	(0.33)	(0.14)	(0.24)	(0.12)	(0.18)	(0.27)	(0.06)
Distributions from net realized gains	—	—	—	(0.18)	(1.72)	—	—	—	(0.18)	(1.72)
Total distributions	(0.28)	(0.18)	(0.23)	(0.51)	(1.86)	(0.24)	(0.12)	(0.18)	(0.45)	(1.78)
Net asset value, end of year	$9.33	$9.17	$8.66	$8.03	$8.73	$9.08	$8.94	$8.46	$7.86	$8.56
Total return + #	4.95%	8.10%	10.92%	(2.19)%	(2.84)%	4.34%	7.21%	10.08%	(2.95)%	(3.53)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$11,087	$6,265	$3,125	$3,638	$4,211	$4,077	$3,145	$2,708	$3,181	$4,956
Ratios of expenses to average net assets:	1.48%	1.69%	1.66%	1.67%	1.59%	2.22%	2.44%	2.41%	2.44%	2.34%
Ratios of net investment income to average net assets:	2.36%	2.13%	1.66%	2.57%	2.56%	1.63%	1.22%	0.93%	1.81%	1.91%
Portfolio turnover rate	426%	275%	106%	96%	82%	426%	275%	106%	96%	82%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.06	$13.82	$13.92	$13.75	$14.14
Income (loss) from investment operations:
Net investment income*	0.36	0.34	0.31	0.36	0.42
Net realized and unrealized gain (loss)	0.96	(0.74)	(0.08)	0.19	(0.37)
Total income (loss) from investment operations	1.32	(0.40)	0.23	0.55	0.05
Less distributions:
Distributions from net investment income	(0.36)	(0.36)	(0.33)	(0.38)	(0.44)
Total distributions	(0.36)	(0.36)	(0.33)	(0.38)	(0.44)
Net asset value, end of year	$14.02	$13.06	$13.82	$13.92	$13.75
Total return + #	10.27%	(2.93)%	1.72%	4.09%	0.36%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$42,730	$41,151	$62,757	$48,025	$41,989
Ratios of expenses to average net assets:	1.20%	1.20%	1.35%	1.13%	1.06%
Ratios of net investment income to average net assets:	2.68%	2.53%	2.27%	2.61%	3.00%
Portfolio turnover rate	76%	92%	61%	58%	54%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.04	$13.80	$13.90	$13.73	$14.13	$12.95	$13.71	$13.81	$13.65	$14.05
Income (loss) from investment operations:
Net investment income*	0.33	0.31	0.28	0.33	0.38	0.26	0.24	0.21	0.26	0.31
Net realized and unrealized gain (loss)	0.97	(0.74)	(0.08)	0.19	(0.37)	0.96	(0.74)	(0.08)	0.18	(0.37)
Total income (loss) from investment operations	1.30	(0.43)	0.20	0.52	0.01	1.22	(0.50)	0.13	0.44	(0.06)
Less distributions:
Distributions from net investment income	(0.33)	(0.33)	(0.30)	(0.35)	(0.41)	(0.26)	(0.26)	(0.23)	(0.28)	(0.34)
Total distributions	(0.33)	(0.33)	(0.30)	(0.35)	(0.41)	(0.26)	(0.26)	(0.23)	(0.28)	(0.34)
Net asset value, end of year	$14.01	$13.04	$13.80	$13.90	$13.73	$13.91	$12.95	$13.71	$13.81	$13.65
Total return + #	10.09%	(3.17)%	1.47%	3.86%	0.04%	9.53%	(3.67)%	0.98%	3.27%	(0.45)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$7,510	$5,311	$6,260	$4,832	$4,788	$2,672	$2,760	$3,199	$3,364	$3,698
Ratios of expenses to average net assets:	1.45%	1.45%	1.60%	1.38%	1.31%	1.95%	1.95%	2.10%	1.88%	1.81%
Ratios of net investment income to average net assets:	2.41%	2.31%	2.01%	2.40%	2.74%	1.92%	1.81%	1.52%	1.89%	2.27%
Portfolio turnover rate	76%	92%	61%	58%	54%	76%	92%	61%	58%	54%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$34.84	$36.71	$35.74	$36.36	$38.16
Income (loss) from investment operations:
Net investment income (loss)*	(0.13)	0.09	(0.36)	0.14	(0.18)
Net realized and unrealized gain (loss)	1.02	(0.25)	2.79	0.49	(0.39)
Total income (loss) from investment operations	0.89	(0.16)	2.43	0.63	(0.57)
Less distributions:
Distributions from net investment income	—	—	—	(0.55)	—
Distributions from net realized gains	—	(0.35)	—	—	(0.80)
Tax return of capital	(1.85)	(1.36)	(1.46)	(0.70)	(0.43)
Total distributions	(1.85)	(1.71)	(1.46)	(1.25)	(1.23)
Net asset value, end of year	$33.88	$34.84	$36.71	$35.74	$36.36
Total return + #	2.61%	(0.45)%	6.92%	1.79%	(1.53)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$183,319	$201,405	$212,178	$153,084	$163,843
Ratios of expenses to average net assets:
After waivers	2.62%	2.16%	2.73%	1.85%	2.09%
Dividends/borrowings on short sales	1.24%	1.10%	1.17%	0.61%	0.47%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.38%	1.06%	1.59%	1.26%	2.17%
After fee waivers	1.38%	1.06%	1.56%	1.24%	1.62%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(0.39)%	0.25%	(1.06)%	0.39%	(0.56)%
After fee waivers	(0.39)%	0.25%	(1.03)%	0.40%	(0.48)%
Portfolio turnover rate	496%	453%	382%	208%	155%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$33.77	$35.73	$34.90	$35.63	$37.52	$27.02	$29.15	$28.94	$29.99	$32.01
Income (loss) from investment operations:
Net investment income (loss)*	(0.21)	0.00 (a)	(0.40)	0.13	(0.27)	(0.36)	(0.21)	(0.55)	(0.14)	(0.46)
Net realized and unrealized gain (loss)	1.00	(0.25)	2.69	0.39	(0.39)	0.79	(0.21)	2.22	0.34	(0.33)
Total income (loss) from investment operations	0.79	(0.25)	2.29	0.52	(0.66)	0.43	(0.42)	1.67	0.20	(0.79)
Less distributions:
Distributions from net investment income	—	—	—	(0.55)	—	—	—	—	(0.55)	—
Distributions from net realized gains	—	(0.35)	—	—	(0.80)	—	(0.35)	—	—	(0.80)
Tax return of capital	(1.85)	(1.36)	(1.46)	(0.70)	(0.43)	(1.85)	(1.36)	(1.46)	(0.70)	(0.43)
Total distributions	(1.85)	(1.71)	(1.46)	(1.25)	(1.23)	(1.85)	(1.71)	(1.46)	(1.25)	(1.23)
Net asset value, end of year	$32.71	$33.77	$35.73	$34.90	$35.63	$25.60	$27.02	$29.15	$28.94	$29.99
Total return + #	2.39%	(0.72)%	6.64%	1.54%	(1.80)%	1.63%	(1.48)%	5.82%	0.75%	(2.53)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$42,052	$42,980	$41,186	$45,552	$74,247	$33,913	$34,664	$34,601	$39,118	$50,215
Ratios of expenses to average net assets:
After waivers	2.87%	2.41%	2.93%	2.06%	2.33%	3.62%	3.16%	3.68%	2.83%	3.09%
Dividends/borrowings on short sales	1.24%	1.10%	1.12%	0.59%	0.47%	1.23%	1.10%	1.12%	0.60%	0.47%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.63%	1.31%	1.83%	1.49%	2.42%	2.39%	2.06%	2.58%	2.24%	3.16%
After fee waivers	1.63%	1.31%	1.81%	1.48%	1.86%	2.39%	2.06%	2.56%	2.23%	2.62%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	(0.63)%	0.01%	(1.14)%	0.36%	(0.79)%	(1.38)%	(0.73)%	(1.89)%	(0.50)%	(1.54)%
After fee waivers	(0.63)%	0.01%	(1.11)%	0.37%	(0.71)%	(1.38)%	(0.73)%	(1.86)%	(0.48)%	(1.46)%
Portfolio turnover rate	496%	453%	382%	208%	155%	496%	453%	382%	208%	155%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of year	$9.53	$10.18		$9.55	$9.81		$9.65
Income (loss) from investment operations:
Net investment income (loss) *	0.12	0.02		(0.03)	(0.00	) (a)	(0.14)
Net realized and unrealized gain (loss) **	0.65	(0.67)		0.66	(0.26)		0.30
Total income (loss) from investment operations	0.77	(0.65)		0.63	(0.26)		0.16
Less distributions:
Distributions from net investment income	(0.17)	—		—	—		—
Tax return of capital	(0.05)	—		—	—		—
Total distributions	(0.22)	—		—	—		—
Net asset value, end of year	$10.08	$9.53		$10.18	$9.55		$9.81
Total return + #	8.35%	(6.39)%		6.60%	(2.68)%		1.66%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$32,074	$35,638		$36,104	$28,650		$28,518
Ratios of expenses to average net assets:	1.54%	1.80%		1.83%	1.63%		2.15%
Ratios of net investment income (loss) to average net assets:	1.29%	0.20%		(0.32)%	(0.03)%		(1.37)%
Portfolio turnover rate	28%	11%		7%	54%		70%

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2019	2018		2017	2016		2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.46	$10.12		$9.52	$9.81		$9.68	$9.03	$9.74	$9.23	$9.58	$9.52
Income (loss) from investment operations:
Net investment income (loss) *	0.10	0.00	(a)	(0.06)	(0.02)		(0.14)	0.02	(0.08)	(0.12)	(0.09)	(0.26)
Net realized and unrealized gain (loss) **	0.64	(0.66)		0.66	(0.27)		0.27	0.63	(0.63)	0.63	(0.26)	0.32
Total income (loss) from investment operations	0.74	(0.66)		0.60	(0.29)		0.13	0.65	(0.71)	0.51	(0.35)	0.06
Less distributions:
Distributions from net investment income	(0.15)	—		—	—		—	(0.08)	—	—	—	—
Tax return of capital	(0.05)	—		—	—		—	(0.05)	—	—	—	—
Total distributions	(0.20)	—		—	—		—	(0.13)	—	—	—	—
Net asset value, end of year	$10.00	$9.46		$10.12	$9.52		$9.81	$9.55	$9.03	$9.74	$9.23	$9.58
Total return + #	8.04%	(6.52)%		6.30%	(2.95)%		1.34%	7.31%	(7.29)%	5.53%	(3.66)%	0.63%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$7,713	$7,918		$6,224	$3,897		$3,296	$1,927	$1,696	$1,969	$2,131	$1,938
Ratios of expenses to average net assets:	1.79%	2.05%		2.08%	1.88%		2.40%	2.54%	2.80%	2.83%	2.63%	3.15%
Ratios of net investment income (loss) to average net assets:	1.03%	0.00	% (b)	(0.58)%	(0.26)%		(1.63)%	0.20%	(0.84)%	(1.34)%	(1.02)%	(2.35)%
Portfolio turnover rate	28%	11%		7%	54%		70%	28%	11%	7%	54%	70%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2015 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Represents less than 0.01%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.72	$9.22	$8.94	$8.92	$9.51
Income (loss) from investment operations:
Net investment income*	0.45	0.44	0.42	0.44	0.44
Net realized and unrealized gain (loss)	0.26	(0.51)	0.30	0.02	(0.59)
Total income (loss) from investment operations	0.71	(0.07)	0.72	0.46	(0.15)
Less distributions:
Distributions from net investment income	(0.46)	(0.43)	(0.44)	(0.44)	(0.44)
Total distributions	(0.46)	(0.43)	(0.44)	(0.44)	(0.44)
Net asset value, end of year	$8.97	$8.72	$9.22	$8.94	$8.92
Total return + #	8.42%	(0.80)%	8.19%	5.39%	(1.63)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$90,262	$94,596	$103,567	$78,194	$78,654
Ratios of expenses to average net assets:	1.12%	1.12%	1.19%	1.08%	1.02%
Ratios of net investment income to average net assets:	5.12%	4.84%	4.62%	5.09%	4.77%
Portfolio turnover rate	70%	101%	142%	62%	51%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.81	$9.29	$9.02	$8.99	$9.58	$8.68	$9.17	$8.88	$8.86	$9.46
Income (loss) from investment operations:
Net investment income*	0.44	0.42	0.40	0.42	0.41	0.39	0.37	0.35	0.37	0.37
Net realized and unrealized gain (loss)	0.25	(0.49)	0.28	0.03	(0.59)	0.25	(0.50)	0.30	0.02	(0.60)
Total income (loss) from investment operations	0.69	(0.07)	0.68	0.45	(0.18)	0.64	(0.13)	0.65	0.39	(0.23)
Less distributions:
Distributions from net investment income	(0.44)	(0.41)	(0.41)	(0.42)	(0.41)	(0.40)	(0.36)	(0.36)	(0.37)	(0.37)
Total distributions	(0.44)	(0.41)	(0.41)	(0.42)	(0.41)	(0.40)	(0.36)	(0.36)	(0.37)	(0.37)
Net asset value, end of year	$9.06	$8.81	$9.29	$9.02	$8.99	$8.92	$8.68	$9.17	$8.88	$8.86
Total return + #	8.07%	(0.82)%	7.70%	5.21%	(1.88)%	7.55%	(1.43)%	7.45%	4.65%	(2.47)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,336	$12,393	$12,085	$10,478	$10,224	$7,497	$7,392	$7,785	$7,687	$9,231
Ratios of expenses to average net assets:	1.37%	1.37%	1.44%	1.33%	1.27%	1.87%	1.87%	1.94%	1.83%	1.77%
Ratios of net investment income to average net assets:	4.87%	4.60%	4.38%	4.84%	4.52%	4.37%	4.09%	3.88%	4.34%	4.02%
Portfolio turnover rate	70%	101%	142%	62%	51%	70%	101%	142%	62%	51%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$8.93	$9.32	$9.37	$8.92		$9.64
Income (loss) from investment operations:
Net investment income (loss)*	(0.03)	(0.03)	(0.03)	0.04		0.05
Net realized and unrealized gain (loss)	0.58	(0.35)	0.07	0.42		(0.77)
Total income (loss) from investment operations	0.55	(0.38)	0.04	0.46		(0.72)
Less distributions:
Distributions from net investment income	(0.04)	—	—	(0.01)		—
Distributions from net realized gains	(0.01)	(0.01)	(0.09)	—		—
Total distributions	(0.05)	(0.01)	(0.09)	(0.01)		—
Net asset value, end of year	$9.43	$8.93	$9.32	$9.37		$8.92
Total return + #	6.29%	(4.08)%	0.57%	5.14%		(7.42)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$32,927	$31,838	$32,441	$24,728		$31,935
Ratios of expenses to average net assets:	1.36%	1.35%	1.54%	1.28%		1.38%
Ratios of net investment income (loss) to average net assets:	(0.30)%	(0.35)%	(0.37)%	0.41%		0.52%
Portfolio turnover rate	109%	45%	56%	64%		52%

	Class A						Class C
	Year Ended October 31,						Year Ended October 31,
	2019	2018	2017	2016		2015	2019	2018	2017	2016		2015

Net asset value, beginning of year	$8.85	$9.26	$9.32	$8.90		$9.64	$8.66	$9.10	$9.22	$8.84		$9.62
Income (loss) from investment operations:
Net investment income (loss)*	(0.05)	(0.06)	(0.06)	0.01		0.02	(0.09)	(0.10)	(0.10)	(0.03)		(0.02)
Net realized and unrealized gain (loss)	0.57	(0.34)	0.09	0.41		(0.76)	0.55	(0.33)	0.07	0.41		(0.76)
Total income (loss) from investment operations	0.52	(0.40)	0.03	0.42		(0.74)	0.46	(0.43)	(0.03)	0.38		(0.78)
Less distributions:
Distributions from net investment income	(0.02)	—	—	(0.00	) (a)	—	—	—	—	(0.00	) (a)	—
Distributions from net realized gains	(0.01)	(0.01)	(0.09)	—		—	(0.01)	(0.01)	(0.09)	—		—
Total distributions	(0.03)	(0.01)	(0.09)	(0.00	) (a)	—	(0.01)	(0.01)	(0.09)	(0.00	) (a)	—
Net asset value, end of year	$9.34	$8.85	$9.26	$9.32		$8.90	$9.11	$8.66	$9.10	$9.22		$8.84
Total return + #	5.98%	(4.32)%	0.46%	4.77%		(7.65)%	5.36%	(4.72)%	(0.19)%	4.31%		(8.11)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,357	$3,802	$2,968	$2,118		$3,208	$1,442	$1,366	$1,330	$1,204		$1,638
Ratios of expenses to average net assets:	1.61%	1.60%	1.79%	1.53%		1.63%	2.11%	2.10%	2.29%	2.03%		2.13%
Ratios of net investment income (loss) to average net assets:	(0.55)%	(0.59)%	(0.63)%	0.10%		0.29%	(1.05)%	(1.10)%	(1.11)%	(0.33)%		(0.24)%
Portfolio turnover rate	109%	45%	56%	64%		52%	109%	45%	56%	64%		52%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.18	$14.16	$12.22	$16.32	$16.21
Income from investment operations:
Net investment income *	0.18	0.14	0.15	0.22	0.17
Net realized and unrealized gain (loss)	1.29	0.15	2.01	(0.04)	0.06
Total income from investment operations	1.47	0.29	2.16	0.18	0.23
Less distributions:
Distributions from net investment income	(0.15)	(0.13)	(0.22)	(0.18)	(0.12)
Distributions from net realized gains	(0.54)	(0.14)	—	(4.10)	—
Total distributions	(0.69)	(0.27)	(0.22)	(4.28)	(0.12)
Net asset value, end of year	$14.96	$14.18	$14.16	$12.22	$16.32
Total return + #	11.37%	1.98%	17.84%	1.73%	1.41%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$61,791	$55,428	$55,155	$45,026	$44,620
Ratios of expenses to average net assets:
Before fees paid indirectly	1.14%	1.30%	1.13%	0.93%	1.12%
After fees paid indirectly	1.14%	1.30%	1.12%	0.93%	1.12%
Ratios of net investment income to average net assets:
Before fees paid indirectly	1.30%	0.94%	1.12%	1.81%	1.03%
After fees paid indirectly	1.30%	0.94%	1.13%	1.81%	1.03%
Portfolio turnover rate	44%	45%	61%	59%	101%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.11	$14.10	$12.16	$16.26	$16.16	$13.45	$13.47	$11.65	$15.74	$15.68
Income from investment operations:
Net investment income (loss)*	0.15	0.10	0.11	0.19	0.13	0.04	(0.01)	0.02	0.10	0.00 (a)
Net realized and unrealized gain (loss)	1.27	0.15	2.02	(0.05)	0.06	1.23	0.15	1.92	(0.06)	0.06
Total income from investment operations	1.42	0.25	2.13	0.14	0.19	1.27	0.14	1.94	0.04	0.06
Less distributions:
Distributions from net investment income	(0.12)	(0.10)	(0.19)	(0.14)	(0.09)	(0.01)	(0.02)	(0.12)	(0.03)	—
Distributions from net realized gains	(0.54)	(0.14)	0.00	(4.10)	—	(0.54)	(0.14)	—	(4.10)	—
Total distributions	(0.66)	(0.24)	(0.19)	(4.24)	(0.09)	(0.55)	(0.16)	(0.12)	(4.13)	—
Net asset value, end of year	$14.87	$14.11	$14.10	$12.16	$16.26	$14.17	$13.45	$13.47	$11.65	$15.74
Total return + #	11.00%	1.71%	17.66%	1.43%	1.15%	10.24%	1.00%	16.72%	0.66%	0.38%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$16,363	$12,525	$10,174	$6,544	$6,577	$5,319	$4,167	$4,640	$4,850	$5,805
Ratios of expenses to average net assets:
Before fees paid indirectly	1.39%	1.55%	1.38%	1.18%	1.37%	2.14%	2.30%	2.13%	1.93%	2.12%
After fees paid indirectly	1.39%	1.55%	1.37%	1.18%	1.37%	2.14%	2.30%	2.12%	1.93%	2.12%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	1.05%	0.70%	0.84%	1.57%	0.78%	0.30%	(0.07)%	0.14%	0.83%	0.03%
After fees paid indirectly	1.05%	0.70%	0.85%	1.57%	0.78%	0.30%	(0.07)%	0.15%	0.83%	0.03%
Portfolio turnover rate	44%	45%	61%	59%	101%	44%	45%	61%	59%	101%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$22.50	$19.37	$15.92	$16.97	$15.01
Income (loss) from investment operations:
Net investment loss*	(0.25)	(0.22)	(0.14)	(0.10)	(0.16)
Net realized and unrealized gain (loss)	3.69	3.53	3.59	(0.86)	2.12
Total income (loss) from investment operations	3.44	3.31	3.45	(0.96)	1.96
Less distributions:
Distributions from net realized gains	(1.70)	(0.18)	—	(0.09)	—
Total distributions	(1.70)	(0.18)	—	(0.09)	—
Net asset value, end of year	$24.24	$22.50	$19.37	$15.92	$16.97
Total return + #	17.19%	17.24%	21.67%	(5.66)%	13.06%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$74,714	$59,424	$56,472	$51,242	$51,312
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.33%	1.30%	1.16%	1.20%	1.34%
After fee waivers and fees paid indirectly	1.33%	1.29%	1.14%	1.20%	1.34%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.06)%	(1.01)%	(0.79)%	(0.64)%	(1.00)%
After fee waivers and fees paid indirectly	(1.06)%	(1.01)%	(0.77)%	(0.64)%	(1.00)%
Portfolio turnover rate	28%	25%	38%	29%	45%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$22.11	$19.08	$15.73	$16.80	$14.91	$21.00	$18.27	$15.17	$16.33	$14.59
Income (loss) from investment operations:
Net investment loss*	(0.30)	(0.28)	(0.18)	(0.14)	(0.19)	(0.44)	(0.42)	(0.30)	(0.25)	(0.31)
Net realized and unrealized gain (loss)	3.60	3.49	3.53	(0.84)	2.08	3.39	3.33	3.40	(0.82)	2.05
Total income (loss) from investment operations	3.30	3.21	3.35	(0.98)	1.89	2.95	2.91	3.10	(1.07)	1.74
Less distributions:
Distributions from net realized gains	(1.70)	(0.18)	—	(0.09)	—	(1.70)	(0.18)	—	(0.09)	—
Total distributions	(1.70)	(0.18)	—	(0.09)	—	(1.70)	(0.18)	—	(0.09)	—
Net asset value, end of year	$23.71	$22.11	$19.08	$15.73	$16.80	$22.25	$21.00	$18.27	$15.17	$16.33
Total return + #	16.84%	16.98%	21.30%	(5.84)%	12.68%	16.00%	16.08%	20.44%	(6.56)%	11.93%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$24,131	$15,031	$12,944	$9,620	$8,762	$8,314	$6,844	$6,758	$4,988	$5,222
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.58%	1.55%	1.41%	1.45%	1.59%	2.33%	2.30%	2.16%	2.20%	2.34%
After fee waivers and fees paid indirectly	1.58%	1.54%	1.39%	1.45%	1.59%	2.33%	2.29%	2.14%	2.20%	2.34%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(1.32)%	(1.26)%	(1.05)%	(0.91)%	(1.20)%	(2.06)%	(2.01)%	(1.80)%	(1.67)%	(2.00)%
After fee waivers and fees paid indirectly	(1.32)%	(1.26)%	(1.03)%	(0.91)%	(1.20)%	(2.06)%	(2.01)%	(1.78)%	(1.67)%	(2.00)%
Portfolio turnover rate	28%	25%	38%	29%	45%	28%	25%	38%	29%	45%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.61	$17.54	$14.24	$14.24	$15.21
Income (loss) from investment operations:
Net investment income *	0.34	0.21	0.21	0.16	0.00 (a)
Net realized and unrealized gain (loss)	0.62	(1.39)	3.09	(0.15)	(0.61)
Total income (loss) from investment operations	0.96	(1.18)	3.30	0.01	(0.61)
Less distributions:
Distributions from net investment income	(0.18)	(0.26)	—	(0.01)	(0.30)
Distributions from net realized gains	(0.88)	(0.49)	—	—	(0.06)
Total distributions	(1.06)	(0.75)	—	(0.01)	(0.36)
Net asset value, end of year	$15.51	$15.61	$17.54	$14.24	$14.24
Total return + #	7.08%	(7.08)%	23.17%	0.06%	(4.10)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$101,505	$89,401	$90,257	$78,640	$76,992
Ratios of expenses to average net assets:
Before fees paid indirectly	1.43%	1.67%	1.56%	1.63%	2.04%
After fees paid indirectly	1.43%	1.67%	1.55%	1.63%	2.04%
Ratios of net investment income to average net assets:
Before fees paid indirectly	2.28%	1.24%	1.34%	1.17%	0.03%
After fees paid indirectly	2.28%	1.24%	1.35%	1.17%	0.03%
Portfolio turnover rate	100%	113%	119%	143%	125%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.49	$17.42	$14.17	$14.21	$15.16	$14.68	$16.59	$13.60	$13.73	$14.68
Income (loss) from investment operations:
Net investment income (loss)*	0.30	0.17	0.17	0.13	(0.03)	0.18	0.04	0.04	0.03	(0.14)
Net realized and unrealized gain (loss)	0.61	(1.38)	3.08	(0.17)	(0.60)	0.59	(1.31)	2.95	(0.16)	(0.59)
Total income (loss) from investment operations	0.91	(1.21)	3.25	(0.04)	(0.63)	0.77	(1.27)	2.99	(0.13)	(0.73)
Less distributions:
Distributions from net investment income	(0.14)	(0.23)	—	—	(0.26)	(0.02)	(0.15)	—	—	(0.16)
Distributions from net realized gains	(0.88)	(0.49)	—	—	(0.06)	(0.88)	(0.49)	—	—	(0.06)
Total distributions	(1.02)	(0.72)	—	—	(0.32)	(0.90)	(0.64)	—	—	(0.22)
Net asset value, end of year	$15.38	$15.49	$17.42	$14.17	$14.21	$14.55	$14.68	$16.59	$13.60	$13.73
Total return + #	6.78%	(7.30)%	22.94%	(0.28)%	(4.26)%	6.03%	(8.03)%	21.99%	(0.95)%	(5.06)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$22,499	$18,250	$15,524	$10,305	$9,032	$6,409	$5,764	$6,570	$6,483	$7,268
Ratios of expenses to average net assets:
Before fees paid indirectly	1.68%	1.92%	1.81%	1.88%	2.29%	2.43%	2.67%	2.56%	2.63%	3.04%
After fees paid indirectly	1.68%	1.92%	1.80%	1.88%	2.29%	2.43%	2.67%	2.55%	2.63%	3.04%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	2.04%	1.01%	1.07%	0.93%	(0.19)%	1.26%	0.22%	0.30%	0.20%	(0.94)%
After fees paid indirectly	2.04%	1.01%	1.08%	0.93%	(0.19)%	1.26%	0.22%	0.31%	0.20%	(0.94)%
Portfolio turnover rate	100%	113%	119%	143%	125%	100%	113%	119%	143%	125%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.35	$15.66	$18.31	$19.23	$19.27
Income (loss) from investment operations:
Net investment income *	0.30	0.28	0.13	0.32	0.15
Net realized and unrealized gain (loss)	3.32	(0.35)	0.40	0.73	0.85
Total income (loss) from investment operations	3.62	(0.07)	0.53	1.05	1.00
Less distributions:
Distributions from net investment income	(0.29)	(0.12)	(0.36)	(0.21)	(0.11)
Distributions from net realized gains	—	(0.12)	(2.82)	(1.76)	(0.93)
Total distributions	(0.29)	(0.24)	(3.18)	(1.97)	(1.04)
Net asset value, end of year	$18.68	$15.35	$15.66	$18.31	$19.23
Total return +#	24.16%	(0.48)%	3.63%	5.77%	5.13%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$42,865	$43,163	$34,256	$25,479	$33,379
Ratios of expenses to average net assets:	1.15%	1.10%	1.17%	1.21%	1.64%
Ratios of net investment income to average net assets:	1.81%	1.82%	0.79%	1.74%	0.80%
Portfolio turnover rate	63%	74%	101%	110%	110%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.46	$15.78	$18.35	$19.26	$19.33	$14.54	$14.88	$17.55	$18.50	$18.65
Income (loss) from investment operations:
Net investment income (loss) *	0.26	0.24	0.10	0.27	0.10	0.13	0.12	(0.02)	0.13	(0.04)
Net realized and unrealized gain (loss)	3.35	(0.35)	0.41	0.74	0.85	3.17	(0.34)	0.38	0.70	0.82
Total income (loss) from investment operations	3.61	(0.11)	0.51	1.01	0.95	3.30	(0.22)	0.36	0.83	0.78
Less distributions:
Distributions from net investment income	(0.26)	(0.09)	(0.26)	(0.16)	(0.09)	(0.15)	—	(0.21)	(0.02)	0.00
Distributions from net realized gains	—	(0.12)	(2.82)	(1.76)	(0.93)	—	(0.12)	(2.82)	(1.76)	(0.93)
Total distributions	(0.26)	(0.21)	(3.08)	(1.92)	(1.02)	(0.15)	(0.12)	(3.03)	(1.78)	(0.93)
Net asset value, end of year	$18.81	$15.46	$15.78	$18.35	$19.26	$17.69	$14.54	$14.88	$17.55	$18.50
Total return +#	23.81%	(0.74)%	3.44%	5.54%	4.85%	22.97%	(1.50)%	2.61%	4.73%	4.08%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,161	$8,444	$6,002	$9,376	$10,386	$2,812	$2,308	$2,448	$3,211	$3,847
Ratios of expenses to average net assets:	1.40%	1.35%	1.42%	1.45%	1.89%	2.15%	2.10%	2.17%	2.21%	2.64%
Ratios of net investment income (loss) to average net assets:	1.56%	1.57%	0.60%	1.45%	0.53%	0.79%	0.85%	(0.11)%	0.70%	(0.21)%
Portfolio turnover rate	63%	74%	101%	110%	110%	63%	74%	101%	110%	110%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$15.72		$17.47		$14.41	$14.27	$15.45
Income (loss) from investment operations:
Net investment income (loss) *	(0.00	) (a)	0.00	(a)	0.07	0.09	(0.01)
Net realized and unrealized gain (loss)	0.65		0.10	(b)	3.57	0.54	(0.18)
Total income (loss) from investment operations	0.65		0.10		3.64	0.63	(0.19)
Less distributions:
Distributions from net investment income	—		(0.04)		(0.10)	(0.01)	(0.04)
Distributions from net realized gains	(1.70)		(1.81)		(0.48)	(0.48)	(0.95)
Total distributions	(1.70)		(1.85)		(0.58)	(0.49)	(0.99)
Net asset value, end of year	$14.67		$15.72		$17.47	$14.41	$14.27
Total return + #	6.15%		0.37%		25.55%	4.58%	(1.59)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$43,564		$37,248		$22,710	$22,254	$22,068
Ratios of expenses to average net assets:	1.72%		1.54%		1.32%	1.48%	1.79%
Ratios of net investment income (loss) to average net assets: (c) !	(0.01)%		0.01%		0.45%	0.64%	(0.10)%
Portfolio turnover rate	85%		101%		100%	129%	122%

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2019		2018		2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.55		$17.31		$14.29	$14.18	$15.36	$13.81	$15.67	$13.02	$13.06	$14.32
Income (loss) from investment operations:
Net investment income (loss)*	(0.04)		(0.04)		0.03	0.05	(0.05)	(0.12)	(0.15)	(0.08)	(0.05)	(0.15)
Net realized and unrealized gain (loss)	0.64		0.09	(b)	3.54	0.54	(0.18)	0.52	0.10 (b)	3.21	0.49	(0.16)
Total income (loss) from investment operations	0.60		0.05		3.57	0.59	(0.23)	0.40	(0.05)	3.13	0.44	(0.31)
Less distributions:
Distributions from net investment income	—		(0.00	) (a)	(0.07)	—	—	—	—	—	—	—
Distributions from net realized gains	(1.70)		(1.81)		(0.48)	(0.48)	(0.95)	(1.70)	(1.81)	(0.48)	(0.48)	(0.95)
Total distributions	(1.70)		(1.81)		(0.55)	(0.48)	(0.95)	(1.70)	(1.81)	(0.48)	(0.48)	(0.95)
Net asset value, end of year	$14.45		$15.55		$17.31	$14.29	$14.18	$12.51	$13.81	$15.67	$13.02	$13.06
Total return + #	5.85%		0.08%		25.26%	4.33%	(1.83)%	5.06%	(0.63)%	24.29%	3.52%	(2.56)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,848		$7,869		$4,569	$3,802	$3,801	$2,835	$2,139	$2,611	$2,241	$2,383
Ratios of expenses to average net assets:	1.97%		1.79%		1.57%	1.73%	2.04%	2.72%	2.54%	2.32%	2.48%	2.79%
Ratios of net investment income (loss) to average net assets: (c) !	(0.26)%		(0.26)%		0.19%	0.40%	(0.36)%	(1.01)%	(1.04)%	(0.57)%	(0.36)%	(1.11)%
Portfolio turnover rate	85%		101%		100%	129%	122%	85%	101%	100%	129%	122%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$20.28	$20.31	$15.34	$17.08	$17.71
Income (loss) from investment operations:
Net investment loss*	(0.23)	(0.27)	(0.15)	(0.06)	(0.24)
Net realized and unrealized gain (loss) (a)	(0.25)	3.20	5.12	(0.24)	1.19
Total income (loss) from investment operations	(0.48)	2.93	4.97	(0.30)	0.95
Less distributions:
Distributions from net investment income
Distributions from net realized gains	(3.80)	(2.96)	—	(1.40)	(1.58)
Tax return of capital	—	—	—	(0.04)	—
Total distributions	(3.80)	(2.96)	—	(1.44)	(1.58)
Net asset value, end of year	$16.00	$20.28	$20.31	$15.34	$17.08
Total return + #	1.36%	16.02%	32.40%	(1.88)%	5.36%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$37,340	$33,882	$24,641	$26,010	$23,152
Ratios of expenses to average net assets:
Before fees paid indirectly	1.90%	1.94%	1.36%	1.23%	1.58%
After fees paid indirectly	1.88%	1.93%	1.35%	1.23%	1.58%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.36)%	(1.31)%	(0.86)%	(0.38)%	(1.30)%
After fees paid indirectly	(1.34)%	(1.29)%	(0.85)%	(0.38)%	(1.30)%
Portfolio turnover rate	169%	190%	174%	181%	138%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$19.42	$19.62	$14.85	$16.62	$17.31	$16.00	$16.77	$12.79	$14.61	$15.51
Income (loss) from investment operations:
Net investment loss*	(0.25)	(0.31)	(0.19)	(0.10)	(0.27)	(0.29)	(0.37)	(0.28)	(0.18)	(0.36)
Net realized and unrealized gain (loss) (a)	(0.28)	3.07	4.96	(0.23)	1.16	(0.37)	2.56	4.26	(0.20)	1.04
Total income (loss) from investment operations	(0.53)	2.76	4.77	(0.33)	0.89	(0.66)	2.19	3.98	(0.38)	0.68
Less distributions:
Distributions from net investment income
Distributions from net realized gains	(3.80)	(2.96)	—	(1.40)	(1.58)	(3.80)	(2.96)	—	(1.40)	(1.58)
Tax return of capital	—	—	—	(0.04)	—	—	—	—	(0.04)	—
Total distributions	(3.80)	(2.96)	—	(1.44)	(1.58)	(3.80)	(2.96)	—	(1.44)	(1.58)
Net asset value, end of year	$15.09	$19.42	$19.62	$14.85	$16.62	$11.54	$16.00	$16.77	$12.79	$14.61
Total return + #	1.11%	15.69%	32.12%	(2.12)%	5.12%	0.36%	14.84%	31.12%	(2.82)%	4.29%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$10,797	$10,799	$6,925	$5,540	$6,326	$2,440	$2,720	$2,644	$2,155	$3,163
Ratios of expenses to average net assets:
Before fees paid indirectly	2.15%	2.19%	1.61%	1.48%	1.83%	2.90%	2.94%	2.36%	2.23%	2.58%
After fees paid indirectly	2.13%	2.18%	1.60%	1.48%	1.83%	2.88%	2.93%	2.35%	2.23%	2.58%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(1.61)%	(1.56)%	(1.13)%	(0.69)%	(1.53)%	(2.37)%	(2.30)%	(1.89)%	(1.45)%	(2.29)%
After fees paid indirectly	(1.59)%	(1.55)%	(1.12)%	(0.69)%	(1.53)%	(2.35)%	(2.29)%	(1.88)%	(1.45)%	(2.29)%
Portfolio turnover rate	169%	190%	174%	181%	138%	169%	190%	174%	181%	138%

*	The net investment (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2019 and October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.85	$15.94	$12.73	$11.97	$14.75
Income (loss) from investment operations:
Net investment income *	0.19	0.27	0.17	0.20	0.08
Net realized and unrealized gain (loss)	1.48	(3.20)	3.28	0.64	(2.67)
Total income (loss) from investment operations	1.67	(2.93)	3.45	0.84	(2.59)
Less distributions:
Distributions from net investment income	(0.25)	(0.16)	(0.24)	(0.08)	(0.19)
Total distributions	(0.25)	(0.16)	(0.24)	(0.08)	(0.19)
Net asset value, end of year	$14.27	$12.85	$15.94	$12.73	$11.97
Total return + #	13.29%	(18.57)%	27.69%	7.13%	(17.73)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$59,931	$53,261	$51,365	$46,481	$42,831
Ratios of expenses to average net assets:	1.61%	1.19%	1.75%	1.27%	1.76%
Ratios of net investment income to average net assets:	1.42%	1.79%	1.18%	1.73%	0.59%
Portfolio turnover rate	129%	66%	74%	97%	137%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.56	$15.58	$12.45	$11.71	$14.44	$11.85	$14.74	$11.82	$11.14	$13.76
Income (loss) from investment operations:
Net investment income (loss)*	0.16	0.23	0.14	0.17	0.05	0.05	0.11	0.02	0.08	(0.06)
Net realized and unrealized gain (loss)	1.44	(3.13)	3.20	0.62	(2.62)	1.38	(2.94)	3.04	0.60	(2.49)
Total income (loss) from investment operations	1.60	(2.90)	3.34	0.79	(2.57)	1.43	(2.83)	3.06	0.68	(2.55)
Less distributions:
Distributions from net investment income	(0.22)	(0.12)	(0.21)	(0.05)	(0.16)	(0.12)	(0.06)	(0.14)	—	(0.07)
Total distributions	(0.22)	(0.12)	(0.21)	(0.05)	(0.16)	(0.12)	(0.06)	(0.14)	—	(0.07)
Net asset value, end of year	$13.94	$12.56	$15.58	$12.45	$11.71	$13.16	$11.85	$14.74	$11.82	$11.14
Total return + #	12.98%	(18.73)%	27.36%	6.84%	(17.94)%	12.18%	(19.30)%	26.31%	6.10%	(18.60)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$12,106	$9,662	$8,242	$6,348	$4,594	$3,463	$3,163	$3,467	$3,380	$3,216
Ratios of expenses to average net assets:	1.86%	1.44%	2.00%	1.52%	2.01%	2.61%	2.19%	2.75%	2.27%	2.76%
Ratios of net investment income (loss) to average net assets:	1.17%	1.54%	0.98%	1.46%	0.40%	0.41%	0.77%	0.10%	0.77%	(0.48)%
Portfolio turnover rate	129%	66%	74%	97%	137%	129%	66%	74%	97%	137%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Dunham Funds currently consist of fourteen funds: Dunham Floating Rate Bond Fund; Dunham Long/Short Credit Fund (formerly known as Dunham Appreciation & Income Fund); Dunham Corporate/Government Bond Fund; Dunham Monthly Distribution Fund; Dunham Dynamic Macro Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham International Stock Fund; Dunham Real Estate Stock Fund; Dunham Small Cap Value Fund; Dunham Small Cap Growth Fund; and Dunham Emerging Markets Stock Fund. With the exception of Dunham Focused Large Cap Growth Fund, Dunham International Opportunity Bond Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Floating Rate Bond Fund (“Floating Rate	High level of current income
Bond”)
Dunham Long/Short Credit Fund (“Long/Short Credit”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond , Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, and International Opportunity Bond commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, and International Opportunity Bond commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both International Stock and Emerging Markets Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end investment companies.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2019 for the Funds’ assets and liabilities measured at fair value:

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$1,694,949	$—	$1,694,949
Bank Loans *	—	172,819,106	—	172,819,106
Bonds & Notes *	—	7,263,765	—	7,263,765
Common Stock *	124,470	—	—	124,470
Exchange Traded Funds	1,510,800	—	—	1,510,800
Rights	—	9,370	—	9,370
Warrants	—	208,329	—	208,329
U.S. Government	—	1,997,190	—	1,997,190
Short-Term Investment	1,812,679	—	—	1,812,679
Total	$3,447,949	$183,992,709	$—	$187,440,658

Long/Short Credit

Assets	Level 1	Level 2	Level 3	Total
Bank Loans *	$—	$1,070,908	$—	$1,070,908
Bonds & Notes *	—	31,708,660	—	31,708,660
Common Stock *	18,900	—	—	18,900
U.S. Government	—	42,969,043	—	42,969,043
Short-Term Investment	6,756,790	—	—	6,756,790
Total Assets	$6,775,690	$75,748,611	$—	$82,524,301
Assets - Derivatives
Swap Contracts	$—	$262,909	$—	$262,909
Futures Contracts	281,265	—	—	281,265
Total Asset Derivatives	$281,265	$262,909	$—	$544,174
Liabilities - Derivatives
Swap Contracts	$—	$219,875	$—	$219,875
Total Liability Derivatives	$—	$219,875	$—	$219,875

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$35,301,374	$—	$35,301,374
Foreign Government Bonds	—	381,258	—	381,258
Municipal Bonds	—	3,190,354	—	3,190,354
U.S. Government & Agency	—	9,567,402	—	9,567,402
Bank Loans *	—	2,271,093	—	2,271,093
Total	$—	$50,711,481	$—	$50,711,481

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$179,759,653	$260,302	$—	$180,019,955
Closed-End Fund	—	3,805,903	—	3,805,903
Exchange Traded Funds	8,651,591	—	—	8,651,591
Rights	—	4,380	—	4,380
Warrants	—	2,375	—	2,375
Purchased Options	88,600	—	—	88,600
Short-Term Investment	86,209,639	—	—	86,209,639
Collateral for Securities Loaned	3,284,494	—	—	3,284,494
Total Assets	$277,993,977	$4,072,960	$—	$282,066,937
Asset - Derivatives
Swap Contracts	$—	$109,373	$—	$109,373
Total Asset Derivatives	$—	$109,373	$—	$109,373
Liabilities-Derivatives
Written Options	$917,459	$250	$—	$917,709
Swap Contracts	—	256,872	—	256,872
Total Liability Derivatives	$917,459	$257,122	$—	$1,174,581
Liabilities
Liabilities-Securities Sold Short	$77,711,924	$200,592	$—	$77,912,516
Total Liabilities	$77,711,924	$200,592	$—	$77,912,516

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$12,561,481	$—	$—	$12,561,481
Purchased Options	850,876	—	—	850,876
Short-Term Investments	1,340,071	25,104,890	—	26,444,961
Total Assets	$14,752,428	$25,104,890	$—	$39,857,318
Assets - Derivatives
Futures Contracts	$396,894	$—	$—	$396,894
Total Asset Derivatives	$396,894	$—	$—	$396,894
Liabilities - Derivatives
Futures Contracts	$165,158	$—	$—	$165,158
Written Options	35,530	—	—	35,530
Total Liability Derivatives	$200,688	$—	$—	$200,688

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$—	$102,457,477	$—	$102,457,477
Short-Term Investment	794,389	—	—	794,389
Collateral for Securities Loaned	3,653,700	—	—	3,653,700
Total	$4,448,089	$102,457,477	$—	$106,905,566

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$11,199,889	$—	$11,199,889
Foreign Government Bonds *	—	26,231,525	—	26,231,525
Whole Loan Collateral	—	353,917	—	353,917
Total Assets	$—	$37,785,331	$—	$37,785,331
Assets - Derivatives
Futures Contracts	$87,417	$—	$—	$87,417
Forward Foreign Currency Exchange Contracts	—	152,084	—	152,084
Total Asset Derivatives	$87,417	$152,084	$—	$239,501
Liabilities - Derivatives
Futures Contracts	$72,624	$—	$—	$72,624
Forward Foreign Currency Exchange Contracts	—	161,236	—	161,236
Total Liability Derivatives	$72,624	$161,236	$—	$233,860

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$81,813,674	$—	$—	$81,813,674
Collateral for Securities Loaned	1,045,695	—	—	1,045,695
Total	$82,859,369	$—	$—	$82,859,369

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$105,383,318	$—	$—	$105,383,318
Total	$105,383,318	$—	$—	$105,383,318

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$30,768,090	$97,849,237	$—	$128,617,327
Exchange Traded Fund	657,211	—	—	657,211
Warrant	7,507	—	—	7,507
Preferred Stocks *	99,280	—	—	99,280
Collateral for Securities Loaned	6,325,040	—	—	6,325,040
Total	$37,857,128	$97,849,237	$—	$135,706,365

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
REITs *	$54,258,604	$—	$—	$54,258,604
Total	$54,258,604	$—	$—	$54,258,604

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$55,940,284	$—	$—	$55,940,284
Collateral for Securities Loaned	542,100	—	—	542,100
Total	$56,482,384	$—	$—	$56,482,384

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$48,131,893	$—	$—	$48,131,893
Short-Term Investment	22,769	—	—	22,769
Collateral for Securities Loaned	2,124,587	—	—	2,124,587
Total	$50,279,249	$—	$—	$50,279,249

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$20,062,584	$52,721,713	$—	$72,784,297
Preferred Stock	502,555	—	—	502,555
Closed End Fund	737,174	—	—	737,174
Warrant	5,143	—	—	5,143
Collateral for Securities Loaned	4,347,391	—	—	4,347,391
Total	$25,654,847	$52,721,713	$—	$78,376,560

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the year.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

d. Options – Monthly Distribution and Dynamic Macro are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

f. Swap Agreements – Long/Short Credit and Monthly Distribution are subject to stock market risk and fixed income risk in the normal course of pursuing their investment objectives. The Funds may enter into various swap transactions for investment purposes to manage equity risk and credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

g. Futures Contracts – Long/Short Credit, Dynamic Macro and International Opportunity Bond are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

h. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

i. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of October 31, 2019:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investments in securities	Option contracts written
Interest rate contracts	Unrealized appreciation on futures contracts	Unrealized depreciation on futures contracts
	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of October 31, 2019:

Asset Derivatives Investment Value
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
	Contracts	Contracts	Contracts	Contracts	2019
Long/Short Credit
Futures Contracts	$—	$—	$—	$281,265	$281,265
Credit Default Swap Contracts	235,683	—	—	—	235,683
Total Return Swap Contracts	—	—	—	27,226	27,226
Monthly Distribution
Purchased Options	$88,600	$—	$—	$—	$88,600
Total Return Swap Contracts	109,373	—	—	—	109,373
Dynamic Macro
Futures Contracts	$139,279	$—	$—	$257,615	$396,894
Purchased Options	26,985	—	—	823,891	850,876
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$152,084	$—	$—	$152,084
Futures Contracts	—	—	—	87,417	87,417

Liability Derivatives Investment Value
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
	Contracts	Contracts	Contracts	Contracts	2019
Long/Short Credit
Credit Default Swap Contracts	$219,875	$—	$—	$—	$219,875
Monthly Distribution
Written Options	$917,709	$—	$—	$—	$917,709
Total Return Swap Contracts	256,872	—	—	—	256,872
Dynamic Macro
Futures Contracts	$111,625	$—	$—	$53,533	$165,158
Written Options	35,530	—	—	—	35,530
International Opportunity Bond Forward Foreign Currency Exchange Contracts	$—	$161,236	$—	$—	$161,236
Futures Contracts	—	—	—	72,624	72,624

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended October 31, 2019.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/ Interest rate contracts	Net realized gain (loss) from: Futures contracts, Purchased options, Written options, Swap contracts, Forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on: Futures contracts, Purchased options, Written options, Swap contracts, and Forward foreign currency exchange contracts

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2019:

Realized gain (loss) on derivatives recognized in the Statements of Operations
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	2019
Long/Short Credit
Futures Contracts	$—	$—	$—	$(1,914,195)	$(1,914,195)
Swaps Contracts	1,723	—	—	(427,529)	(425,806)
Monthly Distribution
Purchased Options	$3,258,819	$—	$—	$—	$3,258,819
Written Options	(2,155,046)	—	—	—	(2,155,046)
Swaps Contracts	515,796	—	—	—	515,796
Dynamic Macro
Futures Contracts	$16,879	$—	$—	$(80,630)	$(63,751)
Purchased Options	(465,891)	—	—	1,126,913	661,022
Written Options	183,987	—	—	—	183,987
International Opportunity Bond
Futures Contracts	$—	$—	$—	$218,469	$218,469
Forward Foreign Currency Exchange Contracts	—	(31,324)	—	—	(31,324)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
					Total value at
	Equity	Currency	Commodity	Interest Rate	October 31,
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	2019
Long/Short Credit
Futures Contracts	$—	$—	$—	$159,108	$159,108
Swaps Contracts	11,992	—	—	27,226	39,218
Monthly Distribution
Purchased Options	$(1,410,366)	$—	$—	$—	$(1,410,366)
Written Options	(555,567)	—	—	—	(555,567)
Swaps Contracts	(147,499)	—	—	—	(147,499)
Dynamic Macro
Futures Contracts	$659,716	$—	$—	$264,629	$924,345
Purchased Options	(130,633)	—	—	410,763	280,130
Written Options	(3,205)	—	—	—	(3,205)
International Opportunity Bond
Futures Contracts	$—	$—	$—	$20,397	$20,397
Forward Foreign Currency Exchange Contracts	—	(91,347)	—	—	(91,347)

The average notional value of the derivative instruments for the year ended October 31, 2019 is disclosed below:

	Average Notional Value
	Long	Short	Purchased	Written	Long		Short
	Futures	Futures	Options	Options	Swaps		Swaps
Long/Short Credit	$—	$16,132,755	$—	$—	$9,750,000		$7,000,002
Monthly Distribution	—	—	27,506,463	37,610,163	1,504,951	(1)	5,656,820	(1)
Dynamic Macro	26,236,621	47,911,905	21,331,036	13,783,286	—		—
International Opportunity Bond	3,516,374	4,368,628	—	—	—		—

(1)	Monthly Distribution only invested in swaps in quarter 4, therefore notional shown is not averaged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

j. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – Long/Short Credit, Monthly Distribution, Dynamic Macro, and International Opportunity Bond policies are to recognize a gross asset or liability equal to the unrealized on futures contracts, forward foreign currency exchange contracts, swaps and written options. During the year ended October 31, 2019, Long/Short Credit is subject to a master netting arrangement for swaps. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2019.

Long/Short Credit

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	HSBC	$281,265	$—	$281,265	$—	$—	$281,265
Credit Default Swaps	HSBC	40,289	—	40,289	—	—	40,289
Credit Default Swaps	JP Morgan	175,516	—	175,516	—	—	175,516
Credit Default Swaps	Goldman Sachs	19,878	—	19,878	—	—	19,878
Total Return Swaps	JP Morgan	14,089	—	14,089	—	—	14,089
Total Return Swaps	Goldman Sachs	13,137	—	13,137	—	—	13,137
Total		$544,174	$—	$544,174	$—	$—	$544,174

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Credit Default Swaps	Goldman Sachs	$(96,781)	$—	$(96,781)	$—	$96,781	$—
Credit Default Swaps	JP Morgan	(123,094)	—	(123,094)	—	—	(123,094)
Total		$(219,875)	$—	$(219,875)	$—	$96,781	$(123,094)

Monthly Distribution

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Assets Presented in
		of Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Purchased Options	JP Morgan	$88,600	$—	$88,600	$—	$—	$88,600
Total Return Swap	JP Morgan	109,373	—	109,373	(109,373)	—	—
Total		$197,973	$—	$197,973	$(109,373)	$—	$88,600

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Written Options	JP Morgan	$(917,709)	$—	$(917,709)	$—	$—	$(917,709)
Total Return Swaps	JP Morgan	(256,872)	—	(256,872)	109,373	—	(147,499)
Total		$(1,174,581)	$—	$(1,174,581)	$109,373	$—	$(1,065,208)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

Dynamic Macro
					Gross Amounts Not Offset in the
					Statement of Assets &
Assets:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Assets Presented in		Cash
		Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	Goldman Sachs	$396,894	$—	$396,894	$(165,158)	$—	$231,736
Purchased Options	Goldman Sachs	850,876	—	850,876	—	—	850,876
Total		$1,247,770	$—	$1,247,770	$(165,158)	$—	$1,082,612

					Gross Amounts Not Offset in the
					Statement of Assets &
Liabilities:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	Goldman Sachs	$(165,158)	$—	$(165,158)	$165,158	$—	$—
Written Options	Goldman Sachs	(35,530)	—	(35,530)	—	—	(35,530)
Total		$(200,688)	$—	$(200,688)	$165,158	$—	$(35,530)

International Opportunity Bond
					Gross Amounts Not Offset in
					the Statement of Assets &
Assets:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statement of	Assets Presented in		Cash
		Recognized	Assets &	the Statement of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign
Currency Exchange
Contracts	Barclays	$54,014	$—	$54,014	$(54,014)	$—	$—
	Citigroup	98,070	—	98,070	(31,180)	—	66,890
Futures Contracts	Credit Suisse	87,417	—	87,417	(72,624)	—	14,793
Total		$239,501	$—	$239,501	$(157,818)	$—	$81,683

					Gross Amounts Not Offset in
					the Statement of Assets &
Liabilities:					Liabilities
			Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statement of	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	Assets &	Assets & Liabilities	Instruments	Pledged	Net Amount
Forward Foreign
Currency Exchange
Contracts	Barclays	$(130,056)	$—	$(130,056)	$54,014	$—	$(76,042)
	Citigroup	(31,180)	—	(31,180)	31,180	—	—
Futures Contracts	Credit Suisse	(72,624)	—	(72,624)	72,624	—	—
Total		$(233,860)	$—	$(233,860)	$157,818	$—	$(76,042)

k. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

l. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex -date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

m. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

n. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2016 to 2018 and expected to be taken in tax year 2019 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

o. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Long/Short Credit, Monthly Distribution, Corporate/Government Bond, High-Yield Bond , Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

p. Real Estate Investment Trusts – Real Estate Stock invests primarily in Real Estate Investment Trusts (REITs). Distributions from REITs may be characterized as dividends, capital gains, and/or return of capital.

q. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under -performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Floating Rate Bond*	0.70% – 1.06%	0.60%	0.10% – 0.46%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock **	0.70% – 1.50%	0.65%	0.05% – 0.85%

*	Prior to March 1, 2019, the Sub-Adviser’s portion for Floating Rate Bond was 0.10%-0.50% and the Management Fee was 0.70%-1.10%.

**	Prior to April 1, 2019, the Sub-Adviser’s portion for Emerging Markets Stock was 0.10%-0.90% and the Management Fee was 0.75%-1.55%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of Emerging Markets Stock which is in its initial year of a new Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of October 31, 2019.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Floating Rate Bond	New fleet Asset Management, LLC	Credit Suisse Leveraged Loan Total Return Index	0.28%	+/- 0.00%	0.10%	0.46%
Long/Short Credit	Metlife Investment Advisors, LLC	BofA Merrill Lynch US 3-month Treasury Bill Index PLUS 300 bps (3.00%)	0.60%	+/- 0.00%	0.05%	1.15%
Corporate/Government Bond	New fleet Asset Management, LLC	Bloomberg Barclays Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Monthly Distribution *	Weiss Multi-Strategy Advisers, LLC	IQ Hedge Market Neutral Total Return Index	0.60%	+/- 0.00%	0.22%	0.98%
Dynamic Macro	Mellon Investments Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
High-Yield Bond	PineBridge Investments LLC	Barclays U.S. Corporate High Yield Bond Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond	Allianz Global Investors U.S. LLC	Barclays Global ex US Aggregate Bond Index (Unhedged)	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value	Rothschild & Co. Asset Management US Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock	Barings, LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
Small Cap Value ***	Ziegler Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock **	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%

*	Effective August 2, 2019 Weiss Multi-Strategy Advisers, LLC. replaced Perella Weinberg Partners Capital Management LP. as the sub-adviser to Monthly Distribution. Perella Weinberg Partners Capital Management LP had a Base fee of 0.60%, a Minimum fee of 0.22% and a Maximum Fee of 0.98%.

**	Effective April 1, 2019 NS Partners Ltd. replaced Bailard, Inc. as the sub-adviser to Emerging Markets Stock. Bailard, Inc. had a Base fee of 0.50%, a Minimum fee of 0.10% and a Maximum Fee of 0.90%.

***	Effective March 29, 2019 Piermont Capital Management, Inc. was acquired by Ziegler Capital Management, LLC.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.04% on average net assets over $500 million; and 0.02% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, GFS receives from the Trust a minimum annual fee of $245,000. For providing transfer agent services, GFS receives from the Trust a minimum annual fee of $200,000. Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Blu Giant, LLC, (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from GFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $6,250 for each Board meeting attended in-person; $1,000 for all telephonic Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the year ended October 31, 2019, certain Funds had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which the broker returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in fees paid indirectly in the Funds’ Statements of Operations and were paid directly by the broker to the Administrator for providing administration services. For the year ended October 31, 2019, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $2,227, Focused Large Cap Growth - $973, International Stock - $1,062 and Small Cap Growth - $6,128.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2019 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Floating Rate Bond	$84,623,573	$78,822,886	$—	$—
Long/Short Credit	89,117,539	74,462,834	60,908,063	57,327,663
Corporate/Government Bond	25,216,248	27,424,182	12,398,103	11,871,649
Monthly Distribution	1,068,771,008	1,140,800,097	—	—
Dynamic Macro	4,910,693	17,503,935	—	—
High-Yield Bond	72,023,785	82,393,051	—	—
International Opportunity Bond	40,094,682	39,952,979	—	—
Large Cap Value	37,466,906	33,605,891	—	—
Focused Large Cap Growth	35,422,458	27,265,691	—	—
International Stock	130,225,472	119,405,172	—	—
Real Estate Stock	34,943,972	44,258,428	—	—
Small Cap Value	47,989,016	42,065,567	—	—
Small Cap Growth	81,306,682	80,268,474	—	—
Emerging Markets Stock	89,962,855	88,910,817	—	—

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2019, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Floating Rate Bond	$192,811,379	$692,642	$(6,063,363)	$(5,370,721)
Long/Short Credit	81,571,224	1,577,043	(299,667)	1,277,376
Corporate/Government Bond	48,396,078	2,398,545	(83,142)	2,315,403
Monthly Distribution	205,013,525	13,421,935	(15,134,917)	(1,712,982)
Dynamic Macro	37,526,238	3,211,819	(684,533)	2,527,286
High-Yield Bond	106,342,247	3,906,542	(3,343,223)	563,319
International Opportunity Bond	36,498,599	1,659,682	(364,382)	1,295,300
Large Cap Value	65,701,164	19,078,586	(1,920,381)	17,158,205
Focused Large Cap Growth	60,143,317	46,339,257	(1,099,256)	45,240,001
International Stock	125,131,132	16,292,731	(5,717,498)	10,575,233
Real Estate Stock	42,360,073	12,749,498	(850,967)	11,898,531
Small Cap Value	53,074,295	5,555,006	(2,146,917)	3,408,089
Small Cap Growth	46,620,610	6,919,434	(3,260,795)	3,658,639
Emerging Markets Stock	73,607,812	8,141,399	(3,372,651)	4,768,748

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

6.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the year ended October 31, 2019 and the year ended October 31, 2018, respectively:

For the year ended October 31, 2019:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	4,135,951	779,224	(5,195,790)	(280,615)	691,894	95,516	(535,999)	251,411
Long/Short Credit	5,434,899	199,627	(2,368,449)	3,266,077	680,269	24,160	(199,739)	504,690
Corporate/Government Bond	1,358,705	85,602	(1,548,844)	(104,537)	238,649	10,366	(120,020)	128,995
Monthly Distribution	1,550,592	287,081	(2,207,230)	(369,557)	481,103	61,442	(529,598)	12,947
Dynamic Macro	462,025	89,536	(1,109,155)	(557,594)	234,015	18,240	(318,335)	(66,080)
High-Yield Bond	2,250,727	527,921	(3,558,884)	(780,236)	353,882	63,555	(462,947)	(45,510)
International Opportunity Bond	699,740	22,947	(794,969)	(72,282)	147,890	1,757	(112,758)	36,889
Large Cap Value	695,868	214,901	(687,966)	222,803	384,880	49,142	(221,805)	212,217
Focused Large Cap Growth	959,514	225,236	(743,219)	441,531	841,812	57,629	(561,841)	337,600
International Stock	1,246,392	435,239	(862,721)	818,910	447,321	86,701	(249,533)	284,489
Real Estate Stock	285,995	55,368	(859,354)	(517,991)	150,462	9,521	(219,442)	(59,459)
Small Cap Value	688,673	319,621	(408,023)	600,271	232,547	65,268	(122,444)	175,371
Small Cap Growth	899,200	444,127	(680,884)	662,443	278,378	149,638	(268,644)	159,372
Emerging Markets Stock	749,368	80,396	(775,088)	54,676	363,428	13,390	(277,895)	98,923

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	379,932	33,786	(240,739)	172,979
Long/Short Credit	126,205	10,251	(38,884)	97,572
Corporate/Government Bond	37,167	3,771	(61,875)	(20,937)
Monthly Distribution	309,307	78,470	(345,815)	41,962
Dynamic Macro	42,791	2,794	(31,545)	14,040
High-Yield Bond	104,964	34,960	(151,150)	(11,226)
International Opportunity Bond	26,236	248	(25,990)	494
Large Cap Value	88,590	14,327	(37,247)	65,670
Focused Large Cap Growth	137,733	28,599	(118,605)	47,727
International Stock	82,464	27,672	(62,141)	47,995
Real Estate Stock	30,559	1,724	(32,045)	238
Small Cap Value	73,760	25,630	(27,700)	71,690
Small Cap Growth	84,693	66,749	(110,039)	41,403
Emerging Markets Stock	53,034	2,497	(59,245)	(3,714)

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

For the year ended October 31, 2018:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	5,544,126	680,867	(5,269,356)	955,637	990,916	73,952	(632,403)	432,465
Long/Short Credit	2,695,549	41,172	(304,528)	2,432,193	544,088	6,854	(228,544)	322,398
Corporate/Government Bond	1,912,073	104,386	(3,405,957)	(1,389,498)	204,083	10,399	(260,731)	(46,249)
Monthly Distribution	2,204,120	268,595	(2,471,857)	858	484,297	54,294	(418,482)	120,109
Dynamic Macro	1,045,881	—	(854,490)	191,391	424,021	—	(201,583)	222,438
High-Yield Bond	2,859,505	516,584	(3,764,538)	(388,449)	541,122	55,424	(489,836)	106,710
International Opportunity Bond	918,537	3,921	(838,505)	83,953	194,919	376	(86,308)	108,987
Large Cap Value	774,929	70,716	(831,786)	13,859	412,732	11,986	(258,513)	166,205
Focused Large Cap Growth	652,409	27,172	(953,801)	(274,220)	281,769	6,227	(286,311)	1,685
International Stock	1,185,724	219,814	(823,998)	581,540	538,029	38,097	(289,098)	287,028
Real Estate Stock	1,215,646	34,637	(625,212)	625,071	292,170	4,939	(131,144)	165,965
Small Cap Value	1,077,210	144,058	(151,459)	1,069,809	284,243	27,980	(70,164)	242,059
Small Cap Growth	574,078	186,952	(303,103)	457,927	273,170	54,752	(124,818)	203,104
Emerging Markets Stock	1,385,394	31,305	(495,926)	920,773	412,227	4,193	(176,092)	240,328

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	263,265	23,134	(172,957)	113,442
Long/Short Credit	110,059	4,514	(83,122)	31,451
Corporate/Government Bond	58,106	4,299	(82,611)	(20,206)
Monthly Distribution	355,558	62,509	(322,392)	95,675
Dynamic Macro	56,142	—	(70,500)	(14,358)
High-Yield Bond	135,855	31,188	(164,632)	2,411
International Opportunity Bond	48,016	177	(36,571)	11,622
Large Cap Value	55,368	3,842	(93,744)	(34,534)
Focused Large Cap Growth	54,856	3,483	(102,259)	(43,920)
International Stock	76,579	15,569	(95,633)	(3,485)
Real Estate Stock	38,155	1,286	(45,238)	(5,797)
Small Cap Value	30,003	18,626	(60,317)	(11,688)
Small Cap Growth	28,475	32,629	(48,775)	12,329
Emerging Markets Stock	77,471	891	(46,538)	31,824

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2019 and October 31, 2018 was as follows:

	For the year ended October 31, 2019				For the year ended October 31, 2018
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Floating Rate Bond**	$8,609,420	$—	$—	$8,609,420	$7,558,793	$—	$—	$7,558,793
Long/Short Credit**	2,186,769	—	—	2,186,769	479,171	—	—	479,171
Corporate/Government Bond**	1,364,485	—	—	1,364,485	1,586,252	—	21,031	1,607,283
Monthly Distribution**	—	—	14,962,154	14,962,154	2,716,635	—	11,318,712	14,035,347
Dynamic Macro	771,551	—	228,780	1,000,331	—	—	—	—
High-Yield Bond**	5,606,169	—	1,997	5,608,166	5,523,745	—	—	5,523,725
International Opportunity Bond	78,557	143,753	2,685	224,995	—	42,342	—	42,342
Large Cap Value	1,029,945	2,475,280	—	3,505,225	557,584	713,265	—	1,270,849
Focused Large Cap Growth	—	6,222,027	—	6,222,027	—	722,085	—	722,085
International Stock *	1,605,914	6,332,594	—	7,938,508	1,605,505	3,151,817	—	4,757,322
Real Estate Stock	963,717	—	—	963,717	344,955	300,608	—	645,563
Small Cap Value	1,864,480	3,196,685	23,516	5,084,681	1,593,661	1,586,225	—	3,179,886
Small Cap Growth	3,935,267	5,125,659	—	9,060,926	1,842,122	3,242,312	—	5,084,434
Emerging Markets Stock *	1,399,913	—	—	1,399,913	824,337	—	—	824,337

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $454,755 and $196,218 for fiscal year ended October 31, 2019 for the International Stock Fund and Emerging Markets Stock Fund respectively, and $232,938 for the fiscal year ended October 31, 2018 for the Emerging Markets Stock Fund, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

**	Differences in distributions between the Statements of Changes paid from book and tax on the relate to adjustments for dividends payable for tax purposes.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and fund distributions and the expiration of capital loss carry forwards, resulted in reclassification for the tax year ended October 31, 2019 as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Floating Rate Bond	$—	$—
Long/Short Credit	—	—
Corporate/Government Bond	—	—
Monthly Distribution	(1,072,043)	1,072,043
Dynamic Macro	(152,059)	152,059
High-Yield Bond	(1,997)	1,997
International Opportunity Bond	(126,390)	126,390
Large Cap Value	—	—
Focused Large Cap Growth	(179,273)	179,273
International Stock	—	—
Real Estate Stock	—	—
Small Cap Value	(23,516)	23,516
Small Cap Growth	(92,315)	92,315
Emerging Markets Stock	(351,019)	351,019

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

As of each of the Fund’s tax year-ended October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term		Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Floating Rate Bond	$113,538	$—	$—	$(4,557,245)	$(4,372)	$(5,370,721)	$(9,818,800)
Long/Short Credit	469,055	—	—	—	(1,802)	1,277,376	1,744,629
Corporate/Government Bond	21,206	—	—	(3,184,848)	(1,468)	2,315,403	(849,707)
Monthly Distribution	—	—	(804,617)	(950,040)	(515,974)	(1,716,782)	(3,987,413)
Dynamic Macro	—	—	—	(1,364,940)	—	2,526,452	1,161,512
High-Yield Bond	—	—	—	(7,494,821)	(6,751)	563,319	(6,938,253)
International Opportunity Bond	—	—	(100,060)	—	—	1,296,907	1,196,847
Large Cap Value	724,977	1,943,275	—	—	—	17,158,205	19,826,457
Focused Large Cap Growth	—	3,667,504	(1,033,914)	—	—	45,240,001	47,873,591
International Stock	2,718,040	—	—	(4,689,441)	—	10,575,264	8,603,863
Real Estate Stock	1,480,197	2,042,145	—	—	—	11,898,531	15,420,873
Small Cap Value	—	—	(72,334)	(1,143,759)	—	3,408,089	2,191,996
Small Cap Growth	—	805,397	(635,376)	—	—	3,658,639	3,828,660
Emerging Markets Stock	630,372	—	—	(1,472,324)	—	4,768,192	3,926,240

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, the mark-to -market treatment of open forward foreign currency contracts, options, dividend payable and swap contracts, and adjustments for partnerships, perpetual bonds, passive foreign investment companies, constructive sales of securities held short, straddles and C Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) for the Funds. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and constructive sales, and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Floating Rate Bond	$—
Long/Short Credit	—
Corporate/Government Bond	—
Monthly Distribution	804,617
Dynamic Macro	—
High-Yield Bond	—
International Opportunity Bond	100,060
Large Cap Value	—
Focused Large Cap Growth	1,033,914
International Stock	—
Real Estate Stock	—
Small Cap Value	72,334
Small Cap Growth	635,376
Emerging Markets Stock	—

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

At October 31, 2019, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring		Capital Loss Carry	Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Expired	Forward Utilized
Floating Rate Bond	$978,122	$3,579,123	$4,557,245	$—	$—
Long/Short Credit	—	—	—	—	66,482
Corporate/Government Bond	1,121,080	2,063,768	3,184,848	—	57,915
Monthly Distribution	—	950,040	950,040	—	—
Dynamic Macro	1,364,940	—	1,364,940	152,059	3,926,174
High-Yield Bond	3,837,612	3,657,209	7,494,821	—	—
International Opportunity Bond	—	—	—	—	—
Large Cap Value	—	—	—	—	—
Focused Large Cap Growth	—	—	—	—	—
International Stock	4,689,441	—	4,689,441	—	—
Real Estate Stock	—	—	—	—	—
Small Cap Value	889,147	254,612	1,143,759	—	—
Small Cap Growth	—	—	—	—	—
Emerging Markets Stock	1,472,324	—	1,472,324	351,019	—

8.	LINE OF CREDIT

Currently, the Funds have a $40,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. Based only on the days borrowed, the average amount of borrowings outstanding were as follows:

Average borrowings
Fund	outstanding
Corporate/Government Bond	$3,741,667
Dynamic Macro	461,000
High-Yield Bond	1,743,250
International Opportunity Bond	307,889
Focused Large Cap Growth	1,645,500
International Stock	154,353
Real Estate Stock	609,000
Small Cap Value	74,000
Small Cap Growth	425,333
Emerging Markets Stock	607,906

The interest expense for all the Funds listed above is immaterial.

As of October 31, 2019, all the Funds listed above had no outstanding borrowings on the Uncommitted Line.

Funds not listed above did not access the line of credit during the year ended October 31, 2019.

9.	SECURITIES LENDING

The Funds have entered into separate Securities Lending Agreements (“Agreements”) with the US Bank NA and Securities Finance Trust Company (“SFTC”). International Stock and Emerging Market Stock lend securities with US Bank NA. All other Funds lend securities with SFTC. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. The International Stock Fund is below the 105% threshold due to market fluctuation. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to US Bank or SFTC as lending agent and the remainder is paid to the Fund(s).

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The below table shows the collateral held by each Fund at the end of the period.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Monthly Distribution
Liabilities
Securities Loaned	SFTC	$(2,935,000)	$—	$(2,935,000)	$2,935,000	$—	$—
Securities Loaned	SFTC	(349,250)	—	(349,250)	349,250	—	—
Total		$(3,284,250)	$—	$(3,284,250)	$3,284,250	$—	$—

High-Yield Bond
Liabilities
Securities Loaned	SFTC	$(1,688,092)	$—	$(1,688,092)	$1,688,092	$—	$—
Securities Loaned	SFTC	(1,964,233)	—	(1,964,233)	1,964,233	—	—
Total		$(3,652,325)	$—	$(3,652,325)	$3,652,325	$—	$—

Large Cap Value
Liabilities
Securities Loaned	SFTC	$(52,600)	$—	$(52,600)	$52,600	$—	$—
Securities Loaned	SFTC	(992,400)	—	(992,400)	992,400	—	—
Total		$(1,045,000)	$—	$(1,045,000)	$1,045,000	$—	$—

International Stock
Liabilities
Securities Loaned	US Bank	$(6,325,040)	$—	$(6,325,040)	$6,325,040	$—	$—

Small Cap Value
Liabilities
Securities Loaned	SFTC	$(542,100)	$—	$(542,100)	$542,100	$—	$—

Small Cap Growth
Liabilities
Securities Loaned	SFTC	$(1,113,441)	$—	$(1,113,441)	$1,113,441	$—	$—
Securities Loaned	SFTC	(1,010,439)	—	(1,010,439)	1,010,439	—	—
Total		$(2,123,880)	$—	$(2,123,880)	$2,123,880	$—	$—

Emerging Markets Stock
Liabilities
Securities Loaned	US Bank	$(4,347,391)	$—	$(4,347,391)	$4,347,391	$—	$—

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2019.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities

	Market Value of	Market Value of
Fund	Loaned Securities	Collateral (1)
Floating Rate Bond	$—	$—
Long/Short Credit	—	—
Corporate/Government Bond	—	—
Monthly Distribution	3,216,350	3,216,350
Dynamic Macro	—	—
High-Yield Bond	3,506,670	3,506,670
International Opportunity Bond	—	—
Large Cap Value	1,024,290	1,024,290
Focused Large Cap Growth	—	—
International Stock *	6,175,100	6,175,100
Real Estate Stock	—	—
Small Cap Value	532,740	532,740
Small Cap Growth	2,069,994	2,069,994
Emerging Markets Stock *	4,210,767	4,210,767

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

* Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

10.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. All the Funds may invest in investment companies. Such investments would subject the Funds to similar risks.

The performance of the Monthly Distribution Fund will be directly affected by the performance of the Fidelity Investments Money Market Fund – Class I. The financial statements of this Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Monthly Distribution Fund’s financial statements. As of October 31, 2019, the percentage of the Monthly Distribution Fund invested in the Fidelity Investments Money Market Fund- Class I was 33.3%.

11.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2019 (Continued)

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of the Dunham Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Dunham Floating Rate Bond Fund, Dunham Long/Short Credit Fund (formerly, Dunham Appreciation & Income Fund), Dunham Corporate/Government Bond Fund, Dunham Monthly Distribution Fund, Dunham Dynamic Macro Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Large Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham International Stock Fund, Dunham Real Estate Stock Fund, Dunham Small Cap Value Fund, Dunham Small Cap Growth Fund, and Dunham Emerging Markets Stock Fund, each a series of shares of beneficial interest in Dunham Funds (the “Funds”), including the schedules of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, counterparties and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Dunham Funds since 2007.

Philadelphia, Pennsylvania

December 30, 2019

TRUSTEES & OFFICERS (Unaudited)

Trustees and Officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Henry R. Goldstein c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite #2, Omaha, NE 68130 Age:88	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009.	14	None
Paul A. Rosinack c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite #2, Omaha, NE 68130 Age: 72	Trustee	Since January 2008	Retired; President/Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004-2017.	14	None

Interested Trustees and Officers
Jeffrey A. Dunham* Age: 58	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	14	None
Denise S. Iverson Age: 60	Treasurer & Principal Financial Officer	Since January 2008	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.	N/A	N/A
Joseph P. Kelly II Age: 44	Chief Compliance Officer	Since January 2014	General Counsel and Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), November 2013-present; Senior Associate, Dechert LLP (law firm), 2005-October 2013.	N/A	N/A
Tamara Beth Wendoll Age: 48	Secretary and AML Officer	Since October 2015 – Secretary (December 2008 -Assistant Secretary); Since September 2010 – AML Officer	Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008-present.	N/A	N/A
Ryan Dykmans Age: 37	Assistant Secretary	Since October 2015	Director of Research, June 2013-present; Senior Investment Analyst from 2009-2013, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino Age: 50	Assistant Treasurer	Since January 2008	Senior Vice President-Fund Administration, 2012-present; Vice President, 2004-2012;Senior Fund Administrator, 1999-2004,Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

ADDITIONAL INFORMATION (Unaudited)

Meeting of the Board of Trustees Held on June 25, 2019

On June 25, 2019, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “Sub-Advisory Agreement”) for the following Trust series (the “Fund”):

Fund	Sub-Advisory Agreement
Dunham Monthly Distribution Fund	Weiss Multi-Strategy Advisers LLC

The Sub-Advisory Agreement with Weiss Multi-Strategy Advisers LLC (the “Sub-Adviser”) would take effect on or about August 1, 2019. Weiss would take over sub-advisory responsibilities from the current sub-adviser Perella Weinberg Partners, LLC (“Perella”).

In considering the Sub-Advisory Agreement, the Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and the Sub-Adviser. This information was provided prior to and during the meeting. The Independent Trustees also had reviewed a memorandum from Fund counsel that addressed their fiduciary duties pertaining to the new Sub-Advisory Agreement and the factors they should consider in evaluating the Sub-Advisory Agreement.

Among other information, the Adviser and the Sub-Adviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, sub-advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

I.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between the Fund and the Sub-Adviser, the Board considered the nature, extent and quality of services the Sub-Adviser would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and the Sub-Adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board noted in particular that, after the Fund’s current sub-adviser Perella reorganized its business operations, some of Perella’s personnel – including the Fund’s portfolio manager David Baker – would be joining the Sub-Adviser. The Sub-Adviser is a 40-year old firm that initially advised a family office. The firm has approximately $1.9 billion in assets under management in mostly market neutral and balanced risk strategies. It advises a $90 million liquid alternative mutual fund and serves as sub-adviser to two other funds. The Board believed that the Fund would benefit from the Sub-Adviser’s large asset management department and use of extensive analytics. The firm has over 100 full-time employees with senior investment personnel working out of its New York City office.

Performance. With the Fund retaining the same portfolio manager, the Board noted in particular that the Sub-Adviser intends to retain a similar investment structure employed by the current sub-adviser Perella.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the Sub-Adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party.

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when the Sub-Adviser delivers results, and how performance fees should be integrated into their analysis.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to the Sub-Adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns the Sub-Adviser’s interest with those of Fund shareholders.

The Board also noted in particular that the Fund’s sub-advisory fee schedule will remain the same after the Sub-Adviser takes over from the current sub-adviser Perella. The Fund will pay a “fulcrum fee” consisting of: a “base fee” of 60 basis points (0.60%) annually; and a “performance fee” at a rate that will vary by up to +/-38 bps (0.38%). The performance fee will be added to or subtracted from the base fee to arrive at the total fulcrum fee. The comparative index will be the IndexIQ IQ Hedge Market Neutral Total Return Index over the applicable measurement period. The Board concluded that the Sub-Adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of the Sub-Adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding the Sub-Adviser’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits the Sub-Adviser would receive.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s		Ending		Ending
	Annualized	Beginning	Account	Expenses	Account	Expenses
	Expense	Account	Value	Paid During	Value	Paid During
	Ratio	Value 5/1/19	10/31/19	Period*	10/31/19	Period*
Class N:
Floating Rate Bond Fund	1.03%	$1,000.00	$1,001.00	$5.21	$1,020.00	$5.26
Long/Short Credit Fund	1.20%	$1,000.00	$1,025.40	$6.12	$1,019.16	$6.10
Corporate/Government Bond Fund	1.23%	$1,000.00	$1,052.90	$6.34	$1,019.03	$6.24
Monthly Distribution Fund	1.94%	$1,000.00	$1,000.00	$9.76	$1,015.44	$9.84
Dynamic Macro Fund	1.63%	$1,000.00	$1,018.20	$8.30	$1,016.98	$8.29
High-Yield Bond Fund	1.04%	$1,000.00	$1,023.20	$5.29	$1,019.97	$5.29
International Opportunity Bond Fund	1.38%	$1,000.00	$1,039.70	$7.08	$1,018.27	$7.00
Large Cap Value Fund	1.21%	$1,000.00	$1,028.90	$6.19	$1,019.10	$6.16
Focused Large Cap Growth Fund	1.30%	$1,000.00	$985.00	$6.50	$1,018.65	$6.61
International Stock Fund	1.34%	$1,000.00	$1,018.40	$6.81	$1,018.46	$6.81
Real Estate Stock Fund	1.22%	$1,000.00	$1,101.40	$6.46	$1,019.05	$6.21
Small Cap Value Fund	1.76%	$1,000.00	$1,010.30	$8.94	$1,016.31	$8.96
Small Cap Growth Fund	1.75%	$1,000.00	$931.90	$8.51	$1,016.40	$8.88
Emerging Markets Stock Fund	1.99%	$1,000.00	$1,005.60	$10.04	$1,015.19	$10.09
Class A:
Floating Rate Bond Fund	1.28%	$1,000.00	$999.70	$6.46	$1,018.74	$6.52
Long/Short Credit Fund	1.40%	$1,000.00	$1,024.10	$7.13	$1,018.16	$7.11
Corporate/Government Bond Fund	1.47%	$1,000.00	$1,051.70	$7.61	$1,017.79	$7.48
Monthly Distribution Fund	2.18%	$1,000.00	$998.80	$11.01	$1,014.19	$11.09
Dynamic Macro Fund	1.88%	$1,000.00	$1,017.30	$9.57	$1,015.72	$9.56
High-Yield Bond Fund	1.29%	$1,000.00	$1,021.60	$6.56	$1,018.71	$6.55
International Opportunity Bond Fund	1.63%	$1,000.00	$1,038.90	$8.36	$1,017.01	$8.27
Large Cap Value Fund	1.46%	$1,000.00	$1,026.90	$7.46	$1,017.85	$7.42
Focused Large Cap Growth Fund	1.55%	$1,000.00	$983.40	$7.75	$1,017.39	$7.88
International Stock Fund	1.59%	$1,000.00	$1,016.50	$8.08	$1,017.19	$8.08
Real Estate Stock Fund	1.47%	$1,000.00	$1,100.00	$7.78	$1,017.80	$7.48
Small Cap Value Fund	2.01%	$1,000.00	$1,009.10	$10.19	$1,015.06	$10.23
Small Cap Growth Fund	2.00%	$1,000.00	$931.00	$9.74	$1,015.11	$10.17
Emerging Markets Stock Fund	2.24%	$1,000.00	$1,004.30	$11.31	$1,013.92	$11.36

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical
	Fund’s		Ending		Ending
	Annualized	Beginning	Account	Expenses	Account	Expenses
	Expense	Account	Value	Paid During	Value	Paid During
	Ratio	Value 5/1/19	10/31/19	Period*	10/31/19	Period*
Class C:
Floating Rate Bond Fund	1.78%	$1,000.00	$998.20	$8.97	$1,016.22	$9.05
Long/Short Credit Fund	2.20%	$1,000.00	$1,020.00	$11.22	$1,014.10	$11.18
Corporate/Government Bond Fund	1.97%	$1,000.00	$1,049.40	$10.20	$1,015.25	$10.03
Monthly Distribution Fund	2.94%	$1,000.00	$995.10	$14.77	$1,010.40	$14.89
Dynamic Macro Fund	2.63%	$1,000.00	$1,013.80	$13.36	$1,011.94	$13.35
High-Yield Bond Fund	1.79%	$1,000.00	$1,018.30	$9.09	$1,016.19	$9.08
International Opportunity Bond Fund	2.13%	$1,000.00	$1,035.20	$10.91	$1,014.49	$10.80
Large Cap Value Fund	2.21%	$1,000.00	$1,023.80	$11.27	$1,014.06	$11.22
Focused Large Cap Growth Fund	2.30%	$1,000.00	$979.70	$11.48	$1,013.61	$11.67
International Stock Fund	2.34%	$1,000.00	$1,012.50	$11.86	$1,013.42	$11.86
Real Estate Stock Fund	2.22%	$1,000.00	$1,096.00	$11.73	$1,014.02	$11.27
Small Cap Value Fund	2.76%	$1,000.00	$1,005.60	$13.97	$1,011.27	$14.01
Small Cap Growth Fund	2.74%	$1,000.00	$927.00	$13.29	$1,011.41	$13.88
Emerging Markets Stock Fund	2.99%	$1,000.00	$1,001.50	$15.06	$1,010.16	$15.12

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2019).

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)	Timothy M. Considine, who served as an audit committee financial expert, resigned as a member of the Board of Trustees effective October 8, 2019. The search for his replacement is ongoing. As a result, the Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. In the interim, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2019 $ 173,600

FY 2018 $ 186,000

(b)	Audit-Related Fees

FY 2019 $ 0

FY 2018 $ 0

Nature of the fees:

(c)	Tax Fees

FY 2019 $ 30,800

FY 2018 $ 30,000

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees

Registrant Adviser

FY 2019 $ 0 $ 0

FY 2018 $ 0 $ 0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2018 Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	0%	0%
Tax Fees:	0%	0%
All Other Fees:	0%	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2019	$30,800	$ None
FY 2018	$30,000	$ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 1/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 1/8/20

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 1/8/20